UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

Inhibrx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39452	82-4257312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 N. Torrey Pines Road, Suite 200

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

(858) 795-4220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INBX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 22, 2024, Inhibrx, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Aventis Inc., a Pennsylvania corporation (“Parent”) and wholly owned subsidiary of Sanofi, and Art Acquisition Sub, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Parent, pursuant to which, on the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with and as a condition to the Merger, the Company and Ibex SpinCo, Inc., a Delaware corporation (“SpinCo”) entered into a Separation and Distribution Agreement, dated as of January 22, 2024 (the “Separation and Distribution Agreement”), pursuant to which, on the terms and subject to the conditions set forth in the Separation and Distribution Agreement, immediately prior to the effective time of the Merger (the “Effective Time”): (i) the Company will effect a pre-closing reorganization (the “Pre-Closing Reorganization”), which will result in the Company owning, assuming or retaining all assets and liabilities primarily related to INBRX-101, an optimized, recombinant alpha-1 antitrypsin (“AAT”) augmentation therapy currently in a registrational trial for the treatment of patients with alpha-1 antitrypsin deficiency (“AATD”) (the “101 Business”), and (y) SpinCo owning, assuming or retaining all other assets and liabilities of the Company and its subsidiaries (the “SpinCo Business”); and (ii) thereafter, the Company will distribute to its stockholders as of the Distribution Record Date (as defined below), on a pro rata basis, 92% of the issued and outstanding shares of SpinCo common stock (the “Spin-Off”), at a ratio of one share of SpinCo common stock, par value $0.0001 per share, (“SpinCo common stock”) for every four (4) shares of the Company’s issued and outstanding common stock, par value $0.0001 per share (“Company common stock”) held on the Distribution Record Date. Following the Spin-Off, SpinCo will be a separate public company and the Company will retain 8% of the issued and outstanding shares of SpinCo common stock as of the effective time of the Spin-Off (the “Distribution Time”).

In connection with the execution of the Merger Agreement, the Company entered into (a) the Private Placement Warrant Amendment (as defined below) to the outstanding warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of August 28, 2023, by and between the Company and certain institutional and other accredited investors (the “Securities Purchase Agreement”) (such warrants, the “Private Placement Warrants”), clarifying the treatment of the Private Placement Warrants in connection with the Merger and Spin-Off such that holders of the Private Placement Warrants will receive the Merger Consideration and, pursuant to the terms of the Private Placement Warrants, receive warrants to purchase up to an aggregate of 1,678,661 shares of SpinCo common stock with terms, rights and obligations equivalent to the Private Placement Warrants (the “SpinCo Warrants”), in each case, subject to conditions specified in such amendment and (b) the Oxford Warrants Amendment (as defined below) to the outstanding warrants issued by the Company pursuant to (x) the Loan and Security Agreement, dated as of July 15, 2020, by and among Oxford Finance, LLC, the Company, and the lenders party thereto, as amended (such warrants, the “2020 Warrants”); and (y) the Fourth Amendment to the Loan and Security Agreement, dated as of February 18, 2022 (such warrants, the “2022 Warrants,” and together with the 2020 Warrants, the “Oxford Warrants,” and together with the Private Placement Warrants, the “Company Warrants”), clarifying the treatment of the 2020 Warrants in connection with the Merger and Spin-Off such that the holders of the 2020 Warrants will receive the Merger Consideration and, pursuant to the terms of the 2020 Warrants, receive shares of SpinCo common stock, in each case, subject to the conditions specified in such amendment. For more information on these amendments, see below “–Warrant Amendments.”

The Merger and Spin-Off are expected to be taxable to the Company’s stockholders.

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Merger Agreement

At the Effective Time:

i.	Each share of Company common stock that is issued and outstanding immediately prior to the Effective Time (other than (A) Company common stock owned by the Company as treasury shares, (B) Company common stock owned by Parent or Merger Sub and (C) any dissenting shares) will no longer be outstanding and will automatically be cancelled, extinguished and converted into the right to receive (i) an amount in cash equal to $30.00, without interest thereon (the “Closing Amount”), plus (ii) one (1) contractual contingent value right (“CVR”) representing the right to receive a contingent payment of $5.00, without interest thereon, in cash (the “Milestone Payment”), upon the achievement of certain regulatory milestones (“Milestone”) set forth in the CVR Agreement (as defined below) ((i) and (ii) collectively, the “Merger Consideration”);

ii.	Each option to purchase shares of Company common stock (each, a “Company Option”) granted by the Company under the Company’s Amended and Restated 2017 Equity Incentive Plan that is outstanding as of immediately prior to the Effective Time (after giving effect to the Spin-Off and the provisions of the Separation and Distribution Agreement), whether or not then vested, having an exercise price per share of Company common stock that is equal to or less than the Closing Amount will be cancelled and immediately cease to be outstanding and as soon as reasonably practicable following the Effective Time, converted into the right to receive (A) an amount in cash, without interest, equal to the product of (x) the total number of shares of Company common stock subject to such Company Option immediately prior to the Effective Time, multiplied by (y) the excess of (I) the Closing Amount over (II) the exercise price payable per share of Company common stock under such Company Option (such amount, the “Closing Option Payment”), and (B) one (1) CVR for each share of Company common stock subject to such Company Option;

iii.	Each Company Option that is outstanding as of immediately prior to the Effective Time (after giving effect to the Spin-Off and the provisions of the Separation and Distribution Agreement), whether or not then vested, having an exercise price per share of Company common stock that is equal to or greater than the Closing Amount and less than the Merger Consideration (each such Company Option, a “Closing Date Underwater Option”) will be cancelled. If the Milestone is achieved, the cash amount to be paid in respect of such Company Option in respect of the Milestone Payment will be equal to the product of the Milestone Payment (reduced, with respect to holders of Closing Date Underwater Options, by the amount by which the per share exercise price of each such Company Option exceeded the Closing Amount) and the number of CVRs held by such Holder; and

iv.	Each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per share of Company common stock that is equal to or greater than the Merger Consideration will be cancelled without any consideration being payable in respect thereof, and have no further force or effect.

Additionally, at or immediately after the Effective Time, each Company Warrant shall be deemed cancelled or shall cease to have rights, in accordance with its respective terms.

Consummation of the Merger is subject to certain conditions, including: (i) adoption of the Merger Agreement by holders of a majority of the outstanding shares of Company common stock entitled to vote on such matters at the Company’s stockholders meeting; (ii) the expiration, termination or receipt of any approval or clearances applicable to the consummation of the Merger under applicable antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) and the receipt of certain additional clearances or approvals of certain other governmental bodies applicable to the Merger; (iii) the absence of any law or order prohibiting or making illegal the consummation of the Merger; (iv) effectiveness of the registration statement to be filed with respect to registration of the SpinCo common stock (the “Spin-Off Registration Statement”); (v) completion of the Spin-Off; (vi) subject to certain qualifications, the accuracy of representations and warranties of the Company, Parent and Merger Sub, as applicable, under the Merger Agreement and the performance in all material respects by the Company, Parent and Merger Sub, as applicable, of their obligations under the Merger Agreement; and (vii) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement).

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The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries to the Effective Time. From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company has agreed, subject to certain exceptions, to conduct its business in all material respects in the ordinary course and has agreed to certain other operating covenants, as set forth in the Merger Agreement.

The Merger Agreement also includes covenants requiring the Company not to (i) initiate, solicit, knowingly encourage or knowingly facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to an acquisition proposal, (ii) enter into any agreement with respect to an acquisition proposal or (iii) engage in negotiations or discussions with, or provide any non-public information or data to, any person relating to an acquisition proposal (other than Parent or any of its affiliates or representatives). Notwithstanding these restrictions, the Company may under certain circumstances provide information to and engage in discussions or negotiations with third parties with respect to a bona fide acquisition proposal that the board of directors of the Company (the “Board”) determines in good faith, after consultation with the Company’s financial advisor, constitutes or could reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement). In addition, the Board is permitted, subject to the terms and conditions set forth in the Merger Agreement, to make an Company Adverse Recommendation Change (as defined in the Merger Agreement) following receipt of (a) a Superior Proposal that did not result from a material breach of the no-shop covenants in the Merger Agreement or (b) a Company Intervening Event (as defined in the Merger Agreement), if the Board concludes in good faith, after consultation with outside counsel, that failure to take such action would reasonably be likely to be inconsistent with the directors’ fiduciary duties under applicable law, or in response to a Company Intervening Event (as defined in the Merger Agreement), subject, in each case, to certain matching rights in favor of Parent.

The Merger Agreement contains certain termination rights for each of the Company and Parent. Upon termination of the Merger Agreement in accordance with its terms, under certain circumstances, the Company will be required to pay Parent a termination fee in an amount equal to $54,500,000, including if the Merger Agreement is terminated due to (i) the Company accepting a Superior Proposal or (ii) the Board changing its recommendation that stockholders vote to approve the Merger Agreement. This termination fee will also be payable by the Company if the Merger Agreement is terminated under certain circumstances and prior to such termination, a proposal to acquire the 101 Business or more than 50% of the Company’s stock or assets is made or publicly announced and not publicly withdrawn and the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of the 101 Business or more than 50% of its stock or assets within twelve months of such termination. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $92,125,000 if the Merger is not consummated due to the failure of certain conditions to be satisfied as a result of failure to obtain antitrust clearance.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. It is not intended to provide any factual information about the Company, Parent or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specified dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties in the event that statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders. The Company’s stockholders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to the Company’s stockholders’ right to receive the Merger Consideration pursuant to the Merger Agreement and the right of the Company on behalf of its stockholders to pursue damages for any willful and material breach by Parent of the Merger Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

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Contingent Value Rights Agreement

At or prior to the Effective Time, pursuant to the Merger Agreement, Parent is required to enter into a Contingent Value Rights Agreement between Parent and Continental Stock Transfer & Trust Company (the “Rights Agent”), in substantially the form attached to the Merger Agreement (the “CVR Agreement”). Each CVR will represent the right to receive a contingent payment of $5.00 in cash, without interest, payable to the Rights Agent for the benefit of the holders of CVRs, if the following milestone is achieved:

•	The final approval by the U.S. Food and Drug Administration (“FDA”), on or prior to June 30, 2027, of the new drug application or supplemental new drug application filed with the FDA pursuant to Section 351 of the Public Health Service Act and 21 CFR §§ 600 et seq. (for clarity, including accelerated approval) that is necessary for the commercial marketing and sale of the Company’s precisely engineered recombinant human AAT-Fc fusion protein, also known as INBRX-101 in the United States of America for the treatment of patients with AATD and clinical evidence of emphysema following the clinical trial with identifier INBRX101-01-201, titled “A Phase 2, Double-Blind, Randomized, Active-Control, Parallel Group Study to Assess the Pharmacokinetics, Pharmacodynamics, Immunogenicity, and Safety of INBRX-101 Compared to Plasma Derived Alpha-1 Proteinase Inhibitor (A1PI) Augmentation Therapy in Adults with Alpha-1 Antitrypsin Deficiency Emphysema,” regardless of any obligation to conduct any post-marketing or confirmatory study.

The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement.

The foregoing description of the CVR Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the CVR Agreement, which is designated as Annex III within the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. It is not intended to provide any factual information about the Company, Parent or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the CVR Agreement have been made solely for the purposes of the CVR Agreement and as of specified dates; were made solely for the benefit of the parties to the CVR Agreement; are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties in the event that statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the CVR Agreement, which disclosures are not reflected in the CVR Agreement itself; may have been made for the purposes of allocating contractual risk between the parties to the CVR Agreement instead of establishing these matters as facts; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company stockholders. The Company’s stockholders are not third-party beneficiaries under the CVR Agreement (except, following the Effective Time, with respect to the Company’s stockholders’ right to receive the Merger Consideration pursuant to the CVR Agreement and the right of the Company on behalf of its stockholders to pursue damages for any willful and material breach by Parent of the CVR Agreement) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the CVR Agreement, which subsequent information may or may not be fully reflected in the Company’s or Parent’s public disclosures.

Separation and Distribution Agreement

The Separation and Distribution Agreement sets forth the terms and conditions regarding the Spin-Off, including the transfer of certain assets by the Company to SpinCo and the assumption of certain liabilities by SpinCo from the Company. The Separation and Distribution Agreement further allocates other assets between SpinCo and the Company and provides for various continuing relationships between the Company’s group of companies and SpinCo’s group of companies.

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SpinCo will be funded by a cash contribution immediately prior to the Distribution Time from the Company of $200 million, constituted by the sum of the amount of cash contained in any accounts held by SpinCo as of the close of business on the day prior to the date of the Spin-Off, plus the balance through a contribution from Parent. Parent’s liabilities under the Separation and Distribution Agreement include payment of certain expenses payable at closing of the Spin-Off and the Merger.

In the Spin-Off, and pursuant to the Separation and Distribution Agreement, the Company will distribute, on a pro rata basis, to the Company’s stockholders, as of the record date for such Distribution, as may be determined by the Board (the “Distribution Record Date”), 92% of the issued and outstanding shares of SpinCo common stock as of the Distribution Time and the Company will retain 8% of the issued and outstanding shares of SpinCo common stock as of the Distribution Time (the “Distribution”). The Company shall also deliver the SpinCo Warrants to the holders of the Private Placement Warrants to the extent required pursuant to the terms of the Private Placement Warrants and shall deliver shares of SpinCo common stock to the holders of the Company Warrants that are entitled to receive them pursuant to the terms of the Company Warrants.

The consummation of the Spin-Off is subject to, among other things: (i) satisfaction of the conditions to closing set forth in the Merger Agreement; (ii) the effectiveness of the Spin-Off Registration Statement; (iii) final listing approval from a national securities exchange of the shares of SpinCo common stock; (iv) the absence of any law or injunction prohibiting or making illegal the consummation of the Spin-Off, the Pre-Closing Reorganization or the Merger; (v) execution of a transition services agreement, pursuant to which the Company and SpinCo will provide certain services to each other on a transitional basis (the “Transition Services Agreement”); and (vi) completion of the Pre-Closing Reorganization.

Prior to the Distribution, the Company will distribute to its stockholders of record on the Distribution Record Date copies of an information statement relating to SpinCo that will be part of the Spin-Off Registration Statement.

Under the Separation and Distribution Agreement, each of the Company and SpinCo agrees to indemnify and hold harmless the other party, and its affiliates and representatives, from losses in connection with, among other things, (i) the liabilities assigned to, or retained by, the other party, as applicable, or (ii) the breach by such party of the Separation and Distribution Agreement. Each of the Company and SpinCo agrees to release the other party from any and all liabilities existing or arising from any acts or events, including in connection with the Pre-Closing Reorganization, the Distribution or any other transactions contemplated under the Separation and Distribution Agreement, the Merger Agreement and the Transition Services Agreement, and each of the Company and SpinCo agrees not to bring any proceeding or claim against the other party in respect of such liabilities.

The foregoing description of the Separation and Distribution Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Separation and Distribution Agreement, which is attached as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference. It is not intended to provide any factual information about the Company or any Company subsidiaries and affiliates. The representations, warranties and covenants contained in the Separation and Distribution Agreement have been made solely for the purposes of the Separation and Distribution Agreement and as of specified dates; were made solely for the benefit of the parties to the Separation and Distribution Agreement; are not intended as statements of fact to be relied upon by the Company’s stockholders, but rather as a way of allocating the risk between the parties in the event that statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Separation and Distribution Agreement, which disclosures are not reflected in the Separation and Distribution Agreement itself; may have been made for the purposes of allocating contractual risk between the parties to the Separation and Distribution Agreement instead of establishing these matters as facts; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders. The Company’s stockholders are not third-party beneficiaries under the Separation and Distribution Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or any Company subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Separation and Distribution Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

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Warrant Amendments

Amendment to the Private Placement Warrants to Purchase Common Stock

In connection with the Merger, the Company and each holder of the Private Placement Warrants entered into an Agreement relating to the Pre-Funded Warrant to Purchase Common Stock and Securities Purchase Agreement, dated as of January 22, 2024 (the “Private Placement Warrant Amendment”), which specifies that (A) in connection with the Spin-Off, each holder of Private Placement Warrants shall receive a SpinCo Warrant and shall not otherwise receive shares of SpinCo common stock on account of the Private Placement Warrants and (B) upon consummation of the Merger, each holder of Private Placement Warrants shall receive only the Merger Consideration to which it would be entitled as a result of the Merger if it held the number of shares of Company common stock for which the Private Placement Warrant is exercisable immediately prior to the Merger, assuming full exercise of the Private Placement Warrant on a cashless basis without regard to the beneficial ownership limitation contained in such Private Placement Warrant. The Private Placement Warrant Amendment also provides that SpinCo shall enter into a registration rights agreement with each holder of the SpinCo Warrants containing substantially equivalent registration rights provisions as those set forth in Article 6 of the Securities Purchase Agreement, relating to shares of SpinCo common stock held by each holder of SpinCo Warrants or issuable to such holder pursuant to the exercise of its SpinCo Warrant. SpinCo is required to effectuate the registration of such securities following the Spin-Off as set forth in the Pre-Funded Warrant Amendment.

The foregoing description of the Pre-Funded Warrant Amendment and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Pre-Funded Warrant Amendment, a form of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Oxford Warrants to Purchase Common Stock

In connection with the Merger, the Company and Oxford Finance LLC entered into the Amendment to Warrants to Purchase Stock, dated as of January 22, 2024 (the “Oxford Warrants Amendment”). The Oxford Warrants Amendment provides that, in connection with the consummation of the Distribution and the Merger, the holder of each 2020 Warrant in effect at 4:00 p.m. EST on the business day prior to the Distribution Record Date (the “Determination Time”) shall have the right to receive (A) cash in an amount equal to the product of (1) the total number of shares of Company common stock subject to such 2020 Warrant immediately prior to the Effective Time, multiplied by (2) the difference between (x) the Closing Amount and (y) $17.00, (B) a number of CVRs equal to the total number of shares of Company common stock underlying such 2020 Warrant as of immediately prior to the Effective Time and (C) the number of shares of SpinCo common stock that the holder of such 2020 Warrant would have been entitled to receive in the Distribution had such 2020 Warrant been fully exercised on a cash basis as of the Determination Time. The Oxford Warrant also provides that if the exercise price of the 2022 Warrants is less than the closing price of a share of Company common stock on the business day before the Distribution Record Date, the 2022 Warrants will automatically be exercised on a cashless basis on the day before the Distribution Record Date. In such case, the holder of the 2022 Warrants would be a Company stockholder as of the Distribution Record Date and receive shares of SpinCo common stock in the Distribution. If, however, the exercise price of the 2022 Warrants is greater than or equal to the closing price of a share of Company common stock on the business day before the Distribution Record Date, such warrants shall terminate and expire immediately prior to the consummation of the Merger and the holder of such warrants shall not be permitted to exercise them while the Merger Agreement remains in effect.

The foregoing description of the Oxford Warrants Amendment and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Oxford Warrants Amendment, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 7.01 Regulation FD Disclosure.

On January 23, 2024, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is hereby furnished as Exhibit 99.1 to this Report.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements about Parent’s proposed acquisition of Company and INBRX-101, and the Company’s related Spin-Off of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109, its existing pipeline and corporate infrastructure, which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the integration of the Company and Parent will be more difficult, time consuming or costly than expected; risks and costs relating to the separation of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109 and the consummation of the Spin-Off in the anticipated timeframe or at all; changes to the configuration of the INBRX-105, INBRX-106 and INBRX-109 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize the Company’s technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture the Company’s therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering the Company’s therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy the Company’s capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and the Company’s third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and the Company’s industry.

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You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business described in the “Risk Factors” and “Special Note Regarding Forward-Looking Statements” sections of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company does not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s annual meeting of stockholders to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at https://www.inhibrx.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company, its respective directors and certain of their respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of the Company with respect to the potential transaction. Information about the identity of Company’s (i) directors is set forth in the section entitled “Our Board of Directors” on page 11 of Company’s proxy statement on Schedule 14A filed with the SEC on April 13, 2023 (the “2023 Proxy”) (and available here) and (ii) executive officers is set forth in the section entitled “Our Executive Officers” on page 14 of the 2023 Proxy (and available here). Information about the compensation of Company’s non-employee directors is set forth in the section entitled “Non-Employee Director Compensation Policy” starting on page 16 of the 2023 Proxy (and available here). Information about the compensation of Company’s named executive officers is set forth in the section entitled “Executive Compensation” starting on page 18 of the 2023 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Certain Relationships and Related Party Transactions” on page 31 of the 2023 Proxy (and available here). Information about the beneficial ownership of Company securities by Company’s directors and named executive officers is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” starting on page 28 of the 2023 Proxy (and available here).

9

Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the 2023 Proxy have been reflected in the following Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4, filed by Kayyem Jon Faiz, with the filing of the Company on May 30, 2023; Form 4, filed by Manhard Kimberly, with the filing of the Company on May 30, 2023; Form 4, filed by Vuori Kristiina MD, with the filing of the Company on May 30, 2023; and Form 4, filed by Forsyth Douglas, with the filing of the Company on May 30, 2023. As of January 22, 2024, each of the “participants” set forth below “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) less than 1% of shares of common stock, par value $0.0001 share, of the Company.

Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.inhibrx.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
2.1*	Agreement and Plan of Merger, dated as of January 22, 2024, by and among Inhibrx, Inc., Aventis Inc., and Art Acquisition Sub, Inc.
2.2*	Separation and Distribution Agreement, dated as of January 22, 2024, by and among Inhibrx, Inc., Ibex SpinCo, Inc., and Aventis Inc.
4.1	Form of Agreement to Pre-Funded Warrant to Purchase Common Stock and Securities Purchase Agreement, dated January 22, 2024, by and between Inhibrx, Inc. and each holder of the Private Placement Warrants party thereto.
4.2	Amendment to Warrants to Purchase Stock, dated January 22, 2024, by and between Inhibrx, Inc. and Oxford Finance LLC.
99.1	Press Release of Inhibrx, Inc., dated January 23, 2024.
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2024

INHIBRX, INC.

By:	/s/ Kelly Deck
Kelly Deck
Chief Financial Officer

[Signature Page to Form 8-K]

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

AVENTIS INC.

ART ACQUISITION SUB, Inc.

and

INHIBRX, INC.

Dated as of January 22, 2024

i

Annexes

Annex I	Definitions
Annex II	Certificate of Incorporation of the Surviving Corporation
Annex III	Form of CVR Agreement
Annex IV	Promissory Note to Parent

AGREEMENT AND PLAN OF MERGER

PREAMBLE

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of January 22, 2024, is by and among Aventis Inc., a Pennsylvania corporation (“Parent”), Art Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Inhibrx, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, each of the board of directors of Merger Sub and the Company has approved this Agreement and the transactions contemplated hereby, including the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Parent (the “Surviving Corporation”) in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Board of Directors of the Company (the “Company Board of Directors”) has (i) determined that the Merger and the transactions contemplated hereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into this Agreement and the Separation and Distribution Agreement; (iii) directed that the adoption of this Agreement and the Separation and Distribution Agreement be submitted to a vote of the Company’s stockholders at the Stockholders Meeting (as defined below); and (iv) subject to the terms and conditions of this Agreement, resolved to recommend that the Company’s stockholders approve the adoption of this Agreement and the Separation and Distribution Agreement and approve the Merger and the Spin-Off on the terms and subject to the conditions set forth herein and in the Separation and Distribution Agreement (the “Company Board Recommendation”);

WHEREAS, it is a condition to the Merger that, prior to the Effective Time, the Company will, in one or a series of transactions, including by operation of applicable Law, (i) assign, and cause SpinCo to assume, certain of the operating assets and liabilities of the Company, (ii) distribute the Released Equity Interests of SpinCo to the Company’s stockholders as of the applicable record date pro rata in accordance with their ownership interests in the Company (the “Spin-Off”) and (iii) deliver SpinCo Warrants and shares of common stock of SpinCo to the holders of the Company Warrants to the extent required under the terms of the Company Warrants, in each case in accordance with the Separation and Distribution Agreement;

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company and SpinCo are executing and delivering the Separation and Distribution Agreement;

WHEREAS, promptly following the execution and delivery of this Agreement, Parent and the Rights Agent will execute and deliver the CVR Agreement; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the other transactions contemplated hereby.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Article I
THE MERGER

Section 1.1     The Merger. On the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub shall merge with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue its corporate existence under the DGCL as the Surviving Corporation and a wholly owned Subsidiary of Parent. The Merger will have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the rights, privileges, immunities, powers, objects and purposes of the Company and Merger Sub will be vested in the Surviving Corporation, and all claims, debts, liabilities and obligations of the Company and Merger Sub will be the claims, debts, liabilities and obligations of the Surviving Corporation.

Section 1.2     Effective Time. Subject to the provisions of this Agreement, at the Closing, the Company, Parent, and Merger Sub shall cause a certificate of merger (the “Certificate of Merger”) to be filed with the Secretary of State of the State of Delaware and make all other filings or recordings, in each case as required by the DGCL in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being referred to as the “Effective Time”).

Section 1.3     The Closing. On the terms and subject to the conditions of this Agreement and in accordance with the DGCL, the closing of the Merger (the “Closing”) will occur at 9:00 a.m. (New York time) on the second (2nd) business day after the satisfaction or waiver (to the extent permitted by applicable Law) of all of the conditions set forth in Article VII (other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at or prior to the Closing) (the date on which the Closing occurs, the “Closing Date”), by electronic exchange of deliverables, unless another date, time or place is agreed to in writing by the parties hereto.

Section 1.4     Organizational Documents of the Surviving Corporation.

(a)            At the Effective Time, the certificate of incorporation of the Surviving Corporation shall be amended and restated in the form attached as Annex II until, subject to Section 6.6, thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation.

(b)            The parties shall take all necessary action such that the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation (except that all references in such bylaws of Merger Sub to its name, date of incorporation, registered office or registered agent shall instead refer to the name, date of incorporation, registered office and registered agent, respectively, of the Surviving Corporation) until, subject to Section 6.6, thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws.

Section 1.5     Directors and Officers of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the initial directors of the Surviving Corporation, and the officers of Merger Sub immediately prior to the Effective Time will, from and after the Effective Time, be the initial officers of the Surviving Corporation, in each case, until their respective successors have been duly elected, designated or qualified, or until their earlier death, disqualification, resignation or removal in accordance with the Surviving Corporation’s Organizational Documents.

Article II
CONVERSION OF SECURITIES

Section 2.1     Conversion of Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any stockholder of the Company or any holder of any shares of common stock of Merger Sub (“Merger Sub Common Stock”):

(a)            Merger Sub Common Stock. All of the issued and outstanding shares of Merger Sub Common Stock immediately prior to the Effective Time will be converted into and become one hundred (100) fully paid and nonassessable shares of common stock of the Surviving Corporation and such fully paid and non-assessable shares of common stock will constitute the entire issued and outstanding stock of the Surviving Corporation.

(b)            Cancellation of Treasury Shares and Parent-Owned Shares. All Common Shares that are owned by the Company as treasury shares and any Common Shares owned by Parent or Merger Sub, in each case immediately prior to the Effective Time, will automatically be cancelled and extinguished and will cease to exist, and no consideration will be payable in exchange therefor.

(c)            Conversion of Common Shares. Each Common Share issued and outstanding immediately prior to the Effective Time (other than Common Shares to be cancelled in accordance with Section 2.1(b) and any Dissenting Shares) will be converted into the right to receive (i) an amount in cash equal to $30 (the “Closing Amount”) plus (ii) one (1) contractual contingent value right per Common Share representing the right to receive a contingent payment in cash, without interest, upon the achievement of the Milestone set forth in the CVR Agreement (a “CVR”) ((i) and (ii) collectively, the “Merger Consideration”). From and after the Effective Time, all such Common Shares will no longer be outstanding and will automatically be cancelled and extinguished and will cease to exist, and each holder of a certificate share (a “Certificate”) or book-entry share (a “Book-Entry Share”) (as applicable) representing any such Common Shares will cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor, without interest thereon, upon the surrender of such Certificate or transfer of such Book-Entry Share (as applicable) in accordance with Section 2.2.

Section 2.2     Exchange of Certificates.

(a)            Paying Agent. Parent will designate Citibank, N.A or another bank or trust company that is reasonably acceptable to the Company to act as agent for the holders of the Common Shares in connection with the Merger (the “Paying Agent”) and to receive the funds to which holders of the Common Shares will become entitled in accordance with Section 2.1(c). Parent will deposit or cause to be deposited with the Paying Agent on a timely basis, promptly after the Effective Time (and in any case no later than the business day following the Effective Time), and as and when needed after the Effective Time, cash necessary to pay for the Common Shares converted in the Merger into the right to receive the Closing Amount (the “Exchange Fund”). Parent shall be responsible for all expenses of the Paying Agent. If the Exchange Fund is inadequate to pay the aggregate Closing Amount to which holders of the Common Shares are entitled in accordance with Section 2.1(c), Parent will promptly deposit, or cause the Surviving Corporation promptly to deposit, additional cash with the Paying Agent sufficient to make all payments of the Closing Amount, and Parent and the Surviving Corporation will in any event be liable for payment thereof. The Paying Agent may invest the cash in the Exchange Fund as directed by Parent. Any interest and other income resulting from such investments will be paid to Parent. For the avoidance of doubt, Parent shall not be required to cause to be deposited any funds related to any CVR with the Rights Agent unless and until such deposit is required pursuant to the CVR Agreement and no such funds shall be required to be deposited with the Paying Agent.

(b)            Exchange Procedures. Promptly after the Effective Time (but in no event later than five (5) business days thereafter), the Paying Agent will mail to each holder of record of a Certificate, which immediately prior to the Effective Time represented outstanding Common Shares, whose shares were converted in accordance with Section 2.1(c) into the right to receive the Merger Consideration (i) a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to the Certificate will pass, only upon delivery of the Certificate to the Paying Agent and will be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for effecting the surrender of the Certificate in exchange for payment of the Merger Consideration. Upon surrender of a Certificate for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly executed and properly completed and such other documents as may be reasonably requested by the Paying Agent, the holder of such Certificate will be entitled to receive in exchange therefor (x) an amount in cash equal to the Closing Amount (such payments to be net of applicable Taxes withheld in accordance with Section 2.6) for each Common Share formerly represented by such Certificate and (y) a number of CVRs equal to the number of Common Shares formerly represented by such Certificate, and the Certificate so surrendered will forthwith be cancelled. Until surrendered as contemplated by this Section 2.2, each Certificate will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration (including payment in the form of or with respect to any CVR) as contemplated by this Section 2.2, without interest thereon, and will not evidence any interest in, or any right to exercise the rights of a stockholder or other equity holder of, the Company or the Surviving Corporation. Notwithstanding anything to the contrary in this Agreement, any holder of Book-Entry Shares will not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article II. In lieu thereof, each holder of record of one or more Book-Entry Shares whose Common Shares were converted into the Merger Consideration will upon receipt by the Paying Agent of such evidence, if any, as the Paying Agent may reasonably request, be entitled to receive in respect of each such Common Share in exchange therefor (x) an amount in cash equal to the Closing Amount (such payments to be net of applicable Taxes withheld in accordance with Section 2.6) and (y) a number of CVRs equal to the number of Common Shares, and the Book-Entry Shares of such holder will forthwith be cancelled.

(c)            DTC Procedures. Prior to the Closing, Parent and the Company will cooperate to establish procedures with the Paying Agent and the Depository Trust Company (“DTC”) with the objective that, as promptly as possible following, and in any event within two (2) business days after, the Effective Time (i), the Paying Agent will transmit to DTC or its nominees an amount in cash equal to the product of (1) the number of Common Shares (other than Common Shares to be cancelled in accordance with Section 2.1(b) and any Dissenting Shares) held of record by DTC or such nominee immediately prior to the Effective Time and (2) the Closing Amount (such aggregate amount, the “DTC Payment”) and (ii) the Rights Agent will record a number of CVRs in the name of Cede & Co. equal to the number of Common Shares (other than Common Shares to be cancelled in accordance with Section 2.1(b) and any Dissenting Shares) held of record by DTC or such nominee (such aggregate number of CVRs, the “DTC Issuance”).

(d)            Certain Transfer Taxes. If any payment in accordance with the Merger is to be made to a Person other than the Person in whose name the surrendered Certificate or Book-Entry Share is registered, it will be a condition of payment that (i) the Certificate or Book-Entry Shares surrendered will be properly endorsed or will be otherwise in proper form for transfer and (ii) the Person requesting such payment will have paid all transfer and other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate or Book-Entry Share surrendered or will have established to the satisfaction of Parent that such Tax either has been paid or is not applicable. None of Parent, Merger Sub and the Surviving Corporation will have any liability for the transfer Taxes and other similar Taxes described in this Section 2.2(d) under any circumstances.

(e)            Transfer Books; No Further Ownership Rights in Shares. At the Effective Time, the stock transfer books or ledger of the Company will be closed and thereafter no further registration of transfers of Common Shares will be made on the records of the Company. From and after the Effective Time, the holders of Certificates or Book-Entry Shares evidencing ownership of Common Shares outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Common Shares, except as otherwise provided for herein or by Law. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, then they will be cancelled and exchanged as provided in this Article II.

(f)            Termination of Exchange Fund; No Liability. At any time following twelve (12) months after the Effective Time, the Surviving Corporation will be entitled to require the Paying Agent to deliver to it any funds (including any interest received with respect thereto) made available to the Paying Agent and not disbursed (or for which disbursement is pending subject only to the Paying Agent’s routine administrative procedures) to holders of Certificates and Book-Entry Shares, and thereafter such holders will be entitled to look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) only as general creditors thereof with respect to the Closing Amount payable upon due surrender of their Certificates or Book-Entry Shares, without any interest thereon. Nonetheless, none of Parent, the Surviving Corporation nor the Paying Agent will be liable to any holder of a Certificate or Book-Entry Share for Closing Amount delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority will become, to the extent permitted by applicable Law, the property of the Surviving Corporation or its designee, free and clear of all claims or interest of any Person previously entitled thereto.

(g)            Lost Certificates. If any Certificate will have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in such amount as Parent or the Paying Agent may reasonably direct as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect thereto.

Section 2.3     Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, Common Shares outstanding immediately prior to the Effective Time and held by holders who (x) are entitled to demand appraisal rights under Section 262 of the DGCL, (y) have properly exercised and perfected their respective demands for appraisal of such Common Shares in the time and manner provided in Section 262 of the DGCL and (z) as of the Effective Time, have neither effectively withdrawn nor lost their rights to such appraisal and payment under the DGCL (the “Dissenting Shares”), shall not be converted into the right to receive Merger Consideration, but shall, by virtue of the Merger, be entitled to only such consideration as shall be determined pursuant to Section 262 of the DGCL; provided, that if any such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal and payment under the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then such holder’s Common Shares shall be deemed to have been converted as of the Effective Time into the right to receive the Merger Consideration (without interest thereon and less any amounts entitled to be deducted or withheld pursuant to Section 2.6), and such Common Shares shall no longer be Dissenting Shares. Within ten days after the Effective Time, the Surviving Corporation shall provide each applicable holder of Common Shares with the notice contemplated by Section 262(d)(1) of the DGCL. The Company shall give prompt written notice to Parent of any written demands received by the Company for appraisal of any Common Shares, withdrawal of such demands, and any other instruments received by the Company from holders of Common Shares relating to rights of appraisal, and Parent shall have the right to participate in all negotiations and Proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any voluntary payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing. Prior to the Effective Time, Parent shall not, except with the prior written consent of the Company, require the Company to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.

Section 2.4     Company Incentive Plans.

(a)            As of the Effective Time, by virtue of the Merger and without any further action on the part of the holders thereof, Parent, Merger Sub, or the Company (other than as set out in Section 2.4(c)), each then-outstanding Company Option shall be treated as follows:

(i)            each option to purchase Common Shares granted under the Incentive Plan (each, a “Company Option”) outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per Common Share that is less than the Closing Amount (each, an “In the Money Option”) shall be cancelled and converted into the right to receive (A) cash in an amount, without interest and less applicable Tax withholdings pursuant to Section 2.6, equal to the product of (x) the total number of Common Shares subject to such Company Option immediately prior to the Effective Time, multiplied by (y) the excess of (I) the Closing Amount over (II) the exercise price payable per Common Share under such Company Option, which amount shall be paid in accordance with Section 2.4(b) (such amount, the “Closing Option Payment”) and (B) one (1) CVR for each Share subject to such Company Option immediately prior to the Effective Time;

(ii)            each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per Common Share that is equal to or greater than the Closing Amount but less than the sum of (A) the Closing Amount and (B) the Milestone Payment (each such Company Option, a “Closing Date Underwater Option”) shall be cancelled and converted into the right to receive the same consideration as an In the Money Option, except: (x) the Closing Option Payment shall be deemed to have been paid to the holder thereof at the Effective Time in respect of the cancellation of the Closing Date Underwater Option and (y) if the Milestone is achieved in respect of the CVR, the cash amount to be paid in respect of such Company Option in respect of the Milestone Payment shall be equal to the Milestone Payment Amount, without interest and less applicable Tax withholdings pursuant to Section 2.6, which amount shall be paid in accordance with Section 2.4(b); and

(iii)            each Company Option outstanding immediately prior to the Effective Time (whether vested or unvested) having an exercise price per Common Share that is equal to or greater than the sum of (A) the Closing Amount and (B) the Milestone Payment shall be cancelled without any consideration being payable in respect thereof, and have no further force or effect.

(b)            In full satisfaction of the cancellation of each Company Option described in Section 2.4(a), Parent will pay, or cause to be paid, to SpinCo promptly following the Effective Time the aggregate amount of Closing Option Payments for further distribution by SpinCo, as paying agent on behalf of RemainCo under the Transition Services Agreement, to the applicable holders of Company Options (which, for employees of SpinCo or any of its Subsidiaries, shall be in accordance with the general payroll practices of SpinCo and paid in no event later than ten (10) business days after the Effective Time). The terms of the CVRs to be issued to any holder of Company Options pursuant to Section 2.4(a) and the circumstances in which any payment is made in respect thereof, shall be governed solely by the CVR Agreement. As of the Effective Time, no Person will retain any rights with respect to any previously outstanding Company Options other than the rights of a holder to receive the payment contemplated by this Section 2.4(b), under the CVR Agreement or under the Separation and Distribution Agreement, as applicable.

(c)            As of the Effective Time, the Incentive Plan will terminate and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the shares of the Company or any Company Subsidiary will be cancelled. The Company will take, or cause to be taken, all actions necessary to effectuate this Section 2.4, including sending any requisite notices, obtaining any necessary resolutions of the Company Board of Directors or a committee thereof, and obtaining all consents necessary to cash out and cancel, as described in Section 2.4(a), all Company Options so as to ensure that, after the Effective Time, no Person will have any rights under the Incentive Plan other than rights to receive the payments contemplated by Sections 2.4(a), under the CVR Agreement or under the Separation and Distribution Agreement, as applicable. The Company will provide Parent with copies of all such notices, resolutions and other materials in connection with its obligations prior to Closing for its reasonable review and comment prior to distribution.

Section 2.5     Effect on Company Warrants.

(a)            Each Private Placement Warrant that is outstanding immediately prior to the Effective Time will be cancelled as of the Effective Time in exchange for the right to receive (A) cash in an amount equal to the product of (1) the total number of Common Shares such Private Placement Warrant holder would have received had such Private Placement Warrant been exercised in full on a cashless basis immediately prior to the Effective Time (the “Private Placement Shares”) and (2) the Closing Amount, which amount shall be paid in accordance with Section 2.2(a), mutatis mutandis and (B) a number of CVRs equal to the total number of Private Placement Shares as of immediately prior to the Effective Time.

(b)            Each 2020 Oxford Warrant that is outstanding immediately prior to the Effective Time will be cancelled as of the Effective Time in exchange for the right to receive (A) cash in an amount equal to the product of (i) the total number of Common Shares such 2020 Oxford Warrant holder would have received had such 2020 Oxford Warrant been exercised in full on a cash basis immediately prior to the Effective Time (the “2020 Oxford Shares”) and (ii) the difference between (1) the Closing Amount and (2) $17.00, which amount shall be paid in accordance with Section 2.2(a), mutatis mutandis, and (B) a number of CVRs equal to the total number of 2020 Oxford Shares as of immediately prior to the Effective Time.

(c)            Each holder of Private Placement Warrants and 2020 Oxford Warrants will, upon receipt by the Paying Agent of such evidence, if any, as the Paying Agent may reasonably request in connection therewith, be entitled to receive in respect of each of such holder’s Private Placement Warrants or 2020 Oxford Warrants, as applicable, in exchange therefor (x) the amount in cash and (y) the number of CVRs, in each case, as set forth in Section 2.5(a) or Section 2.5(b), as applicable.

(d)            Except as set forth in Section 2.5(a) and Section 2.5(b), each Company Warrant that is outstanding immediately prior to the Effective Time shall be cancelled in accordance with its terms without any consideration being payable in respect thereof, and have no further force or effect.

(e)            As of the Effective Time, each holder of Company Warrants shall cease to have any other rights in and to the Company and the Surviving Corporation, and each Company Warrant shall thereafter represent only the right to receive the applicable Merger Consideration, if any.

Section 2.6     Withholding. Each of Parent, Merger Sub and the Surviving Corporation will be entitled to deduct and withhold, or cause the Paying Agent to deduct and withhold, from any amounts payable or otherwise deliverable in accordance with this Agreement, the CVR Agreement or any other ancillary agreement such amounts as are required to be deducted or withheld therefrom in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable federal, state, local or non-U.S. Tax Law. To the extent such amounts are so deducted or withheld and remitted to the appropriate Governmental Authority on a timely basis in accordance with applicable Law, such amounts will be treated for all purposes under this Agreement, the CVR Agreement and any other agreement as having been paid to the Person to whom such amounts would otherwise have been paid. Notwithstanding anything to the contrary in this Agreement, the CVR Agreement or any ancillary agreement, any amounts subject to compensatory withholding and payable pursuant to or as contemplated by this Agreement, the CVR Agreement or any other ancillary agreement will be remitted by the applicable payer to the Company for payment through the Company’s or a Company Subsidiary’s payroll procedures in accordance with applicable Law.

Article III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the particular section or subsection of the Company Disclosure Letter referenced therein (it being understood and agreed that any information set forth in one section or subsection of the Company Disclosure Letter also will apply to each other section and subsection of this Agreement to which its applicability is reasonably apparent on its face from the text of the disclosure) or (b) as disclosed in the Company SEC Documents filed or furnished with the Securities and Exchange Commission (the “SEC”) by the Company at least two (2) business days prior to the date of this Agreement (but excluding any supplements or amendments thereto to the extent such supplement or amendment is not publicly filed at least two (2) business days prior to the date hereof, and further excluding any disclosure contained under the heading “Risk Factors” or in any “forward-looking statements” disclaimer or any other precautionary or other forward-looking statements) and to the extent publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), the Company hereby represents and warrants to Parent and Merger Sub as follows:

Section 3.1     Organization; Qualification. The Company and each Company Subsidiary (i) is a legal entity duly incorporated, registered, organized and validly existing, (ii) is in good standing under the Laws of the jurisdiction of its incorporation, formation or organization, as applicable, and (iii) has the requisite power and authority to conduct its business in the manner in which its business is currently being conducted and to own, lease and operate its properties and assets in the manner in which its properties and assets are currently owned, leased and operated, in the case of clauses (ii) and (iii), except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified or licensed to do business and is in good standing (or local equivalent) in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing (or local equivalent) would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. True and correct copies of the Organizational Documents of the Company have been made available to Parent and are in full force and effect and the Company is not in violation of any of the provisions thereof.

Section 3.2     Capitalization; Subsidiaries.

(a)            As of the close of business on January 18, 2024 (the “Capitalization Date”), the Company was authorized to issue a maximum of (i) 120,000,000 Common Shares, 47,378,061 of which were issued and outstanding and none of which were held by the Company as treasury shares, and (ii) 15,000,000 shares of preferred stock, par value $0.0001 (“Company Preferred Shares”) none of which were issued and outstanding. There are no other classes of shares of the Company and no bonds, debentures, notes or other Indebtedness or securities of the Company having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which holders of any class of shares of the Company may vote authorized, issued or outstanding. As of the close of business on the Capitalization Date, there were (A) outstanding Company Options to purchase 6,484,976 Common Shares, (B) 2,425,117 Common Shares reserved for future issuance under the Incentive Plan and (C) 6,761,990 Common Shares issuable upon the exercise of outstanding Company Warrants. Since the close of business on the Capitalization Date, and except as disclosed on Section 3.2(a) of the Company Disclosure Letter, there has been no issuance or grant of any Common Shares, Company Preferred Shares, warrants to purchase equity securities of the Company or any other securities of the Company, other than any de minimis issuances of Common Shares or other securities in accordance with the exercise of any Company Options outstanding as of the close of business on the Capitalization Date in accordance with the terms of the Incentive Plan and the applicable award agreement thereunder and disclosed on Section 3.2(b) of the Company Disclosure Letter.

(b)            Section 3.2(b) of the Company Disclosure Letter sets forth, as of the close of business on the Capitalization Date, each outstanding Company Option and, to the extent applicable, (i) the name (or employee identification number) of the holder thereof, (ii) the number of Common Shares issuable thereunder, (iii) the exercise price relating thereto, (iv) the amount vested (or exercisable) and outstanding and the amount unvested (or not exercisable and outstanding) and (v) the grant date. Each grant of a Company Option was duly authorized no later than the date on which the grant of such Company Option was by its terms to be effective (the “Company Option Grant Date”) by all necessary corporate action. No Company Option has been granted with a per share exercise price less than the fair market value of a Common Share on the applicable Company Option Grant Date, and the Company has not granted any Company Options that are subject to Section 409A of the Code. Each grant of a Company Option was made in accordance with, to the extent applicable, (A) the Incentive Plan, (B) all applicable securities Laws and any applicable listing and governance rules and regulations of NASDAQ, (C) the Code and (D) all other applicable Laws. The Company has the requisite power and authority, in accordance with the Incentive Plan, the applicable award agreements and any other applicable contract, to take the actions contemplated by Section 2.4 and the treatment of the Company Options as described in Section 2.4, as of the Effective Time will be binding on the holders of Company Options. All of the outstanding Common Shares have been issued pursuant to an effective registration statement filed in accordance with the federal securities Laws or an appropriate exemption therefrom.

(c)            Section 3.2(c) of the Company Disclosure Letter sets forth for each Company Warrant: (i) the form of Company Warrant, (ii) the number of Common Shares subject to such Company Warrant, (iii) the issue date and (iv) the exercise price. The issuance of each Company Warrant was made in accordance with all applicable securities and other Laws and any applicable listing and governance rules and regulations of NASDAQ. Upon compliance with Section 6.12, the Company shall have the requisite power and authority, in accordance with the terms of each Company Warrant and any applicable Contracts governing such Company Warrants, to take the actions contemplated by Section 2.5 and the treatment of the Company Warrants as described in Section 2.5, as of the Effective Time, will be binding on the holders of the Company Warrants.

(d)            All of the issued and outstanding Common Shares have been, and all of the Common Shares that may be issued in accordance with any of the Company Options and the Company Warrants will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are, or will be when issued, fully paid, non-assessable and free of preemptive rights. The Company has made available to Parent correct and complete copies of each Company Warrant, the Incentive Plan and the forms of stock option agreements evidencing the Company Options, and with respect to the foregoing forms, other than differences with respect to the number of Common Shares covered thereby, the grant date, the exercise price, regular vesting schedule and expiration date applicable thereto, no such stock option agreement contains terms that are not consistent with, or in addition to, such forms.

(e)            As of the date of this Agreement, other than the Incentive Plan, the Company Warrants and as provided in the Separation and Distribution Agreement, there are no (i) existing options, warrants, calls, preemptive rights, subscriptions or other securities or rights, stock appreciation rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments of any kind obligating the Company or any Company Subsidiary to issue, transfer, register or sell, or cause to be issued, transferred, registered or sold, any shares of, or other securities of, the Company or any RemainCo Subsidiary or securities convertible into or exchangeable for such shares or other securities, or obligating the Company or any RemainCo Subsidiary to grant, extend or enter into such options, warrants, calls, preemptive rights, subscriptions or other securities or rights, stock appreciation rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments, (ii) outstanding obligations of the Company or any RemainCo Subsidiary to repurchase, redeem or otherwise acquire any securities of the Company or any RemainCo Subsidiary, or any securities representing the right to purchase or otherwise receive any other securities of the Company or any RemainCo Subsidiary, (iii) agreements with any Person to which the Company or any Company Subsidiary is bound (A) restricting the transfer of the securities of the Company or any RemainCo Subsidiary or (B) affecting the voting rights of securities of the Company or any RemainCo Subsidiary (including shareholder agreements, voting trusts or similar agreements) or (iv) outstanding or authorized equity or equity-based compensation awards, including any equity appreciation rights, security-based performance units, “phantom” stock, profit-participation or other security rights issued by the Company or any RemainCo Subsidiary, or other agreements, arrangements or commitments of any character (contingent or otherwise) to which the Company or any RemainCo Subsidiary is bound, in each case, in accordance with which any Person is entitled to receive any payment from the Company or any Company Subsidiary based in whole or in part on the value of any securities of the Company or any RemainCo Subsidiary. The Company has no “rights plan,” “rights agreement” or “poison pill” in effect.

(f)            Each Company Subsidiary existing on the date of this Agreement is listed on Section 3.2(f) of the Company Disclosure Letter. The Company owns, beneficially and of record, directly or indirectly, all of the issued and outstanding company, partnership, corporate or similar (as applicable) ownership, voting or similar securities or interests in each such Subsidiary, free and clear of all Liens (other than any transfer restrictions imposed by applicable securities Laws), and all company, partnership, corporate or similar (as applicable) ownership, voting or similar securities or interests of each of the Company Subsidiaries are duly authorized and validly issued and are fully paid, non-assessable and free of preemptive rights. The Company has made available to Parent correct and complete copies of the currently effective corporate or other organizational documents for each Company Subsidiary, and such organizational or governing documents of each of the Company Subsidiaries are in full force and effect. Other than investments in cash equivalents (and ownership by the Company or any Company Subsidiary of securities of any other Company Subsidiary), neither the Company nor any Company Subsidiary (i) owns directly or indirectly any securities of any Person other than a Company Subsidiary or (ii) has any obligation or has made any commitment to acquire any securities of any Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Person.

(g)            All dividends or distributions on any securities of the Company or any Company Subsidiary that have been declared or authorized have been paid in full.

Section 3.3     Authority; Binding Nature of Agreement.

(a)            Assuming the representations and warranties set forth in Section 4.11 are true and correct, the Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Spin-Off Agreements and to consummate the transactions contemplated hereby and thereby, subject only to the adoption of this Agreement by the approval of the holders of a majority of the outstanding Common Shares entitled to vote on such matters at the Stockholders Meeting (the “Company Requisite Vote”). Assuming the representations and warranties set forth in Section 4.11 are true and correct, the execution, delivery and performance of this Agreement and the Spin-Off Agreements by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly and validly authorized by all requisite action by the Company, and no other corporate action or proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the Spin-Off Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, other than the Company Requisite Vote. This Agreement and the Spin-Off Agreements have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement and the Spin-Off Agreements by the other parties hereto and thereto, constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

(b)            The Company Board of Directors has: (i) determined that the Merger, the Spin-Off and the transactions contemplated hereby are advisable, fair to and in the best interests of the Company and the Company’s stockholders; (ii) approved and declared it advisable to enter into this Agreement and the Separation and Distribution Agreement; (iii) directed that the adoption of this Agreement and the Separation and Distribution Agreement be submitted to a vote of the Company’s stockholders at the Stockholders Meeting; and (iv) subject to the terms and conditions of this Agreement, resolved to make the Company Board Recommendation. As of the date of this Agreement, the Company Board Recommendation has not been amended, rescinded or modified.

Section 3.4     No Conflict; Required Filings and Consents.

(a)            Neither the execution and delivery of this Agreement or the Spin-Off Agreements by the Company nor the consummation by the Company of the transactions contemplated hereby or thereby, nor compliance by the Company with this Agreement or the Spin-Off Agreements, will (i) violate any provision of the Company’s Organizational Documents or the Organizational Documents of any Company Subsidiary, (ii) assuming compliance with and that the Consents, registrations, declarations, filings and notices referenced in Section 3.4(b) have been obtained or made, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third Person in accordance with any Contract to which the Company or any Company Subsidiary is a party (other than a Benefit Plan) or by which any property or asset of the Company or any Company Subsidiary is bound or affected, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of the Company or any Company Subsidiary, other than, in the case of clauses (ii) and (iii) above, that has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)            No consent, approval, license, permit, waiver, Order or authorization (a “Consent”) of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery and performance of this Agreement or the Spin-Off Agreements or the consummation of the transactions contemplated hereby or thereby, other than (i) applicable requirements of and filings with the SEC in accordance with the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”) or the Securities Act, (ii) compliance with applicable rules and regulations of NASDAQ and the listing of the shares of common stock of SpinCo on NASDAQ, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) as may be required pursuant to the Antitrust Laws set forth on Section 3.4(b) of the Company Disclosure Letter, (v) any filings with the relevant authorities of states in which the Company or any Company Subsidiary is qualified to do business and (vi) such other Consents, registrations, declarations, filings or notices, the failure of which to be obtained or made has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.5     Company SEC Documents; Financial Statements.

(a)            Since the Reference Date, the Company has timely filed with, or furnished to, the SEC all registration statements, forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required by it to be filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”) (the “Company SEC Documents”). To the extent that any Company SEC Document filed (including by incorporation by reference) after the Reference Date available on EDGAR contains redactions in accordance with a request for confidential treatment or otherwise, the Company has made available to Parent the full text of all such Company SEC Documents that it has so filed or furnished with the SEC to the extent permissible by law. As of its filing or furnishing date or, if amended prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements, on the dates of effectiveness), each Company SEC Document has complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents. As of its filing date or, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing, each Company SEC Document filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, was filed in accordance with the Securities Act, and, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. All of the audited financial statements and unaudited interim financial statements of the Company included in the Company SEC Documents (i) have been derived from the accounting books and records of the Company and the Company Subsidiaries, (ii) have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis (“GAAP”) during the periods involved (except as may be indicated in the notes thereto and except, in the case of the unaudited interim statements of the Company, as may be permitted in accordance with Form 10-Q, 8-K or any successor form under the Exchange Act) and (iii) fairly present in all material respects the financial position, the shareholders’ equity, the results of operations and the cash flows of the Company and its consolidated Subsidiaries, as applicable, as of the times and for the periods referenced therein (except as may be indicated in the notes thereto and subject, in the case of unaudited interim financial statements, to normal and recurring year-end adjustments, none of which, individually or in the aggregate, will be material). No Company Subsidiary is required to file or furnish any form, report or other document with the SEC.

(b)            Prior to the date of this Agreement, the Company has delivered or made available to Parent correct and complete copies of all comment letters from the SEC since the Reference Date with respect to any of the Company SEC Documents, together with all written responses of the Company thereto, to the extent such correspondence is not available on EDGAR. As of the date of this Agreement, no comments in comment letters received from the SEC staff with respect to any of the Company SEC Documents remain outstanding or unresolved, and, to the Knowledge of the Company, none of the Company SEC Documents are subject to ongoing SEC review or investigation.

(c)            The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurance with respect to the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in conformity with GAAP, including policies that provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) access to assets is permitted only in accordance with management’s general or specific authorization and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosed, based on the most recent evaluation of internal control over financial reporting prior to the date of this Agreement, to the Company’s independent auditors and the audit committee of the Company Board of Directors (and made available to Parent a summary of the important aspects of such disclosure, if any) (A) all “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the Reference Date, the Company has not identified any significant deficiencies or material weaknesses in the design or operation of the Company’s internal control over financial reporting.

(d)            The Company maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) designed to ensure that all information required to be disclosed by the Company in the reports that it files or submits in accordance with the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions with respect to required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required in accordance with the Exchange Act with respect to such reports.

(e)            As of the date of this Agreement, no SEC Proceedings are pending or threatened in writing, in each case, with respect to any accounting practices of the Company or any Company Subsidiary or any malfeasance by any director or executive officer of the Company or any Company Subsidiary. Since the Reference Date, no internal investigations with respect to accounting, auditing or revenue recognition have been conducted.

(f)            The Company does not have, and has not arranged any, outstanding “extensions of credit” to any current or former director or executive officer within the meaning of Section 402 of the Sarbanes-Oxley Act.

(g)            Neither the Company nor any Company Subsidiary is a party to or bound by, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any Company Subsidiary, on the one hand, and any unconsolidated Affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act), where the purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any Company Subsidiary in the Company SEC Documents (including any audited financial statements and unaudited interim financial statements of the Company included therein).

Section 3.6     Absence of Certain Changes or Events. Since January 1, 2023 through the date of this Agreement, (a) the respective businesses of the Company and each Company Subsidiary have been conducted in all material respects in the ordinary course of business, other than discussions and negotiations related to this Agreement, the Spin-Off Agreements or any other potential strategic transactions, and (b) no Event has occurred or exists that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect. Since September 30, 2023 through the date of this Agreement, neither the Company nor any Company Subsidiary has taken, committed or agreed to take any action that if taken without the consent of Parent after the date of this Agreement, would have constituted a breach of (A) Section 5.1(b)(i), (ii), (x), (xi), (xii), (xv), (xvii) or (xix) or (B) Section 5.1(b)(xxiv), solely with respect to any of the foregoing clause (A), in each case if such covenants had been in effect as of September 30, 2023.

Section 3.7     No Undisclosed Liabilities. Other than liabilities or obligations (a) as (and to the extent) reflected or reserved against in the Company’s consolidated balance sheet as of September 30, 2023, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2023, (b) except as would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect, (c) incurred pursuant to the terms of this Agreement or the Spin-Off Agreements, (d) incurred in the ordinary course of business since December 31, 2022 or (e) incurred in connection with the performance of Contracts to which the Company or one of the Company Subsidiaries is a party (to the extent such liabilities or obligations do not arise out of a breach of or default under such Contract and such Contract has been filed with the SEC or made available), neither the Company nor any Company Subsidiary has incurred any liability of the type required to be disclosed as a liability on a consolidated balance sheet of the Company (or the notes thereto) in accordance with GAAP.

Section 3.8     Litigation. As of the date of this Agreement, (a) no Proceeding is pending or, to the Knowledge of the Company, threatened against the Company, any Company Subsidiary, any asset or property of the Company or any Company Subsidiary or any present officer or director, or, to the Knowledge of the Company, any former officer or director, or present or former employee of the Company or any Company Subsidiary (in the case of each of the foregoing, in such individual’s capacity as such) at law or in equity, and (b) no Order is outstanding against, or involving, the Company, any Company Subsidiary or any asset or property of the Company or any Company Subsidiary, or, to the Knowledge of the Company, against or involving any present or former officer, director or employee of the Company or any Company Subsidiary (in the case of each the foregoing, in such individual’s capacity as such) that, in the case of each of clauses (a) and (b) above in this Section 3.8, (i) has not had, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, or (ii) would reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations in accordance with this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated hereby. Neither the Company nor any Company Subsidiary has any material Proceedings pending against any other Person.

Section 3.9     Permits; Compliance with Laws.

(a)            (i) The Company and each Company Subsidiary are in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, exemptions, consents, certificates, approvals, product listings, registrations, Orders and other authorizations, including any supplements and amendments thereto, necessary for the Company and each Company Subsidiary to own, lease and operate their respective properties and assets in accordance with all Laws or to carry on their respective businesses in accordance with all Laws (the “Company Permits”), except where the failure to obtain or have any such Company Permit would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (ii) all such Company Permits are in full force and effect, except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, (iii) there has occurred no material violation of, material default (with or without notice or lapse of time or both) under, or event giving to others any right of termination, amendment or cancellation of, with or without notice or lapse of time or both, any Company Permit and (iv) no modification, suspension, cancellation, withdrawal or revocation thereof is pending or, to the Knowledge of the Company, threatened. The consummation of the transactions contemplated hereby will not cause the revocation or cancellation of any Company Permit that is material to the Company and its Subsidiaries, taken as a whole.

(b)            The Company and each Company Subsidiary are, and have been since the Reference Date, in compliance with (i) all Laws and (ii) all Company Permits, except where any failure to be in such compliance (A) has not had, and would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, and (B) would not reasonably be expected to, individually or in the aggregate, impair in any material respect the ability of the Company to perform its obligations in accordance with this Agreement or to consummate the Merger, or prevent or materially delay the consummation of any of the Merger and the other transactions contemplated hereby.

(c)            The Company and each of its officers and directors, in their capacity as such, are in material compliance with, and have since the Reference Date, complied in all material respects with, (i) the applicable provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated under such act or the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of NASDAQ.

(d)            Since the Reference Date, neither the Company nor any Company Subsidiary or, to the Knowledge of the Company, any of their respective directors, officers or employees, has received any written or, to the Knowledge of the Company, oral notification from a Governmental Authority or other Person asserting that the Company or any Company Subsidiary is, or is suspected of, alleged to be or under investigation for being, not in compliance in all respects with any Laws or Company Permits, except as would not have, or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.10     Employee Benefit Plans.

(a)            Section 3.10(a) of the Company Disclosure Letter contains a correct and complete list of each material Benefit Plan. “Benefit Plan” means (i) each “employee pension benefit plan” (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) (“Pension Plans”), (ii) each “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) (whether or not subject to ERISA), (iii) each “employee benefit plan,” as defined in Section 3(3) of ERISA (whether or not subject to ERISA); and (iv) each other benefit plan, policy, program, agreement or arrangement, including but not limited to any bonus, commission, deferred compensation, severance, separation, vacation, paid time off, retention, change in control, transaction, tax gross-up, employment, offer letter, individual independent contractor or consulting, pension, profit-sharing, retirement, insurance, stock bonus, stock purchase, stock option, restricted stock, stock appreciation right, incentive or equity compensation or other equity or equity-based compensation, deferred compensation, welfare-benefit, or fringe benefit plan, program, policy, agreement, arrangement or practice sponsored, maintained, contributed to or required to be contributed to, by the Company or any Company Subsidiary or to which the Company or any Company Subsidiary is a party, for the benefit of any current or former employees, officers, directors, individual consultants or individual independent contractors of the Company or any Company Subsidiary, or under which the Company or any Company Subsidiary has or can reasonably be expected to have any liability, contingent or otherwise (in each case prior to giving effect to the Spin-Off). With respect to each material Benefit Plan, the Company has delivered or made available to Parent and Merger Sub correct and complete copies of the plan document (including all amendments thereto) or a written description if such Benefit Plan is not otherwise in writing. No Benefit Plan is maintained outside the jurisdiction of the United States or covers any employees or other service providers of the Company or any Company Subsidiary who reside or work outside of the United States.

(b)            Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each Benefit Plan is and has at all times been maintained, operated and administered in accordance with its terms and in compliance in all respects with Law, including ERISA and the Code. Each Benefit Plan has been administered, maintained, and operated in all respects in both documentary and operational compliance with Section 409A of the Code to the extent applicable.

(c)            Each Pension Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a recent and currently effective determination letter or can rely on an opinion letter for a prototype plan from the Internal Revenue Service that such Pension Plan is so qualified and exempt from taxation in accordance with Sections 401(a) and 501(a) of the Code, and, to the Knowledge of the Company, no condition exists that would be expected to adversely affect such qualification or result in material liability to the Company.

(d)            None of the Benefit Plans is, and none of the Company, any Company Subsidiary or any ERISA Affiliate has, in the past six (6) years, sponsored, maintained, contributed to or had an obligation to contribute to or has had any liability, contingent or otherwise, with respect to, (i) a “single employer plan” (as such term is defined in Section 4001(a)(15) of ERISA) subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiple employer plan” or “multiple employer welfare arrangement” (as such terms are defined in ERISA) or (iii) a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA). There are no material unpaid contributions due with respect to any Benefit Plan that are required to have been made in accordance with such Benefit Plan, any related insurance Contract or any Law, or to the extent not yet due, such contributions have been properly accrued on the applicable balance sheet in accordance with the applicable Benefit Plan and Law. There does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any liability under Title IV of ERISA to the Company, any Subsidiary or, following the Effective Time, the Surviving Corporation. “ERISA Affiliate” means each trade or business, whether or not incorporated, that is, or has at any relevant time been, under common control, a member of the same controlled group or treated as a “single employer,” with the Company or any Company Subsidiary within the meaning of Section 4001 of ERISA or Section 414 of the Code.

(e)            Neither the Company nor any Company Subsidiary has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) or breached any fiduciary duties with respect to any Benefit Plan that reasonably would be expected to subject the Company, any Company Subsidiary or the Surviving Corporation to any material Tax or material penalty.

(f)            With respect to any Benefit Plan, there is no Proceeding pending or threatened in writing, with or by a current or former fiduciary, participant, employee, officer, director or other individual service provider of the Company, the Internal Revenue Service, the U.S. Department of Labor or any other Governmental Authority, other than routine claims for benefits, in each case, that would reasonably be expected to subject the Company, any Company Subsidiary or the Surviving Corporation to any material liability.

(g)            Neither the Company nor any Subsidiary has any obligation to provide any post-termination health or welfare benefits (whether or not insured) to current or former employees, officers, directors or individual service providers, except as specifically required by Part 6 of Title I of ERISA for which the covered Person pays the full premium cost of coverage or under individual employment agreements listed on Section 3.10(a) of the Company Disclosure Letter.

(h)            Neither the execution and delivery of this Agreement nor the consummation of the Merger or any of the other transactions contemplated hereby, either alone or in combination with any termination of employment or service (or other event or occurrence that could reasonably be expected to occur in connection with the Merger), should (i) entitle any current or former employee, officer, director or other individual service provider of the Company or any Company Subsidiary to any payment or benefit (or result in the funding of any such payment or benefit) or result in any forgiveness of Indebtedness with respect to any such Persons, (ii) increase the amount of any compensation or other benefits otherwise payable by the Company or any Company Subsidiary, (iii) require a contribution or funding by the Company or any Company Subsidiary to a Benefit Plan or the transfer or setting aside of assets to fund any benefits under a Benefit Plan, (iv) result in the acceleration of the time of payment, funding or vesting of any compensation or other benefits or (v) result in the payment or provision of any amount that could individually or in combination with any other payment constitute an “excess parachute payment” within the meaning of Section 280G of the Code.

(i)            No Person is entitled to any gross-up, make-whole, or other additional payment from the Company or any Company Subsidiary with respect to any Tax or interest or penalty related thereto, including in accordance with Sections 4999 or 409A of the Code.

Section 3.11     Labor Matters.

(a)            (i) No labor disruptions or organizing activities (including any strike, labor dispute, work slowdown, work stoppage, picketing or lockout) are pending or, to the Knowledge of the Company, threatened against or affecting the Company or any Company Subsidiary, nor has any such disruption or activity occurred since the Reference Date, (ii) neither the Company nor any Company Subsidiary is a party to, bound by (or otherwise subject to) or in the process of negotiating any labor, collective bargaining, works council or similar agreement, (iii) none of the employees of the Company or any Company Subsidiary is represented by any labor union, works council, employee representative group or similar organization (each, a “Union”) with respect to his or her employment with the Company or any Company Subsidiary and (iv) no written demand has been made or petition has been filed or Proceedings instituted by an employee or group of employees of the Company or any Company Subsidiary or any Union with any labor relations board or other Governmental Authority seeking recognition of any Union to represent employees of the Company or any Company Subsidiary. No notice, consent or consultation obligations with respect to any employees of Company or any Company Subsidiary, or any Union, will be a condition precedent to, or triggered by, the execution of the Agreement or the consummation of the transactions contemplated hereby.

(b)            Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, each of the Company and each Company Subsidiary are, and since the Reference Date have been, in compliance, in all respects, with all applicable Laws relating to labor and employment matters, including work authorization, fair employment practices (including relating to harassment or discrimination), equal employment opportunity, disability rights, terms and conditions of employment, consultation with employees, immigration (including work authorization), wages, hours (including overtime and minimum wage requirements), compensation, workers’ compensation, unemployment insurance, classification of employees and individual independent contractors, employee leaves of absence, occupational safety and health, and collective or mass layoffs and plant closings. Neither the Company nor any Company Subsidiary has taken any action since the Reference Date, that would (i) constitute a “Mass Layoff” or “Plant Closing” within the meaning of the Worker Adjustment Retraining Notification Act of 1988, as amended (the “WARN Act”), or any similar state, local or foreign Law or (ii) otherwise trigger any liability or obligations under the WARN Act or any similar state, local or foreign Law.

(c)            There is not, and since the Reference Date there has been no material Proceeding pending or, to the Knowledge of the Company, threatened in writing (i) by or before any Governmental Authority with respect to the Company or any Company Subsidiary concerning employment-related matters (including, without limitation, the U.S. Immigration and Customs Enforcement or other federal agency charged with administration and enforcement of immigration laws concerning the Company and its Subsidiaries) or (ii) against or affecting the Company or any Company Subsidiary brought by any current or former applicant, employee or independent contractor of the Company or any Company Subsidiary in respect of any employment-related matters (including, for the avoidance of doubt, matters relating to allegations of sexual harassment, sexual assault, or other similar material misconduct in connection with their employment with the Company or any Company Subsidiary), except as would not, individually or in the aggregate, have a Company Material Adverse Effect.

(d)            All employees of the Company and each Company Subsidiary have provided appropriate documentation demonstrating their authorization to work in the jurisdiction in which they are working.

Section 3.12     Taxes. Except as would not be expected to, individually or in the aggregate, have a Company Material Adverse Effect:

(a)            The Company and each Company Subsidiary have (i) duly and timely filed, or caused to be duly and timely filed (taking into account any extension of time within which to file), all Tax Returns required to be filed by any of them, and all such filed Tax Returns (taking into account all amendments thereto) are correct and complete in all respects and (ii) paid all Taxes due and owing (whether or not shown) on such Tax Returns.

(b)            The Company and each Company Subsidiary have made adequate provision (or adequate provision has been made on their behalf) in the Company’s consolidated financial statements for all accrued Taxes not yet due, and the Company and each Company Subsidiary have not incurred any liability for Taxes other than in the ordinary course of business.

(c)            There are no pending, ongoing or, to the Knowledge of the Company, threatened, Proceedings by any Governmental Authority with respect to Taxes of or with respect to the Company or any Company Subsidiary. No deficiencies for Taxes have been claimed, proposed, assessed or, to the Knowledge of the Company, threatened or asserted, against the Company or any Company Subsidiary by any Governmental Authority that have not been fully paid, settled or withdrawn or is not being contested in good faith and in accordance with applicable Law. Neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to or is the beneficiary of any extension of time with respect to any Tax assessment, deficiency or collection, which waiver or extension currently remains in effect. Neither the Company nor any Company Subsidiary has received a written claim from any Governmental Authority in a jurisdiction where the Company or any Company Subsidiary does not currently file a Tax Return that it is or may be subject to taxation by or required to file Tax Returns in that jurisdiction.

(d)            All Taxes that the Company or any Company Subsidiary is or was required by Law to withhold or collect have been duly and timely withheld or collected, and have been duly and timely paid to the proper Governmental Authority or other proper Person or properly set aside in accounts for this purpose. The Company and each Company Subsidiary has complied in all respects with the reporting and recordkeeping requirements associated with such withholding and collection.

(e)            There are no Tax rulings, requests for rulings, applications for change in accounting methods or closing agreements or any similar requests with respect to Taxes of the Company or of any Company Subsidiary that will remain in effect or apply for any period after the Effective Time.

(f)            Neither the Company nor any Company Subsidiary will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Time as a result of (i) any installment sale or open transaction disposition made prior to the Effective Time, (ii) any prepaid amount received on or prior to the Effective Time, (iii) Section 481(a) of the Code (or an analogous provision of state, local, or foreign Law) by reason of a change in accounting method made prior to the Effective Time or (iv) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) executed prior to the Closing.

(g)            Neither the Company nor any Company Subsidiary has ever been a member of a consolidated, combined or unitary Tax group (other than such a group comprised solely of the Company or any Company Subsidiary), and neither the Company nor any Company Subsidiary has any liability for Taxes of any other Person (other than Taxes of the Company or any Company Subsidiary) in accordance with Treasury Regulation Section 1.1502-6 (or any similar provision of foreign, state or local Law), as a transferee or successor, or by Contract (other than customary commercial Contracts entered into in the ordinary course of business and the principal subject matter of which is not Taxes).

(h)            Neither the Company nor any Company Subsidiary is a party to or is bound by any Tax sharing, Tax allocation or Tax indemnification agreement or arrangement (other than (A) such an agreement or arrangement exclusively between or among the Company and any Company Subsidiary, (B) customary commercial Contracts entered into in the ordinary course of business, the principal subject matter of which is not Taxes or (C) this Agreement and the Spin-Off Agreements) that will not be terminated on or before the Closing Date without any future liability to the Company or any Company Subsidiary.

(i)            There are no Liens for Taxes on any of the assets of the Company or any Company Subsidiary, other than those described in clause (a) of the definition of “Permitted Lien”.

(j)            Neither the Company nor any Company Subsidiary has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” within the meaning of Section 6707A(c)(2) of the Code or Treasury Regulation Section 1.6011-4(b)(2).

(k)            Neither the Company nor any Company Subsidiary has been a party to any transaction intended to qualify under Section 355 of the Code.

(l)            The Company and each Company Subsidiary is and has at all times been resident for Tax purposes in its country of incorporation or formation and is not and has not at any time been resident in any other country for any Tax purposes or been subject to Tax in any country other than the country of incorporation or formation by virtue of having a branch, permanent establishment, place of control and management or other place of business in that country.

Section 3.13     Material Contracts.

(a)            Section 3.13(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date of this Agreement, of each Company Material Contract, a correct and complete copy of each of which, together with all material amendments, waivers or other changes thereto, has been made available to Parent. “Company Material Contract” means any Contract, other than any Contract that is a SpinCo Asset, to which the Company or any of the Company Subsidiaries is a party or to or by which any asset or property of the Company or any Company Subsidiary is bound or affected, other than any Contract that is a (1) nondisclosure agreement entered into (x) in the ordinary course of business or (y) in connection with discussions, negotiations and transactions related to this Agreement or other Company Acquisition Proposals or (2) Benefit Plan, that:

(i)            is a Contract involving payment by or to the Company or a Company Subsidiary of more than $1,000,000 in the past twelve (12) months or is expected to involve payment by or to the Company or a Company Subsidiary of more than $1,000,000 within twelve (12) months after the date of this Agreement;

(ii)           constitutes a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated under the Securities Act);

(iii)          is a joint venture, alliance, partnership, stockholder, development, co-development or similar profit-sharing Contract;

(iv)          is an agency, sales, marketing, commission, distribution, formulary or medical benefit coverage, international or domestic sales representative or similar Contract that resulted in the payment by or to the Company or any Company Subsidiary of more than $600,000 in the aggregate in the past twelve (12)-month period or is expected to involve payment by the Company of more than $600,000 within twelve (12) months after the date of this Agreement;

(v)           is a Contract (other than those solely between or among the Company and any wholly owned RemainCo Subsidiary) relating to Indebtedness in excess of $1,000,000 of the Company or any Company Subsidiary (whether outstanding or as may be incurred);

(vi)          is a Contract (other than those solely between or among the Company and any wholly owned RemainCo Subsidiary) relating to Indebtedness of a third Person owed to the Company or any Company Subsidiary in excess of $1,000,000;

(vii)         is a Contract not otherwise listed under any other prong of this Section 3.13(a) that creates future payment obligations, including settlement agreements, in excess of $1,000,000, or creates or could create a Lien (other than a Permitted Lien) on any asset of the Company or any Company Subsidiary, or restricts the payment of dividends;

(viii)        is a Contract under which the Company or any RemainCo Subsidiary has granted any Person registration rights (including demand and piggy-back registration rights) that does not terminate by its terms in connection with the transactions contemplated hereby;

(ix)           is a Contract containing a right of first refusal, right of first negotiation or right of first offer with respect to any equity interest or material assets of the Company or any RemainCo Subsidiary;

(x)            is a Contract that contains exclusivity obligations or otherwise materially limits the freedom or right of the Company or any Company Subsidiary to sell, distribute or manufacture any products or services for any Person;

(xi)           is a Contract (A) obligating the Company or any Company Subsidiary to purchase a specified minimum amount of goods or services or (B) containing any “most favored nations” terms and conditions granted by the Company or any Company Subsidiary;

(xii)          is a Contract with any Governmental Authority;

(xiii)         is a non-competition Contract or any other Contract that materially limits, restricts or prohibits, or purports to limit, restrict or prohibit, individually or in the aggregate, (A) the manner or the localities in which any business of the Company or any RemainCo Subsidiary is or could be conducted or (B) the lines or types of businesses that the Company or any RemainCo Subsidiary conducts or has a right to conduct;

(xiv)         is a Contract relating to the acquisition or disposition of any Person or any business division thereof that contains material indemnities, deferred or contingent purchase price obligations or other payment obligations that remain outstanding;

(xv)          is an Intellectual Property Agreement;

(xvi)         is a Contract that imposes any co-promotion or collaboration obligations with respect to any product or product candidate, which obligations are material to the Company and the RemainCo Subsidiaries, taken as a whole;

(xvii)        is a Contract with third party manufacturers and/or suppliers for the manufacture and/or supply of materials or products in the supply chain for Company Products that involve payments in excess of $1,000,000 during the current fiscal year;

(xviii)       is a hedging, derivative or similar Contract (including interest rate, currency or commodity swap agreements, cap agreements, collar agreements and any similar Contract designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices);

(xix)          is a Contract pursuant to which the Company or any Company Subsidiary has contingent obligations that upon satisfaction of certain conditions precedent will result in the payment by the Company or any Company Subsidiary of more than $1,000,000 in the aggregate over a twelve (12)-month period, in either milestone or contingent payments or royalties, upon (A) the achievement of regulatory or commercial milestones or (B) the receipt of revenue or income based on product sales;

(xx)           is a Contract which provides for a loan or advance of any amount to any employee of the Company or any temporary agency employee, consultant or other independent contractor of the Company or any Company Subsidiary, other than travel and similar advances to the Company’s employees in the ordinary course of business;

(xxi)          is a Contract, including any ancillary or subagreements thereto, with any contract research organization or other agreement, including any ancillary or subagreements thereto, with a third party which is conducting one or more clinical studies on behalf of the Company or any Company Subsidiary and is reasonably expected to require payment of more than $400,000 within twelve (12) months prior to or after the date of this Agreement; or

(xxii)         is a Contract to enter into any of the foregoing; or

(xxiii)        is a contract listed on Section 3.13(a)(xxiii) of the Company Disclosure Letter.

(b)            (i) Neither the Company nor any Company Subsidiary is in material breach of or material default under (or, with the giving of notice or lapse of time or both, would be in material default under), and has not taken any action resulting in the termination of, the acceleration of performance required by, or a right of termination or acceleration under, any Company Material Contract to which it is a party or by which it is bound, (ii) to the Knowledge of the Company, no other party to any Company Material Contract is in material breach of or material default (or, with the giving of notice or lapse of time or both, would be in material default) under, and has not taken any action resulting in the termination of, the acceleration of performance required by, or a right of termination or acceleration under, any Company Material Contract and (iii) each Company Material Contract is (A) a valid and binding obligation of the Company or any Company Subsidiary that is a party thereto, as applicable, and, to the Knowledge of the Company, the other parties thereto (provided, however, that (x) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights and remedies generally and (y) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought) and (B) in full force and effect.

Section 3.14     Intellectual Property.

(a)            The Company or a Company Subsidiary owns, is licensed to use or otherwise has the right to use and, as of the Closing, subject to the receipt of any necessary third-party consents set forth in Section 6.9 of the Company Disclosure Letter and the receipt by Company of the services to be provided under this Agreement and the Transition Services Agreement and the license granted to the Company under the Spin-Off Agreements, will have the right to use, all Patents, Trademarks, Trade Secrets, Know-How, Copyrights, Database Rights, Design Rights and all other Intellectual Property (including biological materials), all registrations of any of the foregoing, or applications therefor, in each case, that are used in, intended to be used with, developed, filed or registered for, practiced in or necessary to the conduct of the 101 Business as presently conducted and as presently contemplated to be conducted within the indications of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD) (collectively, the “Company Intellectual Property,” and all Company Intellectual Property owned or purported to be owned by the Company or a Company Subsidiary, the “Owned Company Intellectual Property”). The Company and the Company Subsidiaries possess legally sufficient and enforceable rights pursuant to written agreements to use, and as of the Closing, subject to the receipt of any necessary third-party consents in Section 6.9 of the Company Disclosure Letter and the receipt by Company of the services and benefits provided under this Agreement and the Transition Services Agreement and the license granted to the Company under the Spin-Off Agreements, will have the right to use, all Company Intellectual Property that is used in, held for use in, intended to be used with, developed, filed or registered for, practiced in, or necessary to the conduct of the 101 Business and that is not solely owned by the Company or a Company Subsidiary. This Section 3.14(a) shall not constitute or be deemed to be a representation or warranty with respect to infringement, misappropriation or other violation of the Intellectual Property rights of any third Person.

(b)            Section 3.14(b)(1) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all issued Patents, Patent applications, registered Trademarks, Trademark registration applications, registered Copyrights, registered Design Rights, Design Rights registration applications, social media handles and internet domain names within the scope of the 101 Business (i) that are owned or purported to be owned by the Company or a Company Subsidiary, (ii) in which the Company or a Company Subsidiary has any ownership rights, or (iii) that are exclusively licensed to the Company or a Company Subsidiary and the Company or a Company Subsidiary controls prosecution thereof (collectively, the “Registered Company Intellectual Property” and clauses (i) and (ii), the “Owned Registered Company Intellectual Property”). Such list indicates for each item, as applicable, the record owner, application or registration number, filing, issuance, applicable filing jurisdiction, registration or application date, and current status. Section 3.14(b)(2) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all abandoned and expired Patents and Patent applications within scope of the 101 Business (x) that are owned or purported to be owned by the Company or a Company Subsidiary or (y) in which the Company or a Company Subsidiary has any ownership rights. Other than items denoted as “expired” or “abandoned” in Section 3.14(b)(2) of the Company Disclosure Letter, the Registered Company Intellectual Property owned by the Company or any Company Subsidiary is subsisting and all issued or granted items included therein are in full force and effect, and have not been abandoned or dedicated to the public domain or adjudged invalid or unenforceable. Section 3.14(b)(3) of the Company Disclosure Letter also identifies each proprietary Software program that is (x) material to the 101 Business, and (y) owned or purported to be owned by the Company or a Company Subsidiary or licensed, either exclusively or non-exclusively, to the Company or a Company Subsidiary, other than licenses for open source Software or off-the-shelf Software commercially available on standard terms.

(c)            Up to and until the Effective Time, subject to applicable Law, should the Company develop, file or register for any Intellectual Property that would have been required to be included in Section 3.14(b)(1) of the Company Disclosure Letter prior to the date of this Agreement, the Company will use reasonable best efforts to supplement Section 3.14(b)(1) of the Company Disclosure Letter to reflect such additions and reasonably promptly provide Parent with any applicable supplements to Section 3.14(b)(1) of the Company Disclosure Letter. The Company will remain responsible for taking care of all pending fees and actions for Registered Company Intellectual Property that fall due prior to the Effective Time. As of the Effective Time, the Company or the Company’s patent or trademark counsel, at Parent’s cost, will have completed the payment or filing of any pending taxes, fees and actions for Registered Company Intellectual Property that fall due within thirty (30) days following the Effective Time. There is no Registered Company Intellectual Property, that as of the Closing, will be owned by the SpinCo Group (as defined in the Separation and Distribution Agreement), and which (x) is necessary for the 101 Business as presently conducted and as presently contemplated to be conducted within the indication of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD); or (y) contains any genus claims that cover INBRX-101.

(d)            (i) With respect to Registered Company Intellectual Property for which it controls the prosecution thereof, the Company has taken commercially reasonable steps to avoid revocation, cancellation, lapse or other events that adversely affect the enforceability, use or priority of such Registered Company Intellectual Property, (ii) all filings, payments and other actions required to be made or taken by the Company or the Company Subsidiaries to maintain registration, prosecution and/or maintenance of such Registered Company Intellectual Property in full force and effect have been made by the applicable deadline, including by payment when due of all maintenance fees and annuities and the filing of all necessary renewals, statements and certifications, (iii) with respect to Registered Company Intellectual Property, the Company and the applicable Company Subsidiaries have complied with all of their respective duties of disclosure, candor and good faith to the United States Patent and Trademark Office and any relevant foreign patent or trademark office, (iv) with respect to the Registered Company Intellectual Property for which it controls the prosecution thereof, the Company and the applicable Company Subsidiaries have complied with all other procedural requirements of the United States Patent and Trademark Office and any relevant foreign patent or trademark office to maintain the validity of such Registered Company Intellectual Property, including properly identifying Company inventors on all such Patents, filing all necessary and applicable affidavits of inventorship, ownership, use and continuing use and other filings in a timely manner, and paying all necessary and applicable maintenance fees and other fees in a timely manner to file, prosecute, obtain and maintain in effect all such rights in all material respects and (v) the Company and the applicable Company Subsidiaries have validly executed and filed assignment documents with relevant Governmental Authorities as necessary to transfer to the Company or a Company Subsidiary title to any of the Company’s or the Company Subsidiary’s owned Registered Company Intellectual Property previously owned by a third party and to record such transfer. Each of the Patents in the Owned Registered Company Intellectual Property and, to the Knowledge of the Company, each of the Patents in the Registered Company Intellectual Property that is not Owned Registered Company Intellectual Property properly identifies each and every inventor of the claims thereof as determined in accordance with the Laws of the jurisdiction in which such Patent was issued or such Patent application is pending. All inventors of each of the Patents in the Owned Registered Company Intellectual Property have assigned such Patents to the Company or Company Subsidiary, respectively. All such assignments to the Company or a Company Subsidiary of the Owned Registered Company Intellectual Property are valid and, to the Knowledge of the Company, enforceable.

(e)            To the Knowledge of the Company, the Company and the Company Subsidiaries have not, nor has the practice and exploitation of the Company Intellectual Property or the conduct of the 101 Business infringed, misappropriated, diluted or otherwise violated the Intellectual Property rights of others. Neither the Company nor a Company Subsidiary has received any written (or to the Knowledge of the Company, any non-written) charge, complaint, claim, demand or notice (whether in writing, electronic form or otherwise) alleging or threatening to allege any interference, infringement, misappropriation, dilution, violation or conflict of the Intellectual Property rights of others (including any claim that the Company or any of the Company Subsidiaries must license or refrain from using any Intellectual Property rights) within the scope of the 101 Business.

(f)            Except as disclosed in Section 3.14(f) of the Company Disclosure Letter to the Knowledge of the Company, no third party has interfered with, infringed upon, diluted, misappropriated, violated, or asserted any competing claim of right to use or own any Company Intellectual Property material to the conduct of the 101 Business as conducted or contemplated to be conducted that is owned or exclusively licensed to the Company. In particular, there is no litigation, opposition, interference, inventorship challenge, refusal, cancellation, or Proceeding pending, asserted or threatened against the Company or any Company Subsidiary concerning the ownership, validity, registrability, enforceability, duration, scope, priority, or other violation of any Company Intellectual Property that is owned or exclusively licensed to the Company. Neither the Company nor any Company Subsidiary nor any of the Company’s or any Company Subsidiary’s respective Representatives has sent or otherwise made any communication to any third party regarding any alleged or suspected infringement, misappropriation, dilution or violation of any Company Intellectual Property material to the conduct of the 101 Business as conducted or contemplated to be conducted that is owned or exclusively licensed to the Company.

(g)            The Company or a Company Subsidiary owns all right, title and interest to and in the Owned Company Intellectual Property free and clear of any Liens, other than Permitted Liens and licenses of Intellectual Property granted under the Owned Company Intellectual Property.

(h)            Except as would not be material to the 101 Business or as set forth in Section 3.14(h) of the Company Disclosure Letter or as provided under any Company Material Contract, neither the Company nor any Company Subsidiary has agreed to, nor has an obligation to, indemnify any third-party development or commercialization partner for or against any interference, infringement, misappropriation, dilution, violation or other conflict with respect to Company Intellectual Property. No infringement, misappropriation, dilution, violation or similar claim or action with respect to Company Intellectual Property is pending or, to the Knowledge of the Company, threatened against any person who may be entitled to be indemnified, defended, held harmless or reimbursed by the Company or a Company Subsidiary with respect to such claim or action.

(i)            All prior art and information known to the Company and any Company Subsidiary and material to the patentability of the Patents included in the Registered Company Intellectual Property has been disclosed to the relevant Governmental Authority during the prosecution of the Patents included in the Registered Company Intellectual Property in accordance with applicable Laws. Neither the Company nor any of the Company Subsidiaries nor, to the Knowledge of the Company, any other Person, has made any untrue statement of a material fact or fraudulent statement or omission to any applicable Governmental Authority regarding any pending or issued Patent claims included in the Registered Company Intellectual Property.

(j)            To the Knowledge of the Company, (i) none of the activities of the employees of the Company or any Company Subsidiary within the scope of the 101 Business violates any agreement or arrangement which any such employees have with former employers and (ii) all current and former employees and consultants who contributed to the discovery or development of any of the subject matter of any Owned Company Intellectual Property did so either (x) within the scope of their employment such that, in accordance with applicable Law, all rights to such developed subject matter became the exclusive property of the Company or a Company Subsidiary or (y) pursuant to written agreements assigning all rights to such developed subject matter to the Company or a Company Subsidiary.

(k)            Except as set forth on Section 3.14(k) of the Company Disclosure Letter, assignment documents assigning to the Company or a Company Subsidiary all rights of such employees, contractors and consultants have been duly filed in all relevant patent offices worldwide where the Company conducts the 101 Business for all patent applications and patents owned in whole or in part by the Company or any Company Subsidiary within the scope of the 101 Business. Each current or former employee, contractor or consultant of the Company or any Company Subsidiary who has proprietary knowledge of or information relating to Trade Secrets or Know-How of the Company or any Company Subsidiary within the scope of the 101 Business has entered into an agreement or agreements restricting such Person’s right to use and disclose such information or Trade Secret or Know-How of the Company or the Company Subsidiary.

(l)            No settlements, injunctions, forbearances to sue, consents, judgments, orders or similar obligations to which the Company or any Company Subsidiary is party: (i) restrict the use, exploitation, assertion or enforcement of any Company Intellectual Property anywhere in the world; (ii) restrict the conduct of the 101 Business as presently conducted or as presently contemplated to be conducted within the indication of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD); or (iii) grant third parties any material or exclusive (including field- and territory-limited rights) rights under Company Intellectual Property. After giving effect to the Merger, no past or present director, officer, employee, consultant or independent contractor of the Company owns (or has any right to any ownership interest, in or to) any Owned Company Intellectual Property or, to the Knowledge of the Company, any other Company Intellectual Property.

(m)            The Company and each Company Subsidiary have taken commercially reasonable steps to protect the confidentiality and value of all Trade Secrets, Know-How and other confidential information that are owned, used or held in confidence by the Company or any Company Subsidiary within the scope of the 101 Business, including entering into licenses and contracts that require employees, licensees, contractors, and other persons with access to such Trade Secrets, Know-How or other confidential information to safeguard and maintain the secrecy and confidentiality of such Trade Secrets, Know-How and other confidential information. To the Knowledge of the Company, no Trade Secret or Know-How of the Company or any Company Subsidiary within the scope of the 101 Business has been authorized to be disclosed or disclosed to any third party in violation of confidentiality obligations to the Company or any Company Subsidiary. To the Knowledge of the Company, no party to a nondisclosure agreement with the Company or any Company Subsidiary is in material breach or default thereof or in breach with respect to any confidential information that is material to the 101 Business as conducted or proposed to be conducted.

(n)            The execution of, the delivery of, the consummation of the Merger contemplated by, and the performance of the Company’s and any Company Subsidiary’s obligations under, this Agreement will not result in any: (i) loss, encumbrance on, or impairment of any Company Intellectual Property; (ii) release, disclosure or delivery of any proprietary Software of any Company Intellectual Property; (iii) breach of any Intellectual Property Agreement; or (iv) grant, assignment or transfer to any other person of any license or other right or interest under, to or in any of the under Company Intellectual Property.

(o)            Except as would not be expected to be material to the 101 Business, (i) the IT Systems, including any Software, firmware, hardware, networks, interfaces, platforms and related systems, owned, leased or licensed by the Company or the Company Subsidiaries and used by the Company or the Company Subsidiaries in conducting the 101 Business (collectively, the “Company Systems”) are lawfully owned, leased or licensed by the Company or Company Subsidiaries, and are reasonably sufficient for the conduct of the 101 Business as presently conducted and as reasonably contemplated to be conducted, (ii) since the Reference Date, there have been no failures, breakdowns, continued substandard performance or other adverse events affecting any such Company Systems that have caused or could reasonably be expected to result in the substantial disruption or interruption in or to the use of such Company Systems or the conduct of the 101 Business as presently conducted, (iii) to the Knowledge of the Company, since the Reference Date, there have not been any material incidents of unauthorized access or other Security Breaches of the Company Systems; (iv) to the Knowledge of the Company, the Company Systems do not contain any viruses, bugs, vulnerabilities, faults or other disabling code that could (y) significantly disrupt or adversely affect the functionality or integrity of any Company System, or (z) enable or assist any Person to access without authorization any Company System, and (v) to the Knowledge of the Company, the Company Systems do not contain any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus,” malware or other Software routines or components intentionally designed to permit unauthorized access to, maliciously disable, maliciously encrypt or erase Software, hardware, or data. The Company and Company Subsidiaries are not in material breach of any of their Contracts relating to Company Systems or any breach of such Contracts with respect to Company Systems that are material to the conduct of the 101 Business as conducted or contemplated to be conducted.

(p)            No government funding nor government, academic or non-profit research facilities or personnel were used, directly or indirectly, to develop or create, in whole or in part, any of the Owned Company Intellectual Property, or, to the Knowledge of the Company, any other Company Intellectual Property, in each case including any developer, inventor or other contributor operating under any grants from any Governmental Authority or agency.

(q)            The Company and the Company Subsidiaries represent and warrant that Section 3.14(q) is a complete and accurate list of all SpinCo Employees (as defined in the Separation and Distribution Agreement) who are or at any relevant time have been involved in any material research and development activities as part of the 101 Business (as defined in the Separation and Distribution Agreement), and that all employment agreements and proprietary information and inventions agreements executed by such Persons have been disclosed to Parent as of the date hereof.

Section 3.15     Real and Personal Property.

(a)            Neither the Company nor any Company Subsidiaries own, or have ever owned, any real property.

(b)            Section 3.15(b) of the Company Disclosure Letter sets forth a correct and complete list of each lease, sublease, license or similar use, co-working service and occupancy Contract (each, a “Lease”), in accordance with which the Company or any Company Subsidiary (other than SpinCo and its Subsidiaries) leases, subleases or otherwise uses or occupies any real property or obtains co-working services from or to any other Person (whether as a tenant or subtenant or in accordance with other occupancy or service arrangements) (the “Company Leased Real Property”) as of the date of this Agreement. The Company has provided Parent a correct and complete copy of each such Lease, and all amendments thereto.

(c)            Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and each Company Subsidiary, taken as a whole, the Company and each Company Subsidiary, as applicable, have valid leasehold or sublease interests in all of the Company Leased Real Property, free and clear of all Liens, other than Permitted Liens. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and each Company Subsidiary, taken as a whole, the Company and each Company Subsidiary enjoy peaceful and undisturbed possession under all of the Leases for any Company Leased Real Property in all material respects, and are using such Company Leased Real Property for the purposes permitted by the applicable Leases.

(d)            Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and each Company Subsidiary, taken as a whole, each Lease for any Company Leased Real Property is a valid, binding and enforceable obligation of the Company or any Company Subsidiary that is a party thereto, as applicable, and to the Knowledge of the Company, the other parties thereto, is in full force and effect and the Company and each Company Subsidiary has performed all material obligations required to be performed by it to date under each such Lease.

(e)            Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company and each Company Subsidiary, taken as a whole, neither the Company nor any Company Subsidiary has received any written communication from, or delivered any written communication to, any other party to a Lease for any Company Leased Real Property or any lender, nor, to the Knowledge of the Company, is there any other party alleging that the Company, any Company Subsidiary or such other party, as the case may be, is in material breach or violation of or default under such Lease. No event has occurred which, if not remedied, would result in a default by the Company in any material respect under each Lease for any Company Leased Real Property, and, to the Company’s Knowledge, no event has occurred which, if not remedied, would result in a default by any party other than the Company in any material respect under each such Lease.

(f)            Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect: (i) to the Knowledge of the Company, no Person, other than the Company or any Company Subsidiary, possesses, uses or occupies all or any portion of any Company Leased Real Property, (ii) neither the Company nor any Company Subsidiary is a party to any agreement, or has any outstanding right of first offer, right of first refusal or option with respect to the purchase or sale of any real property or interest therein, and (iii) to the Knowledge of the Company, there are no pending Proceedings or Proceedings threatened in writing to take all or any portion of the Company Leased Real Property or any interest therein by eminent domain or any condemnation proceeding (or the jurisdictional equivalent thereof) or any sale or disposition in lieu thereof.

Section 3.16     Title to and Sufficiency of Assets.

(a)            The Company and the Company Subsidiaries have, and from and after the Effective Time, the Company and the RemainCo Subsidiaries will have (i) with respect to all RemainCo Assets (as defined in the Separation and Distribution Agreement) other than leased assets, good and valid title to all of the tangible and intangible RemainCo Assets, and (ii) with respect to leased RemainCo Assets, good and valid leasehold interests therein, in each case free and clear of all Liens, except for Permitted Liens.

(b)            Upon the receipt by the Company of the services and benefits to be provided to the Company under the Transition Services Agreement and the license granted to the Company under the Spin-Off Agreements, the Company shall have, directly or indirectly, immediately following the Closing, the assets, properties and rights (except for the Licensed Names and Marks and Company Systems) of every type and description, whether real or personal, tangible or intangible, material to the conduct of the 101 Business as it is currently conducted by the Company or contemplated to be conducted by the Company immediately prior to Closing, and such assets, properties and rights shall be adequate for the continued conduct of the 101 Business after the Effective Time in the same manner as conducted by the Company immediately prior to the Effective Time in all material respects; provided, that the foregoing is not a representation or warranty with respect to infringement, or misappropriation or other violation of the Intellectual Property rights of any third person.

Section 3.17     Environmental.

(a)            The Company and each Company Subsidiary are and since the Reference Date have been in compliance with all applicable Environmental Laws, including possessing and complying with all material Company Permits required for their operations in accordance with Environmental Laws, except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.

(b)            (i) No Proceeding against the Company or any Company Subsidiary relating to any Environmental Law is pending or threatened in writing, (ii) neither the Company nor any Company Subsidiary has received written notice or a written request for information from any Person, including any Governmental Authority, alleging that the Company or any Company Subsidiary has been or is in actual material violation of any Environmental Law or otherwise may have material liability under any Environmental Law, the subject of which notice or request is unresolved and (iii) neither the Company nor any Company Subsidiary is a party or subject to any material ongoing obligations pursuant to any Order or agreement resolving any alleged violation of or liability under any Environmental Law.

(c)            To the Knowledge of the Company, no Hazardous Materials have been released by the Company or any RemainCo Subsidiary, or by any third party at, on, under or from any real property currently or formerly owned, leased or operated by the Company or any RemainCo Subsidiary in a manner or to a degree that has resulted in or is reasonably likely to result in an obligation for the Company or any Company Subsidiary to report, investigate, remediate or otherwise respond to such releases in accordance with Environmental Law or that otherwise has resulted in or is reasonably likely to result in material liability to RemainCo under any Environmental Law.

(d)            Neither the Company nor any Company Subsidiary has entered into any written agreement or incurred any legal obligation that may require it to pay to, reimburse, or indemnify any other Person from or against material liabilities or costs in connection with any Environmental Law, or relating to the registration, labeling, generation, manufacture, use, transportation or disposal of or exposure to Hazardous Materials.

Section 3.18     Suppliers. Section 3.18 of the Company Disclosure Letter sets forth the ten (10) largest suppliers (by cost) of the businesses of the Company and each Company Subsidiary (on a consolidated basis) during the twelve (12) months ended December 31, 2023. Since December 31, 2023, no such supplier has canceled or otherwise terminated, or, to the Knowledge of the Company, threatened to cancel or otherwise terminate or adversely modify its relationship with the Company or any Company Subsidiary, or has decreased materially, or to the Knowledge of the Company, threatened to decrease materially, its relationship with the Company or any Company Subsidiary, except where such cancellation, termination or reduction would not reasonably be expected to, individually or in the aggregate, be material to the Company and the Company Subsidiaries, taken as a whole.

Section 3.19     Anti-Corruption. Since January 1, 2021, neither the Company, nor any Subsidiary of the Company, nor, to the Knowledge of the Company, any director, officer, employee, representative, agent, consultant or any other person (in each case, acting for or on behalf of the Company or a Company Subsidiary) has violated any provision of any Anti-Corruption Laws or any rules or regulations promulgated thereunder, applicable anti-money laundering Laws and any rules or regulations promulgated thereunder or any applicable Laws of similar effect, or has, in violation of Anti-Corruption Laws: (i) directly or indirectly paid, offered or promised to make or offer any contribution, gift, entertainment or other expense, (ii) made, offered or promised to make or offer any payment, loan or transfer of anything of value, including any reward, advantage or benefit of any kind to or for the benefit of foreign or domestic government officials or employees, or to foreign or domestic political parties, candidates thereof or campaigns, (iii) paid, offered or promised to make or offer any bribe, payoff, influence payment, kickback, rebate or other similar payment of any nature, (iv) established or maintained any fund of corporate monies or other properties or (v) created or caused the creation of any false or inaccurate books and records of the Company or any Company Subsidiary related to any of the foregoing. Neither the Company, nor any Company Subsidiary, nor, to the Knowledge of the Company, any Representative acting at the direction of the Company or any Company Subsidiary (i) is under external or internal investigation for (A) any violation of the Anti-Corruption Laws, (B) any alleged irregularity, misstatement or omission arising under or relating to any Contract between such Person and any Governmental Authority, or any instrumentality thereof or (C) any unlawful contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment or the provision of anything of value, directly or indirectly, to a Government Official, (ii) has received any notice or other communication from any Governmental Authority with respect to any actual, alleged or potential violation of, or failure to comply with, any Anti-Corruption Laws or (iii) is the subject of any internal complaint, audit or review process with respect to allegations of potential violation of the Anti-Corruption Laws. The Company and each Company Subsidiary have established and maintain policies and procedures designed to reasonably comply with Anti-Corruption Laws.

Section 3.20     Global Trade Control Laws.

(a)            Neither the Company, nor any Company Subsidiary, nor any director, officer or employee of any of the Company or its Subsidiaries, is, or since January 1, 2021, has been, (i) a Restricted Party or (ii) majority owned or Controlled by a Restricted Party.

(b)            The Company and each Company Subsidiary are, and for the last five (5) years have been, in compliance with all Global Trade Control Laws, which includes, but is not limited to, possession of and material compliance with all licenses, permits, variances, registrations, exemptions, Orders, consents, approvals, clearances, and other authorizations required by Global Trade Control Laws and submission of required notices or reports to all Governmental Authorities that are concerned with such Global Trade Control Laws.

(c)            The transactions contemplated by this Agreement will not result in the transfer of any goods, software, technology, or services to Parent that are: (i) controlled at a level other than EAR99 under the U.S. Export Administration Regulations (the “EAR”); (ii) controlled under the U.S. International Traffic in Arms Regulations (the “ITAR”); (iii) specifically identified as an E.U. Dual Use Item; or (iv) on an applicable export control list of a foreign country. Neither the Company nor any Company Subsidiary is a TID U.S. business, as defined in 31 C.F.R. § 800.248.

(d)            Since January 1, 2021, all of the Company Products have been imported, exported, processed, developed, labeled, stored, tested, marketed, advertised, promoted, detailed, and distributed by or on behalf of the Company or any Company Subsidiary in compliance with all applicable Global Trade Control Laws.

(e)            Since January 1, 2021, neither the Company nor any Company Subsidiary has directly or indirectly engaged in any business with, or used, directly or indirectly, any corporate funds to contribute to or finance the activities of, any Sanctioned Person or any Restricted Party or in or with any Restricted Market and is not currently doing so. The Company acknowledges that activities under this Agreement will not (i) be in a Restricted Market; (ii) involve individuals ordinarily resident in a Restricted Market; or (iii) include companies, organizations, or governmental entities from or located in a Restricted Market.

(f)            To the Knowledge of the Company, since January 1, 2021, neither the Company nor any of its Subsidiaries has been the subject of any investigations, reviews, audits or inquiries by a Governmental Authority related to Global Trade Control Laws and (ii) as of the date hereof, no investigation, review, audit or inquiry by any Governmental Authority with respect to Global Trade Control Laws is pending or threatened.

Section 3.21     FDA and Related Matters.

(a)            There are no actual or, to the Knowledge of the Company, threatened enforcement actions by the U.S. Food and Drug Administration (the “FDA”) or any comparable Governmental Authority against the Company or any Company Subsidiary. Since January 1, 2021, neither the Company nor any Company Subsidiary has received written notice of any pending or threatened claim, suit, Proceeding, hearing, audit, inspection, investigation, arbitration or other action by the FDA or any comparable Governmental Authority against the Company or any Company Subsidiary alleging non-compliance by, or liability of, the Company or any of its Subsidiaries under any Healthcare Laws or with respect to any Company Product, and, to the Knowledge of the Company, neither the FDA nor any comparable Governmental Authority is considering such action.

(b)            Since January 1, 2021, all material applications, reports, documents, claims, submissions, and notices required to be filed, maintained, or furnished to the FDA or any comparable Governmental Authority, including all adverse event reports and registrations and reports required to be filed with clinicaltrials.gov, by the Company or any Company Subsidiary, have been so filed, maintained or furnished. All such material applications, reports, documents, claims, submissions, and notices were timely filed and were complete and correct in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). The Company has delivered or made available to Parent correct and complete copies of any and all material documents and correspondence, including (i) a complete and correct copy of each Investigational New Drug application (“IND”) and New Drug Application (“NDA”) sponsored and presently held by the Company or any Company Subsidiary with respect to each Company Product or product candidate, including all supporting documentation, supplements and amendments thereto, (ii) copies of all clinical study reports under such INDs and (iii) all material correspondence to or from the Company and each Company Subsidiary and FDA or any other Governmental Authority with respect to such INDs and NDAs, in each case of clauses (i), (ii) and (iii), relating to the 101 Business.

(c)            Since January 1, 2021, neither the Company nor any Company Subsidiary has received any FDA Form 483, notice of violation, warning letter, untitled letter or other correspondence or written notice from the FDA or other Governmental Authority alleging or asserting noncompliance with any Healthcare Laws or Company Permits. Since January 1, 2021, to the Knowledge of the Company, neither the Company nor any Company Subsidiary has received any written notice from any Person alleging that any operation or activity of the Company or any Company Subsidiary is in violation of any Healthcare Law.

(d)            Since January 1, 2021, all preclinical studies and clinical trials, and other studies and tests, being conducted by or sponsored by the Company or any Company Subsidiary have been and are being conducted in material compliance with all applicable study protocols and Healthcare Laws, rules and regulations, including the applicable requirements of Good Laboratory Practices or Good Clinical Practices, and Company Permits. Since January 1, 2021, no clinical studies conducted by or sponsored by the Company or any Company Subsidiary related to the 101 Business have been placed on clinical hold or terminated or suspended prior to completion. Since the Reference Date, neither the Company nor any Company Subsidiary has received any notice, correspondence or other communication from the FDA, any other Governmental Authority, any Institutional Review Board or clinical investigator alleging a lack of material compliance with any Healthcare Laws or requiring the termination, suspension or material modification of any ongoing clinical studies conducted by or on behalf of the Company or any Company Subsidiary. For the purposes of this Agreement, (i) “Good Clinical Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 11, 50, 54, 56 and 312, the International Council for Harmonization’s (“ICH”) Guideline for Good Clinical Practice, and any similar state, local or foreign Laws, as applicable, and (ii) “Good Laboratory Practices” means applicable FDA regulations for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58, the United States Animal Welfare Act, the ICH Guideline on Nonclinical Safety Studies for the Conduct of Human Clinical Trials for Pharmaceuticals, the ICH Guideline on Safety Pharmacology Studies for Human Pharmaceuticals, and any similar state, local or foreign Laws, as applicable, and (iii) “Institutional Review Board” means the entity defined in 21 C.F.R. § 50.3(i).

(e)            Since January 1, 2021, the research, development, manufacture and commercialization of INBRX-101 and any other product candidates under the Company’s 101 Business platform conducted by or Sponsored by the Company or any Company Subsidiary have been and are being conducted in compliance in all material respects with all applicable Healthcare Laws, including the applicable requirements of Good Manufacturing Practices, Good Laboratory Practices and Good Clinical Practices. For the purposes of this Agreement, “Good Manufacturing Practices” means the FDA’s standards for the methods to be used in, and the facilities or controls to be used for, the manufacture, processing, packing, or holding of a drug contained in 21 C.F.R. Parts 210- 211 and any similar state, local or foreign Laws, as applicable.

(f)            Since January 1, 2021, there have been no recalls, field notifications, market withdrawals or replacements, “dear doctor” letters, investigator notices, IND safety reports, serious adverse event reports or other notices of action relating to a safety concern or alleged lack of regulatory compliance of any of INBRX-101 and any other product candidates under the Company’s 101 Business platform and, to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to result in such action or otherwise require a change in the labeling of or the termination or suspension of the development and testing of INBRX-101 and any other product candidates under the Company’s 101 Business platform.

(g)            Neither the Company, any Company Subsidiary nor any of their respective officers or directors or, to the Knowledge of the Company, any of their respective employees, agents or clinical investigators (in the case of each the foregoing, in such individual’s capacity as such) have (i) made an untrue statement of a material fact or fraudulent statement to the FDA or any comparable Governmental Authority, (ii) failed to disclose a material fact required to be disclosed to the FDA or any comparable Governmental Authority or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) would reasonably be expected to provide a basis for the FDA to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. Neither the Company, any Company Subsidiary, nor any of their respective officers or directors or, to the Knowledge of the Company, any of their respective employees, agents or clinical investigators (in the case of each the foregoing, in such individual’s capacity as such) have been convicted of any crime or engaged in any conduct that has resulted in or would reasonably be expected to result in (i) debarment under 21 U.S.C. Section 335a or any similar Law or (ii) exclusion under 42 U.S.C. Section 1320a-7 or any similar Law. No claims, actions, or Proceedings that would reasonably be expected to result in debarment or exclusion are pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary or any of their respective officers, directors, employees, agents, or clinical investigators (in the case of each the foregoing, in such individual’s capacity as such). Neither the Company, any Company Subsidiary, nor any of their respective employees, officers, directors or third parties that the Company or any of its Subsidiaries has engaged to provide services, has been excluded, suspended or debarred from participation in any United States federal or state health care program or human clinical research or, to the Knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension or exclusion.

(h)            Neither the Company nor any Company Subsidiary is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement Orders or similar agreements with or imposed by the FDA or any comparable Governmental Authority.

Section 3.22     Healthcare Regulatory Compliance.

(a)            The Company and each Company Subsidiary are, and at all times since January 1, 2021, have been, in material compliance with all applicable Healthcare Laws. As of the date of this Agreement, there is no civil, criminal, administrative, or other action, subpoena, suit, demand, claim, hearing, Proceeding, written notice or demand pending, received by or, to the Knowledge of the Company, threatened orally or in writing against the Company or any Company Subsidiary related to such Healthcare Laws.

(b)            Neither the Company nor any Company Subsidiary has engaged in an unlawful or unauthorized practice of medicine or other professionally licensed activities through any websites sponsored or operated, or formerly sponsored or operated, by the Company or any Company Subsidiary.

(c)            The Company has implemented a compliance program that conforms to and materially ensures compliance with applicable Healthcare Laws and industry standards.

(d)            No Person has filed against the Company an action relating to the Company under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

Section 3.23     Data Privacy and Information Security.

(a)            The Company, each Company Subsidiary and, to the Knowledge of the Company, any Person acting for or on behalf of the Company or any Company Subsidiary, have, since the Reference Date, complied in all material respects with all applicable (i) Laws, (ii) contractual obligations and (iii) publicly posted privacy policies to which the Company and each Company Subsidiary is subject that are related to privacy, patient confidentiality, information security, data protection or the Processing of Personal Information (collectively, the “Privacy Obligations”). Since the Reference Date, neither the Company nor any of the Company Subsidiaries have received any written notices of any complaints, claims, threatened claims, charges, investigations or regulatory inquiries (whether by a Governmental Authority or Person) against the Company or any of the Company Subsidiaries alleging any violation of any Privacy Obligations. To the Knowledge of the Company, there are no facts or circumstances that could reasonably form the basis of any of the same.

(b)            The Company and each Company Subsidiary maintains reasonable and appropriate (i) written policies and procedures, and (ii) organizational, physical, administrative and technical safeguards designed to protect Personal Information against a Security Breach. The Company and each Company Subsidiary periodically, and no less than annually, assesses risks to privacy and the confidentiality and security of Personal Information. Since the Reference Date, (i) to the Knowledge of the Company, there have been no Security Breaches of any of the IT Systems of the Company or any of the Company Subsidiaries or any vendors that Process Personal Information on its/their behalf and (ii) there have been no material disruptions in the IT Systems of the Company or any of the Company Subsidiaries or any vendors of the Company or any of the Company Subsidiaries that materially affected the Company’s or any of the Company Subsidiaries’ business or operations.

(c)            The Company and each Company Subsidiary (i) has operated its respective business in material compliance with all Privacy Obligations in connection with the operation of the 101 Business, and (ii) has, in all material respects, implemented all confidentiality, security and other protective measures required in connection with (i) of this subsection (c), including, where required by applicable Law, by obtaining study subjects’ consent and/or authorization to use and disclose Personal Information for research purposes.

(d)            The Company and each Company Subsidiary is, and since January 1, 2021 has been, in compliance in all material respects with HIPAA (to the extent applicable to the Company and each Company Subsidiary) and all contractual commitments relating to privacy and the security of Protected Health Information. The Company and each Company Subsidiary has, if and to the extent required by HIPAA, entered into current and valid “Business Associate Agreements” (as defined in 45 C.F.R. §§ 164.502(e) and 164.504(e)) with each “Business Associate” (as defined in 45 C.F.R. § 160.103) of the Company and any “Covered Entity” (as defined in 45 C.F.R. § 160.103), for which the Company and each Company Subsidiary functions as a “Business Associate.” None of the Company or any of the Company Subsidiaries or, to the Company’s Knowledge, any subcontractors of the Company or any of the Company Subsidiaries, has, since January 1, 2021, experienced any unauthorized use or disclosure of Protected Health Information that would constitute (i) a “security incident” (as defined in 45 C.F.R. § 164.304) or (ii) a “breach” (as defined in 45 C.F.R. § 164.402) that would require the Company or any of the Company Subsidiaries to provide notice under 16 C.F.R. § 164.404.

(e)            Since the Reference Date, none of the Company, any of the Company Subsidiaries or, to the Knowledge of the Company, any of their respective vendors that Process Personal Information on their behalf has experienced any material Security Breach, and none of the Company or any of the Company Subsidiaries has provided or been required to provide written notification to any Person or Governmental Authority under any Privacy Obligations.

(f)            The Company and each Company Subsidiary, has, in all material respects, (i) obtained all rights, permissions, and consents necessary to permit the transfer of Personal Information to Parent and/or Merger Sub in connection with the transactions contemplated by this Agreement; or (ii) otherwise verified that applicable Privacy Obligations permit it to transfer Personal Information to Parent and/or Merger Sub in connection with the transactions contemplated by this Agreement.

Section 3.24     Insurance. Section 3.24 of the Company Disclosure Letter sets forth all material insurance policies (including policies providing casualty, liability, medical and workers compensation coverage) maintained by or on behalf of the Company or any Company Subsidiary as of the date of this Agreement. Except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect, the Company and each Company Subsidiary have paid, or caused to be paid, all premiums due under all material insurance policies of the Company and each Company Subsidiary, and all such material insurance policies are in full force and effect. As of the date of this Agreement, neither the Company nor any Company Subsidiary has received (a) written notice that they are in default with respect to any obligations under such material policies or (b) written notice of cancellation or termination with respect to any such existing material insurance policy, or refusal or denial of any material coverage, reservation of rights or rejection of any material claim under any such existing material insurance policy. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, neither the Company nor any Company Subsidiary is in material breach or default, and neither the Company nor any Company Subsidiary has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or modification of, any of such material insurance policies. No insurer of any such material policy has been declared insolvent or placed in receivership, conservatorship or liquidation, and no notice of cancellation or termination, other than in accordance with the expiration of a term in accordance with the terms thereof, has been received with respect to any such material policy. The Company has delivered or made available to Parent an correct and complete copy of all insurance policies set forth on Section 3.24 of the Company Disclosure Letter.

Section 3.25     Takeover Statutes. The Company Board of Directors has taken such actions and votes as are necessary to render any “fair price”, “moratorium”, “control share acquisition” or any other takeover or anti-takeover statute or similar U.S. federal or state Law inapplicable to this Agreement, the Merger or any other transactions contemplated hereby.

Section 3.26     Brokers. No investment banker, broker, finder or other intermediary (other than Centerview Partners LLC, the fees and expenses of which will be paid by the Company) is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the Spin-Off Agreements or the transactions contemplated hereby or thereby based upon arrangements made by or on behalf of the Company or any of its Affiliates. Correct and complete copies of all agreements between the Company and Centerview Partners LLC have been delivered to Parent.

Section 3.27     Opinion of Financial Advisor. The Company Board of Directors (in such capacity) has received an opinion of Centerview Partners LLC, financial advisor to the Company, that, as of the date of such written opinion, and based on and subject to the matters set forth therein, including the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken in preparing such opinion as set forth therein, the Consideration (as defined therein) to be paid to the holders of Common Shares in the Merger (other than Dissenting Shares, any Common Shares that are owned by the Company as treasury shares, any Common Shares owned by Parent or Merger Sub and any Common Shares held by any affiliate of the Company or Parent) pursuant to this Agreement is fair, from a financial point of view, to such holders. The Company will make available to Parent a signed copy of such opinion as soon as possible following the date of this Agreement for informational purposes only and on a non-reliance basis. As of the date of this Agreement, such opinion has not been withdrawn, revoked or otherwise modified.

Section 3.28     Interested-Party Transactions. Neither the Company nor any Company Subsidiary is a party to or bound by any transaction or agreement (other than ordinary course directors’ compensation arrangements or any Benefit Plans) with any Affiliate, stockholder that beneficially owns five percent (5%) or more of the outstanding Common Shares, or current or former director or executive officer of the Company. To the Knowledge of the Company, no event has occurred since the date of the Company’s last proxy statement to its stockholders that would be required to be reported by the Company in accordance with Item 404 of Regulation S-K promulgated by the SEC.

Section 3.29     Information in the Proxy Statement and Spin-Off Registration Statement. The proxy statement to be provided to the Company’s stockholders in connection with the Stockholders Meeting (such proxy statement and any amendment thereof or supplement thereto, the “Proxy Statement”) on the date filed, mailed, distributed or disseminated, as applicable, to the Company’s stockholders and at the time of the Stockholders Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Proxy Statement, including any amendments thereof and supplements thereto, will comply in all material respects with the requirements of applicable Laws, including the provisions of the Exchange Act and the rules and regulations of the SEC thereunder, except that the Company makes no representation or warranty with respect to statements made in the Proxy Statement, including any amendments thereof and supplements thereto, based on information furnished by Parent or Merger Sub about Parent or its Affiliates for inclusion therein. The Spin-Off Registration Statement (as defined below) on the date confidentially submitted and on the date declared effective by the SEC will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Spin-Off Registration Statement, including any amendments thereof and supplements thereto, will comply in all material respects with the requirements of applicable Laws, including the provisions of the Exchange Act and the rules and regulations of the SEC thereunder, except that the Company makes no representation or warranty with respect to statements made in the Spin-Off Registration Statement including any amendments thereof and supplements thereto, based on information furnished by Parent or Merger Sub about Parent or its Affiliates for inclusion therein.

Section 3.30     Solvency. As of immediately after giving effect to the transactions contemplated by this Agreement and the Spin-Off Agreements (including the payment of all fees and expenses in connection therewith), the Company, each RemainCo Subsidiary and SpinCo will be Solvent.

Section 3.31     SpinCo Activities. SpinCo is a wholly owned Subsidiary of the Company, has not engaged in any business activities or conducted any operations and has no, and prior to the Spin-Off will have no, assets, liabilities or obligations of any nature other than as required in connection with the Merger and the Spin-Off and the other transactions contemplated hereby and as incidental to its organization and existence.

Article IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company as follows:

Section 4.1     Organization; Qualification. Each of Parent and Merger Sub is a corporation or company validly existing under the Laws of the jurisdiction of its incorporation and has the requisite power and authority to conduct its business and to own, lease and operate its properties and assets. Each of Parent and Merger Sub is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character or location of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to, individually or in the aggregate, prevent Parent and Merger Sub from consummating the Merger and the other transactions contemplated hereunder to be consummated by Parent or Merger Sub by the Outside Date (a “Parent Material Adverse Effect”).

Section 4.2     Authority; Binding Nature of Agreement. Parent and Merger Sub have the power and authority to execute and deliver and perform their obligations under this Agreement and to consummate the Merger. The board of directors of Merger Sub has approved the execution, delivery and performance by Merger Sub of this Agreement and the consummation of the Merger. This Agreement has been duly executed and delivered by Parent and Merger Sub, and assuming due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub and is enforceable against Parent and Merger Sub in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

Section 4.3     No Conflict; Required Filings and Consents.

(a)            Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent and Merger Sub of the transactions contemplated hereby, nor compliance by Parent and Merger Sub with this Agreement, will (i) violate any provision of the Parent Organizational Documents, (ii) assuming that the Consents, registrations, declarations, filings and notices referenced in Section 4.3(b) have been obtained or made, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of Parent or Merger Sub is bound or affected or (iii) violate, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the Consent of, notice to or filing with any third Person in accordance with any Contract to which Parent or Merger Sub is a party or by which any property or asset of Parent or Merger Sub is bound or affected, or result in the creation of a Lien, other than any Permitted Lien, upon any of the property or assets of Parent or Merger Sub, other than, in the case of clauses (ii) and (iii) above, as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b)            No Consent of, registration, declaration or filing with or notice to any Governmental Authority is required to be obtained or made by or with respect to Parent or Merger Sub in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) applicable requirements of and filings with the SEC in accordance with the Exchange Act or the Securities Act, (ii) applicable requirements in accordance with foreign qualification, state securities or “blue sky” Laws of various states, (iii) compliance with applicable rules and regulations of NASDAQ, (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (v) the approval of Parent (or a Subsidiary of Parent), as the sole stockholder of Merger Sub as at the date hereof, of the Merger, (vi) such other items required solely by reason of the participation and identity of the Company in the transactions contemplated hereby, (vii) compliance with and filings or notifications in accordance with Antitrust Laws and (viii) such other Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.4     Litigation. As of the date of this Agreement, (a) there is no Proceeding pending or, to the knowledge of Parent, any Proceeding threatened in writing against Parent or any of its Subsidiaries or any asset or property of Parent or any of its Subsidiaries, and (b) there is no Order outstanding against, or involving, Parent or any of its Subsidiaries or any asset or property of Parent or any of its Subsidiaries that, in the case of each of clauses (a) and (b) above, would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.5     Brokers. No investment banker, broker, finder or other intermediary is entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of Parent or Merger Sub for which the Company would be liable.

Section 4.6     Sufficient Funds. When required pursuant to this Agreement and as of the Closing, Parent has and will have the cash necessary to pay the amounts required to be paid by Parent pursuant to this Agreement, and as of the Closing, Parent will have, and will cause Merger Sub to have, the cash necessary to consummate the Merger. On the Milestone Payment Date, Parent will have cash resources in immediately available funds and in an amount sufficient to satisfy Parent’s cash payment obligations under the CVR Agreement, including payment of the Milestone Payment Amount and any fees and expenses of, or payable by, Parent in connection with the transactions contemplated by the CVR Agreement. The obligations of Parent and Merger Sub hereunder are not subject to any condition with respect to Parent’s or Merger Sub’s ability to obtain financing for the Merger.

Section 4.7     Solvency. None of Parent nor Merger Sub is entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of Parent, Merger Sub or any of their respective Subsidiaries (which, for purposes of this Section 4.7, shall include the Company and its Subsidiaries). Each of Parent and Merger Sub is Solvent as of the date of this Agreement and, assuming satisfaction or waiver of the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger and after giving effect to the transactions contemplated hereby and the payment of the aggregate Merger Consideration, any other repayment or refinancing of debt contemplated in this Agreement and payment of all the amounts required to be paid under this Agreement, the Surviving Corporation will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby.

Section 4.8     Merger Sub. All of the issued and outstanding shares of common stock of Merger Sub are, and at the Effective Time will be, owned by Parent or a direct or indirect wholly owned Subsidiary of Parent. Merger Sub has no outstanding options, warrants, rights or any other agreements in accordance with which any Person other than Parent or a direct or indirect wholly owned Subsidiary of Parent may acquire any security of Merger Sub. Merger Sub has not engaged in any business activities or conducted any operations and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than in connection with the Merger and the other transactions contemplated hereby and as incidental to its organization and existence.

Section 4.9     Proxy Statement. None of the information supplied by Parent or its Subsidiaries about Parent or its Affiliates for inclusion in the Proxy Statement will, on the date the Proxy Statement is filed, mailed, distributed or disseminated, as applicable, to the Company’s stockholders and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that no representation or warranty is made by Parent or Merger Sub with respect to information supplied by or on behalf of the Company for inclusion in the Proxy Statement.

Section 4.10     Vote/Approval Required. No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve the Merger or the other transactions contemplated hereby. The vote or consent of Parent or its Subsidiary as the sole stockholder of Merger Sub (which will occur promptly following the execution and delivery of this Agreement) is the only vote or consent of the holders of any class or series of capital stock of Merger Sub necessary to adopt this Agreement or approve the Merger.

Section 4.11     No Interested Stockholder. Neither Parent nor any of its “affiliates” or “associates” is, or has been within the last three years, an “interested stockholder” (in each case as such terms are defined in Section 203 of the DGCL) of the Company. Without limiting the generality of the foregoing, neither Parent nor Merger Sub has taken, or has authorized any of their respective officers, directors, employees, investment bankers, attorneys or other advisors or representatives to take, any action that would cause either Parent or Merger Sub to be deemed an “interested stockholder” (as such term is defined in Section 203 of the DGCL) of the Company.

Section 4.12     No Other Representations or Warranties. Other than the representations and warranties expressly set forth in this Agreement, none of Parent, Merger Sub or any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to Parent or any of its Subsidiaries, and the Company is not relying on any representation or warranty other than those expressly set forth in this Agreement. Parent and Merger Sub each agrees that, other than the representations and warranties expressly set forth in this Agreement, neither the Company nor any of its Subsidiaries makes, or has made, any representations or warranties relating to itself or its business or otherwise in connection with the Merger, and Parent and Merger Sub are not relying on any representation or warranty other than those expressly set forth in this Agreement. In particular, without limiting the foregoing, none of the Company or any other Person makes or has made any representation or warranty to Parent, Merger Sub or any of their respective Affiliates or Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospective information relating to the Company, any of its Affiliates or any of their respective businesses (including SpinCo) unless any such information is expressly included in a representation or warranty of the Company to Parent or Merger Sub contained in this Agreement or any ancillary agreement or other document delivered in connection with this Agreement or the transactions contemplated hereby, or (b) any oral or, except for the representations and warranties made by the Company in Article III or any ancillary agreement or other document delivered in connection with this Agreement or the transactions contemplated hereby (including the Separation and Distribution Agreement), written information made available to Parent, Merger Sub or any of their respective Affiliates or Representatives in the course of their evaluation of the Company, SpinCo, the SpinCo Assets or the SpinCo Liabilities, the negotiation of this Agreement or in the course of the transactions contemplated by this Agreement.

Article V
COVENANTS AND OTHER AGREEMENTS

Section 5.1     Conduct of Business by the Company Pending the Merger.

(a)            The Company covenants and agrees that, between the date of this Agreement and the earlier of the Effective Time and the date, if any, on which this Agreement is terminated in accordance with Section 8.1, except (i) as required by Law, (ii) as may be consented to in writing by Parent (including via e-mail from one of the Parent notice individuals listed in Section 9.2) (which consent will not be unreasonably withheld, conditioned or delayed) or (iii) as may be required in accordance with, or otherwise expressly contemplated by, this Agreement or the Spin-Off Agreements, (iv) as set forth in Section 5.1 of the Company Disclosure Letter or (v) in connection with the COVID-19 pandemic, to the extent reasonably necessary (A) to protect the health and safety of the Company’s or the Company Subsidiaries’ employees, (B) to respond to third-party supply or service disruptions caused by the COVID-19 pandemic, (C) as required by any applicable Law, directive or guideline from any Governmental Authority arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19), the Company will, and will cause the Company Subsidiaries to use reasonable best efforts to conduct in all material respects the business of the Company and the Company Subsidiaries, including the 101 Business, in the ordinary course of business and, to the extent consistent therewith, use reasonable best efforts to preserve its material assets and business organization intact in all material respects and maintain its material existing business relations and goodwill; provided, that the Company and the Company Subsidiaries will be restricted pursuant to this Section 5.1 with respect to the SpinCo Assets or SpinCo Liabilities solely to the extent that an action set forth above or below taken (in the case of negative covenants) or not taken (in the case of affirmative covenants) by the Company or the Company Subsidiaries with respect to the SpinCo Assets or SpinCo Liabilities would reasonably be expected to adversely affect the Company, the RemainCo Subsidiaries, the 101 Business, Parent, as the owner and operator thereof following the Effective Time, or SpinCo and its business following the Effective Time, in each case in any material respect, or would reasonably be expected to prevent, impede or materially delay the consummation of the transactions contemplated by this Agreement or the Spin-Off Agreements (the “Spin-Off Carveout”); provided, further, that no action by the Company or any of its Subsidiaries with respect to matters specifically addressed by any provision of Section 5.1(b) shall be deemed a breach of this Section 5.1(a) unless such action would constitute a breach of such other provision.

(b)            Without limiting the generality of clause (a) above, except (i) as required by Law, (ii) as may be consented to in writing by Parent (including via e-mail from one of the Parent notice individuals listed in Section 9.2) (which consent will not be unreasonably withheld, conditioned or delayed), (iii) as required in accordance with, or otherwise expressly contemplated by, this Agreement or the Spin-Off Agreements, (iv) as set forth in Section 5.1 of the Company Disclosure Letter or (v) in connection with the COVID-19 pandemic, to the extent reasonably necessary (A) to protect the health and safety of the Company’s or the Company Subsidiaries’ employees, (B) to respond to third-party supply or service disruptions caused by the COVID-19 pandemic or (C) as required by any applicable Law, directive or guideline from any Governmental Authority arising out of, or otherwise related to, the COVID-19 pandemic (including any response to COVID-19), and subject to the Spin-Off Carveout, the Company will not, and will cause each Company Subsidiary not to:

(i)            amend or otherwise change the Organizational Documents of the Company or any Company Subsidiary;

(ii)            adjust, split, reverse split, combine, subdivide, reclassify, redeem, purchase, repurchase or otherwise acquire, directly or indirectly, or amend, the Company’s or any Company Subsidiary’s securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire any of such securities, other than (x) in connection with withholding to satisfy the exercise price and/or Tax obligations with respect to Company Options pursuant to the terms of the Incentive Plan and the applicable award agreement thereunder (as in effect as of the date hereof), (y) in connection with the cashless exercise of the Company Warrants or (z) from a Company Subsidiary to another Company Subsidiary;

(iii)            issue, sell, pledge, modify, transfer, dispose of, encumber or grant, or authorize the same with respect to, directly or indirectly, any of the Company’s or any Company Subsidiary’s securities, including any options, equity or equity-based compensation, restricted stock, restricted stock units, performance stock units, warrants, convertible securities or other rights of any kind to acquire such securities or the value of which is measured by such securities, other than from a wholly-owned Company Subsidiary to another wholly-owned Company Subsidiary; provided, however, that the Company may issue Common Shares upon the exercise of Company Warrants or Company Options outstanding on the Capitalization Date, in each case, as required by their respective terms (and in the case of Company Options, in accordance with the terms of the Incentive Plan and the applicable award agreement thereunder);

(iv)            declare, set aside, authorize, make or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to the Company’s or any Company Subsidiary’s securities, other than dividends or distributions by a Company Subsidiary to the Company or another Company Subsidiary;

(v)            other than (1) as required by any Benefit Plan in effect as of the date of this Agreement, (2) as required by applicable Law or (3) with respect to any Benefit Plan which, on or prior to the Effective Time, shall become the obligation of SpinCo: (x) establish, adopt, enter into, amend, modify or terminate any material Benefit Plan, or any plan, program, policy, practice, agreement or other arrangement that would be a material Benefit Plan if it had been in existence on the date of this Agreement, (y) (I) grant any Company Option or other equity- or equity-based award under the Incentive Plan or otherwise, grant or pay any bonus, incentive, change in control, retention, severance, termination, tax gross-up or profit-sharing award or payment or (II) increase the base salary and/or cash bonus opportunity of (A) any current or former director, officer, employee or individual service provider with an annual salary or wage rate in excess of $125,000 or (B) for all such directors, officers, employees and individual service providers described in clause (A) in an aggregate amount in excess of $1,000,000; provided, that in no event may the Company increase the base salary and/or cash bonus opportunity of any ClinOps Employee or (z) accelerate or take any action to accelerate any payment or benefit or the lapse of any vesting or other restrictions thereon, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or individual service provider or otherwise amend the terms of any award outstanding under the Incentive Plan;

(vi)           hire, engage, promote, or terminate (other than for cause) the employment or engagement of any employee of the Company with an annual salary or wage rate in excess of $125,000; provided, that any such actions shall be subject in all respects to Section 5.1(b)(v);

(vii)          take any action that would constitute a “Mass Layoff” or “Plant Closing” within the meaning of the WARN Act or require notice to employees, or trigger any other obligations or liabilities, under the WARN Act or any similar state, local or foreign Law;

(viii)         make any loan or advance to (other than travel and similar advances to its employees in the ordinary course of business), or capital contribution to, or investment in, any Person (other than any wholly-owned Company Subsidiary);

(ix)            forgive any loans or advances to any officers, employees, directors or other individual service providers of the Company or any Company Subsidiary, or any of their respective Affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such Persons in accordance with an employee benefit plan or otherwise, except in the ordinary course of business in connection with relocation activities to any employees of the Company or any Company Subsidiary;

(x)            acquire (including by merger, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, limited liability company, joint venture, other business organization, any equity interest in any of the foregoing, any real estate or all or any material portion of the assets, business or properties of any Person;

(xi)            (1) sell, pledge, dispose of, transfer, abandon, lease, license, mortgage, incur any Lien (other than Permitted Liens) (including under any sale-leaseback transaction or an asset securitization transaction) on or otherwise transfer or encumber any portion of the tangible or intangible assets, business, properties or rights of the Company or any Company Subsidiary (other than Intellectual Property, which is the subject of Section 5.1(b)(xix) except in the ordinary course of business, (2) enter into any new line of business or (3) create any new Subsidiary;

(xii)           (1) pay, discharge or satisfy any Indebtedness that has a prepayment cost, “make whole” amount, prepayment penalty or similar obligation (other than Indebtedness incurred by the Company or any wholly owned Company Subsidiary and owed to the Company or any wholly owned Company Subsidiary) or (2) cancel any material Indebtedness (individually or in the aggregate) or settle, waive or amend any claims or rights of substantial value, in the case of each of the foregoing clauses (1) and (2), other than Indebtedness under the Loan and Security Agreement at or immediately prior to the Closing;

(xiii)          (1) incur, create, assume or otherwise become liable or responsible for any Indebtedness (other than Indebtedness (A) of the type set forth in clause (d) of the definition of Indebtedness (including, for the avoidance of doubt, any guarantees in respect thereof) or (B) solely between or among the Company and any wholly-owned RemainCo Subsidiary), including by the issuance of any debt security, (2) assume, guarantee, endorse or otherwise become liable or responsible for any Indebtedness set forth in the foregoing clause (1) of any Person, or (3) issue or sell any debt securities of the Company or any Company Subsidiary (other than solely between or among the Company and any wholly-owned RemainCo Subsidiary), including options, warrants, calls or other rights to acquire any debt securities of the Company or any Company Subsidiary;

(xiv)          negotiate, amend, extend, renew, terminate or enter into, or agree to any amendment or modification of, or waive, release or assign any rights in accordance with, any Company Material Contract, any Contract that would have been a Company Material Contract had it been entered into prior to the date of this Agreement or any Lease for any Company Leased Real Property, except in the case of any Contract of the type described in Sections 3.13(a)(i), 3.13(a)(vii) and 3.13(a)(xix), in the ordinary course of business; provided, however, that the foregoing exception will not apply to any Contract that requires or provides for consent, acceleration, termination or any other material right or consequence triggered in whole or in part by the Merger or any of the other transactions contemplated hereby;

(xv)           change its fiscal year, revalue any of its material assets or make any material change to the Company’s or any Company Subsidiary’s methods, policies and procedures of accounting, except as required by GAAP or Regulation S-X of the Exchange Act;

(xvi)          make or agree to make any capital expenditures or authorizations or commitments with respect thereto that in the aggregate are in excess of 105% of the aggregate amount provided for in the capital expenditure budget set forth in Section 5.1(b)(xvi) of the Company Disclosure Letter, other than capital expenditures to repair damage resulting from insured casualty events or required on an emergency basis or for the safety of individuals, assets or the environment (provided that the Company shall notify Parent of any such emergency expenditure as soon as reasonably practicable);

(xvii)         agree to or otherwise commence, release, compromise, assign, settle or resolve, in whole or in part, any threatened or pending Proceeding or insurance claim, other than settlements that result solely in monetary obligations involving payment (without the admission of wrongdoing) by the Company or any Company Subsidiary of an amount not greater than $300,000 (net of insurance proceeds) in the aggregate;

(xviii)        fail to use commercially reasonable efforts to maintain in effect material insurance policies covering the Company and each Company Subsidiary and their respective properties, assets and businesses;

(xix)           (1) sell, transfer, assign, lease, license or otherwise dispose of (whether by merger, stock or asset sale or otherwise) to any Person (including any Affiliate, except pursuant to the Spin-Off Agreements) any rights to any Company Intellectual Property, other than licensing non-exclusive rights granted for the purposes of conducting clinical trials in the ordinary course of business, (2) cancel, dedicate to the public, disclaim, forfeit, reissue, reexamine, fail to diligently prosecute or maintain, or abandon without filing a substantially identical counterpart in the same jurisdiction with the same priority, or allow to lapse (except with respect to Patents, Design Rights, Copyrights or Trademarks expiring in accordance with their terms) any Registered Company Intellectual Property which the Company controls prosecution and maintenance thereof, (3) make any change to the Company Intellectual Property material to the conduct of the 101 Business as presently conducted or as presently contemplated to be conducted within the indications of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD) that does or would reasonably be expected to impair such Company Intellectual Property or the Company’s or any Company Subsidiary’s rights with respect thereto; provided, however, that the foregoing shall not be construed to limit the Company’s ordinary course prosecution of Patent or Trademark applications, (4) disclose to any Person (other than Representatives of Parent and Merger Sub) any Trade Secret or Know-How that is material to the conduct of the 101 Business as conducted or contemplated to be conducted or any Trade Secrets or Know-How within the scope of the 101 Business except, as permitted in Section 5.2(b) of this Agreement or in the ordinary course of business to a Person that is subject to confidentiality obligations or (5) fail to take or maintain commercially reasonable measures to protect the confidentiality and value of Trade Secrets or Know-How included in any of the Company Intellectual Property;

(xx)            (1) make, change or revoke any material Tax election or adopt or change any material method of Tax accounting, (2) file any material amended Tax Return, (3) settle or compromise any Proceeding relating to a material amount of Taxes, (4) agree to an extension or waiver of the statute of limitations with respect to any claim or assessment with respect to material Taxes (other than such extension that arises solely as a result of an extension of time to file a Tax Return obtained in the ordinary course of business), (5) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of any Law), Tax allocation agreement or Tax sharing agreement (other than any commercial agreement entered into in the ordinary course of business that does not relate primarily to Taxes) with respect to any material Tax or (6) surrender any right to claim a refund, offset, or other reduction in Tax liability;

(xxi)           merge or consolidate the Company or any Company Subsidiary with any Person or adopt a plan of complete or partial liquidation, winding-up dissolution, restructuring, recapitalization or other reorganization of the Company or any Company Subsidiary;

(xxii)          continue or migrate its jurisdiction of registration or incorporation to a jurisdiction other than that as of the date of this Agreement;

(xxiii)         initiate (or commit to initiating) any new clinical trials or activities, including initiation of a new institutional review board process, other than those trials and activities (i) set forth on Section 5.1(b)(xxiii) of the Company Disclosure Letter, (ii) that would not result in additional expenditures of more than $2,000,000 in the aggregate, (iii) where such action is required by Law or a Governmental Authority or (iv) as set forth in the in the capital expenditure budget set forth in Section 5.1(b)(xvi) of the Company Disclosure Letter;

(xxiv)         take actions to accelerate or delay the payment of accounts receivable, or accelerate or delay the payment of accounts payable, in each case in a manner inconsistent with past practice in the ordinary course of business;

(xxv)          make any material change to the clinical trial plan in respect of the 101 Business; or

(xxvi)         enter into any agreement, contract, commitment or arrangement to do, or adopt any resolutions approving or authorizing, or announce an intention to do, any of the foregoing.

Notwithstanding the foregoing, nothing contained herein will give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Company and any Company Subsidiary prior to the Effective Time, and the Company will not be required to take any action or prohibited from taking any action required or prohibited by this Agreement if the inclusion of such requirement or prohibition in this Agreement would violate applicable Law (including any Antitrust Law). Prior to the Effective Time, each of Parent and the Company will exercise, consistent with the terms and conditions hereof, complete control and supervision of its and its Subsidiaries’ respective operations.

Section 5.2     No Solicitation.

(a)            The Company will cease and terminate, and will use reasonable best efforts to cause its Representatives to cease and terminate, all solicitations, discussions, and negotiations with any Person with respect to any offer or proposal or potential offer or proposal relating to any transaction or proposed transaction or series of related transactions, other than the transactions contemplated hereby, involving a Company Acquisition Proposal as of the date of this Agreement. Except as provided in this Section 5.2, from the date of this Agreement until the earlier of termination of this Agreement or the Effective Time, the Company will not and will direct its Representatives not to directly or indirectly (A) initiate, solicit, knowingly encourage or knowingly facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to a Company Acquisition Proposal, (B) enter into any agreement with respect to a Company Acquisition Proposal or (C) engage in negotiations or discussions with, or provide any non-public information or data to, any Person (other than Parent or any of its Affiliates or Representatives) for the purpose of encouraging or knowingly facilitating any Company Acquisition Proposal, in each case, other than discussions solely to notify such Person of the terms of this Section 5.2 or to clarify the terms and conditions of such proposal or offer. The Company agrees that any violations of the restrictions set forth in this Section 5.2 by any of its Representatives (acting on behalf of the Company) will be deemed to be a breach of this Agreement (including this Section 5.2) by the Company.

(b)            Notwithstanding anything to the contrary contained in this Agreement, at any time following the date of this Agreement and prior to the date on which the Company Requisite Vote is obtained, the Company and its Representatives may (i) negotiate or enter into a confidentiality agreement with terms no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (an “Acceptable Confidentiality Agreement”), (ii) furnish information (including non-public information) concerning the Company’s business, properties or assets to any Person in accordance with an Acceptable Confidentiality Agreement, and (iii) engage or otherwise participate in discussions and negotiations with such Person or the group of Persons concerning a Company Acquisition Proposal and their respective Representatives and their potential sources of financing and their Representatives with respect to such Company Acquisition Proposal if, but only if, such Person has, in the absence of any material breach of Section 5.2(a), made a Company Acquisition Proposal that the Company Board of Directors determines in good faith, after consultation with the Company’s financial advisors, either constitutes or could reasonably be expected to lead to a Superior Proposal. From and after the date of this Agreement and prior to the Stockholders Meeting, the Company will promptly (and in any event within twenty-four (24) hours of receipt by any officer or director of the Company) notify Parent if the Company or any Company Subsidiary or Representative receives (i) any Company Acquisition Proposal or indication by any Person that it is considering making a Company Acquisition Proposal, (ii) any request for non-public information relating to the Company or any Company Subsidiary other than requests for information in the ordinary course of business and unrelated to a Company Acquisition Proposal or (iii) any inquiry or request for discussions or negotiations with respect to any Company Acquisition Proposal. The Company will provide Parent promptly (and in any event within such twenty-four (24)-hour period) with the identity of such Person and a correct and complete copy of such Company Acquisition Proposal, indication, inquiry or request (or, where such Company Acquisition Proposal is not in writing, a description of the material terms and conditions of such Company Acquisition Proposal, indication, inquiry or request), including any modifications thereto. The Company will keep Parent reasonably informed (orally and in writing) on a current basis (and in any event no later than twenty-four (24) hours after the occurrence of any material changes, developments, discussions or negotiations) of the status of any Company Acquisition Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto), and any material developments, discussions and negotiations, including furnishing copies of any written inquiries, correspondence and draft documentation, and written summaries of any material oral inquiries or discussions. Without limiting the foregoing, the Company will promptly (and in any event within twenty-four (24) hours) notify Parent orally and in writing if it determines to begin providing information or to engage in discussions or negotiations concerning a Company Acquisition Proposal and will in no event begin providing such information or engaging in such discussions or negotiations prior to providing such notice. The Company will not, and will cause each Company Subsidiary not to, enter into any agreement with any Person subsequent to the date of this Agreement that would restrict the Company’s ability to provide such information to Parent, and neither the Company nor any Company Subsidiary is currently party to any agreement that prohibits the Company from providing to Parent the information described in this Section 5.2(b). The Company (A) will not, and will cause each Company Subsidiary not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any Company Subsidiary is or becomes a party, and (B) will, and will cause each Company Subsidiary to, use reasonable best efforts to enforce any such agreement, in each case, unless the Company Board of Directors determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to do so would reasonably be likely to be inconsistent with the fiduciary duties of the Company Board of Directors to the Company’s stockholders under applicable Law, in which event the Company may take the actions described in these clauses (A) and (B) solely to the extent necessary to permit a third party to make a Company Acquisition Proposal or in order not to be inconsistent with the fiduciary duties of the Company Board of Directors to the Company’s stockholders under applicable Law, conditioned upon such third party agreeing that the Company shall not be prohibited from providing any information to Parent (including regarding any such Company Acquisition Proposal) in accordance with, and otherwise complying with, this Section 5.2. The Company will provide to Parent any non-public information concerning the Company or any Company Subsidiary provided or made available in accordance with this Section 5.2(b) which was not previously provided or made available to Parent substantially simultaneously with providing such information to any other Person. For purposes of this Agreement, a “Superior Proposal” is a written Company Acquisition Proposal that did not result from a material breach of this Section 5.2 on terms (x) which the Company Board of Directors determines in its good faith judgment to be more favorable to the holders of Common Shares (solely in their capacity as such) than the transactions contemplated hereby (after consultation with the Company’s financial and legal advisors), taking into account all the terms and conditions of such proposal and this Agreement and the Spin-Off Agreements, and (y) which the Company Board of Directors has determined to be reasonably likely to be completed on the terms proposed, taking into account all financial, regulatory, legal and other aspects of such proposal and the terms of this Agreement and the Spin-Off Agreements; provided that, for purposes of this definition of “Superior Proposal,” the references to “20%” in the definition of “Company Acquisition Proposal” shall be deemed to be references to “50%”.

(c)            Except as set forth herein, neither the Company Board of Directors nor any committee thereof will (i) make any Company Adverse Recommendation Change or (ii) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, or similar agreement (an “Alternative Acquisition Agreement”) providing for the consummation of a transaction contemplated by any Company Acquisition Proposal (other than a confidentiality agreement referenced in Section 5.2(b) entered into in the circumstances referenced in Section 5.2(b)). The Company, reasonably promptly following a determination by the Company Board of Directors that a Company Acquisition Proposal is a Superior Proposal, will notify Parent of such determination.

(d)            Notwithstanding anything in Section 5.2(c) to the contrary, prior to the date on which the Company Requisite Vote is obtained, if (i) a material breach by the Company of this Section 5.2 has not contributed to the making of such Company Acquisition Proposal, and (iii) the Company Board of Directors concludes in good faith, after consultation with the Company’s outside legal counsel and its financial advisors, that such Company Acquisition Proposal constitutes a Superior Proposal after giving effect to all of the adjustments of this Agreement that Parent has irrevocably committed in writing to make, the Company Board of Directors may, if it determines in good faith, after consultation with the Company’s outside legal counsel, that failure to take such action would be reasonably be likely to be inconsistent with its fiduciary duties, (A) effect a Company Adverse Recommendation Change or (B) terminate this Agreement to enter into an Alternative Acquisition Agreement with respect to such Superior Proposal; provided, however, that the Company will not terminate this Agreement in accordance with clause (B) above, and any purported termination in accordance with clause (B) above will be void and of no force or effect, unless the Company (1) in advance of or concurrently with such termination pays, or causes to be paid, the Termination Fee in accordance with Section 8.2(b) and (2) immediately following such termination enters into a binding definitive Alternative Acquisition Agreement for such Superior Proposal; provided, further, that the Company Board of Directors may not effect a change of its recommendation in accordance with clause (A) above or terminate this Agreement in accordance with clause (B) above unless (I) no material breach of the Company’s obligations in this Section 5.2 has occurred, (II) the Company has provided prior written notice to Parent, at least four (4) business days in advance (the “Notice Period”), of its intention to take such action with respect to such Superior Proposal, which notice will specify the material terms and conditions of any such Superior Proposal (including the identity of the party making such Superior Proposal) (a “Determination Notice”), and has contemporaneously provided a correct and complete copy of the proposed Alternative Acquisition Agreement with respect to such Superior Proposal, (III) prior to effecting such Company Adverse Recommendation Change or terminating this Agreement to enter into a definitive Alternative Acquisition Agreement with respect to such Superior Proposal, the Company has, and has directed its Representatives to, during the Notice Period, negotiate with Parent in good faith (to the extent Parent requests to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Company Acquisition Proposal ceases to constitute a Superior Proposal and (IV) following any negotiation described in clause (III) above, the Company Board of Directors concludes in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that such Company Acquisition Proposal continues to constitute a Superior Proposal. In the event of any material revisions to the Superior Proposal after the start of the Notice Period, the Company is required to deliver a new Determination Notice to Parent and to comply with the requirements of this Section 5.2(d) with respect to such new Determination Notice, and the Notice Period will be deemed to have re-commenced on the date of such new notice, except that the references to four (4) business days will be deemed two (2) business days. Any Company Adverse Recommendation Change will not change the approval of the Company Board of Directors for purposes of causing any state takeover statute or other Law to be inapplicable to the transactions contemplated hereby.

(e)            The Company Board of Directors may make a Company Adverse Recommendation Change in response to a Company Intervening Event if the Company Board of Directors has concluded in good faith, after consultation with the Company’s outside legal counsel, that failure to make a Company Adverse Recommendation Change on account of the Company Intervening Event would reasonably be likely to be inconsistent with its fiduciary duties; provided, however, that the Company Board of Directors will not make a Company Adverse Recommendation Change in response to a Company Intervening Event unless the Company has (i) provided to Parent at least four (4) business days’ prior written notice advising Parent that the Company Board of Directors intends to take such action and specifying the Company Intervening Event in reasonable detail and (ii) during such four (4) business day period, if requested by Parent, engaged in good faith negotiations with Parent (to the extent Parent requests to negotiate) to amend this Agreement in such a manner that obviates the need or reason for the Company Adverse Recommendation Change.

(f)            The Company will promptly (but in no event later than three (3) business days after the date of this Agreement) request that each Person that has executed a confidentiality agreement in connection with a potential Company Acquisition Proposal since June 1, 2023 that remains in effect return (or destroy, to the extent permitted by the applicable confidentiality agreement) all confidential information furnished to such Person by or on behalf of the Company or any Company Subsidiary.

(g)            Nothing in this Section 5.2 or elsewhere in this Agreement will prohibit the Company or the Company Board of Directors, directly or indirectly through its Representatives, from (i) taking and disclosing to the stockholders of the Company a position with respect to a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act (or any similar communication to the Company’s stockholders), (ii) making any disclosure to the stockholders of the Company that is required by applicable Law or (iii) making any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act; provided, that any such action that would otherwise constitute a Company Adverse Recommendation Change shall be made only in accordance with Section 5.2 (it being understood and agreed that any such communication that expressly reaffirms the Company Board Recommendation shall be deemed not to be a Company Adverse Recommendation Change).

Section 5.3     Proxy Statement. The Company will, as soon as practicable following the date of this Agreement and in any event within thirty (30) calendar days after the date of this Agreement, prepare and file with the SEC the Proxy Statement in preliminary form, and the Company will use its reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. Each of Parent and the Company shall reasonably assist and cooperate with the other in connection with any of the actions contemplated by this Section 5.3, including the preparation, filing and distribution of the Proxy Statement and the resolution of any comments in respect thereof received from the SEC. The Company will notify Parent promptly (and in any case no later than twenty four (24) hours) of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and will supply Parent with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement. If at any time prior to receipt of the Company Requisite Vote there will occur any event that should be set forth in an amendment or supplement to the Proxy Statement, including correcting any information that has become false or misleading in any material respect, the Company will promptly prepare and mail to its stockholders such an amendment or supplement. Parent and its counsel will be given a reasonable opportunity to review the Proxy Statement before it is filed with the SEC and the Company will give due consideration to all reasonable additions, deletions, or changes thereto suggested by Parent and its counsel. The Company will (i) establish a record date, (ii) commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith and (iii) thereafter commence mailing the Proxy Statement to the Company’s stockholders as promptly as practicable after filing with the SEC, and, in any event, either (a) the third business day after the date that is ten (10) calendar days after filing the Proxy Statement in preliminary form if, prior to such date, the SEC does not provide comments or indicates that it does not plan to provide comments or (b) within three (3) business days of being informed by the SEC staff that it has no further comments on the document. Subject to the terms and conditions of this Agreement, the Proxy Statement will include the Company Board Recommendation.

Section 5.4     Stockholders Meeting. The Company will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking the Company Requisite Vote and take all lawful action to solicit approval of this Agreement. The Company will schedule the Stockholders Meeting to be held within thirty-five (35) days of the initial mailing of the Proxy Statement and, if there are not sufficient affirmative votes represented in person or by proxy at such meeting to adopt this Agreement, will adjourn the Stockholders Meeting and reconvene the Stockholders Meeting at the earliest practicable date on which the Company Board of Directors reasonably expects to have sufficient affirmative votes to adopt this Agreement; provided, that, without Parent’s prior written consent (such consent not to be unreasonably delayed, conditioned or withheld), the Company will not adjourn the Stockholders Meeting more than fifteen (15) calendar days past the originally scheduled date.

Section 5.5     Merger Sub. Parent will take all actions necessary to cause Merger Sub to perform its obligations in accordance with this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 5.6     Rule 16b-3 Matters. Prior to the Effective Time, the Company will take all such steps as may be reasonably necessary or advisable (to the extent permitted under Law and no-action letters issued by the SEC) to cause any dispositions of Common Shares (including derivative securities with respect to Common Shares) resulting from the transactions contemplated hereby by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by Law.

Section 5.7     Director Resignations. Prior to the Effective Time, the Company will use its reasonable best efforts to cause each director of the Company and each RemainCo Subsidiary to execute and deliver a letter effectuating such director’s resignation, effective as of the Effective Time, as a director of the Company or such RemainCo Subsidiary, as applicable.

Section 5.8     Company Financing Facilities. The Company will terminate the Loan and Security Agreement at the Closing, and will (a) deliver to the collateral agent under the Loan and Security Agreement at least fifteen (15) days (or such shorter period as may be agreed to by the collateral agent under the Loan and Security Agreement) prior to the Closing a written notice of prepayment of all then outstanding Term Loans (as defined in the Loan and Security Agreement) and (b) deliver to Parent at least four (4) business days prior to the Closing Date a customary draft payoff letter (a fully-executed copy of which shall be delivered no later than the business day prior to the Closing Date) from the collateral agent under the Loan and Security Agreement, including, subject to the payment of any applicable payoff amount, the release of all Liens granted in connection with the Loan and Security Agreement. Parent shall irrevocably pay off, or cause to be paid off, at the Closing the applicable payoff amount set forth in such payoff letter on behalf of the Company and use its commercially reasonable efforts to provide all customary cooperation as may be reasonably requested by the Company to assist the Company in connection with its obligation under this Section 5.8.

Section 5.9     Spin-Off Agreements. Upon the terms and subject to the conditions of the Spin-Off Agreements and subject to compliance with applicable Law and to the satisfaction of the conditions set forth in Section 7.1(a) and 7.1(c), immediately prior to the Closing, the Company will consummate the Spin-Off and the other transactions contemplated by the Spin-Off Agreements, in each case in accordance with the terms of the Spin-Off Agreements. Without limiting the foregoing, the Company will cause each condition set forth in Section 7.1 of the Separation and Distribution Agreement and the conditions in Section 7.1(d) and Section 7.1(e) of this Agreement to be satisfied as promptly as practicable following the date hereof, including by preparing and filing, or confidentially submitting, a registration statement on Form 10 (or Form S-1 if the Company so determines after consultation with Parent) (together with any amendments, supplements, prospectuses or information statements in connection therewith, the “Spin-Off Registration Statement”) to register the common stock of SpinCo to be issued or retained in the Spin-Off as soon as reasonably practicable and in any event within thirty (30) calendar days after the date of this Agreement. The Company will timely provide drafts of the Spin-Off Registration Statement (and any amendments or supplement thereto) to Parent for review and comment (which comments will be considered by the Company in good faith). Following such initial filing or confidential submission of the Spin-Off Registration Statement, the Company will respond to all comments from the staff of the SEC and file all necessary amendments to the Spin-Off Registration Statement as promptly as possible following receipt of such comments. The Company will seek effectiveness of the Spin-Off Registration Statement as promptly as possible following resolution of the SEC Staff’s comments, and thereafter will use reasonable best efforts to maintain the effectiveness of the Spin-Off Registration Statement. Each of the Company and Parent will cooperate reasonably with each other, and will cause their respective Affiliates to so cooperate, to effectuate the Spin-Off. Neither the Company nor any Company Subsidiary will amend, modify or supplement, or agree to amend, modify or supplement, any Spin-Off Agreement without the prior written consent of Parent.

Section 5.10     Parent Vote. Parent shall vote or cause to be voted any Common Shares beneficially owned by it or any of its Subsidiaries or with respect to which it or any of its Subsidiaries has the power (by agreement, proxy or otherwise) to cause to be voted in favor of the adoption of this Agreement at the Stockholders Meeting or any other meeting of stockholders of the Company at which this Agreement shall be submitted for adoption, and at all postponements or adjournments thereof.

Section 5.11     CVR Capitalization Schedule. The Company shall deliver (or cause to be delivered) to Parent, for purposes of Parent’s delivery to the Rights Agent, the “Capitalization Schedule” contemplated by Section 2.3(b) of the CVR Agreement, by such time prior to the Effective Time as the Rights Agent may reasonably request.

Article VI
ADDITIONAL AGREEMENTS

Section 6.1     NASDAQ; Post-Closing SEC Reports. Prior to the Effective Time, the Company will cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Laws and rules and policies of NASDAQ to delist the Common Shares from NASDAQ and terminate the registration of the Common Shares under the Exchange Act promptly after the Effective Time. Parent will use reasonable best efforts to cause the Surviving Corporation to file with the SEC (a) a Form 25 on the Closing Date and (b) a Form 15 on the first business day that is at least ten (10) days after the date the Form 25 is filed (such period between the Form 25 filing date and the Form 15 filing date, the “Delisting Period”). If the Surviving Company is reasonably likely to be required to file any reports in accordance with the Exchange Act during the Delisting Period, the Company will deliver to Parent at least five (5) business days prior to the Closing a substantially final draft of any such reports (“Post-Closing SEC Reports”). The Post-Closing SEC Reports provided by the Company in accordance with this Section 6.1 will (i) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) comply in all material respects with the provisions of applicable Laws.

Section 6.2     Access to Information. Subject to applicable Law, including Antitrust Law, during the period from the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, Parent will be entitled, through its employees and Representatives, to have access to the assets, properties, business, operations, data, documents, books and records, personnel and Representatives of the Company and each Company Subsidiary as is reasonably necessary for purposes of strategic and integration planning with respect to the transactions contemplated hereby. Any such investigation and examination will be conducted during normal business hours upon reasonable advance notice, at Parent’s expense and under the supervision of appropriate personnel of the Company and in such a manner as not to unreasonably interfere with the normal operation of the business of the Company and its Subsidiaries, and will be subject to the Company’s reasonable security measures and insurance requirements, except as may otherwise be required or restricted by Law, so as to limit disruption to or impairment of the Company’s business, and the Company will cooperate fully therein. No investigation by Parent will diminish or obviate any of the representations, warranties, covenants or agreements of the Company contained in this Agreement. Nothing herein will require the Company to disclose any information to Parent if such disclosure would, in its reasonable discretion and after notice to Parent (i) jeopardize any attorney-client or other legal privilege (so long as the Company has reasonably cooperated with Parent to disclose such information on a basis that does not waive such privilege with respect thereto), (ii) contravene any applicable Law (so long as the Company has used reasonable best efforts to provide such information in a way that does not contravene applicable Law), fiduciary duty or binding agreement entered into prior to the date of this Agreement (including any confidentiality agreement to which the Company or its Affiliates is a party) or (iii) result in the disclosure of any Trade Secrets of third parties; provided, that information will be disclosed subject to execution of a joint defense agreement in customary form, and disclosure may be limited to external counsel for Parent, to the extent the Company determines doing so may be reasonably required for the purpose of complying with applicable Antitrust Laws. With respect to the information disclosed pursuant to this Section 6.2, Parent will comply with, and will instruct Parent’s Representatives to comply with, all of its obligations under the Confidentiality Agreement.

Section 6.3     Public Disclosure. Each of Parent (or one of its Affiliates) and the Company will issue an initial press release concerning the Merger (each of which will be approved by the other party) and, thereafter, so long as this Agreement is in effect, neither Parent, Merger Sub nor the Company will disseminate any press release or other public announcement concerning the Merger or this Agreement or the other transactions contemplated by this Agreement (other than any communications to employees that would not otherwise be required to be publicly filed as solicitation material with the SEC), except as may be required by Law or by any listing agreement with a national stock exchange, without the prior written consent of each of the other parties hereto, which consent will not be unreasonably withheld, conditioned or delayed. Without the prior written consent of the other parties hereto, each party hereto may disseminate information substantially similar to information included in a press release or other document previously approved for public distribution by the other parties hereto or such information that is not inconsistent with previous press releases or other public announcements made by Parent in compliance with this Section 6.3. Each party hereto will promptly make available to the other parties hereto copies of any written communications made without prior consultation with the other parties hereto pursuant to the immediately preceding sentence. The restrictions of this Section 6.3 will not apply to communications by Parent, Merger Sub or the Company regarding a Company Acquisition Proposal or a Company Adverse Recommendation Change or following a Company Adverse Recommendation Change.

Section 6.4     Regulatory Filings; Reasonable Efforts.

(a)            Each of Parent, Merger Sub and the Company will:

(i)            as promptly as practicable and in any event within fifteen (15) business days after the date of this Agreement, unless otherwise agreed by the parties hereto, file Notification and Report Forms with the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice if required by the HSR Act and, unless otherwise agreed by the parties, commence the regulatory process by filing initial pre-notification submissions or briefing papers as required or advisable by or under the Antitrust Laws of any other applicable jurisdiction. Each of Parent and the Company will cause all documents that it is responsible to file with any Governmental Authority in accordance with this Section 6.4 to comply in all material respects with all Laws and rules and regulations of any Governmental Authority;

(ii)           promptly supply the other with any information which may be reasonably required in order to effectuate any filings and responses to information requests in accordance with this Section 6.4;

(iii)          as promptly as practicable, cooperate in good faith and use their respective reasonable best efforts to take any and all actions necessary to obtain any approvals or clearances required under or in connection with the HSR Act and any other applicable Antitrust Laws, and to enable all waiting periods under the HSR Act and any other applicable Antitrust Laws to terminate or expire (the “Regulatory Approvals”), including: (A) promptly furnishing to the other such information and assistance as may reasonably be requested in order to prepare any notification, application, filing or request in connection with a Regulatory Approval, (B) consulting with, and considering in good faith, any suggestions or comments made by the other parties with respect to the documentation relating to the Regulatory Approvals process, (C) providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required or advisable and (D) cooperating in the preparation and submission of all applications, notices, filings, and submissions to Governmental Authorities;

(iv)          promptly inform the other parties of any material communication received by that party in respect of obtaining or concluding the Regulatory Approvals;

(v)           use reasonable best efforts to respond promptly to any request or notice from any Governmental Authority requiring the parties, or any one of them, to supply additional information that is relevant to the review of the transactions contemplated by this Agreement in respect of obtaining or concluding the Regulatory Approvals, including any Request for Additional Information and Documentary Material from the U.S. Federal Trade Commission or the Antitrust Division of the U.S. Department of Justice; provided, further, that each Party shall each use reasonable best efforts to respond to a request for additional information under the HSR Act as promptly as possible and in any event within four (4) months after receipt of a request for additional information under the HSR Act (“HSR Second Request”); provided, further, that, if either the Company or Parent has responded in all material respects with the HSR Second Request at or following the end of such four (4) month period, and at such time the other party has not replied to such HSR Second Request (such party, the “Continuing Party”), such Continuing Party shall continue to use reasonable best efforts to reply to such HSR Second Request;

(vi)          permit the other parties to review in advance any proposed applications, notices, filings and submissions to Governmental Authorities (including responses to requests for information and inquiries from any Governmental Authority) in respect of obtaining or concluding the Regulatory Approvals;

(vii)         promptly provide the other parties with any filed copies of applications, notices, filings and submissions, (including responses to requests for information and inquiries from any Governmental Authority) that were submitted to a Governmental Authority in respect of obtaining or concluding the Regulatory Approvals;

(viii)        whenever possible, not participate in any substantive meeting or discussion (whether in person, by telephone or otherwise) with Governmental Authorities in respect of obtaining or concluding the Regulatory Approvals unless it consults with the other parties in advance and gives the other parties or their legal counsel the opportunity to attend and participate thereat, unless a Governmental Authority requests otherwise; and

(ix)           keep the other parties promptly informed of the status of discussions relating to obtaining or concluding the Regulatory Approvals.

(b)            Notwithstanding anything in this Agreement to the contrary, Parent shall have the right, following good faith consultation and consideration of the views of the Company, to direct the strategy and timing for obtaining any necessary approval under applicable Antitrust Laws and, in connection therewith, the timing, form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any Party hereto in connection with any Action under or relating to any Antitrust Laws.

(c)            Notwithstanding any other requirement in this Section 6.4, where a party (a “Disclosing Party”) is required under this Section 6.4 to provide information to another party (a “Receiving Party”) that the Disclosing Party deems to be competitively sensitive information or otherwise reasonably determines in respect thereof that disclosure should be restricted, the Disclosing Party may restrict the provision of such competitively sensitive and other restricted information only to antitrust counsel of the Receiving Party, provided that the Disclosing Party also provides to the Receiving Party upon request of the Receiving Party a redacted version of such information which does not contain any such competitively sensitive or other restricted information.

(d)            Notwithstanding anything in this Agreement to the contrary, reasonable best efforts will not obligate Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company to: (i) undertake or enter into agreements with any Governmental Authority or agree to the entry of an Order by any Governmental Authority, (ii) commit to sell or dispose of, or hold separate or agree to sell or otherwise dispose of, assets, categories of assets or businesses of the Company, the Surviving Corporation or any Subsidiary of the Company, (iii) commit to terminate, amend or replace any existing material relationships and contractual rights and obligations of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company, (iv) terminate any venture or other arrangement of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company, or (v) effectuate any other change or restructuring of Parent, the Company, the Surviving Corporation or any other Subsidiary of Parent or the Company, except, in each case, unless such actions collectively would not have a Company Material Adverse Effect on the business, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries (after giving effect to the transactions contemplated by the Separation and Distribution Agreement), taken as a whole; provided, that the Company shall not be required to agree to any such efforts or actions if they are either (A) with respect to SpinCo or any of its Subsidiaries (after giving effect to the transactions contemplated by the Separation and Distribution Agreement) or any SpinCo Assets or (B) not conditioned on the consummation of the Merger. For the avoidance of doubt, it is expressly understood and agreed that nothing in this Section 6.4(d) or any other provision of this Agreement shall be construed to require any action to be taken with respect to Parent, its Affiliates or their respective assets, businesses, relationships, contractual rights, obligations or arrangements.

(e)            Each party will bear its own costs of preparing its own pre-merger notifications and similar filings and notices in other jurisdictions and related expenses incurred to obtain all Regulatory Approvals, including under the HSR Act. Parent will be responsible for payment of the applicable fees associated with such Regulatory Approvals.

(f)            Parent agrees that, between the date of this Agreement and the satisfaction of the condition set forth in Section 7.1(a), neither Parent nor any of its Subsidiaries shall consummate, enter into any Contract providing for, or announce, any investment, acquisition, divestiture or business combination that would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated by this Agreement by the Outside Date or materially increase the risk of not obtaining any consent, approval, registration, waiver, permit, authorization, order expiration or termination of waiting periods or other confirmations from any Governmental Authority that is a condition to the Closing pursuant to Section 7.1(a).

Section 6.5     Notification of Certain Matters; Litigation. Unless prohibited by applicable Law, each party hereto will deliver prompt notice to the other parties hereto of any Event that would reasonably be expected to give rise to a failure of a condition set forth in Section 7.1, Section 7.2 and Section 7.3; provided, however, that (x) that the failure to make any such notification (in and of itself) shall not be taken into account in determining whether the conditions set forth in Section 7.1, Section 7.2 and Section 7.3 have been satisfied or give rise to any right of termination to any party hereto under Article VIII and (y) no such notification will affect the representations, warranties, covenants or agreements of such party, the conditions to the obligations of the other parties under this Agreement or the remedies available to a party receiving such notification. Without limiting the foregoing, (i) the Company will promptly notify Parent of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated hereby, and (ii) each party will promptly notify the other parties hereto of any notice or other communication from any Governmental Authority in connection with the transactions contemplated hereby. The Company will promptly notify Parent of any Proceedings instituted or threatened against the Company or any of its directors, officers or Affiliates, by any holders of Common Shares of the Company, before any court or Governmental Authority, relating to this Agreement or the transactions contemplated hereby, or seeking damages or discovery in connection with such transactions (“Transaction Litigation”). The Company will consult with Parent with respect to the defense or settlement of any Transaction Litigation, will consider Parent’s views with respect to such Transaction Litigation, and will not settle or materially stipulate with respect to any such Transaction Litigation without Parent’s written consent (not to be unreasonably withheld, conditioned or delayed).

Section 6.6     Indemnification.

(a)            Parent shall, and shall cause the Surviving Corporation and each of its Subsidiaries (Parent, the Surviving Corporation and each of its Subsidiaries, together with their respective successors and assigns, the “Indemnifying Parties”) to, cause (i) any rights to indemnification, advancement of expenses or exculpation now existing in favor of the directors or officers of the Company and the directors or officers of each Company Subsidiary (the “Indemnified Parties” and, each, an “Indemnified Party”) as provided in their respective organizational documents or indemnification agreements, in effect as of the date of this Agreement, with respect to any matter occurring at or prior to the Effective Time (including the transactions contemplated hereby) and (ii) any indemnification or other similar agreements of the Company or any Company Subsidiary in effect as of the date of this Agreement and set forth on Section 6.6(a) of the Company Disclosure Letter, in each case, to survive the Merger and continue in full force and effect for a period of six (6) years after the Effective Time. During such period, Parent will not, nor will it permit the Surviving Corporation or any of its Subsidiaries to, amend, repeal or otherwise modify such provisions for indemnification, advancement of expenses or exculpation in any manner that would materially and adversely affect the rights thereunder of any individual who at any time on or prior to the Effective Time was a director or officer of the Company or director or officer of any Company Subsidiary with respect to any matter occurring at or prior to the Effective Time (including the transactions contemplated hereby), unless such modification is required by Law; provided, however, that if any claim is asserted or made either prior to the Effective Time or within such six (6)-year period, all rights to indemnification, advancement of expenses or exculpation with respect to any such claim or claims will continue until a final non-appealable disposition, including a settlement, of any and all such claims.

(b)            Without limiting the foregoing, from the Effective Time until the sixth (6th) anniversary of the date on which the Effective Time occurs, (i) Parent will, and will cause the Surviving Corporation and each of its Subsidiaries to, to the fullest extent permitted under applicable Law, indemnify and hold harmless each Indemnified Party in his or her capacity as an officer or director of the Company or a Company Subsidiary against any and all losses, claims, damages, liabilities, fees, expenses, judgments or fines incurred by such Indemnified Party as an officer or director of the Company or a Company Subsidiary in connection with any pending or threatened Proceeding based on or arising out of, in whole or in part, the fact that such Indemnified Party is or was a director or officer of the Company or a Company Subsidiary at or prior to the Effective Time and pertaining to any and all matters pending, existing or occurring at or prior to the Effective Time, whether asserted or claimed at any point prior to, at or after the Effective Time, including any such matter arising under any claim with respect to the transactions contemplated hereby, (ii) the Indemnifying Parties will, to the fullest extent permitted under applicable Laws, advance reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) incurred by any Indemnified Party in connection with matters for which such Indemnified Parties are eligible to be indemnified pursuant to this Section 6.6(b) within fifteen (15) days after receipt by the Surviving Corporation of a written request for such advance, subject to the execution by such Indemnified Parties of appropriate undertakings in favor of the Indemnifying Parties to repay such advanced costs and expenses if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified and (iii) each Indemnified Party will be entitled to retain his or her own counsel if there is a conflict of interest (whether actual, potential or reasonably perceivable) between the Indemnified Party and the Indemnifying Party whether or not the Surviving Corporation elects to control the defense of any such Proceeding. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation nor any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Proceeding for which indemnification may be sought by an Indemnified Party pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Parties from any and all liability arising out of such Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Party complies or complied with any applicable standard will be made by independent legal counsel selected by the Surviving Corporation (which counsel will be reasonably acceptable to such Indemnified Party), the fees and expenses of which will be paid by the Surviving Corporation. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be deemed to modify, amend or abrogate in any respect any rights that the Company or the Surviving Corporation may have under the Separation and Distribution Agreement.

(c)            In the event that an Indemnifying Party (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, such Indemnifying Party will cause proper provision to be made so that the successors and assigns of such Indemnifying Party assume the obligations, including with respect to indemnification, advancement of expenses and exculpation, set forth in this Section 6.6, unless such result occurs by operation of Law.

(d)            The obligations of the Indemnifying Parties pursuant to this Section 6.6 will be joint and several.

(e)            The provisions of this Section 6.6 will survive the consummation of the Merger and (i) are intended to be for the benefit of, and will be enforceable by, each Indemnified Party, and his or her heirs, successors, assigns and Representatives, and (ii) are in addition to, and not in substitution for, any other rights to indemnification, advancement of expenses, exculpation or contribution that any such Person may have by Contract or otherwise. Notwithstanding any other rights an Indemnified Party may have, the obligations of the Indemnifying Parties specified herein are to be the primary source of indemnification, advancement of expenses, exculpation and contribution for such Indemnified Party. Unless required by applicable Law, this Section 6.6 may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Parties or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Party.

Section 6.7     Employee Communications. Prior to making any material written or broad-based oral communications to any current or former officer, director, employee or individual independent contractor of the Company or its Subsidiary pertaining to the treatment of the Company Options as contemplated by Section 2.4, the Company shall provide Parent with a copy of the intended communication, Parent shall have a reasonable period of time to review and comment on the communication, and the Company shall consider any such comments in good faith.

Section 6.8     Takeover Laws. If any “fair price”, “business combination” or “control share acquisition” statute or other similar statute or regulation is or may become applicable to any of the transactions contemplated hereby, the parties hereto will use their respective commercially reasonable efforts to (a) take such actions as are reasonably necessary so that the transactions contemplated hereunder may be consummated as promptly as practicable on the terms contemplated hereby and (b) otherwise take all such actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on such transactions.

Section 6.9     Further Assurances. Other than with respect to antitrust matters which will be governed by Section 6.4, on the terms and subject to the conditions set forth in this Agreement, each of Parent, Merger Sub and the Company will use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated hereby, in accordance with the terms of this Agreement. The Company will use its commercially reasonable efforts to obtain any consent, approval or waiver, or give any notice, with respect to (i) Company Material Contracts listed on Section 6.9 of the Company Disclosure Letter and (ii) any other Company Contracts where such consent, approval, or waiver of notice, as applicable, is reasonably requested by Parent; provided, however, that none of Parent, Merger Sub or the Company shall be obligated to pay any consideration (or otherwise incur any liability or obligation) therefor to any third party from whom any such consent, approval or waiver of notice is requested. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of the Surviving Corporation and Parent will use all reasonable efforts to take, or cause to be taken, all such necessary actions. Parent will cause Merger Sub to fulfill all Merger Sub’s obligations in accordance with this Agreement, and the Company shall not pay any consideration, other than a de minimis amount, to obtain any such consent, approval or waiver, without Parent’s prior written approval (not to be unreasonably withheld, conditioned or delayed).

Section 6.10     CVR Agreement. As promptly as practicable after the date of this Agreement and, in any event, at or prior to the Effective Time, Parent shall duly adopt, execute and deliver, and will ensure that a duly qualified Rights Agent executes and delivers, the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent and agreed to by the Company (such agreement not to be unreasonably withheld, conditioned or delayed) (provided, that such revisions are not, individually or in the aggregate, detrimental or adverse to any holder of a CVR in any material respect). Parent and the Company shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any applicable state securities or “blue sky” Laws.

Section 6.11     Promissory Note. Immediately prior to the Distribution Effective Time, (i) Parent or a Subsidiary of Parent will deposit or cause to be deposited, the amount of the SpinCo Funding into the Escrow Account and the Company will concurrently issue to Parent a promissory note in substantially the form attached hereto as Annex IV evidencing the SpinCo Funding indebtedness and (ii) the Company shall contribute the right to receive the SpinCo Funding from the Escrow Account to SpinCo as a capital contribution.

Section 6.12     Warrant Amendments. Within one (1) business day of the date of this Agreement, the Company shall deliver to Parent executed copies of the amendments to the Private Placement Warrants, 2020 Oxford Warrants and 2022 Oxford Warrants in the forms set forth on Section 6.12 of the Company Disclosure Letter (together, the “Existing Warrant Amendments”). The Company shall not amend the terms of any such Existing Warrant Amendment without Parent’s prior written consent.

Article VII
CONDITIONS PRECEDENT TO THE OBLIGATION OF PARTIES TO CONSUMMATE THE MERGER

Section 7.1     Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party hereto to effect the Merger will be subject to the satisfaction or written waiver at or prior to Effective Time of the following conditions:

(a)            Antitrust Clearance. Any approvals or clearances required for the consummation of the Merger in accordance with the HSR Act and the other Antitrust Laws set forth on Section 7.1(a) of the Company Disclosure Letter, and any agreements not to close the transaction with any Governmental Authority entered into in accordance with this Agreement, will have expired, been terminated or obtained, as applicable.

(b)            Company Requisite Vote. This Agreement and the Separation and Distribution Agreement will have been duly adopted by stockholders of the Company constituting the Company Requisite Vote in accordance with applicable Law and the Organizational Documents of the Company at the Stockholders Meeting.

(c)            Laws; Court Orders. No Law will have been enacted, issued, enforced or promulgated and remain in effect by any Governmental Authority which prohibits the consummation of the Merger, and there will be no Order of a court of competent jurisdiction in effect prohibiting or making illegal the consummation of the Merger.

(d)            Spin-Off Registration Statement. The Spin-Off Registration Statement will have become effective under the Exchange Act and will not be the subject of any stop Order or Proceedings seeking a stop Order and no Proceedings for that purpose will have been initiated or overtly threatened by the SEC and not concluded or withdrawn.

(e)            The Spin-Off. The Spin-Off will have been completed in accordance with the terms of Spin-Off Agreements and the step plan attached as Schedule F to the Separation and Distribution Agreement (as such step plan may be amended, supplemented or otherwise modified in accordance with the terms of the Separation and Distribution Agreement).

Section 7.2     Additional Conditions to the Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger will be subject to the satisfaction or written waiver at or prior to the Effective Time of the following conditions:

(a)            Representations, Warranties and Covenants. Each of (i) the representations and warranties of the Company contained in this Agreement, other than those set forth in Section 3.1, Section 3.2(a), the first sentence of Section 3.2(b), the first sentence of Section 3.2(c), Section 3.3 and Section 3.26, are true and correct, without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Company Material Adverse Effect”, as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not have, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Section 3.1, the first sentence of Section 3.2(b), the first sentence of Section 3.2(c), Section 3.3 and Section 3.26 are true and correct in all material respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date); and (iii) the representations and warranties of the Company contained in Section 3.2(a) are true and correct in all respects, as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date), subject only to de minimis deviations.

(b)            Performance of Obligations of the Company. The Company will have performed and complied with, in all material respects, its agreements, obligations and covenants required to be performed by it under this Agreement and the Separation and Distribution Agreement at or prior to the Effective Time.

(c)            No Company Material Adverse Effect. Since the date of this Agreement, there will not have occurred any Company Material Adverse Effect that is continuing.

(d)            Closing Certificate. The Company will have furnished Parent with a certificate dated as of the Closing Date signed on its behalf by its Chief Executive Officer or Chief Financial Officer to the effect that the conditions set forth in Sections 7.2(a), (b) and (c) have been satisfied.

Section 7.3     Additional Conditions to the Obligations of the Company.

(a)            Representations, Warranties and Covenants. Each of (i) the representations and warranties of Parent and Merger Sub contained in Section 4.1 and Section 4.2 are true and correct in all material respects as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date); and (ii) each of the other representations and warranties of Parent and Merger Sub contained in Article IV of this Agreement are true and correct, without giving effect to the words “materially” or “material” or to any qualification based on the defined term “Parent Material Adverse Effect,” as of the date of this Agreement and as of the Effective Time as if made as of such date (except for those representations and warranties which address matters only as of an earlier date which will have been true and correct as of such earlier date), except where the failure to be so true and correct has not had, or would not reasonably be expected to have, a Parent Material Adverse Effect.

(b)            Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub will have performed and complied with, in all material respects, the agreements, obligations and covenants required to be performed by it under this Agreement at or prior to the Effective Time.

(c)            Closing Certificate. Parent will have furnished the Company with a certificate dated as of the Closing Date signed on its behalf by a duly appointed officer of Parent to the effect that the conditions set forth in Sections 7.3(a) and (b) have been satisfied.

Section 7.4     Frustration of Closing Conditions. No party hereto may rely on the failure of any condition set forth in Article VII to be satisfied if such failure was caused by such party’s failure to act in good faith or use its reasonable best efforts to consummate the transactions contemplated hereby, as required by and subject to Section 6.4.

Article VIII
TERMINATION, AMENDMENT AND WAIVER

Section 8.1     Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time, whether before or after the Company Requisite Vote is obtained:

(a)            by mutual written consent of Parent and the Company;

(b)            by either Parent or the Company:

(i)            if a court of competent jurisdiction or other Governmental Authority will have issued an Order, and such Order will have become final and non-appealable, or there will exist any Law, in each case, permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger (collectively, the “Restraints”); provided, however, that the right to terminate this Agreement in accordance with this Section 8.1(b)(i) will not be available to any party hereto whose action or failure to fulfill any obligation under this Agreement has proximately caused, or resulted in, such Restraint or the failure to remove such Restraint;

(ii)            if the Closing shall not have occurred on or prior to 5:00 p.m. (New York time) on September 22, 2024 (the “Outside Date”); provided, however, that (x) if, as of such date, the conditions set forth in Section 7.1(a) and (solely to the extent that such Law or Order arises under the HSR Act or any other Antitrust Law) Section 7.1(c) have not been satisfied, then the Outside Date will be automatically extended for ninety (90) days (and such date will then be the “First Extended Outside Date”) and, in the event that on the First Extended Outside Date, the conditions set forth in Section 7.1(a) and (solely to the extent that such Law or Order arises under the HSR Act or any other Antitrust Law) Section 7.1(c) have not been satisfied, then the Outside Date will be automatically extended for a second period of ninety (90) days (and such date will then be the “Second Extended Outside Date”) and (y) such date may also be extended by mutual consent in a written instrument duly executed by each of the Company and Parent; provided, further, that the right to terminate this Agreement in accordance with this Section 8.1(b)(ii) will not be available to any party hereto whose action or failure to fulfill any obligation under this Agreement has proximately caused, or resulted in, the failure of the Effective Time to occur by such date; or

(iii)            if the Company Requisite Vote is not obtained at the Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(iii) will not be available to any party whose material breach of this Agreement has proximately caused, or resulted in, the failure to obtain the Company Requisite Vote.

(c)            by Parent or Merger Sub:

(i)            if there has been a breach by the Company of, or inaccuracy in, any representation, warranty, covenant or agreement of the Company set forth in this Agreement such that a condition set forth in Section 7.2(c) or Section 7.2(d) would not be satisfied (and any such breach has not been cured within twenty (20) days following notice by Parent thereof or such breach is not reasonably capable of being cured); provided, that Parent and Merger Sub will not be entitled to terminate this Agreement pursuant to this Section 8.1(c) if Parent or Merger Sub is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of a condition set forth in Section 7.1 or Section 7.3; or

(ii)            if at any time prior to the Stockholders Meeting, (A) the Company Board of Directors has effected a Company Adverse Recommendation Change or (B) the Company has materially breached its obligations under Section 5.2.

(d)            By the Company:

(i)            if, prior to the Effective Time, there has been a breach by Parent or Merger Sub of, or any inaccuracy in, any representation, warranty, covenant or other agreement of Parent or Merger Sub set forth in this Agreement such that a condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach or inaccuracy has not been cured within twenty (20) days following notice by the Company thereof or such breach or inaccuracy is not reasonably capable of being cured); provided, that the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(d) if the Company is then in breach of any representation, warranty, covenant or agreement, which breach would result in a failure of a condition set forth in Section 7.1 or Section 7.2; or

(ii)            at any time prior to the receipt of the Company Requisite Vote, in order to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal; provided, however, that the Company (i) has not materially breached any of its obligations under Section 5.2 and (ii) has paid (or caused the payment of) the Termination Fee.

Section 8.2     Effect of Termination.

(a)            Any termination of this Agreement in accordance with Section 8.1 will be effective immediately upon the delivery of a written notice of the terminating party to the other party hereto and, if then due, payment of the Termination Fee. If this Agreement is terminated in accordance with Section 8.1, this Agreement will become null and void and be of no further force or effect and there will be no liability on the part of Parent, Merger Sub or the Company (or any of their respective directors, officers, employees, stockholders, agents or Representatives), except as set forth in the last sentence of Section 6.2, Article VIII and Article IX, each of which will remain in full force and effect and survive any termination of this Agreement; provided, however, that nothing herein will relieve any party from liability for fraud or intentional or willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b)            If Parent terminates this Agreement in accordance with Section 8.1(c)(ii)(A), the Company will promptly pay Parent a termination fee (the “Termination Fee”) of $54,500,000 in cash, but in no event later than two (2) business days after the date of receipt of Parent’s termination notice. If the Company terminates this Agreement in accordance with Section 8.1(d)(ii), it will, in connection with and as a condition to such termination, pay (or cause to be paid to) Parent the Termination Fee. If (i) Parent or the Company, as applicable, terminates this Agreement in accordance with Section 8.1(b)(ii) (only if (A) the conditions set forth in Section 7.1(a) and (as it relates to the HSR Act or any other Antitrust Law) Section 7.1(c) have been satisfied prior to such termination or (B) the Company’s action or failure to fulfill any obligation under this Agreement has proximately caused, or resulted in, such conditions not to be satisfied), Section 8.1(b)(iii) or Section 8.1(c)(i) as a result of a breach or inaccuracy described in such Section that (except with respect to a breach of Section 5.2) first occurred following the making of a Company Acquisition Proposal of the type referenced in the following clause (ii), (ii) prior to such termination, a Company Acquisition Proposal has been made or publicly announced and not subsequently publicly withdrawn, and (iii) within twelve (12) months after the date on which this Agreement is terminated the Company enters into a definitive agreement with respect to a Company Acquisition Proposal or a Company Acquisition Proposal is consummated (provided that, for purposes of this clause (iii), the references to “20%” in the definition of “Company Acquisition Proposal” shall be deemed to be references to “50%”), then the Company will pay Parent the Termination Fee upon signing a definitive agreement for a transaction relating to a Company Acquisition Proposal (or, if earlier, the consummation of a transaction contemplated by a Company Acquisition Proposal). All amounts due hereunder will be payable by wire transfer in immediately available funds to such account as Parent may designate in writing to the Company. If the Company fails to promptly make any payment required in accordance with this Section 8.2(b), the Company will indemnify Parent for its fees and expenses (including attorneys’ fees and expenses) incurred in connection with pursuing such payment and will pay interest on the amount of the payment at the prime rate of Bank of America (or its successors or assigns) in effect on the date the payment was payable in accordance with this Section 8.2(b).

(c)            If Parent or the Company terminates this Agreement in accordance with:

(i)            Section 8.1(b)(i) and the applicable Order that gives rise to such termination right is in respect of, pursuant to, or arises under, any Antitrust Law; or

(ii)            Section 8.1(b)(ii), and at the time of such termination, (x) any of the conditions set forth in Section 7.1(a) and Section 7.1(c) (with respect to Section 7.1(c), solely to the extent that such Law or Order is in respect of, pursuant to, or arises under, the HSR Act or any Antitrust Law) have not been satisfied or waived, (y) all of the other conditions set forth in Article VII have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but would be satisfied at the Closing if it were then held) and (z) no Willful Breach by the Company of any of its obligations under Section 6.4 has contributed materially to the failure of the conditions set forth in Section 7.1(a) or Section 7.1(c) (with respect to Section 7.1(c), solely to the extent that such Law or Order is in respect of, pursuant to, or arises under, the HSR Act or any Antitrust Law) to be satisfied or waived, then Parent shall pay or cause to be paid to the Company the Reverse Termination Fee (x) no later than five (5) business days after such termination in the event of a termination by the Company or (y) as a condition to termination in the event of a termination by Parent, in each case by wire transfer of immediately available funds to the account or accounts designated by the Company. Parent will not be required to pay the Reverse Termination Fee pursuant to this Section 8.2(c) more than once. “Reverse Termination Fee” means $92,125,000.

(d)            All amounts due under Section 8.2(b) or Section 8.2(c) hereunder will be payable by wire transfer in immediately available funds to such account as Parent may designate in writing to the Company. If any party fails to promptly make any payment required in accordance with Section 8.2(b) or Section 8.2(c), the defaulting party will indemnify the non-defaulting party for its fees and expenses (including attorneys’ fees and expenses) incurred in connection with pursuing such payment and will pay interest on the amount of the payment at the prime rate of Bank of America (or its successors or assigns) in effect on the date the payment was payable in accordance with Section 8.2(b) or Section 8.2(c) as applicable. Upon the payment by Parent or the Company of the Termination Fee or Reverse Termination Fee as and when required by Section 8.2(b) or Section 8.2(c) (as applicable), such party and its current, former, or future Affiliates shall have no further liability with respect to this Agreement or the transactions contemplated hereby to any of other party or any of their Affiliates. A party’s right to receive payment from of the Termination Fee or Reverse Termination Fee pursuant to Section 8.2(b) or Section 8.2(c) (as applicable) shall be such party’s sole and exclusive remedy against the party obligated to make the applicable payment (and its Affiliates) for any and all losses or damages suffered or incurred by the parties or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof), or any matter forming the basis for such termination, and, upon payment of the Termination Fee or the Reverse Termination Fee (as applicable), the party obligated to make the applicable payment (and its Affiliates) shall not have any further liability or obligation arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 8.3     Fees and Expenses. Except as set forth in Section 6.4, Section 6.6 and Section 8.2, all fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such expenses whether or not the Merger is consummated.

Section 8.4     Amendment. Subject to Law and as otherwise provided in the Agreement, this Agreement may be amended, modified and supplemented, by written agreement of the parties hereto. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 8.5     Waiver. At any time prior to the Effective Time, either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto or (b) waive compliance with any of the agreements of the other party hereto or any conditions to its own obligations, in each case, only to the extent such obligations, agreements and conditions are intended for its benefit; provided, however, that any such extension or waiver will be binding upon a party hereto only if such extension or waiver is set forth in a writing executed by such party.

Article IX
MISCELLANEOUS

Section 9.1     No Survival. None of the representations and warranties contained herein will survive the Effective Time.

Section 9.2     Notices. Any notice or other communication required or permitted hereunder will be in writing and will be deemed given when delivered in person, by overnight courier, or by email transmission (provided, that no “bounce back” or similar message of non- delivery is received with respect thereto), or two (2) business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

(a)            if to Parent or Merger Sub or, after the Effective Time, to the Surviving Corporation, to it at:

Aventis Inc.
55 Corporate Drive

Bridgewater, NJ 088007
Attention: General Counsel

with a copy (which does not constitute notice under this Agreement) to:

Weil, Gotshal & Manges LLP
767 5th Avenue
New York, New York 10153
Attention:     Michael J. Aiello; Amanda Fenster
Email:             [*****]

(b)            If to the Company, to it at:

Inhibrx, Inc.
11025 N. Torrey Pines Road
Suite 200
La Jolla, CA 92037
Attention:     Leah Pollema
Email:             [*****]

with a copy (which does not constitute notice under this Agreement) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:           Krishna Veeraraghavan

             Benjamin M. Goodchild

Email:                   [*****]

     [*****]

Any party hereto may by notice delivered in accordance with this Section 9.2 to the other parties hereto designate updated information for notices hereunder. Notice of any change to the address or any of the other details specified in or pursuant to this section will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) business days after such notice would otherwise be deemed to have been received pursuant to this section. Nothing in this section will be deemed to constitute consent to the manner or address for service of process in connection with any legal Proceeding, including litigation arising out of or in connection with this Agreement.

Section 9.3     Entire Agreement. This Agreement (including the Company Disclosure Letter, Annexes and Exhibits hereto and the documents and instruments referenced herein) contains the entire agreement among the parties hereto with respect to the Merger and related transactions, and supersedes all prior agreements, written or oral, among the parties hereto with respect thereto, other than the Confidentiality Agreement, which will survive and remain in full force and effect (other than the “standstill” provisions which will expire concurrently with the execution and delivery of this Agreement).

Section 9.4     Governing Law. This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any Laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties of any Party; (ii) the parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.

Section 9.5     Binding Effect; No Assignment; No Third-Party Beneficiaries.

(a)            This Agreement will not be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto, except that (i) Merger Sub may assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to (A) Parent, (B) Parent and one or more direct or indirect wholly owned Subsidiaries of Parent or (C) one or more direct or indirect wholly owned Subsidiaries of Parent (each, a “Merger Sub Assignee”) and (ii) Parent may assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to one or more of its Affiliates (each, a “Parent Assignee”). Any Merger Sub Assignee and any Parent Assignee may thereafter assign, in its sole discretion and without the consent of any other party hereto, any or all of its rights, interests and obligations hereunder to one or more additional Merger Sub Assignees or Parent Assignees, respectively; provided, however, that in connection with any assignment to any Merger Sub Assignee or Parent Assignee, Parent and Merger Sub (or the assignor), as applicable will remain liable for the performance by Parent and Merger Sub (and such assignor, if applicable), as applicable, of their obligations hereunder. Subject to the preceding sentence, but without relieving any party hereto of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

(b)            Other than (x) Section 6.6, which will confer third-party beneficiary rights to the parties identified therein, and (y) the rights of holders of CVRs to receive payment in accordance with the terms of this Agreement and the CVR Agreement, nothing in this Agreement, express or implied, will confer upon any Person other than Parent, Merger Sub and the Company and their respective successors and permitted assigns any right, benefit or remedy of any nature by reason of this Agreement.

Section 9.6     Counterparts and Signature. This Agreement may be executed in two (2) or more counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, delivered by electronic mail), each of which will be deemed an original but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

Section 9.7     Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

Section 9.8     Submission to Jurisdiction; Waiver. Each of the Company, Parent and Merger Sub irrevocably agrees that any legal action or Proceeding with respect to this Agreement or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each of the Company, Parent and Merger Sub hereby irrevocably submits with respect to any action or Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Company, Parent and Merger Sub hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.

Section 9.9     Rules of Construction. Except where stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement, (a) “either” and “or” are not exclusive and “include”, “includes” and “including” are not limiting, (b) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (c) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”, (d) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement, (e) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, (f) references to a Person are also to its permitted successors and assigns, (g) references to an “Article”, “Section”, “Exhibit”, “Annex” or “Schedule” refer to an Article or Section of, or an Exhibit, Annex or Schedule to, this Agreement, (h) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States, (i) references to a federal, state, local or foreign statute or Law shall mean such Law as from time to time amended, modified or supplemented, and include any rules, regulations and delegated legislation issued thereunder, (j) references to any communication by any Governmental Authority includes a communication by the staff of such Governmental Authority and (k) words denoting any gender will be deemed to include all genders and words denoting natural persons will be deemed to include business entities and vice versa. References to “ordinary course of business” refer to the ordinary course of business of the Company and any Company Subsidiary, taken as a whole and consistent with past practice, including reasonable actions or omissions taken or to be taken by the Company in good faith from time to time in response to changing economics and other conditions, circumstances or events. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto. No summary of this Agreement prepared by any party will affect the meaning or interpretation of this Agreement. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or ruling of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Whenever the final day for performance of an obligation under this Agreement, other than an obligation under Section 5.2, falls on a day other than a business day, the time period for performance thereof will automatically be extended to the next day that is a business day. The term “made available” as it relates to materials provided to Parent means copies of the subject materials which (x) were made available to Parent or any of its Affiliates or Representatives either (i) in the Data Room or (ii) in writing with respect to materials specifically referenced in the Company Disclosure Letter, in each case, no later than twenty-four (24) hours prior to the execution and delivery of this Agreement, (y) are set forth on Section 9.9 of the Company Disclosure Letter or (z) were publicly available, without redactions, on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC no later than one (1) business day prior to the execution and delivery of this Agreement.

Section 9.10     Specific Performance.

(a)            The parties hereto acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each party hereto will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to specific performance, or other non-monetary equitable relief, to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the parties hereto will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.

(b)            Notwithstanding the parties’ rights to specific performance pursuant to Section 9.10(a), each party may pursue any other remedy available to it at law or in equity, including monetary damages.

Section 9.11     No Waiver; Remedies Cumulative. No failure or delay by any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

Section 9.12     Waiver of Jury Trial. EACH OF PARENT, COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO. Each party to this Agreement certifies and acknowledges that (a) no Representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.12.

* * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INHIBRX, INC.

By:	/s/ Kelly Deck
	Name:	Kelly Deck
	Title:	Chief Financial Officer

AVENTIS INC.

By:	/s/ Jamie Haney
	Name:	Jamie Haney
	Title:	Vice President, General Counsel and Secretary

Art Acquisition Sub, Inc.

By:	/s/ Michael J. Tolpa
	Name:	Michael J. Tolpa
	Title:	President

Annex I

DEFINITIONS

“101 Business” has the meaning set forth in the Separation and Distribution Agreement.

“2020 Oxford Warrants” mean the warrants convertible or exercisable into Common Shares issued by the Company pursuant to the Loan and Security Agreement as in effect on the date hereof, and as amended by the applicable Existing Warrant Amendment, once executed.

“2022 Oxford Warrants” mean the warrants convertible or exercisable into Common Shares issued by the Company pursuant to that certain Fourth Amendment to the Loan and Security Agreement, dated as of February 18, 2022 as in effect on the date hereof, and as amended by the applicable Existing Warrant Amendment, once executed.

“Acceptable Confidentiality Agreement” has the meaning set forth in Section 5.2(b).

“Affiliate” means, with respect to any Person, any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person specified.

“Agreement” has the meaning set forth in the Preamble.

“Alternative Acquisition Agreement” has the meaning set forth in Section 5.2(c).

“Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977; the Anti-Kickback Act of 1986; the UK Bribery Act of 2010; Laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; and the anti-bribery Laws of the People’s Republic of China or any applicable Law of similar effect, and the related regulations and published interpretations thereunder.

“Antitrust Laws” means the HSR Act, the Sherman Act, the Clayton Act, the Federal Trade Commission Act, in each case, as amended, and the antitrust, competition or trade regulation Laws of any jurisdiction other than the United States, including any other federal, state, foreign or multinational Law, code, rule, regulation or decree designed or intended to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade or the significant impediment or lessening of effective competition.

“Benefit Plan” has the meaning set forth in Section 3.10(a).

“Book-Entry Share” has the meaning set forth in Section 2.1(c).

“business day” means any day on which the principal offices of the SEC in Washington, DC are open to accept filings other than a day on which banking institutions located in New York, New York or Paris, France are permitted or required by Law to remain closed.

“Capitalization Date” has the meaning set forth in Section 3.2(a).

“Certificate” has the meaning set forth in Section 2.1(c).

“Certificate of Merger” has the meaning set forth in Section 1.2.

“ClinOps Employee” has the meaning set forth in the Separation and Distribution Agreement.

“Closing” has the meaning set forth in Section 1.3.

“Closing Amount” has the meaning set forth in Section 2.1(c).

“Closing Date” has the meaning set forth in Section 1.3.

“Closing Date Underwater Option” has the meaning set forth in Section 2.4(a)(ii).

“Closing Option Payment” has the meaning set forth in Section 2.4(a)(i).

“Code” has the meaning set forth in Section 2.6.

“Common Share” means a share of common stock, par value $0.0001 per share, of the Company.

“Company” has the meaning set forth in the Preamble.

“Company Acquisition Proposal” means a proposal or offer (whether or not in writing) made or renewed by any Person (other than Parent or any of its Subsidiaries) or group relating to, or that is reasonably expected to lead to (in one transaction or a series of transactions) any: (i) merger, consolidation, share exchange, business combination, recapitalization, reorganization, dissolution, liquidation, joint venture or similar transaction involving the Company or any Company Subsidiary, pursuant to which any Person or group of related Persons would beneficially own or Control, directly or indirectly, (x) INBRX-101 or the 101 Business or (y) twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company or any Company Subsidiary or any resulting parent company of the Company or any Company Subsidiary, (ii) sale, lease, license or other disposition, directly or indirectly, of assets of the Company (including capital stock or other equity interests of any Company Subsidiary) or any Company Subsidiary representing (x) twenty percent (20%) or more of the consolidated assets, net revenues or net income of the Company and each Company Subsidiary, taken as a whole, or to which twenty percent (20%) or more of the revenues, earnings or assets of Company and each Company Subsidiary, taken as a whole and on a consolidated basis, are attributable or (y) INBRX-101 or the 101 Business, (iii) the issuance or sale or other disposition of capital stock or other equity interests representing twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company, (iv) tender offer, exchange offer or any other transaction or series of transactions that, if consummated, would result in any Person or group of related Persons, directly or indirectly, beneficially owning or having the right to acquire beneficial ownership of (x) capital stock or other equity interests representing twenty percent (20%) or more (on a non-diluted basis) of any class of equity or voting securities of the Company or (y) INBRX-101 or the 101 Business or (v) any combination of the foregoing, in each case, other than the Merger.

“Company Adverse Recommendation Change” means, with respect to any action by the Company Board of Directors, (a) withdrawing, amending, changing, modifying for qualifying, or otherwise proposing publicly to withdraw, amend, change, modify or qualify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, (b) failing to make the Company Board Recommendation in the Proxy Statement, (c) approving or recommending or declaring advisable, or otherwise proposing publicly to approve or recommend or declare advisable, any Company Acquisition Proposal, (d) if a Company Acquisition Proposal has been publicly disclosed, failing to publicly recommend against such Company Acquisition Proposal within five (5) business days of the request of Parent and failing to publicly reaffirm the Company Board Recommendation within such five (5)-business day period upon such request, or (e) failing to recommend against a tender or exchange offer related to a Company Acquisition Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act.

2

“Company Board of Directors” has the meaning set forth in the Recitals.

“Company Board Recommendation” has the meaning set forth in the Recitals.

“Company Disclosure Letter” means the disclosure letter delivered by the Company to Parent simultaneously with the execution of this Agreement.

“Company Intellectual Property” has the meaning set forth in Section 3.14(a).

“Company Intervening Event” means a material event, fact, circumstance, development, occurrence or change that materially affects the business, assets or operations of the Company (other than any event, fact, circumstance, development, occurrence or change primarily resulting from a breach of this Agreement by the Company) not known to or reasonably foreseeable (with respect to substance or timing) by the Company Board of Directors or any committee thereof at the time the Company Board of Directors initially resolved to make the Company Board Recommendation, which event, fact, circumstance, development, occurrence or change becomes known to the Company Board of Directors prior to the date on which the Company Requisite Vote is obtained; provided, however, that in no event will any of the following constitute a Company Intervening Event: (a) any Company Acquisition Proposal or any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to a Company Acquisition Proposal, (b) changes in the price of Common Shares, in and of itself (however, the underlying reasons for such changes may constitute a Company Intervening Event) or (c) the fact that, in and of itself, the Company exceeds any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (however, the underlying reasons for such events may constitute a Company Intervening Event).

“Company Leased Real Property” has the meaning set forth in Section 3.15(b).

“Company Material Adverse Effect” means any event, effect, change, development or occurrence (each an “Event”) that has had a material adverse effect, individually or in the aggregate, (a) on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company and each Company Subsidiary, taken as a whole; provided, however, that any Event will not be taken into account in determining whether a Company Material Adverse Effect has occurred if it results from or arises out of: (i) general United States or global economic, regulatory or financial market conditions; (ii) the economic, business and financial environment generally affecting the biotechnology industry; (iii) in and of itself, any change in the Company’s stock price or trading volume or any failure by the Company to meet any revenue, earnings or other similar internal or analysts’ projections (it being understood that any Event giving rise to or contributing to such change or failure may be deemed to constitute, or be taken into account in determining whether there has been, a Company Material Adverse Effect); (iv) acts of war (whether or not declared), civil disobedience, hostilities, sabotage, an act of terrorism, military actions or any weather or natural disasters, health emergencies, including pandemics (including COVID-19 and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks or other outbreaks of diseases or quarantine restrictions) or epidemics or any Law issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place,” curfews, limitations on gathering or other restrictions that relate to, or arise out of, an epidemic, pandemic, outbreak of illness (including COVID-19) or other public health event or any change in such Law or interpretation thereof or any worsening of such conditions threatened or existing, or any regional, national or international calamity or crisis, whether or not caused by any Person, or other similar force majeure events, including any worsening of such conditions existing as of the date of this Agreement; (v) any adoption, implementation, promulgation, repeal, modification, amendment or other changes in Laws or GAAP; (vi) fluctuations in the value of any currency or interest rates; (vii) the negotiation, execution, public announcement, pendency or consummation of the Merger or the other transactions contemplated hereby (it being understood and agreed that this clause (vii) will not apply with respect to any representation or warranty the purpose of which is to address the consequences of the execution and delivery of this Agreement or the Spin-Off Agreements or the consummation of the transactions contemplated hereby or thereby or the performance of obligations of the Company hereunder or thereunder); (viii) the identity of Parent or Merger Sub as the acquiror of the Company; (ix) any steps required to be taken pursuant to this Agreement or any of the Spin-Off Agreements, or the failure of the Company to take any action that the Company is prohibited by the terms of this Agreement from taking to the extent Parent fails to give its consent thereto after a written request therefor pursuant to Section 5.1; (x) Parent’s or Merger Sub’s breach of this Agreement, (xi) any regulatory, non-clinical, clinical or manufacturing events, occurrences, circumstances, changes, effects or developments relating to any Company Product or with respect to any product of Parent or any of its Subsidiaries or any competitor of the Company (including, for the avoidance of doubt, with respect to any non-clinical or clinical studies, tests or results or announcements thereof, any increased incidence or severity of any previously identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse events or safety observations) and (xii) changes to the extent that they (A) relate to the SpinCo Assets or SpinCo Liabilities, (B) would not reasonably be expected to adversely affect the Company, the RemainCo Subsidiaries, the 101 Business, Parent or any of Parent’s Affiliates and (C) would not reasonably be expected to have a material and adverse effect on SpinCo and its Subsidiaries, taken as a whole; provided, further, that if the Event set forth in clauses (i), (ii), (iv), (v) and (vi) above, have a disproportionate impact on the Company and each Company Subsidiary, taken as a whole, relative to the other participants in the biotechnology industry, such Event may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent of such disproportionate impact or (b) on the ability of the Company to perform its obligations in accordance with this Agreement or the Spin-Off Agreements or to prevent the consummation of any of the Merger and the other transactions contemplated hereby or thereby.

3

“Company Material Contract” has the meaning set forth in Section 3.13(a).

“Company Option” has the meaning set forth in Section 2.4(a)(i).

“Company Option Grant Date” has the meaning set forth in Section 3.2(b).

“Company Permits” has the meaning set forth in Section 3.9(a).

“Company Preferred Shares” has the meaning set forth in Section 3.2(a).

“Company Product” means each product researched, developed, designed, manufactured, or marketed, or that has been sold or offered for sale, marketed, distributed, developed, designed, or manufactured by or on behalf of the Company or a Company Subsidiary.

“Company Requisite Vote” has the meaning set forth in Section 3.3(a).

“Company SEC Documents” has the meaning set forth in Section 3.5(a).

“Company Subsidiary” means any wholly-owned Subsidiary of the Company.

“Company Systems” has the meaning set forth in Section 3.14(o).

“Company Warrants” means, collectively, the 2020 Oxford Warrants, the 2022 Oxford Warrants and the Private Placement Warrants, in each case as amended by the Existing Warrant Amendments, once executed.

“Confidentiality Agreement” means the Confidentiality Agreement entered into as of July 25, 2022 between the Company and Parent, as amended by the Amendment to Confidentiality Agreement effective as of July 24, 2023, as it may be further amended from time to time.

“Consent” has the meaning set forth in Section 3.4(b).

“Continuing Party” has the meaning set forth in Section 6.4(a)(v).

“Contract” means any contract, agreement, subcontract, arrangement, lease, sublease, conditional sales contract, purchase order, sales order, license, indenture, note, bond, loan, instrument, binding undertaking, commitment or other agreement or other instrument, in each case, whether written or oral.

“Control” means the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of a Person, whether through the ownership of voting securities or partnership or other interests, by Contract or otherwise. A general partner or managing member of a Person will always be considered to Control such Person. The terms “Controlling” and “Controlled” and similar words have correlative meanings.

“Copyrights” means works of authorship (whether or not copyrightable, including all Software, whether in source code or object code format) and all copyrights (whether or not registered), including all registrations thereof and applications therefor, and all renewals, extensions, restorations and reversions of the foregoing.

4

“COVID-19” means the novel coronavirus (SARS-CoV-2 or COVID-19) and any related variant thereof or related or associated epidemics, pandemics or disease outbreaks.

“CVR” has the meaning set forth in Section 2.1(c).

“CVR Agreement” means the Contingent Value Rights Agreement between Parent and the Rights Agent, in substantially the form attached hereto as Annex III (subject to changes permitted by Section 6.10).

“Data Room” means the virtual data room hosted by Intralinks and maintained by the Company.

“Database Rights” means any statutory rights in databases and data collections.

“Delaware Law” has the meaning set forth in Section 9.4.

“Delisting Period” has the meaning set forth in Section 6.1.

“Design Rights” means rights (registered or unregistered and applications for same) in any design.

“Determination Notice” has the meaning set forth in Section 5.2(d).

“DGCL” has the meaning set forth in the Recitals.

“Disclosing Party” has the meaning set forth in Section 6.4(c).

“Dissenting Shares” has the meaning set forth in Section 2.3.

“Distribution” has the meaning set forth in the Separation and Distribution Agreement.

“Distribution Effective Time” has the meaning set forth in the Separation and Distribution Agreement.

“DTC” has the meaning set forth in Section 2.2(c).

“DTC Issuance” has the meaning set forth in Section 2.2(c).

“DTC Payment” has the meaning set forth in Section 2.2(c).

“EAR” has the meaning set forth in Section 3.20(c).

“EDGAR” has the meaning set forth in Article III.

“Effective Time” has the meaning set forth in Section 1.2.

5

“Environmental Laws” means all Laws relating to pollution or the protection or preservation of human health or safety or the environment (including occupational), including Laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, registration, labeling, or other handling of Hazardous Materials or products containing Hazardous Materials.

“ERISA” has the meaning set forth in Section 3.10(a).

“ERISA Affiliate” has the meaning set forth in Section 3.10(d).

“Escrow Account” has the meaning set forth in the Separation and Distribution Agreement.

“Event” has the meaning set forth in the definition of “Company Material Adverse Effect”.

“Exchange Act” has the meaning set forth in Section 3.4(b).

“Exchange Fund” has the meaning set forth in Section 2.2(a).

“Existing Warrant Amendments” has the meaning set forth in Section 6.12.

“FDA” has the meaning set forth in Section 3.21(a).

“First Extended Outside Date” has the meaning set forth in Section 8.1(b)(ii).

“GAAP” has the meaning set forth in Section 3.5(a).

“Global Trade Control Laws” means the U.S. Export Administration Regulations; the U.S. International Traffic in Arms Regulations; the economic sanctions rules and regulations implemented under statutory authority and/or President’s Executive Orders and administered by the U.S. Treasury Department’s Office of Foreign Assets Control; U.S. Customs Regulations; European Union (E.U.) Council Regulations on export controls, including Nos. 428/2009, 267/2012; other E.U. Council sanctions regulations, as implemented in E.U. Member States; United Nations sanctions policies; all relevant regulations and legislative instruments made under any of the above; other relevant economic sanctions, export and import control Laws, and other Laws, regulations, legislation, Orders and requirements imposed by a relevant governmental entity.

“Good Clinical Practices” has the meaning set forth in Section 3.21(d).

“Good Laboratory Practices” has the meaning set forth in Section 3.21(d).

“Good Manufacturing Practices” has the meaning set forth in Section 3.21(e).

“Government Official” means (i) any elected or appointed government official (e.g., a legislator or a member of a ministry of health); (ii) any employee or person acting for or on behalf of a government, a government department or agency, an institution or entity owned or Controlled by a government (e.g., a healthcare professional employed by a government-owned or -Controlled hospital, or a person serving on a healthcare committee that advises a government), or an enterprise or instrumentality performing a governmental function; (iii) any candidate for public office, or officer, employee, or person acting for or on behalf of a political party or candidate for public office; (iv) an employee or person acting for or on behalf of a public international organization (e.g., the United Nations, the Red Cross, or the World Bank); (v) any member of a military or a royal or ruling family; or (vi) any person otherwise categorized as a government official under Law.

6

“Governmental Authority” means any court, nation, government, agency, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to or on behalf of, government.

“Hazardous Materials” means any material (including biological material), substance, chemical or waste (or combination thereof) that (a) is listed, defined, designated, regulated or classified as hazardous, toxic, radioactive, dangerous, a pollutant, a contaminant, a substance of concern or words of similar effect under any Environmental Law, including petroleum, oil, PFAS or PFOS or (b) for which standards of care have been established under any Environmental Law.

“Healthcare Laws” means, to the extent related to the conduct of the Company’s or any Company Subsidiary’s business, as applicable, means (a) all federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), and the regulations promulgated pursuant to such statutes; (b) the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§ 669, 1035, 1347 and 1518; 42 U.S.C. § 1320d et seq.) and the regulations promulgated thereunder; (c) Titles XVIII (42 U.S.C. § 1395 et seq.) and XIX (42 U.S.C. § 1396 et seq.) of the Social Security Act and the regulations promulgated thereunder; (d) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. § 1395w-101 et seq.) and the regulations promulgated thereunder; (e) the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h) and state or local Laws regulating or requiring reporting of interactions between pharmaceutical manufacturers and members of the healthcare industry and regulations promulgated thereunder; (f) Laws governing government pricing or price reporting programs and regulations promulgated thereunder, including the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any state supplemental rebate program, the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126) or any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs; (g) the Federal Food, Drug and Cosmetic Act, 21 U.S.C. §§ 301 et seq., and all regulations, agency guidance or similar legal requirements promulgated thereunder; (h) the Public Health Service Act, 42 U.S.C. § 262; and (i) any and all other healthcare Laws and regulations from any domestic or international jurisdiction applicable to the Company or any Company Subsidiary or affecting their respective businesses.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. §§ 17921 et seq.), and any and all implementing rules and regulations of a Governmental Entity as of the date hereof.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

7

“HSR Second Request” has the meaning set forth in Section 6.4(a)(v).

“ICH” has the meaning set forth in Section 3.21(d).

“In the Money Option” has the meaning set forth in Section 2.4(a)(i).

“INBRX-101” has the meaning set forth in the Separation and Distribution Agreement.

“Incentive Plan” means the Company’s Amended and Restated 2017 Employee, Director and Consultant Equity Incentive Plan.

“IND” has the meaning set forth in Section 3.21(b).

“Indebtedness” means without duplication and including all prepayment penalties, breakage costs and all other related similar fees (a) any indebtedness or other obligation for borrowed money (including the issuance of any debt security), whether current, short-term or long-term and whether secured or unsecured, (b) any indebtedness evidenced by a note, bond, debenture or other security or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon (other than letters of credit used as security for leases), (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable and accrued expenses in the ordinary course of business), and (g) guarantees with respect to clauses (a) through (f) above, including guarantees of another Person’s Indebtedness or any obligation of another Person (other than, in any case, accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business).

“Indemnified Parties” has the meaning set forth in Section 6.6(a).

“Indemnified Party” has the meaning set forth in Section 6.6(a).

“Indemnifying Parties” has the meaning set forth in Section 6.6(a).

“Institutional Review Board” has the meaning set forth in Section 3.21(d).

“Intellectual Property” means all rights, title and interests in and to all intellectual property rights and intangible industrial property rights of every kind and nature however denominated, throughout the world, and all related priority rights protected, created or arising under the Laws of the United States or any other jurisdiction or under any international convention, including (a) all Patents, Trademarks, Copyrights, Trade Secrets, Know-How and Software, (b) internet domain names and social media designations, (c) all copies of tangible embodiments of the foregoing (in whatever form or medium) and any rights equivalent to any of the foregoing anywhere in the world, (d) all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any of the foregoing, (e) any and all registrations, applications, recordings, licenses, common-law rights, statutory rights, administrative rights, and contractual rights relating to any of the foregoing, and (f) all claims and causes of action, with respect to any of the foregoing, whether accruing before, on or after the date of this Agreement, including all rights to and claims for damages, restitution and injunctive relief for infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but not the obligation to sue for such legal and equitable relief, and to collect, or otherwise recover, any such damages, including costs and attorney’s fees.

8

“Intellectual Property Agreement” means any license-in, license-out, consent to use, covenant not to sue, non-assertion, coexistence, settlement or similar Contract pursuant to which the Company or any Company Subsidiary grants or receives a license or other right to or from a third party under Company Intellectual Property used by the Company or any Company Subsidiary, in each case that is material to the 101 Business as presently conducted and as contemplated to be conducted, other than (a) non-customized Software subject to customary “shrink-wrap”- or “click-through”-type Contracts, (b) agreements with employees or independent contractors on the Company’s standard form of agreement, (c) non-exclusive licenses granted by the Company or any Company Subsidiary to clinical trial sites in the ordinary course of business and (d) non-exclusive licenses of Intellectual Property granted to the Company or any Company Subsidiary under a Contract to which the non-exclusive license is incidental.

“IT Systems” means hardware, servers, databases, Software, networks, telecommunications systems, websites, computer equipment, interfaces, platforms, systems, other information technology and related infrastructure.

“ITAR” has the meaning set forth in Section 3.20(c).

“Knowledge of the Company” means with respect to any matter in question the actual knowledge, after reasonable inquiry, of the individuals set forth on Annex I of the Company Disclosure Letter.

“Know-How” means any data, results, and information of any type whatsoever, in any tangible or intangible form, including practices, techniques, methods, processes, inventions, discoveries, developments, specifications, formulations, formulae, articles of manufacture, materials (including biological or chemical) or compositions of matter (including cell lines) of any type or kind, marketing reports, pricing and distribution costs, forecasts, strategies, plans, clinical and non-clinical study reports, regulatory submission documents and summaries, expertise, stability, test data including pharmacological, biological, chemical, biochemical, toxicological, and clinical test data, analytical and quality control data, stability data, studies and procedures, dosage regimens; in each case, whether or not patentable or copyrightable.

“Law” means any applicable domestic, federal, state, municipal, local, national, supranational, foreign or other statute, law (whether statutory or common law), constitution, code, ordinance, rule, administrative interpretation, regulation, Order, writ, judgment, decree, license, permit or any other legal requirement of any Governmental Authority, and, for the sake of clarity, includes Healthcare Laws and Environmental Laws.

“Lease” has the meaning set forth in Section 3.15(b).

“Licensed Names and Marks” has the meaning set forth in the Separation and Distribution Agreement.

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“Lien” means any lien, restrictive covenant, charge, security interest, claim, mortgage, pledge, hypothecation, encumbrance, deed of trust, lease, option, easement, servitude, proxy, voting or trust agreement, subscription right, right of first offer, right of first refusal, preemptive right or similar agreement, encumbrance or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Loan and Security Agreement” means that certain Loan and Security Agreement, dated as of July 15, 2020, by and among Oxford Finance, LLC, as collateral agent, the Company, as borrower, and the lenders party thereto from time to time, as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 12, 2020, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of December 15, 2020, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of June 18, 2021, as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of February 18, 2022, as further amended by that certain Fifth Amendment to Loan and Security Agreement, dated as of June 15, 2022, as further amended by that certain Sixth Amendment to Loan and Security Agreement, dated as of October 3, 2022, and as may be further amended, amended and restated, modified and/or supplemented from time to time.

“Merger” has the meaning set forth in the Recitals.

“Merger Consideration” has the meaning set forth in Section 2.1(c).

“Merger Sub” has the meaning set forth in the Preamble.

“Merger Sub Assignee” has the meaning set forth in Section 9.5(a).

“Merger Sub Common Stock” has the meaning set forth in Section 2.1.

“Milestone” has the meaning given to such term in the CVR Agreement.

“Milestone Payment” has the meaning given to such term in the CVR Agreement.

“Milestone Payment Amount” has the meaning given to such term in the CVR Agreement.

“Milestone Payment Date” has the meaning given to such term in the CVR Agreement.

“NASDAQ” means the NASDAQ Global Market, any successor stock exchange operated by the NASDAQ Global Market, or any successor thereto.

“NDA” has the meaning set forth in Section 3.21(b).

“Notice Period” has the meaning set forth in Section 5.2(d).

“Order” means any decree, order, settlement, consent, stipulation, judgment, ruling, injunction, writ, award, temporary restraining order or other order in any Proceeding made, rendered or entered into by or with any Governmental Authority or arbitrator (in each case, whether temporary, preliminary or permanent).

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“Organizational Documents” means the certificate of incorporation, bylaws, memorandum of association, certificate of association, limited partnership agreement, operating agreement or equivalent governing document of a Person, as applicable, as amended and in effect on the date of the Agreement.

“Outside Date” has the meaning set forth in Section 8.1(b)(ii).

“Owned Company Intellectual Property” has the meaning set forth in Section 3.14(a).

“Owned Registered Company Intellectual Property” has the meaning set forth in Section 3.14(b).

“Parent” has the meaning set forth in the Preamble.

“Parent Assignee” has the meaning set forth in Section 9.5(a).

“Parent Material Adverse Effect” has the meaning set forth in Section 4.1.

“Parent Organizational Documents” means the certificate of incorporation and memorandum and articles of association and/or bylaws, each as amended as of the date of this Agreement, of each of Parent and Merger Sub.

“Patents” means patents, registrations, invention disclosures, and patent applications, including divisionals, provisionals, continuations, continuations-in-part, renewals, supplementary protection certificates, extensions, reissues and reexaminations thereof, and all patents that may issue on such applications.

“Paying Agent” has the meaning set forth in Section 2.2(a).

“Pension Plans” has the meaning set forth in Section 3.10(a).

“Permitted Liens” means (a) Liens for Taxes (i) that are not yet delinquent or (ii) the amount and/or validity of which are being contested in good faith and by appropriate Proceedings and for which appropriate reserves are established in the financial statements in accordance with GAAP, (b) Liens representing the rights of customers, suppliers and subcontractors arising in the ordinary course of business under the terms of any Contracts to which the relevant party is part or by operation of Law (including mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairers’, landlords’, contractors’, subcontractors’, suppliers’ or other similar Liens arising or incurred in the ordinary course of business in respect of the construction, maintenance, repair or operation of assets for amounts that are not delinquent and that are not, individually or in the aggregate, significant), (c) Liens arising under equipment leases with third Persons entered into in the ordinary course of business, (d) any other Liens if the underlying obligations are non-monetary, incurred in the ordinary course of business and do not, individually or in the aggregate, materially impair the continued use and operation of the assets of the Company or any Company Subsidiary to which they relate in the conduct of the business of the Company and each Company Subsidiary, taken as a whole, as currently conducted (or in the case of Liens with respect to Parent and its Subsidiaries, do not, individually or in the aggregate, materially impair the continued use and operation of the assets of Parent and its Subsidiaries to which they relate in the conduct of the business of Parent and its Subsidiaries, taken as a whole, as currently conducted), (e) Liens with respect to real property, zoning regulations, building codes and other land use regulations or similar Laws imposed by any Governmental Authority (excluding Liens imposed by Environmental Laws related to the investigation or remediation of contaminated real property), to the extent not violated by the Company’s or any Company Subsidiary’s current use of such real property (or in the case of Liens with respect to Parent or any of its Subsidiaries, to the extent not violated by Parent’s or any of its Subsidiaries’ current use of such real property), (f) non-exclusive licenses of Intellectual Property rights granted by the Company or a Company Subsidiary to any clinical trial sites in the ordinary course of business and (g) Liens securing obligations under the Loan and Security Agreement (provided that, for the avoidance of doubt, such Liens under this clause (g) will be released at the Closing as required by Section 5.8).

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“Person” means any individual, corporation (including any nonprofit corporation), limited liability company, general or limited partnership, limited liability partnership, association, joint venture, estate, trust, company (including any company limited by shares or joint stock company), firm, society, or any other enterprise, association, entity or organization, including a Governmental Authority.

“Personal Information” means any information or data in any media that, alone or in combination with other information, (i) can be used to identify a natural person or (ii) constitutes “personal information,” “personal data,” “personally identifiable information” or any other equivalent term as defined under applicable Law.

“Post-Closing SEC Reports” has the meaning set forth in Section 6.1.

“Privacy Obligations” has the meaning set forth in Section 3.23(a).

“Private Placement Shares” has the meaning set forth in Section 2.5(a).

“Private Placement Warrants” mean the warrants convertible or exercisable into Common Shares issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of August 28, 2023, by and between the Company and certain institutional and other accredited investors as in effect on the date hereof, and as amended by the applicable Existing Warrant Amendment, once executed.

“Proceeding” means any legal, civil, criminal, administrative, regulatory, arbitral, mediatory, enforcement, civil penalty, alternative dispute resolution, examination, debarment, seizure or other proceeding, litigation, suit, action, charge, complaint, subpoena, prosecution, claim, audit, assessment, inquiry or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.

“Process” or “Processing” means any operation or set of operations that is performed upon data or information in the possession, custody or Control of the Company, the Company Subsidiaries, or any of their respective vendors that Process Personal Information on their behalf and in their service to the Company or the Company Subsidiaries, whether or not by automatic means, including collection, access, acquisition, creation, derivation, recordation, organization, storage, adaptation, alteration, correction, retrieval, maintenance, consultation, use, disclosure, dissemination, transmission, transfer, making available, alignment, combination, blocking, storage, retention, deleting, erasure, or destruction.

12

“Protected Health Information” means all individually identifiable health information in any form or media, as defined by HIPAA and its implementing regulations as of the date hereof.

“Proxy Statement” has the meaning set forth in Section 3.29.

“Receiving Party” has the meaning set forth in Section 6.4(c).

“Reference Date” means January 1, 2022.

“Registered Company Intellectual Property” has the meaning set forth in Section 3.14(b).

“Regulatory Approvals” has the meaning set forth in Section 6.4(a)(iii).

“Released Equity Interests” means equity interests of SpinCo representing 92% of all outstanding equity interests of SpinCo on the date of the Spin-Off.

“RemainCo Assets” has the meaning set forth in the Separation and Distribution Agreement.

“RemainCo Subsidiaries” means any wholly-owned Subsidiaries of the Company after giving effect to the Spin-Off.

“Representative” means, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, managers, partners, employees, accountants, counsel, financial advisors, consultants and other advisors, agents or representatives.

“Restraints” has the meaning set forth in Section 8.1(b)(i).

“Restricted Markets” currently include the Crimea, so-called Donetsk People’s Republic and so-called Luhansk People’s Republic regions of Ukraine, Russia, Cuba, Iran, Venezuela, North Korea and Syria.

“Restricted Parties” include, but are not limited to, those on the following lists: the list of sanctioned entities maintained by the United Nations; the Specially Designated Nationals List and the Sectoral Sanctions Identifications List, as administered by the U.S. Department of the Treasury Office of Foreign Assets Control; the U.S. Denied Persons List, the U.S. Entity List, and the U.S. Unverified List, all administered by the U.S. Department of Commerce; the entities subject to restrictive measures and the Consolidated List of Persons, Groups and Entities Subject to E.U. Financial Sanctions, as implemented by the E.U. Common Foreign & Security Policy; the List of Excluded Individuals / Entities, as published by the U.S. Health and Human Services - Office of Inspector General; any lists of prohibited or debarred parties established under the U.S. Federal Food Drug and Cosmetic Act; the list of persons and entities suspended or debarred from contracting with the U.S. government; and similar lists of restricted parties maintained by the governmental entities of the jurisdictions of business, import, and export.

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“Reverse Termination Fee” has the meaning set forth in Section 8.2(c)(ii).

“Rights Agent” means Continental Stock Transfer & Trust.

“Sanctioned Person” means any Person that is the target of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control (OFAC) or the U.S. Department of State, the UN Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, the Federal Department of Finance of Switzerland or such similar Governmental Authority of any European Union Member State, (b) any Person located, organized or resident in a Sanctioned Country, or (c) any Person fifty percent (50%) or more owned or otherwise controlled by any such Person or Persons described in clauses (a) and (b) above.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government through OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, His Majesty’s Treasury of the United Kingdom or Switzerland.

“Sarbanes-Oxley Act” has the meaning set forth in Section 3.5(a).

“SEC” has the meaning set forth in Article III.

“Second Extended Outside Date” has the meaning set forth in Section 8.1(b)(ii).

“Securities Act” has the meaning set forth in Section 3.5(a).

“Security Breach” means any unauthorized and/or unlawful access to or acquisition, disclosure, destruction, loss, compromise, Processing, misuse, alteration or corruption of the IT Systems or any data, including Personal Information, in the possession or Control of the Company or any of the Company Subsidiaries, or Processed by or on behalf of the Company or any of the Company Subsidiaries.

“Separation and Distribution Agreement” means the Separation and Distribution Agreement entered into between SpinCo and the Company on or about the date hereof.

“Software” means any (a) computer programs, including all software implementations of algorithms, models and methodologies, whether in source code or object code, (b) technical databases and compilations, including all technical data and collections of data, whether machine readable or otherwise, including program files, data files, computer-related data, field and technical data definitions and relationships, data definition specifications, data models, program and system logic, interfaces, program modules, routines, sub-routines, algorithms, program architecture, design concepts, system designs, program structure, sequence and organization, screen displays and report layouts, (c) descriptions, flow charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (d) all documentation including user manuals and other training documentation related to any of the foregoing, and any improvements, updates, upgrades or derivative works of any of the foregoing.

14

“Solvent” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed the sum of (i) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Law governing determinations of the insolvency of debtors, and (ii) the amount that will be required to pay the probable liabilities of such Person, as of such date, on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date, (c) such Person will be able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature, and (d) such Person is not insolvent under applicable Law. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, as of such date, including contingent and other liabilities, as they mature” means that such Person will be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due.

“SpinCo” means Ibex SpinCo, Inc.

“SpinCo Assets” has the meaning set forth in the Separation and Distribution Agreement.

“SpinCo Funding” has the meaning set forth in the Separation and Distribution Agreement.

“SpinCo Liabilities” has the meaning set forth in the Separation and Distribution Agreement.

“SpinCo Warrants” has the meaning set forth in the Separation and Distribution Agreement.

“Spin-Off” has the meaning set forth in the Recitals.

“Spin-Off Agreements” means the Separation and Distribution Agreement and the Transition Services Agreement.

“Spin-Off Carveout” has the meaning set forth in Section 5.1(a).

“Spin-Off Registration Statement” has the meaning set forth in Section 5.9.

“Stockholders Meeting” has the meaning set forth in Section 5.4.

“Subsidiary” of a Person means any other Person with respect to which the first Person (a) has the right to elect a majority of the board of directors or other Persons performing similar functions or (b) beneficially owns more than fifty percent (50%) of the voting stock (or of any other form of voting or controlling equity interest in the case of a Person that is not a corporation), in each case, directly or indirectly through one or more other Persons.

15

“Superior Proposal” has the meaning set forth in Section 5.2(b).

“Surviving Corporation” has the meaning set forth in the Recitals.

“Tax” or “Taxes” means (i) any and all U.S. federal, state, local or non-U.S. taxes, governmental fees, levies, duties, tariffs, imposts, and other similar charges and assessments, including any income, alternative or add-on minimum, gross income, estimated, gross receipts, net worth, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or similar, including FICA), employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), windfall profit tax, custom duty, escheat, unclaimed property, or other tax, governmental fee or other like assessment or charge of any kind whatsoever in the nature of a tax, including any interest, penalty, or addition thereto and (ii) any liability with respect to any items described in clause (i) payable by reason of Contract, assumption, transferee or successor liability, operation of Law, Treasury Regulations Section 1.1502-6(a) (or any similar provision of Law or any predecessor or successor thereof) or otherwise.

“Tax Returns” means any return, report, information statement, election, notice, designation, declaration, claim for refund, form or other document, including any schedule or attachment thereto, and including any amendment thereof, filed or required to be filed with respect to Taxes (whether in tangible, electronic or other form).

“Termination Fee” has the meaning set forth in Section 8.2(b).

“Trade Secrets” means any trade secret as defined under applicable Law, including any trade secrets that relate to confidential information, including ideas, research and development, know-how, formulations of products, drawings, prototypes, models, designs, manufacturing, production and other processes and techniques, schematics, engineering, production and other designs, business methods, customer lists, and supplier lists.

“Trademarks” means trademarks, service marks, corporate names, business names, trade names, brand names, product names, logos, slogans, trade dress and other indicia of source or origin, any applications and registrations for any of the foregoing and all renewals and extensions thereof, and all goodwill associated therewith and symbolized thereby.

“Transaction Litigation” has the meaning set forth in Section 6.5.

“Transition Services Agreement” means the Transition Services Agreement substantially in the form attached as Exhibit A to the Separation and Distribution Agreement to be entered into between the Company and SpinCo.

“Union” has the meaning set forth in Section 3.11(a).

“WARN Act” has the meaning set forth in Section 3.11(b).

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Annex II

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

INHIBRX, INC.

Inhibrx, Inc., a corporation organized and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

1.         That the name of this corporation is Inhibrx, Inc. (the “Corporation”) and that this Corporation was originally incorporated pursuant to the General Corporation Law of the State of Delaware, as from time to time amended (the “DGCL”) on November 17, 2017.

2.          This Second Amended and Restated Certificate of Incorporation, which restates, integrates and further amends the certificate of incorporation of the Corporation, has been duly adopted by the Corporation in accordance with Sections 242 and 245 of the DGCL and has been adopted by the sole stockholder of the Corporation, acting by written consent in lieu of a meeting in accordance with Section 228 of the DGCL.

3.          The certificate of incorporation of the Corporation, as amended and restated, is hereby amended and restated in its entirety to read as follows:

FIRST: The name of the corporation is: Inhibrx, Inc.

SECOND: The address of the registered office of the Corporation in the State of Delaware is: 251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent for service of process in the State of Delaware at such address is Corporation Service Company.

THIRD: The purpose of the Corporation is to engage in any and all lawful acts or activities for which corporations may be organized under the DGCL.

FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is [●], all of which shares shall be common stock each having a par value of $0.0001 per share.

FIFTH: In addition to the powers and authority herein before or by statute expressly conferred upon them, the board of directors of the Corporation (the “Board of Directors”) is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Second Amended and Restated Certificate of Incorporation and the bylaws of the Corporation.

SIXTH: In furtherance and not in limitation of the powers conferred by law, subject to any limitations contained in this Second Amended and Restated Certificate of Incorporation, the bylaws of the Corporation may be adopted, amended or repealed by a majority of the Board of Directors, but any bylaws adopted by the Board of Directors may be amended or repealed by the stockholders entitled to vote thereon. Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.

SEVENTH: The Corporation shall provide indemnification as follows:

1.            Actions, Suits and Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2.            Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 2 of this Article SEVENTH in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

3.            Indemnification for Expenses of Successful Party. Notwithstanding any other provisions of this Article SEVENTH, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article SEVENTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

4.            Notification and Defense of Claim. As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought unless the Corporation has confirmed to the Indemnitee that it is aware of such action, suit, proceeding or investigation and that indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4 of this Article SEVENTH. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article SEVENTH. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify Indemnitee under this Article SEVENTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

5.            Advance of Expenses. Subject to the provisions of Section 6 of this Article SEVENTH, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article SEVENTH, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article SEVENTH; and provided further that no such advancement of expenses shall be made under this Article SEVENTH if it is determined (in the manner described in Section 6 of this Article SEVENTH) that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

6.            Procedure for Indemnification and Advancement of Expenses. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article SEVENTH, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (i) the Corporation has assumed the defense pursuant to Section 4 of this Article SEVENTH (and none of the circumstances described in Section 4 of this Article SEVENTH that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (ii) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article SEVENTH, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 of this Article SEVENTH only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2 of this Article SEVENTH, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

7.            Remedies. The right to indemnification or advancement of expenses as granted by this Article SEVENTH shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article SEVENTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by Indemnitee to enforce a right to indemnification, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall have the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article SEVENTH. Indemnitee’s expenses (including attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL.

8.            Limitations. Notwithstanding anything to the contrary in this Article SEVENTH, except as set forth in Section 7 of this Article SEVENTH, the Corporation shall not indemnify an Indemnitee pursuant to this Article SEVENTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article SEVENTH, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification payments to the Corporation to the extent of such insurance reimbursement.

9.            Subsequent Amendment. No amendment, termination or repeal of this Article SEVENTH or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

10.            Other Rights. The indemnification and advancement of expenses provided by this Article SEVENTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article SEVENTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article SEVENTH. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article SEVENTH.

11.            Partial Indemnification. If an Indemnitee is entitled under any provision of this Article SEVENTH to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement to which Indemnitee is entitled.

12.            Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

13.            Savings Clause. If this Article SEVENTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article SEVENTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

14.            Terms used herein and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Corporation.

NINTH: The Board of Directors reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned has duly executed this Second Amended and Restated Certificate of Incorporation on this [●] day of [●], 2024.

By:
Name: [●]
Title: [●]

Annex III

PRIVILEGED AND CONFIDENTIAL

CONTINGENT VALUE RIGHTS AGREEMENT

By and between

AVENTIS INC.

and

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

as Rights Agent

Dated as of January [●], 2024

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Annex A - Form of Assignment and Assumption Agreement

xviii

CONTINGENT VALUE RIGHTS AGREEMENT

This CONTINGENT VALUE RIGHTS AGREEMENT, dated as of January [●], 2024 (this “Agreement”), by and between Aventis Inc., a Pennsylvania corporation (“Parent”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Rights Agent”), in favor of each person who from time to time holds one or more contingent value rights to receive the Milestone Payment (as defined below) upon the satisfaction of the Milestone (as defined below) during the Milestone Period (as defined below) (each such contingent value right, a “CVR”), subject to the terms and conditions set forth herein.

RECITALS

WHEREAS, this Agreement is entered into pursuant to the Agreement and Plan of Merger, dated January 22, 2024 (the “Merger Agreement”), by and among Inhibrx, Inc., a Delaware corporation (the “Company”), Parent and Art Acquisition Sub, Inc., a Delaware corporation wholly owned by Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the merger and as a wholly owned Subsidiary of Parent (the “Surviving Corporation”), on the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the terms of the Merger Agreement, as a result of the consummation of the Merger, the holders of Common Shares, certain holders of Company Equity Awards and certain holders of Company Warrants will become entitled to receive the Milestone Payment contingent upon the achievement of the Milestone during the Milestone Period, subject to the terms and conditions of this Agreement; and

WHEREAS, pursuant to this Agreement, the potential amount payable per CVR is $5.00 in cash, without interest (the “Milestone Payment”).

NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, Parent and the Rights Agent agree, for the equal and proportionate benefit of all Holders (as hereinafter defined), as follows:

Article I

Definitions

Section 1.1             Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

“2020 Oxford Warrants” means the warrants convertible or exercisable into Common Shares issued by the Company pursuant to the Loan and Security Agreement.

“2022 Oxford Warrants” means the warrants convertible or exercisable into Common Shares issued by the Company pursuant to that certain Fourth Amendment to the Loan and Security Agreement, dated as of February 18, 2022.

“Acting Holder” means [●], or such other Person that is subsequently approved by Holders of at least 26% of the outstanding CVRs as set forth in the CVR Register, whether evidenced in writing or pursuant to a vote taken at a meeting of at least 26% of the Holders (evidence of which approval shall have been provided to Parent and the Rights Agent, to their reasonable satisfaction).

“Affiliate” means, with respect to any Person, any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the first Person specified.

“Assignment Transaction” means any transaction (including a sale of assets, spin-off, split-off or licensing transaction), other than a Change in Control, pursuant to which rights in and to the Product are sold, licensed, assigned or transferred to or acquired by any Person other than Ultimate Parent or any of Ultimate Parent’s Subsidiaries or controlled Affiliates. For purposes of clarification, an “Assignment Transaction” shall not apply to sales of the Product made by Ultimate Parent or its Subsidiaries or controlled Affiliates or ordinary course licensing arrangements between Ultimate Parent and its Subsidiaries or controlled Affiliates, on the one hand, and third party licensees, distributors and contract manufacturers on the other hand, entered into in the ordinary course of business for purposes of developing, manufacturing, distributing or selling the Product.

“Business Day” means a day except a Saturday, a Sunday or any other day on which commercial banks in New York, New York USA or in Paris, France are authorized or required by Law to be closed.

“Change in Control” means (a) a merger or consolidation in which Parent is a constituent party and is not the surviving entity, other than any merger or consolidation between or among Parent and any of Ultimate Parent’s wholly-owned Subsidiaries pursuant to which the surviving entity assumes all the obligations of Parent under this Agreement (an “Internal Transaction”), (b) any merger or consolidation in which Parent is the surviving entity but in which the stockholders of Parent immediately prior to such transaction own less than fifty percent (50%) of the voting power of Parent immediately after such transaction, other than an Internal Transaction or (c) any other transaction pursuant to which rights in and to the Product are transferred or acquired by any Person, by operation of law, other than by Ultimate Parent or any of Ultimate Parent’s Subsidiaries or controlled Affiliates.

“Common Shares” means the shares of common stock, par value $0.0001 per share, of the Company.

“Company Equity Award” means a Company Option or any other outstanding award granted after the date hereof under the Company Incentive Plan in accordance with the terms of the Merger Agreement.

“Company Incentive Plan” means the Amended and Restated 2017 Employee, Director and Consultant Equity Incentive Plan.

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“Company Options” means all options to purchase Common Shares granted under the Company Incentive Plan other than those that are cancelled without any consideration being payable in respect thereof in accordance with Section 2.4(a)(iii) of the Merger Agreement.

“Company Warrant Holder” means a Holder of a CVR that was granted in accordance with the terms of the Merger Agreement with respect to a Company Warrant.

“Company Warrants” means, collectively, the 2020 Oxford Warrants, the 2022 Oxford Warrants and the Private Placement Warrants, in each case, other than those that are cancelled without any consideration being payable in respect thereof in accordance with Section 2.5 of the Merger Agreement.

“Diligent Efforts” means, with respect to the Product, efforts of a Person to carry out its obligations in a diligent and sustained manner without undue pause, interruption or delay, which level is at least commensurate with the level of efforts that a pharmaceutical company of comparable size and resources as those of Parent and its Affiliates would devote to the development and seeking of regulatory approval, including Regulatory Approval, for a pharmaceutical product having similar market potential as the Product, at a similar stage of its development or product life, taking into account issues of market exclusivity, product profile, including safety, tolerability and efficacy, the competitiveness of alternate products in the marketplace or under development, the availability of existing forms or dosages of INBRX-101 for other indications, the launch or sales of a biosimilar product, the regulatory environment and the profitability of the Product (including pricing and reimbursement status achieved), Ultimate Parent’s portfolio at the time of consideration and other technical, commercial, legal, scientific and/or medical factors; provided, that such level of efforts and resources shall be determined without taking into account the fact of the potential Milestone Payment payable in accordance with, and subject to, the terms of this Agreement. For the avoidance of doubt, Section 4.5 shall apply to Parent and its successors and assigns.

“Equity Award Holder” means a Holder of a CVR that was granted in accordance with the terms of the Merger Agreement with respect to a Company Equity Award.

“Family Member” means, with respect to any individual, (a) any Related Person of such individual or (b) any trust, limited partnership, limited liability company or other entity, the sole owners or beneficiaries of which are such individual and/or one or more of such individual’s Related Persons (in the case of a trust, the trustee or trustees of which exclusively are such individual and/or one or more Related Persons of such individual).

“FDA” means the U.S. Food and Drug Administration.

“Governmental Authority” means any court, nation, government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to or on behalf of, government.

“Holder” means a Person in whose name a CVR is registered in the CVR Register at the applicable time.

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“Indication” means the treatment of patients with alpha-1 antitrypsin deficiency (AATD) and clinical evidence of emphysema.

“Law” means any applicable domestic, federal, state, municipal, local, national, supranational, foreign or other statute, law (whether statutory or common law), constitution, code, ordinance, rule, administrative interpretation, regulation, order, writ, judgment, decree, license, permit or any other enforceable requirement of any Governmental Authority.

“Majority Holders” means, at the time of determination, Holders of at least a majority of the outstanding CVRs as set forth in the CVR Register.

“Milestone” means receipt from the FDA by Parent or its Affiliates (including the Surviving Corporation) of Regulatory Approval.

“Milestone Payment Amount” means, for a given Holder, with respect to the achievement of the Milestone, a one-time payment equal to the product of (a) the Milestone Payment (reduced, with respect to Holders of Closing Date Underwater Options (as defined in the Merger Agreement), by the amount by which the per share exercise price of each such Company Option exceeded the Closing Amount (as defined in the Merger Agreement)) and (b) the number of CVRs held by such Holder as reflected on the CVR Register as of the close of business on the date of the Milestone Achievement Notice.

“Milestone Payment Date” means the date that is selected by Parent not more than ten (10) Business Days following the end of the quarter in which the Milestone Payment Amounts can be determined following the occurrence of the Milestone.

“Milestone Period” means the period commencing as of the Effective Time and ending on June 30, 2027.

“Officer’s Certificate” means a certificate signed by the chief executive officer, chief financial officer, any vice president, the controller, the treasurer or the secretary, in each case of Parent, in his or her capacity as such an officer (and not in any individual capacity), and delivered to the Rights Agent or any other person authorized to act on behalf of Parent.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for Parent or its Subsidiaries and who shall be reasonably acceptable to the Rights Agent.

“Party” shall mean the Rights Agent and Parent.

“Permitted Transfer” means a transfer of a CVR (a) upon the death of a Holder by will or intestacy; (b) by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee, (c) pursuant to a court order; (d) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (e) in the case of CVRs payable to a nominee, from a nominee to a beneficial owner (and, if applicable, through an intermediary) or from such nominee to another nominee for the same beneficial owner, in each case to the extent allowable by DTC; or (f) as permitted by Section 2.7.

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“Phase 2 Clinical Trial” means the clinical trial with identifier INBRX101-01-201, titled “A Phase 2, Double-Blind, Randomized, Active-Control, Parallel Group Study to Assess the Pharmacokinetics, Pharmacodynamics, Immunogenicity, and Safety of INBRX-101 Compared to Plasma Derived Alpha-1 Proteinase Inhibitor (A1PI) Augmentation Therapy in Adults with Alpha-1 Antitrypsin Deficiency (AATD) Emphysema.”

“Private Placement Warrants” mean the warrants convertible or exercisable into Common Shares issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of August 28, 2023, by and between the Company and certain institutional and other accredited investors.

“Product” means the Company’s precisely engineered recombinant human AAT-Fc fusion protein, also known as INBRX-101.

“Regulatory Approval” means approval by the FDA of the Biologics License Application filed with the FDA pursuant to Section 351 of the Public Health Service Act and 21 CFR §§ 600 et seq. (for clarity, including accelerated approval) that is necessary for the commercial marketing and sale of the Product in the United States of America for the Indication following the Phase 2 Clinical Trial, regardless of any obligation to conduct any post-marketing or confirmatory study.

“Related Person” means, with respect to any individual, any of such individual’s parents, spouse, siblings, children and grandchildren.

“Rights Agent” means the Rights Agent named in the preamble of this Agreement, until a successor Rights Agent becomes such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” shall mean such successor Rights Agent.

“Significant Pharmaceutical Company” means a company (a) which, together with its Affiliates, has substantial capabilities and experience in the development, manufacture, distribution and commercialization of pharmaceutical products for human use, (b) which, together with its Affiliates, has development, regulatory and scientific infrastructure relevant to the Product that is at least reasonably comparable to that of Parent and its Affiliates, and (c) that, in its most recent fiscal year completed prior to the close of the transaction pursuant to which such company obtained global rights to the Product, was one of the top thirty (30) pharmaceutical companies, as determined based on worldwide annual revenue.

“SpinCo” means Ibex SpinCo, Inc.

“Tax” or “Taxes” means all U.S. federal, state, local or non-U.S. taxes, governmental fees, levies, duties, tariffs, imposts, and other similar charges and assessments, in each case, in the nature of a tax, including any income, alternative or add-on minimum, gross income, estimated, gross receipts, net worth, sales, use, ad valorem, value added, transfer, franchise, capital stock, profits, license, registration, withholding, payroll, social security (or similar, including FICA), employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), or other tax, governmental fee or other like assessment or charge, including any interest, penalty, or addition thereto.

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“Ultimate Parent” means Sanofi, a French société anonyme.

Section 1.2             Additional Definitions. For purposes of this Agreement, each of the following terms shall have the meaning specified in the Section set forth opposite to such term:

Term	Section
$1.3(c)
Agreement	Preamble
Assignee	6.10
Assignment Transaction Acquiror	4.3(a)
Capitalization Schedule	2.3(b)
Company	Recitals
CVR	Preamble
CVR Register	2.3(b)
Delaware Law	6.4(a)
Dollars	1.3(c)
DTC	2.3(b)
Funds	3.3
IRS Losses	2.4(d) 3.2(h)
Merger	Recitals
Merger Agreement	Recitals
Merger Sub	Recitals
Milestone Achievement	2.4(a)
Milestone Achievement Notice	2.4(a)
Milestone Payment	Recitals
Parent	Preamble
Rights Agent	Preamble
Surviving Corporation	Recitals

Section 1.3             Other Definitional Provisions. Unless the context expressly otherwise requires:

(a)            the words “hereof,” “hereto,” “herein,” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b)            the terms defined in the singular have a comparable meaning when used in the plural, and vice versa;

(c)            the terms “Dollars” and “$” mean United States Dollars;

(d)            references herein to a specific Article, Section, or Annex shall refer, respectively, to Articles and Sections of, and Annexes to, this Agreement;

(e)            wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

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(f)            the term “or” will not be deemed to be exclusive;

(g)            references herein to any gender include the other gender; and

(h)            any Law defined or referred to herein will refer to such Law as amended and the rules and regulations promulgated thereunder.

Article II

Contingent Value Rights

Section 2.1             CVRs. Notwithstanding anything to the contrary, this Agreement shall only become effective as of, and contingent upon, the consummation of the Merger and shall be void ab initio and of no effect upon the valid termination of the Merger Agreement. The CVRs represent the contractual rights of Holders to receive contingent cash payments pursuant to the Merger Agreement and this Agreement. The initial Holders shall be the (i) holders of Common Shares converted into the right to receive the Merger Consideration pursuant to Article II of the Merger Agreement, (ii) Equity Award Holders whose Company Equity Awards are converted into the right to receive the Merger Consideration pursuant to Article II of the Merger Agreement and (iii) holders of Company Warrants whose Company Warrants are converted into the right to receive the Merger Consideration pursuant to Article II of the Merger Agreement. A list of the initial Holders shall be furnished to the Rights Agent by or on behalf of Parent in accordance with Section 4.1 hereof.

Section 2.2             Nontransferable. The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of the CVRs, in whole or in part, that is not a Permitted Transfer, will be null and void ab initio and of no effect. The CVRs will not be listed on any day quotation system or traded on any day securities exchange.

Section 2.3             No Certificate; Registration; Registration of Transfer; Change of Address.

(a)            The CVRs will be issued in book-entry form only and will not be evidenced by a certificate or other instrument.

(b)            The Rights Agent shall keep a register (the “CVR Register”) for the purpose of (i) identifying the Holders of the CVRs and (ii) registering CVRs and Permitted Transfers thereof. The CVRs shall initially, (x) in the case of the Holders (other than Equity Award Holders and Company Warrant Holders) be registered in the names and addresses of the respective holders as set forth in the form Parent furnishes or causes to be furnished to the Rights Agent pursuant to Section 4.1, and in a denomination equal to the number of Common Shares converted into the right to receive the Merger Consideration that were held by such Holder as of immediately prior to the Effective Time, and (y) in the case of the Equity Award Holders and Company Warrant Holders, be registered in the name and address of such Equity Award Holder or Company Warrant Holder, as applicable, and in a denomination equal to the number of Common Shares subject to the Company Equity Awards or Company Warrants, as applicable, held by such Equity Award Holder or Company Warrant Holder immediately prior to the Effective Time, in each case as set forth in a schedule delivered by the Company to Parent (the “Capitalization Schedule”). The Rights Agent will have no responsibility whatsoever directly to the street name holders or Depository Trust Company (“DTC”) participants with respect to transfers of CVRs. With respect to any payments to be made under Section 2.4, the Rights Agent will accomplish the payment to any former street name holders of the Common Shares sending a lump sum payment to DTC. The Rights Agent will have no responsibilities whatsoever with regard to the distribution of payments by DTC to such street name holders. In the case of an Equity Award Holder or Company Warrant Holder, the CVRs held by such Equity Award Holder or Company Warrant Holder, as applicable, in respect of their Company Equity Awards or Company Warrants, as applicable, shall be registered and tracked separately from those CVRs held by such Equity Award Holder or Company Warrant Holder, as applicable, in respect of Common Shares held by such Holder immediately prior to the Effective Time. The Rights Agent hereby acknowledges the restrictions on transfer contained in Section 2.2 and agrees not to register a transfer which does not comply with Section 2.2.

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(c)            Subject to the restrictions on transferability set forth in Section 2.2, every request to transfer a CVR must be made in writing and accompanied by a written instrument of transfer and other documentation reasonably requested by the Rights Agent in form reasonably satisfactory to the Rights Agent pursuant to its customary policies and guidelines, which may include a guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative or the Holder’s survivor, as applicable, and setting forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice, the Rights Agent shall, subject to its reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), notify Parent that it has received such written notice and register the transfer of such CVR in the CVR Register. Any transfer of CVRs will be without charge (other than the cost of any Tax) to the applicable Holder. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Holder of a CVR of applicable Taxes or charges unless and until the Rights Agent is satisfied that all such Taxes or charges have been paid. All duly transferred CVRs registered in the CVR Register shall be the valid obligations of Parent and shall entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR shall be valid until registered in the CVR Register in accordance with this Agreement.

(d)            A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written request, the Rights Agent is hereby authorized to, and shall promptly record the change of address in the CVR Register.

Section 2.4             Payment Procedures.

(a)            If the Milestone occurs at any time prior to the expiration of the Milestone Period, then, at least ten (10) Business Days prior to the Milestone Payment Date, Parent will deliver or cause to be delivered to the Rights Agent a written notice (the “Milestone Achievement Notice”) certifying the date of the satisfaction of the Milestone and that each Holder is entitled to receive the Milestone Payment Amount applicable to such Holder. Following the delivery of the Milestone Achievement Notice, Parent will deliver or cause to be delivered to the Rights Agent (i) instructions to solicit Tax forms or other information required to properly make Tax deductions or withholdings in accordance with Section 2.4(d), (ii) any letter of instruction reasonably required by the Rights Agent and requested by the Rights Agent at least five (5) Business Days prior to the Milestone Payment Date and (iii) at least one (1) Business Day prior to the Milestone Payment Date, cash, by wire transfer of immediately available funds to an account designated by the Rights Agent, in an amount equal to the aggregate Milestone Payment Amounts due to all Holders pursuant to Section 4.2 other than Equity Award Holders (with respect to which any such amounts payable to Equity Award Holders shall be retained by Parent for payment pursuant to Section 2.4(c)).

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(b)            The Rights Agent will promptly, and in any event within five (5) Business Days of receipt of the Milestone Achievement Notice and any letter of instruction reasonably required by the Rights Agent, send each Holder at its registered address a copy of the Milestone Achievement Notice and pay the applicable Milestone Payment Amount, subject to any amounts deducted or withheld pursuant to Section 2.4(d), to each Holder that is not an Equity Award Holder (i) by check mailed to the address of such Holder as reflected in the CVR Register as of the close of business on the date of the Milestone Achievement Notice or (ii) with respect to any such Holder that is due an aggregate amount in excess of $100,000 and has provided the Rights Agent with wiring instructions, by wire transfer of immediately available funds to the account designated in such instruction.

(c)

(i)            With respect to the Milestone Payment Amount that is payable to an Equity Award Holder, Parent shall, or shall cause the Surviving Corporation or an Affiliate thereof to, pay, within two (2) business days of the Milestone Payment Date, the aggregate Milestone Payment Amount due to each Equity Award Holder as follows: (A) to each Equity Award Holder who, as of immediately after the completion of the Merger, is employed by the Surviving Corporation or one of its Affiliates (whether or not employed by Parent or any of its Affiliates as of the Milestone Payment Date) and (B) to SpinCo for further distribution, as paying agent on behalf of the Surviving Corporation under the Transition Services Agreement (as defined in the Merger Agreement), through SpinCo’s or its Affiliate’s payroll system to each Equity Award Holder who, as of immediately after the completion of the Merger, is employed by SpinCo or one of its Affiliates (whether or not employed by SpinCo or any of its Affiliates as of the Milestone Payment Date).

(ii)            If any such payment in accordance with this Section 2.4(c) cannot be made through the applicable payroll system or payroll provider or by the Paying Agent, then the Surviving Corporation will issue a check for such payment to such Equity Award Holder (less applicable withholding Taxes, if any), which check will be sent by overnight courier to the most recent address on the Surviving Corporation’s personnel records for such Equity Award Holder as soon as reasonably practicable following the Milestone Payment Date.

(iii)            For the avoidance of doubt, in the event an Equity Award Holder also received CVRs in respect of Common Shares held immediately prior to the Effective Time, such CVRs in respect of Common Shares are not subject to the provisions of this Agreement relating to CVRs issued in respect of Equity Awards.

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(d)            Each of the Rights Agent, Parent, the Surviving Corporation and their respective Affiliates shall be entitled to deduct and withhold from any cash amounts payable pursuant to this Agreement such amounts as it is required to deduct and withhold by any applicable Tax Laws. Prior to making any such Tax deductions or withholdings or causing any such Tax deductions or withholdings to be made with respect to any Holder (other than an Equity Award Holder, in its capacity as such), the applicable withholding agent shall, to the extent practicable, timely provide notice to the Holder of such potential withholding and, if applicable, a reasonable opportunity for the Holder to provide any necessary tax forms (Internal Revenue Service (“IRS”) Form W-9s or IRS Form W-8s) or other information in order to avoid or reduce such withholding amounts; provided, however, that the time period for payment of a Milestone Payment by the Rights Agent set forth in this Section 2.4 shall be extended by a period equal to any delay caused by the Holder providing such forms. Any amounts deducted or withheld and timely remitted to the appropriate Governmental Authority shall be treated for all purposes under this Agreement and the Merger Agreement as having been paid to the Person to whom such amounts would otherwise have been paid. Parent shall deliver (or shall cause the Rights Agent, Surviving Corporation or its applicable Affiliate to deliver) to the Person with respect to whom such withholding is made an IRS Form 1099 or other reasonably acceptable evidence of such deduction or withholding.

(e)            Any portion of the aggregate Milestone Payment Amounts that remain undistributed to the Holders on the date that is twelve (12) months after the date of the Milestone Achievement Notice shall be delivered by the Rights Agent to Parent and any Holder shall thereafter look only to Parent for payment of such Holder’s Milestone Payment Amount, without interest, but such Holder shall have no greater rights against Parent than those accorded to general unsecured creditors of Parent under applicable Laws.

(f)            None of Parent, the Rights Agent or any of their respective Affiliates shall be liable to any person in respect of the Milestone Payment Amounts delivered to a public official in compliance with any applicable state, federal or other abandoned property, escheat or similar Law. If, despite Parent’s and/or the Rights Agent’s commercially reasonable efforts to deliver a Milestone Payment Amount to the applicable Holder, such Milestone Payment Amount has not been paid prior to the date on which such Milestone Payment Amount would otherwise escheat to or become the property of any Governmental Authority, any such Milestone Payment Amount shall, to the extent permitted by applicable Laws, immediately prior to such time become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto. In addition to and not in limitation of any other indemnity obligation herein, Parent agrees to indemnify and hold harmless the Rights Agent with respect to any liability, penalty, cost or expense the Rights Agent may incur or be subject to in connection with transferring such property to Parent.

(g)            Except to the extent any portion of a Milestone Payment Amount is required to be treated as imputed interest pursuant to applicable Laws, the Parties hereto intend to treat Milestone Payment Amounts made with respect to CVRs issued in exchange for Common Shares and Common Shares underlying Company Warrants pursuant to the Merger Agreement for U.S. federal and applicable state and local income Tax purposes as additional consideration. Parent and the Surviving Corporation shall report imputed interest on the CVRs as required by applicable Laws.

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(h)            The Parties intend, to the extent consistent with applicable Laws, to treat the payments from the CVRs received with respect to the Company Equity Awards for all U.S. federal and applicable state and local income Tax purposes as compensation payments (and not to treat the issuance of the CVR to the Equity Award Holder as a payment itself).

Section 2.5             No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent. Nothing contained in this Agreement shall be construed as conferring upon any Holder, by virtue of being a Holder of a CVR, the right to receive dividends or the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of Parent or any constituent company to the Merger or any of their respective Subsidiaries or Affiliates or any other matter, or any other rights of any kind or nature whatsoever as a stockholder of Parent or in any constituent company to the Merger or any of their respective Subsidiaries or Affiliates, either at law or in equity. The CVRs shall not represent any equity or ownership interest in Parent or in any constituent company to the Merger or any of their respective Subsidiaries or Affiliates. The rights of a Holder in respect of the CVRs are limited to those specifically expressed in this Agreement.

Section 2.6             Enforcement of Rights of Holders. Any actions seeking the enforcement of the rights of Holders hereunder may be brought by the Acting Holder.

Section 2.7             Ability to Abandon CVR. A Holder may, at any time and at such Holder’s option, abandon all of such Holder’s remaining rights in such Holder’s CVRs, by transferring such CVRs to Parent or any of its Affiliates without consideration therefor, which a Holder may effect by delivery of a written notice of such abandonment to Parent and the Rights Agent. Nothing in this Agreement shall prohibit Parent or any of its Affiliates from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its sole discretion. Any CVRs acquired by Parent or any of its Affiliates shall be automatically deemed extinguished and no longer outstanding for purposes of the definition of “Majority Holders”, Article V and Section 6.3.

Article III

The Rights Agent

Section 3.1             Certain Duties and Responsibilities. Parent hereby appoints the Rights Agent to act as rights agent for Parent in accordance with the express terms and conditions set forth in this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Rights Agent shall not have any liability for any actions taken, suffered or omitted to be taken in connection with this Agreement, except to the extent of its gross negligence, bad faith, willful or intentional misconduct or willful breach (each as determined by a final non-appealable judgment of a court of competent jurisdiction). The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any Holders with respect to any action, default or breach by Parent, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any Proceedings at law or otherwise or to make any demand upon Parent. All Parties shall be entitled to rely on any action by the Rights Agent as if such action is an action of the Holders, unless the Acting Holder has elected to take such action pursuant to Section 6.7.

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Section 3.2             Certain Rights of the Rights Agent. The Rights Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Rights Agent. In addition:

(a)            the Rights Agent may rely and shall be protected and held harmless by Parent in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper Party or Parties;

(b)            whenever the Rights Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Rights Agent may request and rely upon an Officer’s Certificate, which certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall, in the absence of willful or intentional misconduct, bad faith or gross negligence on its part, incur no liability and be held harmless by Parent for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in good faith reliance upon such Officer’s Certificate;

(c)            the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection for the Rights Agent, and the Rights Agent shall be held harmless by Parent in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d)            the permissive rights of the Rights Agent to do things enumerated in this Agreement shall not be construed as a duty;

(e)            the Rights Agent shall not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the CVRs;

(f)            the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Parent with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Parent only;

(g)            the Rights Agent shall have no liability and shall be held harmless by Parent in respect of the validity of this Agreement and the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Parent), nor shall it be responsible for any breach by Parent of any covenant or condition contained in this Agreement;

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(h)            Parent agrees to indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, suit or expense (including the reasonable expenses and counsel fees and other disbursements) (collectively, “Losses”) arising out of or in connection with the Rights Agent’s duties under this Agreement, including the reasonable and documented out-of-pocket costs and expenses of defending the Rights Agent against any such Losses, unless such Losses have been determined by a final non-appealable judgment of a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith, willful or intentional misconduct or willful breach;

(i)            the Rights Agent shall not be liable for special, punitive, indirect, consequential or incidental losses or damages of any kind whatsoever (including, but not limited to, lost profits) arising under any provision of this Agreement, even if the Rights Agent has been advised of the likelihood of such loss or damage, in the absence of gross negligence, bad faith or willful or intentional misconduct on its part (each as determined by a final non-appealable judgment of a court of competent jurisdiction);

(j)            Parent agrees (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement as agreed upon in writing by the Rights Agent and Parent on or prior to the Effective Time, and (ii) to reimburse the Rights Agent for (x) all Taxes other than (A) withholding Taxes owed by Holders and (B) Taxes imposed on or measured by the Rights Agent’s net income and franchise or similar Taxes imposed on it (in lieu of net income Taxes) and (y) governmental charges, reasonable out-of-pocket expenses and other out-of-pocket charges of any kind and nature incurred by the Rights Agent in the execution of this Agreement (other than Taxes). The Rights Agent shall also be entitled to reimbursement from Parent for all reasonable and documented necessary out-of-pocket expenses paid or incurred by it in connection with the administration by the Rights Agent of its duties hereunder;

(k)            no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it;

(l)            other than for guarantees of signature as provided in Section 2.3(c), no Holder shall be obligated to indemnify the Rights Agent for, or hold the Rights Agent harmless against, any loss, liability, claim, demand, suit or expense arising out of or in connection with the Rights Agent’s duties under this Agreement or to pay or reimburse the Rights Agent for any fees, costs or expenses incurred by the Rights Agent in connection with this Agreement or the administration of its duties hereunder, and the Rights Agent shall not be entitled to deduct any amount from the Milestone Payment Amount in any circumstance except as provided in Section 2.4(d);

(m)            anything to the contrary in this Agreement notwithstanding, the aggregate liability of the Rights Agent arising in connection with this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the aggregate amount of fees and charges (but not reimbursed expenses) paid or payable hereunder by Parent to the Rights Agent during the twelve (12) month period immediately preceding the event for which recovery from the Rights Agent is being sought;

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(n)            the Rights Agent may exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents, absent gross negligence, bad faith or willful or intentional misconduct (each as determined by a final non-appealable judgment of a court of competent jurisdiction) in the selection and continued employment thereof;

(o)            subject to applicable Law, nothing herein shall preclude the Rights Agent from acting in any other capacity for Parent or for any other Person; and

(p)            The provisions of Section 2.4(f), Section 3.1 and this Section 3.2 shall survive the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.

Section 3.3             Funds Received. All funds received by the Rights Agent under this Agreement that are to be distributed or applied by the Rights Agent in the performance of services hereunder (the “Funds”) shall be held by the Rights Agent as agent for Parent and deposited in one or more bank accounts to be maintained by the Rights Agent in its name as agent for Parent. Until paid pursuant to the terms of this Agreement, the Rights Agent will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above A or equivalent by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Rights Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Rights Agent in accordance with this Section 3.3, including any losses resulting from a default by any bank, financial institution or other third party. The Rights Agent may from time to time receive interest, dividends or other earnings in connection with such deposits. The Rights Agent shall not be obligated to pay such interest, dividends or earnings to Parent, any Holder or any other Party, other than as part of any repayment to Parent in accordance with Section 2.4(e).

Section 3.4             Resignation and Removal; Appointment of Successor.

(a)            The Rights Agent may resign at any time by giving written notice thereof to Parent specifying a date when such resignation shall take effect, which notice shall be sent at least sixty (60) days prior to the date so specified, but in no event shall such resignation become effective until a successor Rights Agent has been appointed. Parent has the right to remove the Rights Agent at any time by specifying a date when such removal shall take effect, but no such removal shall become effective until a successor Rights Agent has been appointed. Notice of such removal shall be given by Parent to the Rights Agent, which notice shall be sent at least sixty (60) days prior to the date so specified.

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(b)            If the Rights Agent provides notice of its intent to resign, is removed or becomes incapable of acting, Parent shall, as soon as is reasonably possible, appoint a qualified successor Rights Agent who shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. Notwithstanding the foregoing, if Parent shall fail to make such appointment within a period of sixty (60) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the incumbent Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. The successor Rights Agent so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent.

(c)            Parent shall give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent through the facilities of DTC in accordance with DTC’s procedures and/or by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice shall include the name and address of the successor Rights Agent. If Parent fails to send such notice within ten (10) Business Days after acceptance of appointment by a successor Rights Agent, the successor Rights Agent shall cause the notice to be mailed at the expense of Parent.

(d)            The Rights Agent will cooperate with Parent and any successor Rights Agent in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including transferring the CVR Register to the successor Rights Agent.

Section 3.5             Acceptance of Appointment by Successor. Every successor Rights Agent appointed hereunder shall, at or prior to such appointment, execute, acknowledge and deliver to Parent and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Rights Agent. On request of Parent or the successor Rights Agent, the retiring Rights Agent shall execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers, duties and trusts of the retiring Rights Agent.

Article IV

Covenants

Section 4.1             List of Holders. Parent shall furnish or cause to be furnished to the Rights Agent, promptly after the Effective Time and in no event later than ten (10) Business Days following the Effective Time, (i) in such form as Parent receives from the Surviving Corporation’s transfer agent (or other agent performing similar services for the Surviving Corporation), the names and addresses of the Holders (other than Equity Award Holders and Company Warrant Holders) and, (ii) with respect to Equity Award Holders and Company Warrant Holders, in such form as set forth in the Capitalization Schedule.

Section 4.2             Payment of Milestone Payment. Parent will duly deposit or cause to be deposited with the Rights Agent, for payment to the Holders, when payable in accordance with the terms of this Agreement, the Milestone Payment Amount to be made to each Holder in accordance with Section 2.4(a) hereof (other than Equity Award Holders, in respect of which the Milestone Payment Amount shall be paid in accordance with Section 2.4(c) hereof). Such amounts shall be considered paid on the Milestone Payment Date if on such date the Rights Agent has received in accordance with this Agreement money sufficient to pay all such amounts then due. If the Milestone has not been achieved prior to the expiration of the Milestone Period, then neither Parent nor any of its Affiliates will be required to make any payment to the Rights Agent or the Holders pursuant to this Agreement in respect of such Milestone.

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Section 4.3             Assignment Transactions; Change in Control.

(a)            During the Milestone Period, Parent shall not, and shall cause its Affiliates, including the Surviving Corporation, not to, consummate any Assignment Transaction in which commercialization rights to the Product in the U.S. or the obligations set forth in Section 4.4 of this Agreement are transferred other than to a controlled Affiliate of Parent, unless (i) the acquiring Person (each such Person, an “Assignment Transaction Acquiror”) is a Significant Pharmaceutical Company and (ii) Parent has delivered to the Rights Agent an Officer’s Certificate stating that such condition precedent has been complied with. In the event of the consummation of an Assignment Transaction permitted by this Section 4.3(a) in which the Assignee assumes all of Parent’s obligations hereunder, Parent may elect to be released from any and all obligations hereunder only if the Assignment Transaction Acquiror in connection with such an Assignment Transaction expressly assumes, by an assumption agreement, executed and delivered to the Rights Agent, in form attached as Annex A, the due and punctual payment of the Milestone Payment if and when payable in accordance with the terms of this Agreement, and the performance or observance of every covenant of this Agreement not yet performed or observed on the part of Parent to be performed or observed.

(b)            Notwithstanding Section 4.3(a), Parent may, in its sole discretion and without the consent of any other party, consummate any Change in Control; provided, that, solely in the event that the obligations set forth in this Agreement would not continue to be obligations of Parent, or would not have been assumed by operation of law, Parent will reconfirm its obligations, duties and covenants under this Agreement. No later than 45 days following the consummation of any such Change in Control, Parent will deliver to the Rights Agent an Officer’s Certificate, stating that such Change in Control complies with this Section 4.3(b).

Section 4.4             Books and Records. Parent shall, and shall cause its Subsidiaries to, keep records in sufficient detail to enable the Holders to determine compliance with the terms of this Agreement, including the amounts payable hereunder.

Section 4.5             Diligent Efforts. During the Milestone Period, Parent (and its successors and assigns) shall, and shall cause its (and their) Subsidiaries to, use Diligent Efforts to achieve the Milestone prior to the end of the Milestone Period. Neither Parent nor any of its Affiliates shall take any action, or fail to take any action, whose primary purpose is to avoid the achievement of either the Milestone or payment of the Milestone Payment.

Section 4.6             Records and Written Updates. Parent shall, and shall cause its Affiliates and any licensees or sublicensees of the rights to the Product to, keep true, complete and accurate records in sufficient detail to enable the Acting Holder and their consultants or professional advisors to document the achievement of the Milestone and the payment of the aggregate Milestone Payment Amounts hereunder. As promptly as reasonably practicable following receipt of a written request from the Acting Holder, Parent will provide the Holders with a written update in reasonable detail describing the progress, status and anticipated trajectory of the development of the Product; provided that, Parent shall not be obligated to provide more than one (1) such update during any consecutive six (6)-month period or any such update after the making of the Milestone Payment. Upon the reasonable request of the Rights Agent or the Acting Holder, Parent will make available by telephone or videoconference the relevant personnel involved in the preparation of such summary for the purpose of responding to the Rights Agent’s or the Acting Holder’s reasonable questions regarding the contents of each such written update by no more than one meeting by telephone or video conference for each such written update.

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Article V

Amendments

Section 5.1             Amendments without Consent of Holders.

(a)            Without the consent of any Holders, Parent, at any time and from time to time, may enter into one or more amendments hereto with the Rights Agent, for any of the following purposes:

(1)            to evidence the succession of another Person as a successor Rights Agent and the assumption by any such successor of the covenants and obligations of the Rights Agent herein;

(2)            to add to the covenants of Parent such further covenants, restrictions, conditions or provisions as Parent shall consider to be for the protection of the Holders; provided, that, in each case, such provisions do not adversely affect the interests of the Holders;

(3)            to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, provided that, in each case, such provisions do not materially adversely affect the interests of the Holders;

(4)            as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any applicable state securities or “blue sky” laws; provided, that, such amendments do not materially adversely affect the interests of the Holders;

(5)            to reduce the number of CVRs, in the event any Holder agrees to renounce such Holder’s rights under this Agreement in accordance with Section 6.11;

(6)            subject to Section 4.3, to evidence the succession of another Person to Parent and the assumption by any such successor of the covenants of Parent contained herein;

(7)            to evidence the assignment of this Agreement by Parent as provided in Section 4.3; or

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(8)            any other amendment to this Agreement that would provide any additional rights or benefits to the Holders or that does not materially adversely affect the legal rights under this Agreement of any such Holder.

(b)        Promptly after the execution and delivery by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Parent shall mail (or cause the Rights Agent to mail) a notice thereof in accordance with Section 6.2 to the Holders, setting forth such amendment.

Section 5.2      Amendments with Consent of Holders.

(a)        Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders or the Rights Agent), with the prior consent of the Majority Holders, whether evidenced in writing or taken at a meeting of the Holders, Parent and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interest of the Holders.

(b)       Promptly after the execution and delivery by Parent and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, Parent shall mail (or cause the Rights Agent to mail) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.

Section 5.3      Execution of Amendments. Prior to executing any amendment permitted by this Article V, the Rights Agent shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. Each amendment to this Agreement shall be evidenced by a writing signed by the Rights Agent and Parent. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, protections, covenants or duties under this Agreement or otherwise.

Section 5.4      Effect of Amendments. Upon the execution of any amendment under this Article V, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and every Holder shall be bound thereby.

Article VI

Miscellaneous and General

Section 6.1      Termination. This Agreement will be terminated and of no force or effect, the Parties will have no liability hereunder (other than with respect to monies due and owing by Parent to the Rights Agent) and no payments will be required to be made, upon the earlier to occur of (a) the payment by the Rights Agent of the Milestone Payment Amount required to be paid under the terms of this Agreement in accordance with Section 2.4(a) and (c), and (b) the expiration of the Milestone Period. For the avoidance of doubt (a) the termination of this Agreement will not affect or limit the right to receive the Milestone Payments under Section 2.4 to the extent earned but not paid prior to termination of this Agreement, and in such case the provisions applicable thereto will survive the expiration or termination of this Agreement and (b) notwithstanding anything to the contrary set forth herein, the right of any Holder to receive the Milestone Payment, and all covenants and obligations of Parent and its Affiliates, shall be irrevocably terminated and extinguished if the Milestone is not achieved prior to the expiration of the Milestone Period; provided, that the termination of this Agreement shall not affect or limit the Holders’ right to pursue claims for breach of covenants or other obligations which occurred prior to the expiration of the Milestone Period and, in each case, the provisions applicable thereto will survive the expiration or termination of this Agreement.

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Section 6.2      Notices to the Rights Agent and Parent. Any notice or other communication required or permitted hereunder will be in writing and will be deemed given when delivered in person, by overnight courier, or by email transmission (provided, that no “bounce back” or similar message of non- delivery is received with respect thereto), or two (2) business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

If to Parent:

Aventis Inc.

55 Corporate Drive

Bridgewater, NJ 08807

Attention: General Counsel

In each case, with a copy to (which shall not constitute notice):

Weil, Gotshal & Manges LLP
767 5th Avenue
New York, New York 10153

Attention:	Michael J. Aiello
Amanda Fenster
Email:	[*****]
[*****]

If to Rights Agent:

Continental Stock Transfer & Trust Company

[Address]
Attention: [●]
Email: [●]

Any party hereto may by notice delivered in accordance with this Section 6.2 to the other parties hereto designate updated information for notices hereunder. Notice of any change to the address or any of the other details specified in or pursuant to this section will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) business days after such notice would otherwise be deemed to have been received pursuant to this section. Nothing in this section will be deemed to constitute consent to the manner or address for service of process in connection with any legal Proceeding, including litigation arising out of or in connection with this Agreement.

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Section 6.3      Notice to Holders. Where this Agreement provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

Section 6.4      Governing Law; Jurisdiction; WAIVER OF JURY TRIAL.

(a)        This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any Laws that might otherwise govern under applicable principles of conflicts of law thereof. The parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties of any Party; (ii) the parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.

(b)        Each of the Parties irrevocably agrees that any legal action or Proceeding with respect to this Agreement or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each of the Parties hereby irrevocably submits with respect to any action or Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.

(c)        EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO. Each Party to this Agreement certifies and acknowledges that (i) no Representative of any other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action, (ii) such Party has considered the implications of this waiver, (iii) such Party makes this waiver voluntarily, and (iv) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.4(c).

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Section 6.5      No Waiver; Remedies Cumulative. No failure or delay by any Party in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

Section 6.6      Entire Agreement; Counterparts. As between Parent and the Holders, this Agreement, the Merger Agreement and the other agreements, exhibits, annexes and schedules referred to herein constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between such parties, with respect to the subject matter hereof and thereof. As between Parent and the Rights Agent, this Agreement and any schedule or exhibit attached hereto constitutes the entire agreement and supersede all prior agreements and understandings, both written and oral, between such parties, with respect to the subject matter hereof and thereof. This Agreement may be executed in two (2) or more counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, delivered by electronic mail), each of which will be deemed an original but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties hereto and delivered to the other Parties hereto, it being understood that all Parties hereto need not sign the same counterpart.

Section 6.7      Third-Party Beneficiaries; Action by Acting Holder. Parent and the Rights Agent hereby agree that the respective covenants and agreements set forth herein are intended to be for the benefit of, and shall be enforceable by, the Acting Holder, who (along with all other Holders) is intended to be a third-party beneficiary hereof. Parent and the Rights Agent further agree that this Agreement and their respective covenants and agreements set forth herein are solely for the benefit of Parent, the Rights Agent, the Holders and their permitted successors and assigns hereunder in accordance with and subject to the terms of this Agreement, and nothing in this Agreement, express or implied, will confer upon any Person other than Parent, the Rights Agent, the Holders and their permitted successors and assigns hereunder any benefit or any legal or equitable right, remedy or claim hereunder. Except for the right of the Rights Agent set forth herein, the Acting Holder will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or Proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights; provided, that the foregoing shall not limit the ability of an individual Holder to seek a payment due from the applicable party pursuant to Section 2.4 solely to the extent that such payment has been finally determined to be due and payable under this Agreement and has not been paid when due); provided, further, that all Holders (including the Acting Holder) must enforce any such legal or equitable rights, remedies or claims under this Agreement against Parent and not the Rights Agent. In any such action, the Acting Holder shall be deemed to represent all Holders. Amounts collected by the Acting Holder in any such suit shall be paid first to reimburse the legal fees and other costs and expenses incurred by the Acting Holder and the balance shall be distributed to all Holders. The Acting Holder, in acting pursuant to this Section 6.7 on behalf of all Holders, shall have no liability to any other Holders for any such actions

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Section 6.8      Specific Performance. The Parties hereto acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) Parent or Assignee (as such term is defined below), on the one hand, or the Rights Agent or the Acting Holder, on the other hand, will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to specific performance, or other non-monetary equitable relief, to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) such Parties will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.

Section 6.9      Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties hereto will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision; provided, however, that if an excluded or modified provision materially and adversely affects the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to Parent.

Section 6.10    Assignment. This Agreement shall not be assignable by any of the Parties (whether by operation of Law or otherwise); provided, however, that (a) Parent may assign this agreement to a Person (each such Person, an “Assignee”) (i) which is a direct or indirect wholly-owned Subsidiary of Ultimate Parent (provided, that Parent remains jointly and severally liable), (ii) with the prior consent of the Acting Holder, whether evidenced in writing or by a vote taken at a meeting of the Holders, or (iii) in connection with a transaction involving an Assignment Transaction conducted in compliance with Section 4.3 and (b) the Rights Agent may assign this Agreement to a successor Rights Agent appointed in accordance with Section 3.3.

Section 6.11    Benefits of Agreement. Notwithstanding anything to the contrary contained herein, any Holder may at any time agree to renounce, in whole or in part, whether or not for consideration, such Holder’s rights under this Agreement by written notice to the Rights Agent and Parent, which notice, if given, shall be irrevocable. Parent may, in its sole discretion, at any time, offer consideration to any Holder, a group of Holders, or all Holders in exchange for their agreement to irrevocably renounce their rights hereunder.

Section 6.12    Legal Holidays. In the event that the Milestone Payment Date shall not be a Business Day, then (notwithstanding any provision of this Agreement to the contrary) payment need not be made on such date, but may be made, without the accrual of any additional interest thereon on account of such Milestone Payment Date not being a Business Day, on the next succeeding Business Day with the same force and effect as if made on such Milestone Payment Date.

Section 6.13    Interpretation; Construction.

(a)        The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(b)       The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any provision of this Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties hereto as of the date first written above.

AVENTIS INC.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

[Signature Page to Contingent Value Rights Agreement]

Annex A

Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT, made as of [●] (this “Agreement”), between [PARENT], a [●] (“Assignor”) and [●], a [●] [●] (“Assignee”). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings given to them in the CVR Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Assignor and [Continental Stock Transfer & Trust Company], a New York corporation (the “Rights Agent”), are parties to a Contingent Value Rights Agreement dated as of [●], 2024 (the “CVR Agreement”); and

WHEREAS, Assignor and Assignee desire to execute and deliver this Agreement evidencing the transfer to Assignee the due and punctual payment of the Milestone Payment and the performance or observance of every covenant of the CVR Agreement not yet performed or observed on the part of Assignor to be performed and observed and the assumption thereof of Assignee.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.            Assignment. Effective as of [●] (the “Assignment Date”), Assignor hereby assigns to Assignee, and Assignee hereby accepts the assignment of, the due and punctual payment of the Milestone Payment and the performance or observance of every covenant of the CVR Agreement not yet performed or observed on the part of Assignor to be performed and observed.

2.            Assumption. Effective as of the Assignment Date, Assignee hereby assumes the due and punctual payment of the Milestone Payment and the performance or observance of every covenant of the CVR Agreement not yet performed or observed on the part of Assignor to be performed and observed.

3.            Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective successors and assigns.

4.            Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any laws, rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware.

5.            Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

A-1

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]

Annex IV

PROMISSORY NOTE

Date of Issue: [●], 2024

FOR VALUE RECEIVED, the undersigned, Inhibrx, Inc., a Delaware corporation (the “Company”), hereby promises to pay to Aventis Inc., a Pennsylvania corporation (“Parent” and together with the Company, the “Parties” and each a “Party”), the aggregate unpaid principal amount (the “Principal Amount”) of the Loan (as defined below) made by Parent to the Company under this Promissory Note (this “Note”), on the date, in the amount and in accordance with the terms set forth in this Note, together with all accrued and unpaid interest thereon.

1.            Interpretation. This Note is the “Promissory Note” referred to in that certain Agreement and Plan of Merger, dated as of January 22, 2024, by and among Parent, the Company and Art Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (as the same may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) and in that certain Separation and Distribution Agreement, dated as of January 22, 2024, by and among the Company, SpinCo (as defined therein) and, in respect of certain Sections, Parent (the “SDA” and, together with the Merger Agreement, the “Transaction Agreements”). All capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to them in the Merger Agreement.

2.            Loans and Interest.

(a)            Subject to the terms and conditions set forth in this Note, Parent shall make a loan (the “Loan”) to the Company on [●] (such day, the “Funding Date”) in a principal amount equal to [●].

(b)            The outstanding Principal Amount of this Note will bear interest at a per annum rate equal to Term SOFR plus 15 basis points (0.15%). Interest will accrue on the Loan from the Funding Date until the Principal Amount is repaid in cash. The Company shall pay accrued interest on the Note on the date of repayment in accordance with Paragraph 4 and Paragraph 5, as applicable, below.

For purposes of this Note:

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Term SOFR” means the forward-looking SOFR term rate for an interest period of one (1) month administered by the Term SOFR Administrator and published on the applicable Reuters screen page as of 11:00 a.m. (New York time) two (2) U.S. Government Securities Business Days preceding the Funding Date; provided, that if Term SOFR would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Note.

“Term SOFR “Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator).

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“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

3.            Conditions. The obligations of each Party evidenced by this Note are expressly contingent upon the release of the SpinCo Funding from the Escrow Account to SpinCo, it being understood and agreed that if the SpinCo Funding from the Escrow Account is released back to Parent, this Note shall be void ab initio.

4.            Repayment. The Company will repay the outstanding Principal Amount, together with all accrued and unpaid interest and any costs or amounts accrued but unpaid hereunder, in full within thirty (30) days of demand thereof by Parent.

5.            Prepayment. The Company may prepay the Principal Amount in whole or in part at any time or from time to time without penalty, together with interest accrued thereon to the date of such prepayment.

6.            Termination. This Note shall terminate on the date of repayment in full in accordance with Paragraph 4, or on the date of repayment in accordance with Paragraph 5.

7.            Currency of Loans. All Loans under this Note shall be by wire transfer of same-day funds paid in U.S. dollars.

8.            Amendment. This Note may not be changed, modified or terminated except by written instrument signed by Parent and the Company.

9.            Binding Effect; Assignment. This Note shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment of this Note or of any rights or obligations hereunder by any Party may be made without the prior written consent of the other Party and any attempted assignment without the required consent shall be void, provided, however, Parent may assign, in its sole discretion and without the consent of any other party hereto, this Note and any or all of its respective rights or obligations hereunder to any Affiliate of Parent, but no such assignment shall relieve Parent of any Liability hereunder. The obligations of the Company under this Note are registered as to both principal and stated interest with the Company, and the right, title and interest of Parent and its assignees in and to such obligations may be effected only by surrender of the old instrument and either the reissuance by the Company of the old instrument to the new holder or the issuance by the Company of a new instrument to the new holder.

10.            Rights. No failure or delay by any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

2

11.            Remedies. The Parties agree that irreparable damage would occur in the event that any term or provision of this Note was not performed by any Party in accordance with the terms hereof and that each Party shall be entitled to monetary damages equal to the amount owed by the non-performing Party pursuant to Section 2 or Section 4, including accrued interest, in addition to any other remedies to which such Party is entitled at law or in equity, in each case without the requirement of posting any bond or other type of security.

12.            Tax Forms. Parent and any successor or assign that is entitled to an exemption from or reduction of withholding tax (including, without limitation, any withholding tax imposed under any of Sections 1441 – 1446, 1471 – 1474, and/or Sections 3401 – 3406 of the Code) under the law of the United States, or an applicable treaty to which such jurisdiction is a party, with respect to payments under this Note shall deliver to the Company, at the time or times prescribed by applicable law and at any times reasonably requested by the Company, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate.

13.            Governing Law. This Note and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware (“Delaware Law”), regardless of any Laws that might otherwise govern under applicable principles of conflicts of law thereof. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Note and that such statute mandates the application of Delaware Law to this Note, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties of any Party; (ii) the parties have a reasonable basis for the application of Delaware Law to this Note, the relationship of the parties, the transactions contemplated hereby, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the parties’ choice of Delaware Law hereunder, would have an interest in the foregoing

14.            Submission to Jurisdiction. Each Party irrevocably agrees that any legal action or Proceeding with respect to this Note or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each Party hereby irrevocably submits with respect to any action or Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Note, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), or (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper or (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.

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15.            Final Agreement.

(a)            THIS NOTE AND THE PROVISIONS OF THE MERGER AGREEMENT REFERENCED HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

(b)            THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS NOTE.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the undersigned have caused this Note to be executed and delivered by its proper and duly authorized officer as of the date set forth above.

company:

Inhibrx, Inc.

By:
Name: [●]
Title: [●]

Parent:

Aventis Inc.

By:
Name: [●]
Title: [●]

[Signature Page to Promissory Note]

Exhibit 2.2

EXECUTION VERSION

SEPARATION AND DISTRIBUTION AGREEMENT

BY AND AMONG

INHIBRX, INC.,

IBEX SPINCO, INC.,

AND,

SOLELY WITH RESPECT TO SECTION 2.7(b), SECTION 2.10, SECTION 3.3, SECTION 4.2, SECTION 4.3, SECTION 4.7, SECTION 5.1, SECTION 6.6(i), SECTION 8.3, SECTION 8.6, SECTION 8.7, AND SECTION 8.8,

AVENTIS INC.

Dated as of January 22, 2024

NO AGREEMENT, ORAL OR WRITTEN, REGARDING OR RELATING TO ANY OF THE MATTERS COVERED BY THIS DRAFT AGREEMENT HAS BEEN ENTERED INTO BETWEEN THE PARTIES. THIS DOCUMENT, IN ITS PRESENT FORM OR AS IT MAY BE HEREAFTER REVISED BY ANY PARTY, WILL NOT BECOME A BINDING AGREEMENT OF THE PARTIES UNLESS AND UNTIL IT HAS BEEN SIGNED BY ALL PARTIES. THE EFFECT OF THIS LEGEND MAY NOT BE CHANGED BY ANY ACTION OF THE PARTIES.

THIS DOCUMENT SHALL BE KEPT CONFIDENTIAL PURSUANT TO THE TERMS OF THE CONFIDENTIALITY AGREEMENT ENTERED INTO BY THE RECIPIENT HEREOF AND, IF APPLICABLE, ITS AFFILIATES, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

v

EXHIBITS AND SCHEDULES

Exhibit A	Transition Services Agreement
Exhibit B	SpinCo Bylaws

Schedule A	RemainCo Assets
Schedule B	SpinCo Employees
Schedule C	SpinCo Liabilities
Schedule D	Transferred Plans
Schedule E	ClinOps Employees
Schedule F	Steps Plan
Schedule G	SpinCo Accounts
Schedule H	SpinCo Assets
Schedule I	Novation Contracts
Schedule J	Commingled Contracts
Schedule K	RemainCo Liabilities
Schedule L	Employment Arrangements
Schedule M	Retention Program

SEPARATION AND DISTRIBUTION AGREEMENT

This SEPARATION AND DISTRIBUTION AGREEMENT (this “Agreement”), dated as of January 22, 2024, is entered into by and among Inhibrx, Inc., a Delaware corporation (together with its successor entities, the “Company”), Ibex SpinCo, Inc., a Delaware corporation and a wholly owned Subsidiary of the Company (“SpinCo” and, together with the Company, the “Parties” and each a “Party”), and, solely with respect to Section 2.7(b), Section 2.10, Section 3.3, Section 4.2, Section 4.3, Section 4.7, Section 5.1, Section 6.6(i), Section 8.3, Section 8.6, Section 8.7 and Section 8.8, Aventis Inc., a Pennsylvania corporation (“Parent”).

RECITALS

WHEREAS, the Company, Parent and Art Acquisition Sub, Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), have entered into that certain Agreement and Plan of Merger, dated as of January 22, 2024 (the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub shall merge with and into the Company, with the Company surviving such merger (the “Merger”) as a wholly owned Subsidiary of Parent;

WHEREAS, it is a condition to the Merger that, immediately prior to the Effective Time, the Company distribute to the Company’s stockholders as of the Distribution Record Date the Released Equity Interests, on a pro rata basis in accordance with their ownership interests in the Company, in accordance with the terms and conditions of this Agreement and subject to compliance with applicable Law (such distribution, the “Distribution”);

WHEREAS, the board of directors of the Company (the “Company Board of Directors”) has determined that it is in the best interests of the Company and its stockholders to separate certain businesses, product candidates and corporate infrastructure of the Company, such that at the time of the Distribution, (i) the Company will own and conduct the 101 Business and (ii) SpinCo will own and conduct the SpinCo Business;

WHEREAS, the Company Board of Directors has authorized the Distribution of shares of common stock of SpinCo (the “SpinCo Common Stock”) representing the Released Equity Interests to the holders of the Company’s issued and outstanding common stock, par value $0.0001 per share (“Company Common Stock”), as of the Distribution Record Date, at the ratio of one (1) share of SpinCo Common Stock for every four (4) shares of Company Common Stock;

WHEREAS, the Company has agreed to deliver warrants of SpinCo (the “SpinCo Warrants”) and shares of SpinCo Common Stock to the holders of the Company Warrants, in each case, to the extent required under the terms of the Company Warrants;

WHEREAS, for U.S. federal income tax purposes, it is intended that the Distribution shall be a taxable distribution by the Company to its stockholders in respect of their stock governed by Section 311(b) of the Code and shall not be governed by Section 355 of the Code (the “Intended Tax Treatment”);

WHEREAS, prior to the Distribution, the Company shall, on the terms and subject to the conditions set forth in this Agreement, consummate (or cause to be consummated) the restructuring transactions in accordance with the structure and steps set forth in Schedule F up to, but not including, the Distribution (which Schedule may be amended, supplemented or otherwise modified as agreed in writing by SpinCo and Parent) and recapitalize SpinCo, which will result in (A) the Company and/or one or more of its Subsidiaries, collectively, owning all of the RemainCo Assets and assuming (or retaining) all of the RemainCo Liabilities, (B) SpinCo and/or one or more of its Subsidiaries, collectively, owning all of the SpinCo Assets and assuming (or retaining) all of the SpinCo Liabilities, and (C) all actions contemplated by Article II to be performed by their terms prior to the Distribution having been completed (the “Pre-Closing Reorganization”);

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WHEREAS, following the Distribution but prior to the Effective Time, SpinCo shall issue authorized shares of SpinCo Common Stock and SpinCo Warrants, in each case as required to satisfy the Company’s obligations pursuant to the Company Warrants; and

WHEREAS, the Parties have determined to set forth the principal corporate and other transactions required to effect the Distribution and to set forth other agreements that will govern certain other matters prior to and following the Distribution.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Parties hereby agree as follows:

Article I

DEFINITIONS; CONSTRUCTION

Section 1.1          General. Unless otherwise defined herein or unless the context otherwise requires, as used in this Agreement, the following terms shall have the following meanings:

“101 Business” means all businesses, operations, activities, physical assets (including materials, analytical standard, inventory and cell banks) and intangible assets (such as Intellectual Property, including all Trade Secrets, Know-How and other confidential or proprietary information) of the Company and its Subsidiaries (including SpinCo and its Subsidiaries), whether or not such businesses, operations, activities, or physical and intangible assets are or have been terminated, divested or discontinued, in each case, as conducted at any time prior to the Distribution Effective Time and contemplated to be conducted within the indications of alpha-1 antitrypsin deficiency (AATD) or Graft vs. Host Disease (GvHD) and that primarily or exclusively relate to or are necessary for the Company and its Subsidiaries’ research, development, manufacture and commercialization or other exploitation of INBRX-101 (including, for clarity, the research program that generated INBRX-101).

“Accounting Expert” has the meaning set forth in Section 5.8(b).

“Affiliate” has the meaning set forth in the Merger Agreement; provided that, for avoidance of doubt, after the time of the Distribution, none of Parent, the Company or any of their respective Subsidiaries shall be deemed to be an Affiliate of SpinCo or any member of the SpinCo Group.

“Agent” has the meaning set forth in Section 3.2(a).

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“Agreement” has the meaning set forth in the Preamble.

“Assets” means all right, title and ownership interests in and to all assets, properties, claims, information generated for the Business, Intellectual Property, Contracts and rights (including goodwill) wherever located (including in the possession of vendors or other Third Parties or elsewhere on behalf of the Person), of every kind, character and description, whether real, personal or mixed, tangible or intangible, whether accrued or contingent, in each case whether or not received, recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person, including rights and benefits pursuant to any Contract, license, permit, indenture, note, bond, mortgage, agreement, concession, franchise, instrument, undertaking, commitment, understanding or other arrangement.

“Assignee” has the meaning set forth in Section 8.6(a).

“Benefit Plan” has the meaning set forth in the Merger Agreement.

“Business” means the 101 Business or the SpinCo Business, as applicable.

“business day” has the meaning given to such term in the Merger Agreement.

“Claim Notice” has the meaning set forth in Section 5.4(a).

“ClinOps Employees” means the employees, contractors, and other service providers set forth on Schedule E.

“ClinOps Employee Transaction Liabilities” means those Liabilities for the compensation (including severance) of the ClinOps Employees expressly assumed by RemainCo under the Transition Services Agreement.

“Closing” has the meaning given to such term in the Merger Agreement.

“Closing Company Debt” means the payoff amount set forth in the payoff letter for the Loan and Security Agreement to be provided pursuant to the terms of Section 5.8 of the Merger Agreement.

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Commingled Contract” means any Contract to which any member of the SpinCo Group or RemainCo Group is a party and relates to both (a) the SpinCo Business and (b) the 101 Business, including the Contracts set forth on Schedule J.

“Company” has the meaning set forth in the Preamble.

“Company Board of Directors” has the meaning set forth in the Recitals.

“Company Common Stock” has the meaning set forth in the Recitals.

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“Company Controlled Claim” has the meaning set forth in Section 5.7(b).

“Company Indemnified Taxes” shall mean, without duplication, (i) any and all Taxes arising in respect of (x) the SpinCo Indemnifiable Pre-Closing Reorganization Steps or (y) the Distribution; (ii) any Transfer Taxes allocated to the Company under Section 5.6(c); and (iii) any Taxes of the Company or the consolidated group or other similar group filing a Consolidated Return of which the Company is or was the common parent for the Pre-Distribution Tax Period that are not SpinCo Indemnified Taxes.

“Company Option” has the meaning given to such term in the Merger Agreement.

“Company Prepared Returns” has the meaning set forth in Section 5.6(c).

“Company Warrant” has the meaning given to such term in the Merger Agreement.

“Confidential Information” means all non-public, confidential or proprietary information concerning a Party and/or its Subsidiaries or with respect to the Company, the 101 Business, any RemainCo Assets or any RemainCo Liabilities, or with respect to SpinCo, the SpinCo Business, any SpinCo Assets or any SpinCo Liabilities, as well as all Personal Information and all Protected Health Information, which, prior to or following the Distribution, has been disclosed by a Party or its Subsidiaries to another Party or its Subsidiaries, or otherwise has come into the possession of, the other, including pursuant to the access provisions of Sections 6.1 or 6.2 or any other provision of this Agreement, including any data or documentation resident, existing or otherwise provided in a database or in a storage medium, permanent or temporary, intended for confidential, proprietary and/or privileged use by a Party (except to the extent that such Confidential Information can be shown to have been (a) in the public domain or known to the public through no fault of the receiving Party or its Subsidiaries, (b) lawfully acquired by the receiving Party or its Subsidiaries from sources other than the disclosing Party or its Subsidiaries not known to be subject to confidentiality obligations with respect to such Confidential Information or (c) independently developed by the receiving Party or its Affiliates after the time of the Distribution without reference to or use of any Confidential Information). As used herein, by example and without limitation, Confidential Information shall mean any information of a Party marked as confidential, proprietary and/or privileged.

“Confidentiality Agreement” has the meaning given to such term in the Merger Agreement.

“Consent” has the meaning given to such term in the Merger Agreement.

“Consolidated Return” has the meaning set forth in Section 5.6(g).

“Contract” has the meaning given to such term in the Merger Agreement.

“Conveyancing and Assumption Instruments” shall mean, collectively, the various Contracts and other documents (including bills of sale, stock powers, certificates of title, assignments of Contracts, assignments of Intellectual Property, Consents (to the extent obtained), permits, easements, leases, deeds and other instruments of conveyance) entered into prior to the Distribution and to be entered into to effect the Transfer of Assets and the assumption of Liabilities in the manner contemplated by this Agreement and the Distribution, or otherwise relating to, arising out of or resulting from the Transfer of Assets and/or assumption of Liabilities between members of two Groups, in substantially the form to be effected pursuant to Delaware Law, the Laws of one of the other states of the United States or the Laws of foreign jurisdictions, and in such form as the applicable parties agree or, if not appropriate for a given Transfer or assumption, in such form or forms as the applicable parties thereto agree (but taking into account any requirements of applicable Law) including to record or register transfer of title in each applicable jurisdiction, which shall be on an “as is,” “where is,” and “with all faults” basis.

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“Current Employee” means, with respect to a Person, any individual who is actively employed by such Person or on a short-term leave of absence (including maternity, paternity, family, sick or short-term disability leave, qualified military service under the Uniformed Services Employment and Reemployment Rights Act of 1994, and leave under the Family Medical Leave Act and other approved leave but excluding, for the avoidance of doubt, any individual who is on a long-term leave of absence pursuant to a long-term disability Benefit Plan).

“Data Room” has the meaning given to such term in the Merger Agreement.

“Delayed Asset” has the meaning set forth in Section 2.6(b).

“Delayed Liability” has the meaning set forth in Section 2.6(b).

“Designated Person” has the meaning set forth in Section 6.6(i).

“Discharge” has the meaning set forth in Section 4.6(a).

“Distribution” has the meaning set forth in the Recitals.

“Distribution Date” means the day on which the Distribution is effected.

“Distribution Effective Time” means the time, on the Distribution Date, that the Company effects the Distribution.

“Distribution Record Date” means such date as may be determined by the Company Board of Directors or a committee of the Company Board of Directors, as the record date for the Distribution.

“Effective Time” has the meaning given to such term in the Merger Agreement.

“Environmental Laws” has the meaning given to such term in the Merger Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Escrow Account” has the meaning set forth in Section 2.10.

“Escrow Agent” has the meaning set forth in Section 2.10.

“Escrow Agreement” has the meaning set forth in Section 2.10.

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“Exchange Act” means the Securities Exchange Act of 1934.

“Existing Representation” has the meaning set forth in Section 6.6(i).

“Expenses Cap” has the meaning set forth in the definition of “RemainCo Liabilities”.

“Final Determination” has the meaning set forth in Section 5.6(d)(iii).

“Governmental Authority” has the meaning given to such term in the Merger Agreement.

“Group” means the RemainCo Group or the SpinCo Group, as applicable.

“Guaranteed Obligations” has the meaning set forth in Section 8.7(a).

“Hazardous Materials” has the meaning given to such term in the Merger Agreement.

“INBRX-101” means (i) the Company’s precisely engineered recombinant human AAT-Fc fusion protein therapeutic candidate known as INBRX-101, as such candidate exists as of the Distribution Effective Time, and (ii) any compound that is useful in the treatment of AATD, including any serpin polypeptides (e.g., alpha-1 antitrypsin (AAT) polypeptides), fusion proteins including serpin polypeptides, INBRX-101 (having the amino acid sequence in Appendix 1), and any derivatives, modifications, homologs, improvements thereof, and back-up compounds or other compounds screened as part of the research program that generated INBRX-101, in the case of each of clauses (i) and (ii), owned or controlled by the Company as of the Distribution Effective Time.

“Incentive Plan” has the meaning given to such term in the Merger Agreement.

“Indemnified Party” has the meaning set forth in Section 5.4(a).

“Indemnifying Party” has the meaning set forth in Section 5.4(a).

“Information Statement” means the Information Statement filed with the SEC as an exhibit to the Spin-Off Registration Statement and made available to the holders of Company Common Stock in connection with the Distribution, including any amendments or supplements thereto.

“Intellectual Property” has the meaning given to such term in the Merger Agreement.

“Intended Tax Treatment” has the meaning set forth in the Recitals.

“IT System” has the meaning given to such term in the Merger Agreement.

“Know-How” has the meaning given to such term in the Merger Agreement.

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“Law” has the meaning given to such term in the Merger Agreement.

“Liability” or “Liabilities” means any and all debts, guarantees, assurances, commitments, losses, remediation, deficiencies, penalties, settlements, sanctions, costs, expenses, interest and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, known or unknown, reserved or unreserved, or determined or determinable, including those arising under any Law (including Environmental Law), Proceeding, whether asserted or unasserted, or order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority and those arising under any Contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment or undertaking or any fines, damages or equitable relief which may be imposed and including all costs and expenses related thereto.

“Liable Party” has the meaning set forth in Section 2.8(b).

“Licensed Names and Marks” means the name “Inhibrx” or any derivative or variation thereof, and any Trademarks associated with such name.

“Lien” has the meaning given to such term in the Merger Agreement.

“Linked” has the meaning set forth in Section 2.11(a).

“Losses” means all losses, damages, claims, demands, payments, penalties, judgments or settlements, including all reasonable costs and expenses (including the costs and expenses of any and all Proceedings and demands, assessments, judgments, settlements and compromises relating thereto and the reasonable and documented costs and expenses of attorneys’, accountants’, consultants’ and other professionals’ fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder) relating thereto, suffered by an Indemnified Party; provided, that, Losses shall not include any special, consequential, reputational, indirect or punitive damages (other than special, consequential, indirect, reputational and/or punitive damages (i) awarded by a court of competent jurisdiction in connection with a Third Party Claim and/or (ii) that are, in the case of special, consequential or indirect damages, a reasonable foreseeable result of the relevant breach).

“Merger” has the meaning set forth in the Recitals.

“Merger Sub” has the meaning set forth in the Recitals.

“National Securities Exchange” means a securities exchange that has registered with the SEC under Section 6 of the Exchange Act, including the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market and the Nasdaq Capital Market.

“New RemainCo Subsidiary” has the meaning set forth in the definition of “RemainCo Group.”

“Objection Notice” has the meaning set forth in Section 5.8(b).

“Other Party” has the meaning set forth in Section 2.8(a).

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“Parent” has the meaning set forth in the Preamble.

“Parties” and “Party” have the meaning set forth in the Preamble.

“Permitted Lien” has the meaning given to such term in the Merger Agreement.

“Person” has the meaning given to such term in the Merger Agreement.

“Personal Information” has the meaning given to such term in the Merger Agreement.

“Post-Closing Matter” has the meaning set forth in Section 6.6(i).

“Post-Closing Representation” has the meaning set forth in Section 6.6(i).

“Pre-Closing Reorganization” has the meaning set forth in the Recitals.

“Pre-Distribution Tax Period” means any Tax period ending on or before the Distribution Date and the portion of any Straddle Tax Period that ends on the Distribution Date.

“Prior Company Counsel” has the meaning set forth in Section 6.6(i)

“Privacy Obligations” has the meaning given to such term in the Merger agreement.

“Private Placement Warrants” has the meaning set forth in the Merger Agreement.

“Privileged Information” means all information subject to the privileges, immunities or other protections from disclosure which may be asserted under applicable Law, including attorney-client privilege, business strategy privilege, joint defense privilege, common interest privilege, and protection under the work-product doctrine.

“Proceeding” has the meaning given to such term in the Merger Agreement.

“Process” or “Processing” has the meaning given to such terms in the Merger Agreement.

“Protected Health Information” has the meaning given to such term in the Merger Agreement.

“Realized Tax Benefit” has the meaning set forth in Section 5.8(c).

“Records” has the meaning set forth in Section 6.1(a).

“Registered” means issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority, social media platform, or Internet domain name registrar.

“Released Equity Interests” has the meaning set forth in the Merger Agreement.

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“RemainCo” means the Company after the Distribution Effective Time and consummation of the Merger.

“RemainCo Accounts” has the meaning set forth in Section 2.11(a).

“RemainCo Assets” means any and all right, title and interest in and to any Assets primarily related to, or necessary for the conduct of, the 101 Business, and including the following Assets: (i) all Registered Intellectual Property applications, registrations and issuances (including, as applicable, the common law rights and goodwill associated therewith, and including the Registered Intellectual Property set forth on Schedule A-1, and including any patent or patent application, whether or not in force, in any country or jurisdiction worldwide that claims priority to or is related to any patent or patent application on Schedule A-1) and all other Intellectual Property (other than the Licensed Names and Marks) primarily related to, or necessary for the conduct of, as between the 101 Business and the SpinCo Business, the 101 Business (the “RemainCo Intellectual Property”); (ii) all interests in the capital stock of, or any other equity interests in, the members of the RemainCo Group; (iii) all IT Systems primarily related to, or necessary for the conduct of, the 101 Business as of the Distribution Effective Time, taking into account the services to be provided under the Transition Services Agreement; (iv) all licenses, permits, registrations, approvals and authorizations which have been issued by any Governmental Authority that primarily relate to, or are used primarily in, or are necessary for the conduct of, the 101 Business (“RemainCo Permits”); (v) all deposits, letters of credit, prepaid expenses, trade accounts and other accounts primarily related to the 101 Business; (vi) all inventories of clinical products, goods, materials, parts, raw materials and clinical supplies primarily related to, or necessary for the conduct of, the 101 Business; (vii) all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product data and literature, artwork, design, development and business process files and data, vendor and customer drawings, specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents, including any and all Trade Secrets, Know-How, and any other confidential or proprietary information, in each case, to the extent primarily related to, or necessary for the conduct of, the 101 Business; (vii) any Contracts (A) primarily related to, or necessary for the conduct of, the 101 Business, including the Contracts set forth on Schedule A-2(a) but excluding any Contracts relating to Software or IT Systems and (B) the Commingled Contracts (including the Commingled Contracts set forth on Schedule A-2(b)), and, in each case, all rights and obligations and other Liabilities (whether accrued or contingent) arising under any such Contracts, other than any such rights, obligations and other Liabilities primarily related to the SpinCo Business; (ix) all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution primarily related to, or necessary for the conduct of, the 101 Business, including the insurance policies set forth on Schedule A-3; provided that this Agreement does not purport to Transfer ownership of any of the insurance policies of any member of the RemainCo Group or the SpinCo Group; (x) any other Assets (other than Registered Intellectual Property) that are owned, leased or licensed, at the Distribution Effective Time, or were owned, leased or licensed since the date of initiation of the first IND-enabling study for INBRX-101, by the Company or any of its Subsidiaries (including RemainCo or any member of the RemainCo Group) that are primarily related to, or necessary for the conduct of, the 101 Business and (xi) any goodwill related to the 101 Business; provided, however, that the RemainCo Assets will exclude (A) all bank or brokerage accounts to which a member of the SpinCo Group acts as legal custodian, including the accounts listed on Schedule G, and any cash or cash equivalents of SpinCo and its Subsidiaries contained therein as of the Distribution Effective Time other than one banking account to be designated by the Company; (B) all Assets that are acquired or otherwise become an Asset of the SpinCo Group after the Distribution Effective Time; and (C) the Licensed Names and Marks, and all common law rights and goodwill associated therewith.

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“RemainCo Group” means the Company (or, after effectiveness of the Distribution, RemainCo), each Person (other than any member of the SpinCo Group) that is a Subsidiary of the Company immediately after the Distribution and each Person that becomes a Subsidiary of the Company following the date of this Agreement but prior to the Distribution that SpinCo and Parent mutually agree is a member of the RemainCo Group (a “New RemainCo Subsidiary”).

“RemainCo Indemnitees” means: (i) the Company and each Affiliate thereof after giving effect to the Distribution; and (ii) each of the respective directors, officers, employees and agents of any of the entities described in the immediately preceding clause (i), in each case, in their capacity as such, and each of the heirs, executors, successors and assigns of any of the foregoing, except in the case of clauses (i) and (ii), the SpinCo Indemnitees.

“RemainCo Liabilities” means all Liabilities to the extent arising out of or resulting from: (i) any RemainCo Assets (other than Liabilities arising under (x) the SpinCo Shared Contracts or (y) any Commingled Contracts, in each case, to the extent such Liabilities relate to the SpinCo Business); (ii) the ownership or operation of the 101 Business (including any discontinued business or any business which has been sold or transferred), as conducted at any time prior to, on or after the Distribution Effective Time, including any product liability claims arising out of INBRX-101 and all Proceedings that are not SpinCo Liabilities; (iii) the ownership or operation of any business conducted by the Company or any member of the RemainCo Group at any time after the Distribution Effective Time; (iv) any transaction expenses incurred by the Company or any of its Subsidiaries in connection with the Merger Agreement (other than Liabilities pursuant to any transaction, retention or sale bonus or award, tax gross-up or make whole payment, or similar compensatory plan for or agreement entered into with Current Employees) (collectively, together with any expenses allocated to RemainCo pursuant to Section 8.2, “Transaction Expenses”), subject to an aggregate cap of $68,000,000 (the “Expenses Cap”), whether paid on, prior to or after the Distribution Date; (v) any Liabilities allocated to the Company or any member of the RemainCo Group pursuant to Section 4.5; (vi) the payment of the amounts under the Retention Program; and (vii) Liabilities pursuant to any agreements or obligations of Parent, or following the Closing, any member of the RemainCo Group, under this Agreement, the Merger Agreement or the Transition Services Agreement, including the Liabilities set forth on Schedule K. For the avoidance of doubt, the RemainCo Liabilities shall not include: (A) the Liabilities that are expressly contemplated by this Agreement (or the Schedules hereto) as SpinCo Liabilities; (B) any agreements or obligations of any member of the SpinCo Group under this Agreement, the Merger Agreement or the Transition Services Agreement; (C) Liabilities arising under applicable Law as the result of or in relation to the operation or condition of any SpinCo Asset, including the SpinCo Real Property prior to, on or after the Distribution Effective Time; (D) Liabilities arising from the violation, prior to, on or after the Distribution Effective Time, of any SpinCo Permits issued under Environmental Law; or (E) any Liability arising out of or resulting from the storage, disposal, generation, shipment or other management of Hazardous Materials on, at, under or from the SpinCo Real Property or otherwise in connection with the 101 Business prior to the Distribution Effective Time. For the avoidance of doubt, any liabilities with respect to Taxes shall be governed by Section 5.6.

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“RemainCo Permits” shall have the meaning given to such term in the definition of “RemainCo Assets.”

“RemainCo Shared IP” means the Trade Secrets, Know-How, and other proprietary information included in the RemainCo Assets that are (a) owned or otherwise licensable by the Company or the RemainCo Group as of the date of this Agreement and (b) which are necessary for the conduct of or used in, held for use in, intended for use with, or otherwise useful for the exploitation of, the SpinCo Business as of the date of this Agreement and any natural extensions or evolutions thereof.

“Representative” has the meaning given to such term in the Merger Agreement.

“Retention Program” means the program set forth on Schedule M.

“SEC” means the United States Securities and Exchange Commission.

“Section 336(e) Election” has the meaning set forth in Section 5.8(a).

“Section 336(e) Election Statement” has the meaning set forth in Section 5.8(a).

“Section 336(e) Written Binding Agreement” has the meaning set forth in Section 5.8(a).

“Shared IP” means the RemainCo Shared IP and the SpinCo Shared IP, as applicable.

“Signing Company Debt” means $222,000,000.

“Software” has the meaning given to such term in the Merger Agreement.

“Spin-Off Registration Statement” means any registration statement to be submitted and/or filed with the SEC to effect the registration of the SpinCo Common Stock pursuant to the Exchange Act, including any amendment or supplement thereto, information statement or prospectus, periodic report or similar disclosure document, whether or not filed with the SEC or any other Governmental Authority.

“SpinCo” has the meaning set forth in the Preamble.

“SpinCo Accounts” has the meaning set forth in Section 2.11(a).

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“SpinCo Assets” means collectively (a) the “Inhibrx” name and mark and any goodwill and common law rights thereto, and (b) any and all right, title and interest in and to, immediately prior to the Distribution Effective Time, any and all Assets owned, leased or licensed by the Company or any of its Subsidiaries (including RemainCo or any member of the RemainCo Group) that, in the case of this clause (b), primarily relate to, as between the 101 Business and the SpinCo Business, the SpinCo Business, including the following Assets: (i) all Intellectual Property primarily related to the SpinCo Business, including all such Intellectual Property applications, registrations and issuances, and all such Intellectual Property documentation relating to any of the foregoing (for the avoidance of doubt, not including any RemainCo Intellectual Property), including the registered Intellectual Property set forth in Schedule H-1 and all Software and IT Systems primarily related to the SpinCo Business; (ii) all interests in the capital stock of, or any other equity interests in, the members of the SpinCo Group set forth on Schedule H-2, and each Person that becomes a Subsidiary of the Company following the date of this Agreement but prior to the Distribution that SpinCo and Parent mutually agree is a member of the SpinCo Group; (iii) all real property leases of the Company or any of its Subsidiaries (the “SpinCo Real Property”), including the real property lease set forth on Schedule H-3; (iv) all computers and other electronic data processing and communications equipment, fixtures, machinery, equipment (including all laboratory equipment and related materials), furniture, office equipment, special and general tools, test devices, prototypes and models and other tangible personal property located at any SpinCo Real Property; (v) all licenses, permits, registrations, approvals and authorizations that primarily relate, as between the 101 Business and the SpinCo Business, to the SpinCo Business, including all permits issued by the FDA and comparable Governmental Authorities primarily relating to the SpinCo Business (and for the avoidance of doubt, not including any RemainCo Permits) (“SpinCo Permits”); (vi) all vehicles owned or leased by the Company or any of its Subsidiaries; (vii) all deposits, letters of credit, prepaid expenses, trade accounts and other accounts primarily related to or arising out of the SpinCo Business; (viii) all inventories of products, goods, materials, parts, raw materials and supplies primarily related to the SpinCo Business; (ix) all Transferred Plans; (x) all rights in connection with and Assets funding any obligation under each Transferred Plan; (xi) all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product data and literature, artwork, design, development and business process files and data, vendor and customer drawings, specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents, including any and all Trade Secrets, Know-How, and any other confidential or proprietary information, that, in each case, is primarily related to the SpinCo Business; (xii) the Contracts set forth on Schedule H-4(A), being those Contracts that primarily relate to the SpinCo Business, together with any rights or claims (whether accrued or contingent) arising under such Contracts and, to the extent related to the SpinCo Assets and the SpinCo Business, the rights and obligations and other Liabilities (whether accrued or contingent) arising under the Commingled Contracts set forth on Schedule H-4(B) (the “SpinCo Shared Contracts”); (xiii) all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution primarily related to, or related to claims primarily arising out of, the SpinCo Business, including the insurance policies set forth on Schedule H-5; provided that this Agreement does not purport to Transfer ownership of any of the insurance policies of any member of the SpinCo Group or the RemainCo Group; (xiv) any goodwill primarily related to the SpinCo Business; and (xv) any other Assets that are owned, leased or licensed, at or prior to the Distribution Effective Time, by the Company or any of its Subsidiaries (including RemainCo or any member of the RemainCo Group), that are primarily related to the SpinCo Business; provided, however, that the SpinCo Assets will exclude (A) for the avoidance of doubt, the RemainCo Assets; (B) all bank or brokerage accounts to which a member of the RemainCo Group acts as legal custodian as of the Distribution Effective Time; and (C) all Assets that are acquired or otherwise become an Asset of the RemainCo Group after the Distribution Effective Time.

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“SpinCo Business” means the business, operations and activities of the Company and its Subsidiaries (including SpinCo and its Subsidiaries), as conducted at any time prior to the Distribution Effective Time, that is not the 101 Business.

“SpinCo Bylaws” has the meaning set forth in the Section 3.3.

“SpinCo Certification” has the meaning set forth in Section 5.8(c).

“SpinCo Common Stock” has the meaning set forth in the Recitals.

“SpinCo Controlled Claims” has the meaning set forth in Section 5.7(c).

“SpinCo Employees” means (i) the Current Employees of the Company or any of its Affiliates (including the SpinCo Group) listed on Schedule B, as such Schedule may be updated (A) by the Company to reflect terminations of employment in accordance with the Merger Agreement, and (B) as otherwise reasonably agreed to after good faith discussion by the Parties, (ii) any employees of the Company or any of its Affiliates (including the SpinCo Group) who are on a long-term leave of absence pursuant to a long-term disability Benefit Plan, (iii) all current and former contractors or other service providers of the Company or any of its Affiliates (including the SpinCo Group) who primarily provide, or primarily provided, services to the SpinCo Business, (iv) all former employees of the Company or any of its Affiliates (including the SpinCo Group) who, prior to their termination, primarily provided services to the SpinCo Business, and (v) all other current and former contractors or other service providers or employees of the Company or any of its Affiliates who do not otherwise meet the descriptions set forth in clauses (i), (ii), (iii) or (iv) of this definition of “SpinCo Employees.”

“SpinCo Funding” means an amount of cash equal to the remainder of (x) $200,000,000, minus (y) the sum of the amount of marketable securities, cash and cash equivalents contained in any SpinCo Accounts as of the close of business on the day prior to the Distribution Effective Time, minus (z) the amount, if any, by which the Closing Company Debt exceeds the Signing Company Debt.

“SpinCo Group” means SpinCo and each Person that is a Subsidiary of SpinCo as of the Distribution Effective Time (but after giving effect to the Pre-Closing Reorganization), and each Person that becomes a Subsidiary of SpinCo after the Distribution Effective Time.

“SpinCo Indemnifiable Pre-Closing Reorganization Steps” are the steps undertaken by the Company, SpinCo and its Affiliates pursuant to (i) the Pre-Closing Reorganization and (ii) Section 2.1, Section 2.2, Section 2.4 and Section 2.5.

“SpinCo Indemnified Taxes” shall mean any (a) Transfer Taxes allocated to SpinCo under Section 5.6(c); and (b) U.S. federal, state, local and non-U.S. income Tax liability for any Pre-Distribution Tax Period, other than Taxes described in clauses (i)(x) and (y) and (ii) of the definition of Company Indemnified Taxes, to the extent related to the SpinCo Assets, as determined by the Parties on a pro forma SpinCo Group consolidated return prepared (i) assuming the members of the SpinCo Group were not included in the RemainCo Group, (ii) including only Tax Items relating to the SpinCo Assets in the relevant Tax Return of the RemainCo Group for the applicable tax period; (iii) except as provided herein, following the past practices of the Company in applying all applicable elections, accounting methods and conventions for the applicable taxable period; (iv) applying the highest applicable statutory marginal corporate U.S. federal, state, local and non-U.S. income Tax rate in effect for such taxable period; and (v) only taking into account actual cash Taxes payable by RemainCo attributable to taxable income generated outside of, or unrelated to, the 101 Business and not attributable to the SpinCo Indemnifiable Pre-Closing Reorganization Steps or the Distribution; provided, further, that for purposes of clause (b)(v) of this definition, actual cash Taxes shall not include any Taxes to the extent attributable to a Tax Asset (without duplication) that is subsequently disallowed or determined to be unavailable.

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“SpinCo Indemnitees” means: (i) SpinCo and each Affiliate thereof after giving effect to the Distribution; and (ii) each of the respective directors, officers, employees and agents of any of the entities described in the immediately preceding clause (i), in each case, in their capacity as such, and each of the heirs, executors, successors and assigns of any of the foregoing. For the avoidance of doubt, the term SpinCo Indemnitees shall not include stockholders of SpinCo in their capacity as stockholders thereof.

“SpinCo Liabilities” means all Liabilities, immediately prior to the Distribution Effective Time of the Company or any of its Subsidiaries (including SpinCo or any member of the SpinCo Group), without duplication and in each case, not expressly allocated to or retained by RemainCo or any member of the RemainCo Group pursuant to this Agreement, including Liabilities arising out of or resulting from: (i) any SpinCo Assets (including any Liabilities under Commingled Contracts to the extent relating to, arising out of or resulting from the SpinCo Business); (ii) the ownership or operation of the SpinCo Business, as conducted at any time prior to, on or after the Distribution Date, including the Proceedings set forth on Schedule C; (iii) the Transferred Plans; (iv) the employment or engagement of SpinCo Employees (including employment Taxes), whether arising on, prior to or following the Effective Time (other than with respect to any ClinOps Employee Transaction Liabilities); (v) any Liabilities allocated to SpinCo or any member of the SpinCo Group pursuant to Section 4.5; (vi) any Transaction Expenses in excess of the Expenses Cap; and (vii) Liabilities pursuant to any agreements or obligations of any member of the SpinCo Group under this Agreement, the Merger Agreement or the Transition Services Agreement. For the avoidance of doubt, the SpinCo Liabilities shall not include: (A) the Liabilities that are expressly contemplated by this Agreement (or the Schedules hereto) as RemainCo Liabilities; (B) any agreements or obligations of any member of Parent or the RemainCo Group under this Agreement, the Merger Agreement or the Transition Services Agreement; (C) Liabilities arising under applicable Law as the result of or in relation to the operation or condition of any RemainCo Asset prior to, on or after the Distribution Effective Time (unless otherwise provided by this Agreement); or (D) Liabilities arising from the violation, prior to, on or after the Distribution Effective Time, of any RemainCo Permits issued under Environmental Law. For the avoidance of doubt, any liabilities with respect to Taxes (other than employment Taxes relating to the SpinCo Employees as contemplated by clause (iv) above) shall be governed by Section 5.6.

“SpinCo Permits” has the meaning set forth in the definition of “SpinCo Assets.”

“SpinCo Prepared Returns” has the meaning set forth in Section 5.6(d)(ii).

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“SpinCo Real Property” has the meaning set forth in the definition of “SpinCo Assets.”

“SpinCo Shared Contracts” has the meaning set forth in the definition of “SpinCo Assets”.

“SpinCo Shared IP” means the Trade Secrets, Know-How, and other proprietary information included in the SpinCo Assets that are (a) owned or otherwise licensable by SpinCo or the SpinCo Group as of the date of this Agreement and (b) which are necessary for the conduct of or used in, held for use in, intended for use with, or otherwise useful for the exploitation of, the 101 Business as of the date of this Agreement and any natural extensions or evolutions thereof.

“Straddle Tax Period” means any Tax period beginning on or before the Distribution Date and ending after the Distribution Date.

“Subsidiary” has the meaning given to such term in the Merger Agreement.

“Subsidiary Assignment” has the meaning set forth in Section 2.2(a)(i).

“Tax” or “Taxes” has the meaning given to such term in the Merger Agreement.

“Tax Asset” means a net operating loss, net capital loss, unused investment credit, unused foreign Tax credit (including credits of a foreign company under Section 902 of the Code), overall foreign loss, excess charitable contribution, general business credit, research and development credit, earnings and profits, basis, or any other Tax Item that could reduce a Tax or create a Tax benefit.

“Tax Claim” has the meaning set forth in Section 5.7(a).

“Tax Item” means, with respect to any Income Tax, any item of income, gain, loss, deduction, credit, recapture, or any other item which increases or decreases Taxes paid or payable.

“Tax Return” has the meaning given to such term in the Merger Agreement.

“Third Party” means any Person who is not a Party to this Agreement.

“Third Party Claim” has the meaning set forth in Section 5.4(a).

“Trade Secret” has the meaning given to such term in the Merger Agreement.

“Trademark” has the meaning given to such term in the Merger Agreement.

“Transaction Expenses” has the meaning set forth in the definition of “RemainCo Liabilities”.

“Transfer” and its derivatives, including “Transferring,” “Transferred,” and any other word form with the same root, shall be understood to mean to sell, assign, transfer, convey and deliver.

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“Transfer Documents” has the meaning set forth in Section 2.2(b).

“Transfer Taxes” has the meaning set forth in Section 5.6(c).

“Transferred Employees” means the SpinCo Employees who are Current Employees as of immediately prior to the Distribution Effective Time.

“Transferred Plan” means any Benefit Plan that is being transferred from RemainCo to SpinCo as part of the Pre-Closing Reorganization. Each Transferred Plan is listed on Schedule D.

“Transition Services Agreement” means that certain transition services agreement to be entered into by and between the Company and SpinCo at the closing of the Distribution, substantially in the form attached hereto as Exhibit A.

“Treasury Regulations” means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulations section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

Section 1.2          Rules of Construction. Except where stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement, (a) “either” and “or” are not exclusive and “include”, “includes” and “including” are not limiting, (b) “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (c) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”, (d) descriptive headings, the table of defined terms and the table of contents are inserted for convenience only and do not affect in any way the meaning or interpretation of this Agreement, (e) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, (f) references to a Person are also to its permitted successors and assigns, (g) references to an “Article”, “Section”, “Exhibit”, “Annex” or “Schedule” refer to an Article or Section of, or an Exhibit, Annex or Schedule to, this Agreement, (h) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States, (i) references to a federal, state, local or foreign statute or Law include any rules, regulations and delegated legislation issued thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented, (j) references to any communication by any Governmental Authority includes a communication by the staff of such Governmental Authority and (k) words denoting any gender will be deemed to include all genders and words denoting natural persons will be deemed to include business entities and vice versa. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto. No summary of this Agreement prepared by any party will affect the meaning or interpretation of this Agreement. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or ruling of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Whenever the final day for performance of an obligation under this Agreement, other than an obligation under Section 5.2, falls on a day other than a business day, the time period for performance thereof will automatically be extended to the next day that is a business day. The term “made available” as it relates to materials provided to Parent means copies of the subject materials which (x) were made available to Parent or any of its Affiliates or Representatives either (i) in the Data Room or (ii) in writing with respect to materials specifically referenced in the Company Disclosure Letter to the Merger Agreement, in each case, no later than twenty-four (24) hours prior to the execution and delivery of this Agreement or (y) were publicly available, without redactions, on the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC no later than one (1) business day prior to the execution and delivery of this Agreement.

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Article II

SEPARATION

Section 2.1          General. Subject to the terms and conditions of this Agreement, the Parties shall use, and shall cause their respective Affiliates to use, their respective reasonable best efforts to consummate the transactions contemplated hereby in accordance with the terms of the Merger Agreement. It is the intent of the Parties that, prior to the Distribution, SpinCo shall have been restructured in accordance with the Pre-Closing Reorganization, such that, following the consummation of such reorganization, (a) SpinCo shall be a Delaware corporation, (b) SpinCo shall, directly or indirectly, own the equity interests of all Subsidiaries of the Company (other than SpinCo and any New RemainCo Subsidiary) and the rights, title and interest in and to the SpinCo Assets, (c) the Company shall, directly or indirectly, own the rights, title and interest in and to the RemainCo Assets, including the equity interests in any New RemainCo Subsidiary, (d) SpinCo shall, directly or indirectly, retain or assume, as applicable, all of the SpinCo Liabilities, (e) the Company or its designees shall, directly or indirectly, retain or assume, as applicable, all of the RemainCo Liabilities, (f) the SpinCo Business shall be owned or held by SpinCo or its Subsidiaries and (g) the 101 Business shall be owned or held by the Company or its Affiliates (other than SpinCo and its Subsidiaries). In addition, following the Distribution but prior to the Effective Time, SpinCo shall issue authorized shares of SpinCo Common Stock and SpinCo Warrants, in each case, to satisfy the Company’s obligations pursuant to the Company Warrants. For the avoidance of doubt, the foregoing shall be conducted in accordance with Schedule F.

Section 2.2          Transfer of Assets and Assumption of Liabilities.

(a)          No later than one day prior to the Distribution Date:

(i)          Transfer of Subsidiaries. the Company shall Transfer its right, title and interest in all equity securities of all Subsidiaries of the Company (other than SpinCo) to SpinCo (the “Subsidiary Assignment”).

(ii)          Transfer and Assignment of SpinCo Assets. The Company shall, and shall cause its applicable Subsidiaries to, Transfer to SpinCo or any member of the SpinCo Group designated by SpinCo, and such members of the SpinCo Group shall accept from the Company and its Subsidiaries, all of the SpinCo Assets (it being understood that if any SpinCo Asset shall be held by a Subsidiary of the Company, such SpinCo Asset shall be assigned, Transferred, conveyed and delivered to SpinCo as a result of the Subsidiary Assignment);

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(iii)          Acceptance and Assumption of SpinCo Liabilities. The applicable members of the SpinCo Group shall accept, assume and agree faithfully to perform, discharge and fulfill all of the SpinCo Liabilities in accordance with their respective terms. The applicable members of the SpinCo Group shall be responsible for all SpinCo Liabilities, regardless of (A) when, where or against whom such SpinCo Liabilities arose or arise (provided, however, that nothing contained herein shall preclude or inhibit SpinCo from asserting against Third Parties any defenses available to the legal entity that incurred or holds such SpinCo Liability), (B) whether the facts on which they are based occurred prior to or subsequent to the Distribution Effective Time, regardless of where or against whom such SpinCo Liabilities are asserted or determined or whether asserted or determined prior to the date of this Agreement or (C) whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the RemainCo Group or the SpinCo Group, or any of their respective directors, officers, employees, agents, Subsidiaries or Affiliates;

(iv)          Transfer and Assignment of RemainCo Assets. SpinCo shall, and shall cause the applicable members of the SpinCo Group to, Transfer to the Company or any member of the RemainCo Group designated by the Company, all of the RemainCo Assets, if any, held by SpinCo or any such members of the SpinCo Group; and

(v)          Acceptance and Assumption of RemainCo Liabilities. The applicable members of the RemainCo Group shall accept, assume and agree faithfully to perform, discharge and fulfill all RemainCo Liabilities in accordance with their respective terms, regardless of (A) when, where, or against whom such RemainCo Liabilities arose or arise (provided, however, that nothing contained herein shall preclude or inhibit the Company from asserting against Third Parties any defenses available to the legal entity that incurred or holds such RemainCo Liability), (B) whether the facts on which they are based occurred prior to or subsequent to the Distribution Effective Time, regardless of where or against whom such RemainCo Liabilities are asserted or determined or whether asserted or determined prior to the date of this Agreement, or (C) whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the RemainCo Group or the SpinCo Group, or any of their respective directors, officers, employees, agents, Subsidiaries or Affiliates.

(b)          Transfer Documents. In furtherance of the Subsidiary Assignment, Transfer of the Assets and the assumption of the Liabilities in accordance with Section 2.2(a), (i) each Party shall prepare, execute and deliver, and shall cause the applicable members of its Group to prepare, execute and deliver, such Conveyancing and Assumption Instruments as and to the extent reasonably necessary to evidence the valid Transfer, conveyance and assignment of all of such Party’s and the applicable members of its Group’s right, title and interest in and to such Assets to the other Party and the applicable members of its Group in accordance with Section 2.2(a) (it being agreed and understood that no such Conveyancing and Assumption Instruments shall require either Party to make any representations or warranties, express or implied, not contained in this Agreement or agree to any covenants or other obligations, including indemnities, effective after the Distribution (except to the extent required to comply with applicable Law, and in which case the Parties and the parties to such Conveyancing and Assumption Instrument(s) shall enter into such supplemental agreements or arrangements as are effective to preserve the allocation of economic benefits and burdens contemplated by this Agreement and the Transition Services Agreement)) and (ii) each Party shall prepare, execute and deliver, and shall cause the applicable members of its Group to execute and deliver, to the other Party such Conveyancing and Assumption Instruments as and to the extent reasonably necessary to evidence the valid and effective assumption of the Liabilities by such Party and the applicable members of its Group in accordance with Section 2.2(a) (it being agreed and understood that no such Conveyancing and Assumption Instruments shall require either Party to make any representations or warranties, express or implied, not contained in this Agreement or agree to any covenants or other obligations, including indemnities, effective after the Distribution (except to the extent required to comply with applicable Law, and in which case the Parties and the parties to such Conveyancing and Assumption Instrument(s) shall enter into such supplemental agreements or arrangements as are effective to preserve the allocation of economic benefits and burdens contemplated by this Agreement and the Transition Services Agreement)). All of the foregoing documents contemplated by this Section 2.2(b) shall be referred to collectively herein as the “Transfer Documents.” To the extent that any provision of a Transfer Document conflicts with any provision of this Agreement, this Agreement shall govern and control.

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(c)          Waiver of Bulk-Sale and Bulk-Transfer Laws. SpinCo and each member of the SpinCo Group hereby waives compliance by each and every member of the RemainCo Group with the requirements and provisions of any “bulk-sale” or “bulk-transfer” Laws of any jurisdiction that may be applicable with respect to the transfer or sale of any or all of the SpinCo Assets or SpinCo Real Property to any member of the SpinCo Group.

Section 2.3          Treatment of Commingled Contracts. From the date of this Agreement and until the date that is twenty-four (24) months after the Distribution, to the extent (i) the rights and obligations (or comparable services) under any Commingled Contract have not been or are not contemplated to be provided to either the SpinCo Group or the RemainCo Group pursuant to the Transition Services Agreement, (ii) replacement Contracts, contract rights, bids, purchase orders or other agreements for such Commingled Contract have not yet been obtained or are not contemplated to be obtained pursuant to this Agreement, and (iii) requested by SpinCo or RemainCo in good faith and in writing following the Distribution, RemainCo or SpinCo, as applicable, shall use commercially reasonable efforts to assist the other Party (in each case with effect following the Distribution Effective Time): (A) to establish replacement Contracts, contract rights, bids, purchase orders or other agreements with respect to the SpinCo Business or 101 Business with any Third Party which is a counterparty to such Commingled Contract; (B) to assign to a member of the SpinCo Group or RemainCo Group, as applicable, the rights and obligations under such Commingled Contract to the extent related to either the SpinCo Business or the 101 Business, as applicable, so that RemainCo and SpinCo or the members of their respective Groups shall be entitled to the rights and benefits, and shall assume the related portion of any Liabilities, inuring to their respective Business; or (C) to establish reasonable and lawful arrangements designed to provide the SpinCo Group or RemainCo Group, as applicable, with the rights and obligations under such Commingled Contract to the extent related to the SpinCo Business or the 101 Business, as applicable; except in each case of (A), (B) and (C), RemainCo shall be under no obligation to assign any rights or obligations under a Commingled Contract to the SpinCo Group that would compromise, dilute, restrict or otherwise adversely affect the 101 Business or RemainCo’s rights in and to the RemainCo Assets; provided, however, that neither the Company nor SpinCo makes any representation or warranty that any Third Party shall consent to any such assignment or agree to enter into any such Contract, contract right, bid, purchase order or other agreement with any member of the SpinCo Group or RemainCo Group, as applicable, on the existing terms of the applicable Commingled Contract or at all. Neither RemainCo, SpinCo nor their Affiliates shall be required to, and prior to the Closing, neither the Company nor SpinCo shall, without Parent’s prior written consent, expend any non-de minimis unreimbursed money, commence any litigation, offer or grant any non-de minimis unreimbursed accommodation (financial or otherwise) to any Third Party or to extend or renew any Commingled Contract to fulfill their obligations under this Section 2.3. For the avoidance of doubt, each Commingled Contract shall constitute a RemainCo Asset (except for those Contracts expressly set forth on Schedule H-4(B)) and the original Contract shall remain with RemainCo.

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Section 2.4          Termination of Intercompany Contracts. The Company shall (and shall cause each member of the RemainCo Group to), on the one hand, and SpinCo shall (and shall cause each member of the SpinCo Group to), on the other hand, terminate (and no Party or any Subsidiary thereof shall be liable to the other Party or any Subsidiary of the other Party based upon, arising out of or resulting from) any and all Contracts between or among the Company and/or any member of the RemainCo Group, on the one hand, and SpinCo and/or any member of the SpinCo Group, on the other hand, except for this Agreement or the Transition Services Agreement, with such termination to be effective as of the Distribution Effective Time. No such terminated Contract (including any provision thereof which purports to survive termination) shall be of any further force or effect after the Distribution Effective Time. Each Party shall, at the reasonable request of the other Party, take, or cause to be taken, such other actions as may be necessary to effect the foregoing. For the avoidance of doubt, this Section 2.4 does not apply to any trade payables and receivables, which are to be governed by Section 2.5.

Section 2.5          Intercompany Accounts. Except as set forth in Section 5.1 and to the extent not otherwise settled or otherwise eliminated pursuant to this Agreement or the Merger Agreement, all (a) intercompany receivables, payables and loans, if any, and (b) intercompany balances between any member of the RemainCo Group, on the one hand, and any member of the SpinCo Group, on the other hand, shall be settled or otherwise eliminated, in each case as of the Distribution Effective Time. Each of the applicable Parties shall, and shall cause their respective Subsidiaries to, at the reasonable request of any other Party, take, or cause to be taken, such actions as may be reasonably necessary to acknowledge the foregoing.

Section 2.6          Nonassignability of Assets and Liabilities.

(a)          Notwithstanding anything to the contrary set forth herein, to the extent that any Transfer or attempted Transfer or assumption or attempted assumption hereunder is (i) prohibited by any applicable Law or (ii) without a Third Party consent would (A) constitute a breach or other contravention of such Asset or Liability, (B) subject a Party or any of their respective officers, directors, agents or Affiliates, to civil or criminal liability, or (C) be ineffective, void or voidable and such Third Party consent has not been obtained prior to the Distribution, then, in each case, subject to the conditions to the Distribution, the Distribution shall proceed without such Transfer or assumption.

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(b)          From and after the Distribution, with respect to (i) any Asset whose Transfer pursuant to this Agreement is delayed (each, a “Delayed Asset”) or (ii) any Liability whose assumption pursuant to this Agreement is delayed (each, a “Delayed Liability”), the Party (or relevant member of its Group) (x) retaining such Delayed Asset shall thereafter hold for the use and benefit of the Party or relevant member of its Group entitled thereto (at the expense of the Person entitled thereto) and use their commercially reasonable efforts to cooperate with the intended recipient to agree to any reasonable and lawful arrangements designed to provide the applicable Party or relevant member of its Group with the economic claims, rights, benefits and control over such Delayed Asset and assume the economic burdens and obligations with respect thereto in accordance with this Agreement, including by subcontracting, sublicensing or subleasing arrangements to the extent legally permissible, and (y) intended to assume such Delayed Liability shall, or shall cause the applicable member of its Group to, pay or reimburse the Party (or relevant member of its Group) retaining such Delayed Liability for all amounts paid or incurred by such Party in connection with the retention of such Delayed Liability. In addition, the Party retaining any Delayed Asset or Delayed Liability (or relevant member of its Group) shall or shall cause such member of its Group to treat such Delayed Asset or Delayed Liability in the ordinary course of business in accordance with past practice. In furtherance of the foregoing, and subject to applicable Law, each Party shall, or shall cause any relevant member of its Group to, (A) use commercially reasonable efforts to enforce at another Party’s (or relevant member of its Group’s) request, or allow another Party’s Group to enforce in a commercially reasonable manner, any rights of the Party or its Group under such Delayed Assets and Delayed Liabilities against any other Persons, (B) not waive any rights related to such Delayed Assets or Delayed Liabilities to the extent related to the Business, Assets or Liabilities of another Party’s Group, (C) subject to Section 2.3 and the terms and conditions of such underlying Contract, (1) not terminate (or consent to be terminated by the counterparty) any Contract that constitutes such Delayed Asset except in connection with (i) the expiration of such Contract in accordance with its terms (it being understood, for the avoidance of doubt, that sending a notice of non-renewal to the counterparty to such Contract in accordance with the terms of such Contract is expressly permitted) or (ii) a partial termination of such Contract that would not reasonably be expected to impact any rights under such Contract related to the Business, Assets or Liabilities of such other Party, (2) not amend, modify or supplement any Contract that constitutes such Delayed Asset in a manner material (relative to the existing rights and obligations related to such other Party’s Business, Assets or Liabilities under such Contract) and adverse to the Business, Assets or Liabilities of such other Party or any member of its Group or (3) provide written notice to the applicable other Party as soon as reasonably practicable after receipt of any notice of breach received from a counterparty to any Contract that constitutes such Delayed Asset and that would reasonably be expected to impact the other Group, and (D) take (or refrain from taking) such actions as reasonably requested by the Party to which such Delayed Asset or Delayed Liability is to be Transferred or assumed in order to place such Party in the same position as if such Delayed Asset or Delayed Liability had been Transferred as of the Distribution so that all the benefits and burdens relating to such Delayed Asset or Delayed Liability, including possession, use, risk of loss, potential for income and gain, and dominion, control and command over such Delayed Asset or Delayed Liability, are to inure from and after the Distribution to the relevant member or members of the RemainCo Group or SpinCo Group entitled to the receipt of such Delayed Asset or required to assume such Delayed Liability. Once the required Third Party consent is obtained, condition satisfied, or potential violation, conflict, or other circumstance that caused the deferral of the Transfer of the Delayed Asset or assumption of the Delayed Liability is resolved, the Parties shall, or shall cause their relevant Affiliates to, Transfer such Asset and all earnings to the extent arising from such Asset from the time of the Distribution until the time of such Transfer or assumption of such Liability at no additional cost, which shall be treated as having been Transferred or assumed prior to the Distribution and owned by such Group for U.S. federal (and applicable state or local) income tax purposes from and after the Distribution, to the extent allowable by applicable Law. Subject to the terms and conditions hereof (including compliance with the terms of this Section 2.6), no Party shall have any Liability to the other Party (or its respective Affiliates) arising out of or relating to the failure to obtain any such Third Party consent that may be required in connection with the transactions contemplated by this Agreement, despite otherwise complying with this Section 2.6, or the transactions contemplated by the Transition Services Agreement. For so long as any Party (or member of its Group) holds any Assets allocated to the other Group pursuant to this Agreement or the Transition Services Agreement and provides to the other Group any claims, rights and benefits of any such Assets pursuant to an arrangement described in this Section 2.6, the Party whose Group receives such claims, rights and benefits shall indemnify and hold harmless the members of the other Group from and against all Losses incurred as a result thereof in accordance with this Agreement, other than as a result of the gross negligence, fraud or willful misconduct of the members of the Group providing such claims, rights and benefits.

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(c)          The Party (or relevant member of its Group) retaining any Asset or Liability due to the deferral of the Transfer of such Asset or the deferral of the assumption of such Liability pursuant to this Section 2.6 or otherwise shall not be obligated, in connection with the foregoing, to expend any money unless the necessary funds are advanced, assumed, or agreed in advance to be reimbursed by the Party (or relevant member of its Group) entitled to such Asset or the Person intended to be subject to such Liability, other than reasonable attorneys’ fees and recording or similar or other incidental fees, all of which shall be reasonably promptly reimbursed by the Party (or relevant member of its Group) entitled to such Asset or the Person intended to be subject to such Liability. None of SpinCo or the Company or any of their respective Affiliates shall be required to commence any litigation or offer or pay any non-de minimis amount of money or otherwise grant any non-de minimis accommodation (financial or otherwise) to any Third Party with respect to any Assets or Liabilities not Transferred or assumed, respectively, as of the Distribution.

Section 2.7          Wrong Pockets.

(a)          Subject to Section 2.3 (Treatment of Commingled Contracts) and Section 2.6 (Nonassignability of Assets and Liabilities), if after the Distribution (i) any Party discovers that any SpinCo Asset or any Registered Intellectual Property that is primarily used, practiced, held for the use or practice of, or necessary for the conduct of the SpinCo Business is held by any member of the RemainCo Group or any of their respective then-Affiliates, (A) such Party shall provide notice to the other Party of such SpinCo Asset or Registered Intellectual Property and (B) RemainCo shall, and shall cause the other members of its respective Group and its respective then-Affiliates to, use their respective reasonable best efforts to promptly procure the Transfer of the relevant SpinCo Asset and all earnings to the extent arising from such SpinCo Asset from the time of the Distribution until the time of such transfer to SpinCo or an Affiliate of SpinCo designated by SpinCo, for no additional consideration, or (ii) any Party discovers that any Asset owned or held by the Company or any of its Subsidiaries prior to the Closing, or any Registered Intellectual Property (other than the “Inhibrx” name and mark, other Licensed Names and Marks, and any goodwill and common law rights thereto) that is necessary for the conduct of, primarily used, practiced, held for the use or practice of the 101 Business is held by any member of the SpinCo Group or any of their respective then-Affiliates, (A) such Party shall provide notice to the other Party of such RemainCo Asset, Registered Intellectual Property or other Asset and (B) SpinCo shall, and shall cause the other members of its respective Group and its respective then-Affiliates to, use their respective reasonable best efforts to promptly procure the Transfer of the relevant RemainCo Asset or other Asset and all earnings to the extent arising from such RemainCo Asset or other Asset from the time of the Distribution until the time of such transfer to the Company or an Affiliate of the Company designated by the Company, for no additional consideration. If reasonably practicable and permitted under applicable Law, such Transfer may be effected by rescission of the applicable portion of a Conveyancing and Assumption Instrument as may be agreed by the relevant Parties. For the avoidance of doubt, any Asset that is necessary for both the 101 Business and SpinCo Business shall be treated as a RemainCo Asset. For clarity, in the event that any Asset set forth in Section 2.7(a)(ii) is held by a former Affiliate of the SpinCo Group, SpinCo shall use reasonable best efforts to obtain the rights to such Asset back from such former Affiliate (or any applicable successor or assign).

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(b)          At any time prior to the Distribution Effective Time, Parent may, in its sole discretion, elect to designate additional RemainCo Assets as SpinCo Assets, such that such Assets will be assigned to or remain with SpinCo at the closing of the Distribution; provided, that (i) any such designated RemainCo Assets must be primarily related to the SpinCo Business, and (ii) the designation of such Assets as SpinCo Assets may not result in the assumption of additional SpinCo Liabilities by SpinCo that exceed the value of such Assets. To the extent that the designation of any such Assets as SpinCo Assets would result in the assumption of additional SpinCo Liabilities by SpinCo that exceed the value of such Assets, or where such Assets are not primarily related to the SpinCo Business, the Parties will negotiate in good faith to determine the allocation of such Assets as between RemainCo and SpinCo.

Section 2.8          Novation of Liabilities.

(a)          Each Party, at the written request of the other Party, shall use commercially reasonable efforts (i) to obtain, or to cause to be obtained, any Consent, substitution or amendment required to novate or assign all obligations under Contracts, licenses and other Liabilities for which a member of such Party’s Group and a member of the other Party’s Group are prior to the Distribution Effective Time jointly or severally liable and that do not constitute Liabilities of such other Party following the Distribution Effective Time as provided in this Agreement (such other Party, the “Other Party”), including the Contracts set forth on Schedule I, or (ii) to obtain in writing the unconditional release of all parties to such arrangements (other than any member of the Group who assumed or retained such Liability as set forth in this Agreement), so that, in any such case, the members of the applicable Group will be solely responsible for such Liabilities; provided, however, that no Party shall be obligated to pay any consideration (or otherwise incur any Liability or obligation) therefor to any Third Party from whom any such Consent, substitution or amendment is requested (unless such Party is fully reimbursed or otherwise made whole by the requesting Party), and the Company shall not pay any consideration other than a de minimis amount to obtain any such Consent, substitution or amendment, without Parent’s prior written approval (not be unreasonably withheld, conditioned or delayed).

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(b)          If the Parties are unable to obtain, or to cause to be obtained, any such required Consent, release, substitution or amendment, the Other Party or a member of the Other Party’s Group shall continue to be bound by such Contract, license or other obligation that does not constitute a Liability of such Other Party and, unless not permitted by Law or the terms of such Contract, license or other obligation, as agent or subcontractor for such Party, the Party or member of such Party’s Group who assumed or retained such Liability as set forth in this Agreement (the “Liable Party”) shall, or shall cause a member of its Group to, pay, perform and discharge fully all the obligations or other Liabilities of such Other Party or member of the Other Party’s Group thereunder from and after the Distribution Effective Time. The Liable Party shall indemnify the Other Party as set forth in ARTICLE V; provided, however, that the Liable Party shall have no obligation to indemnify the Other Party for losses resulting from such Other Party’s gross negligence, willful misconduct or bad faith. The Other Party shall, without further consideration, promptly pay and remit, or cause to be promptly paid or remitted, to the Liable Party or any member of the Liable Party’s Group, any money, rights and other consideration received by it or any member of its Group in respect of such performance by the Liable Party (unless any such consideration is an Asset of such Other Party pursuant to this Agreement). If and when any such Consent, release, substitution or amendment shall be obtained or such agreement, lease, license or other rights or obligations shall otherwise become assignable or able to be novated, the Other Party shall promptly Transfer all rights and Liabilities thereunder of any member of such Other Party’s Group to the Liable Party, or to another member of the Liable Party’s Group, without payment of any further consideration and the Liable Party, or another member of the Liable Party’s Group, without the payment of any further consideration, shall assume such rights and Liabilities.

Section 2.9          Guarantees.

(a)          (i) The Company shall, and shall cause the other members of its Group to (with the reasonable cooperation of the applicable other Party) use commercially reasonable efforts to (A) cause a member of the RemainCo Group to be substituted in all respects for a member of the SpinCo Group, as applicable, and (B) have all members of the SpinCo Group removed or released as guarantor of or obligor for any Liability of the Company (including any credit agreement, guarantee, indemnity, surety bond, letter of credit, banker acceptance and letter of comfort given or obtained by any member of the SpinCo Group for the benefit of any member of the RemainCo Group) to the fullest extent permitted by applicable Law, and (ii) SpinCo shall, and shall cause the other members of its Group to (with the reasonable cooperation of the applicable Party), use commercially reasonable efforts to (A) cause a member of the SpinCo Group to be substituted in all respects for a member of the RemainCo Group, as applicable, and (B) have all members of the RemainCo Group removed or released as guarantor of or obligor for any Liability of SpinCo (including any credit agreement, guarantee, indemnity, surety bond, letter of credit, banker acceptance and letter of comfort given or obtained by any member of the RemainCo Group for the benefit of any member of the SpinCo Group) to the fullest extent permitted by applicable Law, in each case (clauses (i)-(ii)), on or prior to the Distribution or as soon as reasonably practicably thereafter. Except as otherwise provided in Section 2.9(b), no member of the SpinCo Group, or the RemainCo Group or any of their respective Affiliates from time to time shall be required to commence any litigation or offer or pay any amount of money or otherwise grant any accommodation (financial or otherwise) to any Third Party with respect to any such guarantees.

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(b)          On or prior to the Distribution or as soon as reasonably practicable thereafter, to the extent required to obtain a release of any member of the SpinCo Group from a guaranty for the benefit of any member of the RemainCo Group, the Company shall, and shall cause the other members of its Group to, as applicable, execute a guaranty agreement in the form of the existing guaranty, except to the extent that such existing guaranty contains representations, covenants or other terms or provisions either (i) with which any member of the RemainCo Group, as the case may be, would be reasonably unable to comply or (ii) which would be reasonably expected to be breached. On or prior to the Distribution or as soon as reasonably practicable thereafter, to the extent required to obtain a release of any member of the RemainCo Group from a guaranty for the benefit of any member of the SpinCo Group, SpinCo shall, and shall cause the other members of its Group to, as applicable, execute a guaranty agreement in the form of the existing guaranty, except to the extent that such existing guaranty contains representations, covenants or other terms or provisions either (A) with which any member of the SpinCo Group, as the case may be, would be reasonably unable to comply or (B) which would be reasonably expected to be breached.

(c)          If any of SpinCo or the Company is unable to obtain, or to cause to be obtained, any such required removal as set forth in clauses (a) and (b) of this Section 2.9, (i) the Party whose Group is the relevant beneficiary of such guarantee or any letters of credit, performance bonds, surety bonds, bankers acceptances, or other similar arrangements shall indemnify and hold harmless the unreleased guarantor or obligor for any Loss arising from or relating thereto and shall or shall cause one of the other members of its Group, as agent or subcontractor for such unreleased guarantor or obligor to pay, perform and discharge fully all the obligations or other Liabilities of such unreleased guarantor or obligor thereunder and (ii) each of SpinCo and the Company agrees not to (and to cause the members of their respective Groups not to) renew or extend the term of, increase its obligations under, or Transfer to a Third Party, any unreleased guarantees or letters of credit, performance bonds, surety bonds, bankers acceptances, or other similar arrangements, for which such unreleased Party is or may be liable, without the prior written consent of such other Party (such consent not to be unreasonably withheld, delayed or conditioned), unless all obligations of such other unreleased Party and the other members of such Party’s Group with respect thereto are thereupon terminated by documentation reasonably satisfactory in form and substance to such Party.

Section 2.10          Payments. Prior to the Distribution Effective Time, an escrow account (the “Escrow Account”) shall be established pursuant to the terms and conditions of an escrow agreement (the “Escrow Agreement”) by and among the Company, SpinCo, Parent and Citibank, N.A. (or any other mutually acceptable escrow agent, the “Escrow Agent”). Each of Parent, the Company and SpinCo shall use its respective reasonable best efforts to finalize the Escrow Agreement as promptly as practicable after the date of this Agreement, and in no event later than the Distribution Date. At least five (5) business days prior to the Distribution Effective Time, the Company shall deliver to Parent a written statement setting forth a good faith estimate and calculation of any transaction expenses that will be RemainCo Liabilities hereunder, as well as supporting invoices. At least one (1) business day prior to the Distribution Effective Time, the Company shall deliver to Parent its good faith calculation of the SpinCo Funding, together with all supporting documents evidencing the amounts on deposit in each applicable account. Prior to the Distribution Effective Time, (i) Parent shall deposit or cause to be deposited an amount of cash equal to the SpinCo Funding into the Escrow Account, by wire transfer of immediately available funds to the account designated for such purpose by the Escrow Agent and (ii) the Company shall contribute the right to receive the SpinCo Funding from the Escrow Account to SpinCo and designate SpinCo as the owner of the Escrow Account. Parent shall pay or cause to be paid all fees and expenses of the Escrow Agent incurred in connection with the Escrow Agreement. The funds held in the Escrow Account shall not be released therefrom until after the Effective Time.

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Section 2.11          Bank Accounts; Funds in Transit. Except as otherwise provided in the Transition Services Agreement:

(a)          Prior to the Distribution Effective Time, the Company shall transfer title and ownership of each bank and brokerage account listed on Schedule G to a member of the SpinCo Group.

(b)          Each Party agrees to take, or cause the members of its Group to take, at the Effective Time (or such earlier time as the Parties may agree), all actions necessary to amend all Contracts or agreements governing each bank and brokerage account owned by SpinCo as of the Distribution Effective Time, including the accounts listed on Schedule G, (collectively, the “SpinCo Accounts”) and all Contracts or agreements governing each bank or brokerage account owned by the Company or any other member of the RemainCo Group as of the Effective Time (collectively, the “RemainCo Accounts”) so that each such SpinCo Account and RemainCo Account, if currently linked (whether by automatic withdrawal, automatic deposit or any other authorization to transfer funds from or to) (“Linked”) to any RemainCo Account or SpinCo Account, respectively, is de-Linked from such RemainCo Account or SpinCo Account, respectively. The respective owner or legal custodian of each SpinCo Account or RemainCo Account as of the Effective Time shall continue to own such SpinCo Account or RemainCo Account, as applicable, including all cash and cash equivalents contained therein. It is intended that, following consummation of the actions contemplated by this Section 2.11(a), there will be in place a cash management process pursuant to which (i) the SpinCo Accounts will be managed and funds collected will be transferred into one (1) or more accounts maintained by SpinCo or a member of the SpinCo Group and (ii) the RemainCo Accounts will be managed and funds collected will be transferred into one (1) or more accounts maintained by the Company or a member of the RemainCo Group.

(c)          With respect to any outstanding checks issued or payments initiated by the Company, SpinCo, or any of the members of their respective Groups prior to the Effective Time, such outstanding checks and payments shall be honored following the Effective Time by the Person or Group owning the account on which the check is drawn or from which the payment was initiated, respectively, without limiting the ultimate allocation of Liability for such amounts under this Agreement or the Transition Services Agreement.

(d)          As between the Company and SpinCo (and the members of their respective Groups), except to the extent prohibited by applicable Law, all payments made and reimbursements received after the Effective Time by either the Company or SpinCo (or any member of their respective Groups) that relate to a Business, Asset or Liability of the other Party (or member of its Group), shall be held by such Party in trust for the use and benefit of the Party entitled thereto and, promptly following receipt by such Party of any such payment or reimbursement, such Party shall pay over, or shall cause the applicable member of its Group to pay over, to the other Party (or a member of such other Party’s Group) the amount of such payment or reimbursement without right of set-off.

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Section 2.12          Restriction on Prepayment of Expenses. Prior to the Distribution Effective Time, the Company shall not, and shall cause its Affiliates (including SpinCo) not to, prepay any trade payables or other accounts payable of the SpinCo Group except in the ordinary course of business, consistent with past practice, and the Company shall continue to pay trade payables and other accounts payable in the ordinary course of business, consistent with past practice.

Section 2.13          Disclaimer of Representations and Warranties. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND EACH MEMBER OF THE REMAINCO GROUP) AND SPINCO (ON BEHALF OF ITSELF AND EACH MEMBER OF THE SPINCO GROUP) UNDERSTANDS AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN, IN THE TRANSITION SERVICES AGREEMENT, IN ANY CONTINUING ARRANGEMENT OR IN THE MERGER AGREEMENT, NO PARTY TO THIS AGREEMENT OR THE TRANSITION SERVICES AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT CONTEMPLATED BY THIS AGREEMENT, THE TRANSITION SERVICES AGREEMENT OR OTHERWISE, IS REPRESENTING OR WARRANTING TO ANY OTHER PARTY HERETO OR THERETO IN ANY WAY, EXPRESS OR IMPLIED, AS TO THE ASSETS, BUSINESSES OR LIABILITIES CONTRIBUTED, TRANSFERRED OR ASSUMED AS CONTEMPLATED HEREBY OR THEREBY, AS TO ANY CONSENTS OR GOVERNMENTAL APPROVALS REQUIRED IN CONNECTION HEREWITH OR THEREWITH, AS TO THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS, RESTRICTIONS ON TRANSFER, ENCUMBRANCE OR LIEN, NON-INFRINGEMENT, OR ANY OTHER MATTER CONCERNING, ANY ASSETS, BUSINESSES OR LIABILITIES OF SUCH PARTY, OR AS TO THE ABSENCE OF ANY DEFENSES OR RIGHT OF SETOFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY ACTION OR OTHER ASSET, INCLUDING ACCOUNTS RECEIVABLE, OF EITHER PARTY, OR AS TO THE LEGAL SUFFICIENCY OF ANY CONTRIBUTION, ASSIGNMENT, DOCUMENT, CERTIFICATE OR INSTRUMENT DELIVERED HEREUNDER OR THEREUNDER TO CONVEY TITLE TO ANY ASSET OR THING OF VALUE UPON THE EXECUTION, DELIVERY AND FILING HEREOF OR THEREOF. EXCEPT AS MAY EXPRESSLY BE SET FORTH HEREIN OR THEREIN, IN THE TRANSITION SERVICES AGREEMENT, IN ANY CONTINUING ARRANGEMENT OR IN THE MERGER AGREEMENT, ALL SUCH ASSETS ARE BEING OR HAVE BEEN TRANSFERRED ON AN “AS IS, WHERE IS” BASIS (AND, IN THE CASE OF ANY REAL PROPERTY, BY MEANS OF A QUITCLAIM OR SIMILAR FORM, DEED OR CONVEYANCE WITHOUT WARRANTY) AND THE RESPECTIVE TRANSFEREES SHALL BEAR THE ECONOMIC AND LEGAL RISKS THAT (A) ANY CONVEYANCE SHALL PROVE TO BE INSUFFICIENT TO VEST IN THE TRANSFEREE GOOD AND VALID TITLE OR INTEREST, FREE AND CLEAR OF ANY SECURITY INTEREST, RESTRICTIONS ON TRANSFER, ENCUMBRANCE, CHARGE, ASSESSMENT OR LIEN AND (B) ANY NECESSARY CONSENTS OR GOVERNMENTAL APPROVALS ARE NOT OBTAINED OR THAT ANY REQUIREMENTS OF LAWS OR JUDGMENTS ARE NOT COMPLIED WITH. NO PARTY SHALL HAVE ANY LIABILITY TO THE OTHER PARTY IN THE EVENT THAT ANY INFORMATION EXCHANGED OR PROVIDED PURSUANT TO THIS AGREEMENT WHICH IS AN ESTIMATE OR FORECAST, OR WHICH IS BASED ON AN ESTIMATE OR FORECAST, IS FOUND TO BE INACCURATE.

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Article III

DISTRIBUTION

Section 3.1          Actions on or Prior to the Distribution Date. Prior to the Distribution Date, and as promptly as reasonably practicable, the Company shall prepare and, in accordance with applicable Law and the Merger Agreement, file with the SEC the Spin-Off Registration Statement, including amendments, supplements and any such other documentation which is necessary or desirable to effectuate the Distribution, and the Company and SpinCo shall each use reasonable best efforts to obtain all necessary approvals from the SEC with respect thereto as soon as practicable. SpinCo shall prepare, file with the SEC and cause to become effective any registration statements or amendments thereto required to effect the establishment of, or amendments to, any employee benefit and other plans necessary or appropriate in connection with the transactions contemplated by this Agreement. In addition, prior to the Distribution Record Date, the Company shall provide to each holder thereof, any notice required to be provided to holders of Company Warrants. The Parties acknowledge and agree that the documents prepared and filed with the SEC pursuant to this Section 3.1 shall disclose the Intended Tax Treatment in the applicable U.S. federal income tax disclosure filed therewith and that such disclosure shall not assert an alternative tax treatment in respect of the Distribution.

Section 3.2          Distribution.

(a)          On the Distribution Date, but immediately prior to the Effective Time, the Company shall instruct the Company’s stock transfer agent (the “Agent”) to effect the Distribution by distributing SpinCo Common Stock representing the Released Equity Interests to holders of record of Company Common Stock as of the Distribution Record Date, and to credit the appropriate number of such SpinCo Common Stock to book entry accounts for each such holder of Company Common Stock, as further contemplated by this Agreement and the Merger Agreement.

(b)          The SpinCo Common Stock to be issued in the Distribution is generally intended to be distributed pursuant to a book entry system. The Company shall instruct the Agent to deliver the SpinCo Common Stock previously delivered to the Agent to a depositary and to mail (or otherwise transmit in accordance with the Agent’s regular practices) to each holder of record of Company Common Stock on the Distribution Record Date, a statement of the SpinCo Common Stock credited to such holder’s account. In lieu of fractional shares, cash shall be given to holders otherwise entitled to such fractional shares of SpinCo Common Stock on the Distribution Date. As soon as practicable following the Distribution Date, the Agent shall (i) aggregate all fractional SpinCo Common Stock into whole SpinCo Common Stock and (ii) sell such SpinCo Common Stock in the open market at then-prevailing prices and shall distribute to each such holder such holder’s ratable share of the proceeds of such sale, net of brokerage fees incurred in such sales, and after deducting any Taxes required to be withheld therefrom.

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Section 3.3          SpinCo Bylaws. On or prior to the Distribution Date, SpinCo shall have taken all necessary actions to provide for the adoption of the form of SpinCo Bylaws in substantially the form attached hereto as Exhibit B, as such exhibit may be amended, supplemented or otherwise modified by SpinCo with the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed).

Section 3.4          Directors. On or prior to the Distribution Date, the Company and SpinCo shall have taken all necessary action to cause the board of directors of SpinCo to consist of the individuals identified by SpinCo to the Company prior to the Distribution, including the resignation or removal of any individuals not so identified.

Section 3.5          Election of Officers. On or prior to the Distribution Date, SpinCo shall take all actions necessary and desirable so that as of the Distribution Date, the executive officers of SpinCo will be as set forth in the Information Statement, including the resignation or removal of any individuals not so identified.

Section 3.6          State Securities Laws. Prior to the Distribution Date, the Company and SpinCo shall take all such action as may be necessary or appropriate under the securities or “blue sky” laws of states or other political subdivisions of the United States in order to effect the Distribution.

Section 3.7          Listing Application. Prior to the Distribution Date, the Company and SpinCo shall prepare and file with a National Securities Exchange a listing application and related documents and shall take all such other actions with respect thereto as shall be necessary or desirable in order to cause such National Securities Exchange to list on or prior to the Distribution Date, subject to official notice of issuance, the SpinCo Common Stock. The Company and SpinCo agree that, at SpinCo’s option, SpinCo may list its shares for trading under the ticker symbol “INBX” and the Company shall use reasonable best efforts to assist SpinCo in transferring the ticker symbol “INBX” to SpinCo.

Section 3.8          Withholding. Notwithstanding anything in this Agreement to the contrary, each Party shall be entitled to deduct and withhold, or cause any paying agent of such Party to deduct and withhold, from any amounts payable or otherwise distributable in accordance with this Agreement, such amounts as are required to be deducted or withheld therefrom in accordance with the Code, or any other applicable federal, state, local or non-U.S. Tax Law. In the case of a distribution that is subject to withholding, the distributing party may withhold an appropriate portion of such distributed property and either (a) sell such withheld property to generate cash necessary to pay over the withholding tax or (b) pay the withholding tax using its own funds and retain such withheld property. To the extent such amounts are properly and timely deducted or withheld in accordance with applicable Law, such amounts will be treated for all purposes under this Agreement or any other agreement as having been paid to, or distributed and received by, the Person to whom such amounts would otherwise have been paid or distributed.

Section 3.9          Warrants. On the Distribution Date, but immediately prior to the Effective Time, the Company shall deliver the SpinCo Warrants to the holders of the Private Placement Warrants to the extent required pursuant to the terms of the Private Placement Warrants and shall deliver SpinCo Common Stock to the holders of the Company Warrants that are entitled to receive such SpinCo Common Stock pursuant to the terms of the Company Warrants.

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Article IV

ADDITIONAL COVENANTS; FURTHER ASSURANCES

Section 4.1          Permits; Consents. On or prior to the Distribution Date, the Parties shall use their respective commercially reasonable efforts to (i) Transfer or cause to be Transferred any transferable RemainCo Permits which are held in the name of any member of the SpinCo Group, or in the name of any employee, officer, director, stockholder or agent of a member of the SpinCo Group, on behalf of SpinCo, to the Company, (ii) Transfer or cause to be Transferred any transferable SpinCo Permits which are held in the name of any member of the RemainCo Group, or in the name of any employee, officer, director, stockholder or agent of a member of the RemainCo Group, on behalf of the Company, to SpinCo, and (iii) obtain all Consents with respect to any Contracts to the extent required in connection with the Distribution.

Section 4.2          Licensed Names and Marks.

(a)          Subject to Section 4.2(b) and Section 4.2(c), effective on the Distribution Date, SpinCo, on behalf of the SpinCo Group, hereby grants to RemainCo, and its Subsidiaries and Affiliates, a worldwide, non-exclusive, non-transferable (except as set forth in Section 4.2(f)), non-sublicensable (except as set forth in Section 4.2(g)), royalty-free, fully paid-up license to use and display the Licensed Names and Marks for the one hundred and eighty (180) day period immediately following the Distribution Date, in each case, solely to the extent necessary to transition from uses of the Licensed Names and Marks in the 101 Business to other names and marks, including (i) on signage, forms, promotional, marketing and informational materials, stationery, displays (including any use on the Internet), business cards, equipment and other supplies owned or possessed by RemainCo and each of its Subsidiaries as of the Distribution Date, and (ii) as otherwise required to comply with applicable Law.

(b)          As promptly as reasonably practicable, but in any event within one hundred and eighty (180) days after the Distribution Date, RemainCo shall, and shall cause its Subsidiaries to, (i) take all action necessary to change the corporate name of each entity that includes a Licensed Name and Mark to a name that is not confusingly similar to any Licensed Name and Mark, and (ii) execute all documents as may be necessary to evidence any such name changes; provided that the 180-day time period will be extended to the extent necessary for delays outside of RemainCo’s reasonable control or for a reasonable period of time as is reasonably necessary to mitigate commercial and operational disruption of the applicable name change; provided, further, such extension shall not exceed an additional thirty (30) days without SpinCo’s prior written consent not to be unreasonably withheld.

(c)          Except as set forth in this Section 4.2, within one hundred and eighty (180) days after the Distribution Date, RemainCo shall, and shall cause each of its Subsidiaries to, (i) cease and discontinue all uses of Licensed Names and Marks; and (ii) eliminate the Licensed Names and Marks from, revise, paint over or otherwise obscure the Licensed Names and Marks, on any signage or other public-facing materials (including any publicly distributable documents and other digital or physical public-facing materials bearing the Licensed Names and Marks) owned or controlled by RemainCo or any of its Subsidiaries after the Distribution Date. With respect to RemainCo’s activities to effect the actions described in clauses (i) or (ii) of the preceding sentence, SpinCo will cooperate with RemainCo in these activities as reasonably requested by RemainCo and all costs reasonably incurred and payable to Third Parties in the conduct of such activities by RemainCo or SpinCo will be equally shared by the Parties through quarterly reconciliation. Notwithstanding the foregoing, RemainCo shall not be deemed to be in breach of this Section 4.2(c) if, after the date of this Agreement, RemainCo or any of its Subsidiaries (x) uses a Licensed Name and Mark in a nominative manner in textual sentences referencing the historical relationship between RemainCo, on the one hand, and SpinCo, on the other hand, which references are factually accurate, (y) retains copies of any books, records and other materials that, as of the date of this Agreement, contain or display the Licensed Name and Marks and such copies are used solely for internal or archival purposes (and not public display) or (z) uses the Licensed Names and Marks to comply with applicable Laws or for litigation, regulatory or corporate filings and documents filed by RemainCo or any of its Subsidiaries with any Governmental Authority.

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(d)          RemainCo shall not, and shall cause any permitted sublicensee and each of its Subsidiaries not to, use the Licensed Names and Marks in any manner that is reasonably likely to (a) harm or impair the goodwill associated with any of the Licensed Names and Marks or (b) compromise the validity of, or SpinCo’s ability to enforce, any of the Licensed Names and Marks.

(e)          SpinCo will indemnify, defend, and hold RemainCo, and each of its respective Subsidiaries and Affiliates harmless from and against any and all claims, losses, Liabilities, damages, and associated legal expenses suffered or incurred by RemainCo, or each of its respective Subsidiaries and Affiliates to the extent arising out of claims by third parties that RemainCo’s, or any of its respective Subsidiaries’ and Affiliates’, use of the Licensed Names and Marks in accordance with the terms of this Agreement infringes, dilutes, constitutes unfair competition, or otherwise violates the rights of such third party in a Trademark. SpinCo’s indemnification obligations pursuant to this Section 4.2(e) shall be governed by Section 5.4 herein.

(f)          RemainCo may assign the license granted in Section 4.2(a), in whole or in part, in connection with a merger, consolidation, or sale of all or substantially all of, or any portion of the assets of the 101 Business to which the license relates.

(g)          RemainCo may sublicense the license granted in Section 4.2(a) solely within the scope of the license granted to RemainCo to (i) its current and future Affiliates, (ii) its vendors, consultants, contractors, suppliers, and other third-party service providers in connection with the 101 Business and (iii) its distributors, customers, and collaboration partners in connection with the distribution, licensing, offering and sale of the current and future products and services of the 101 Business. RemainCo shall be responsible for compliance by any sublicensee to the terms and conditions set forth herein that are applicable to such sublicensee.

Section 4.3          Intellectual Property Recordation. The Company and SpinCo shall, and shall cause any members of their respective Groups to, promptly after the Distribution Date, but in no event later than twenty-one (21) business days thereafter, sign and execute all additional documents and undertake all other actions reasonably required or advisable to effectuate and register the ownership of all Intellectual Property (x) owned by SpinCo or any member of the SpinCo Group, on the one hand, or (y) owned by the Company or any member of the RemainCo Group, on the other, that is intended to be transferred to the other Party or a member of the other Party’s Group, pursuant to Section 2.2, in the United States Patent and Trademark Office and United States Copyright Office and all foreign equivalents thereof. Without limiting the foregoing, each of Parent and SpinCo acknowledges that, after the Distribution Date, the other Party is free to maintain, abandon, sell or assign all such Intellectual Property at its sole discretion without any consent of such Party.

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Section 4.4          Transition Services Agreement. On or prior to the Distribution Date, each of the Company and SpinCo shall enter into, and/or (where applicable) shall cause members of their respective Groups to enter into, the Transition Services Agreement and any other agreements in respect of the Distribution reasonably necessary or appropriate in connection with the transactions contemplated hereby and thereby. Each of the Company and SpinCo shall (a) use its respective reasonable best efforts to finalize the Transition Services Agreement (including all schedules and exhibits thereto) as promptly as practicable after the date of this Agreement, and in no event later than the Distribution Date and (b) provide all necessary information, and use reasonable best efforts, to identify all services necessary for the other Party’s respective business (i.e., the 101 Business for the Company as the receiving Party and the SpinCo Business for SpinCo as the receiving Party) and include such services under the Transition Services Agreement as requested by the receiving Party.

Section 4.5          Employee Matters.

(a)          Transfer of Current Employees. As part of the Pre-Closing Reorganization, and prior to the Distribution Effective Time, RemainCo Group shall transfer and assign the employment of each Transferred Employee to a member of the SpinCo Group.

(i)          Severance. The Parties agree that the transfer of each Transferred Employee’s employment to a member of the SpinCo Group shall not be deemed to be a termination of employment by the applicable member of the RemainCo Group and, except with respect to any ClinOps Employee Transaction Liabilities, shall not trigger any obligation to pay severance, separation pay, salary continuation or other similar benefits to such Transferred Employee.

(ii)          Employment Arrangements. SpinCo will assume and honor, or will cause a member of the SpinCo Group to assume and honor, the employment and individual agreements set forth on Schedule D; provided that, except as set forth on Schedule L, any indemnification obligations for Company directors or officers regarding any actions taken prior to the Effective Time, including with respect to the transactions contemplated hereby, shall in the first instance be the responsibility of Parent, for so long as Parent has obligations pursuant to Section 6.6 of the Merger Agreement; provided, further, that nothing in this provision shall amend, modify or abrogate in any way any Liabilities indemnifiable by SpinCo pursuant to Section 5.3, or expand in any way any obligations or liabilities of Parent under Section 6.6 of the Merger Agreement.

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(iii)          At-Will Status. Nothing in this Agreement shall create any obligation on the part of any member of the RemainCo Group or any member of the SpinCo Group to (A) continue the employment of any Current Employee or permit the return from a leave of absence for any period following the date of this Agreement or the Effective Time (except as required by applicable Law) or (B) change the employment status of any Current Employee from “at-will”.

(b)          Transferred Plans; COBRA. Except as provided otherwise in the Transition Services Agreement, the Parties shall take any and all action as shall be necessary or appropriate such that, effective as of the Effective Time or such later date as contemplated by the terms of the applicable Transferred Plan or as required by applicable Law, the Company and each member of the RemainCo Group, to the extent applicable, shall cease to be a participating company in any Transferred Plan (if applicable). SpinCo shall remain responsible for compliance with the health care continuation coverage requirements of COBRA or other similar Law with respect to any current or former employee of the Company or its Affiliates who incurred a “qualifying event” under COBRA or other similar Law on or prior to the Effective Time. The Parties agree that neither the Distribution nor any transfers of employment from the Company or its Subsidiaries to the SpinCo Group that occur as contemplated by this Agreement shall constitute a “qualifying event” for purposes of COBRA.

(c)          Treatment of Incentive Plan Awards; Cash Bonus Plans.

(i)          Generally. Prior to the Distribution, the Company shall take any action as shall be necessary or appropriate to provide that, in connection with the Distribution, each outstanding Company Option and each other outstanding award granted after the date hereof under the Incentive Plan in accordance with the terms of the Merger Agreement shall remain outstanding and continue to cover shares of RemainCo and shall be treated in accordance with the terms of the Merger Agreement.

(ii)          Short-Term Incentive Plans. Except as otherwise provided with respect to ClinOps Employee Transaction Liabilities, SpinCo acknowledges and agrees that it shall have full responsibility with respect to any Liabilities and the payment or performance of any obligation arising out of or relating to any annual cash bonus or other short-term cash incentive plan or program in which Transferred Employees participate (and, for the avoidance of doubt, shall retain responsibility for payment of the bonuses thereunder with respect to the entire calendar year in which the Closing occurs); it being understood that (A) neither RemainCo nor any member of the RemainCo Group will assume any Liabilities (other than the ClinOps Employee Transaction Liabilities) for any annual cash or other short-term cash incentive plan or program maintained or sponsored by SpinCo or its Subsidiaries following the Distribution and (B) neither the SpinCo nor any member of the SpinCo Group will assume any Liabilities for any annual cash or other short-term cash incentive plan or program maintained or sponsored by RemainCo or its Subsidiaries following the Distribution.

(d)          Individual Arrangements. SpinCo acknowledges and agrees that, except with respect to the ClinOps Employee Transaction Liabilities or as otherwise provided in this Agreement, it shall have full responsibility with respect to any Liabilities and the payment or performance of any obligations arising out of or relating to any employment, consulting, non-competition, retention or other compensatory arrangement entered into between any member of the SpinCo Group and any Transferred Employee.

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(e)          Cooperation; Personnel Records; Data Sharing. At all times following the Distribution Effective Time, the Parties shall, or shall cause any member of their respective Groups to, cooperate in good faith as necessary to facilitate the administration of the Transferred Plans, as applicable, and the resolution of related employee benefit claims, including with respect to the provision of employee-level information necessary for the other Party to manage, administer, finance and file required reports with respect to such administration. The Parties shall, or shall cause any member of their respective Groups to, provide each other such records and information as necessary or appropriate to carry out their obligations under applicable Law, this Agreement, or for the purposes of administering the Transferred Plans, as applicable, as soon as administratively practicable after the Distribution Effective Time or upon reasonable request by the other Party. All information and records regarding employment and personnel matters of Transferred Employees shall be accessed, retained, held, used, copied and transmitted after the Distribution Date by the Parties in accordance with all applicable Laws and policies relating to the collection, storage, retention, use, transmittal, disclosure and destruction of such records.

(f)          Director Obligations. The Company shall retain responsibility for the payment of any cash fees payable in respect of service on the Company Board of Directors, as required by existing Benefit Plans disclosed to Parent as of the date of this Agreement, that are payable but not yet paid as of the Distribution (which amounts, for the avoidance of doubt, shall be calculated on a pro-rated basis to reflect the period of service through the Distribution Date), and SpinCo shall have no responsibility for any such payments.

(g)          No Third Party Beneficiaries. No provision of this Agreement shall be construed to create any right to any compensation or benefit on the part of any Transferred Employee or other future, present, or former employee of any member of the SpinCo Group or RemainCo Group under any Transferred Plan or otherwise. This Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns. No provision in this Agreement shall modify or amend any other agreement, plan, program, or document unless this Agreement explicitly states that the provision “amends” that other agreement, plan, program, or document. Nothing in this Agreement is intended to confer upon any Current Employee or former employee or service provider of SpinCo, the Company or either of their respective Subsidiaries or Affiliates any right to continued employment or service, or any recall or similar rights to an individual on layoff or any type of approved leave.

Section 4.6          Release of Liens.

(a)          The Company shall, at its sole cost and expense, use reasonable best efforts to cause any Lien on any SpinCo Asset that serves as collateral or security for any Liability of any member of the RemainCo Group to be unconditionally released and discharged (any such unconditional release and discharge, a “Discharge”) prior to the Distribution. If any such Lien is not so Discharged prior to the Distribution, the Company shall, at its sole cost and expense, use reasonable best efforts to cause such Lien to be Discharged as promptly as reasonably possible thereafter. Any loss of, or Liabilities resulting from restrictions on the use of, the underlying asset arising from the failure of any such Lien to be Discharged shall constitute a RemainCo Liability.

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(b)          SpinCo shall, at its sole cost and expense, use reasonable best efforts to cause any Lien on any RemainCo Asset that serves as collateral or security for any Liability of any member of the SpinCo Group to be Discharged prior to the Distribution. If any such Lien is not so Discharged prior to the Distribution, SpinCo shall, at its sole cost and expense, use reasonable best efforts to cause such Lien to be Discharged as promptly as reasonably possible thereafter. Any loss of, or Liabilities resulting from restrictions on the use of, the underlying asset arising from the failure of any such Lien to be Discharged shall constitute a SpinCo Liability.

Section 4.7          No Solicit; No Hire. None of RemainCo, SpinCo or any member of their respective Groups shall, for a period of twelve (12) months from the Effective Time, without the prior written consent of the other Party, directly or indirectly, recruit, solicit, hire or retain any person who is an employee specified on Schedule B or Schedule E (as applicable) of the other Party or its Subsidiaries as of the Effective Time or induce, or attempt to induce, any such employee to terminate his or her employment with, or otherwise cease his or her relationship with, the other Party or its Subsidiaries; provided, however, that (i) nothing in this Section 4.7 shall be deemed to prohibit any general solicitation for employment through advertisements and search firms not specifically directed at employees of such other Party or any hiring as a result thereof, and (ii) the prohibitions of this Section 4.7 shall not apply with respect to employees who have been terminated by a Party. The Parties agree that irreparable damage may occur in the event that the provisions of this Section 4.7 were not performed in accordance with their specific terms. Accordingly, it is hereby agreed that the Parties shall be entitled to an injunction or injunctions to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In respect of countries whose local Laws declare as invalid or unenforceable or prohibit any agreement between employers not to hire employees of the other, the Parties shall not have an agreement not to hire employees of the other but agree not to actively solicit the services of each other’s employees for such period on and after the Effective Time as specified in this Section 4.7.

Section 4.8          Insurance Matters.

(a)          From and after the Effective Time, with respect to any Losses, damages and Liabilities incurred by any member of the RemainCo Group prior to the Effective Time, SpinCo will provide RemainCo with access to, and RemainCo may, upon ten (10) business days’ prior written notice to SpinCo, make claims under, the Company’s historical policies of insurance, but solely to the extent that such policies provided coverage for members of the RemainCo Group prior to the Effective Time; provided that such access to, and the right to make claims under, such insurance policies, shall be subject to the terms and conditions of such insurance policies, including any limits on coverage or scope, any deductibles and other fees and expenses, and shall be subject to the following additional conditions:

(i)          RemainCo shall report any claim in writing to SpinCo, as promptly as is reasonably practicable, and in any event in sufficient time so that such claim may be made and managed by SpinCo in accordance with the Transition Services Agreement and SpinCo’s claim reporting procedures in effect immediately prior to the Effective Time (or in accordance with any modifications to such procedures after the Effective Time communicated by the Company to SpinCo in writing);

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(ii)          RemainCo and the members of the RemainCo Group shall solely bear and be liable for (and neither SpinCo nor any members of the SpinCo Group shall have any obligation to repay or reimburse RemainCo or any member of the RemainCo Group for), and shall indemnify, hold harmless and reimburse SpinCo and the members of the SpinCo Group for, any deductibles, self-insured retention, fees and expenses to the extent resulting from any access to, or any claims made by SpinCo or any other members of the RemainCo Group under any insurance provided pursuant to this Section 4.8(a), including any indemnification payments under ARTICLE V, settlements, judgments, legal fees and allocated claims expenses and claim handling fees, whether such claims are made by members of the RemainCo Group, its employees or Third Parties; and

(iii)          RemainCo shall solely bear and be liable for (and neither the Company nor any members of the SpinCo Group shall have any obligation to repay or reimburse RemainCo or any member of the RemainCo Group for) all uninsured, uncovered, unavailable or uncollectible amounts of all such claims made by RemainCo or any member of the RemainCo Group under the policies as provided for in this Section 4.8(a). In the event an insurance policy aggregate is exhausted, or believed likely to be exhausted, due to noticed claims, the RemainCo Group, on the one hand, and the SpinCo Group, on the other hand, shall be responsible for their pro rata portion of the reinstatement premium, if any, based upon the Losses of such Group submitted to SpinCo’s insurance carrier(s) (including any submissions prior to the Effective Time). To the extent that the SpinCo Group or the RemainCo Group is allocated more than its pro rata portion of such premium due to the timing of Losses submitted to SpinCo’s insurance carrier(s), the other Party shall promptly pay the first Party an amount so that each Group has been properly allocated its pro rata portion of the reinstatement premium. Subject to the following sentence, SpinCo may elect not to reinstate the policy aggregate. In the event that, at any time prior to the Effective Time, SpinCo elects not to reinstate the policy aggregate, it shall provide prompt written notice to RemainCo, and RemainCo may direct SpinCo in writing to, and SpinCo shall, in such case, reinstate the policy aggregate; provided that RemainCo shall be responsible for all reinstatement premiums and other costs associated with such reinstatement.

(b)          Except as provided in Section 4.8(a), from and after the Effective Time, neither RemainCo nor any member of the RemainCo Group shall have any rights to or under any of the insurance policies of SpinCo or any other member of the SpinCo Group. At the Effective Time, RemainCo shall, unless it has obtained the prior written consent of SpinCo, have in effect all insurance programs obligations required to comply with RemainCo’s contractual obligations and such other insurance policies required by Law or as reasonably necessary or appropriate for companies operating a business similar to RemainCo’s. Such insurance programs may include but are not limited to general liability, commercial auto liability, worker’s compensation, employer’s liability, product/completed operations liability, pollution legal liability, surety bonds, professional services liability, property, cargo, employment practices liability, employee dishonesty/crime, directors’ and officers’ liability, fiduciary liability and cyber liability.

(c)          Neither RemainCo nor any member of the RemainCo Group, in connection with making a claim under any insurance policy of SpinCo or any member of the SpinCo Group pursuant to this Section 4.8, shall take any action that would be reasonably likely to: (i) have an adverse impact on the then-current relationship between SpinCo or any member of the SpinCo Group, on the one hand, and the applicable insurance company, on the other hand; (ii) result in the applicable insurance company terminating or reducing coverage, or increasing the amount of any premium owed by SpinCo or any member of the SpinCo Group under the applicable insurance policy; or (iii) otherwise compromise, jeopardize or interfere with the rights of SpinCo or any member of the SpinCo Group under the applicable insurance policy.

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(d)          All payments and reimbursements by RemainCo pursuant to this Section 4.8 will be made within thirty (30) days after RemainCo’s receipt of an invoice therefor from SpinCo. If SpinCo incurs costs to enforce RemainCo’s obligations herein, RemainCo agrees to indemnify and hold harmless SpinCo for such enforcement costs, including reasonable, documented attorneys’ fees. SpinCo shall retain the exclusive right to control its insurance policies and programs, including the right to exhaust, settle, release, commute, buy back or otherwise resolve disputes with respect to any of its insurance policies and programs and to amend, modify or waive any rights under any such insurance policies and programs, notwithstanding whether any such policies or programs apply to any RemainCo Liabilities and/or claims RemainCo has made or could make in the future, and no member of the RemainCo Group shall erode, exhaust, settle, release, commute, buyback or otherwise resolve disputes with SpinCo’s insurers with respect to any of SpinCo’s insurance policies and programs, or amend, modify or waive any rights under any such insurance policies and programs. RemainCo shall cooperate with SpinCo and share such information as is reasonably necessary in order to permit SpinCo to manage and conduct its insurance matters as it deems appropriate, including with respect to (i) any claims made pursuant to Section 4.8(a) and the management thereof, (ii) any policy premium adjustments with respect to the Company’s historical policies of insurance, in each case to the extent that such policies provided coverage for members of the RemainCo Group prior to the Effective Time, and (iii) the release of any and all Company surety bonding obligations to the extent related to any such insurance policies described in clause (ii). Neither SpinCo nor any of the members of the SpinCo Group shall have any obligation to secure extended reporting for any claims under any Liability policies of SpinCo or any member of the SpinCo Group for any acts or omissions by any member of the RemainCo Group incurred prior to Effective Time.

(e)          This Agreement shall not be considered as an attempted assignment of any policy of insurance or as a Contract of insurance and shall not be construed to waive any right or remedy of any member of the SpinCo Group in respect of any insurance policy or any other Contract or policy of insurance.

(f)          RemainCo does hereby, for itself and each other member of the RemainCo Group, agree that no member of the SpinCo Group shall have any Liability whatsoever as a result of the insurance policies and practices of SpinCo and the members of the SpinCo Group as in effect at any time, including as a result of the level or scope of any such insurance, the creditworthiness of any insurance carrier, the terms and conditions of any policy, the adequacy or timeliness of any notice to any insurance carrier with respect to any claim or potential claim or otherwise.

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Section 4.9          Shared IP.

(a)          Effective as of the Distribution Date, the Company, on behalf of itself and the RemainCo Group, hereby grants to SpinCo and each member of the SpinCo Group, a worldwide, perpetual, irrevocable, fully paid-up, royalty-free, non-transferable (except as set forth in Section 4.2(f)), non-sublicensable (except as set forth in Section 4.2(g)): (i) non-exclusive license under the RemainCo Shared IP to use, reproduce, create derivative works of, modify, distribute, make, have made, sell, offer for sale, import or otherwise exploit products and services solely to the extent necessary or reasonably useful to operate and exploit in the SpinCo Business as conducted as of the Closing and any natural evolutions or extensions thereof; and (ii) exclusive (even as to the RemainCo Group) license under all RemainCo Shared IP, solely in the field of exploiting INBRX-105, INBRX-106 or INBRX-109, in each case as constituted at the Effective Time; provided, however, nothing in this license grant is intended to limit the RemainCo Group’s right to use the RemainCo Shared IP for the exploitation of INBRX-101, and the foregoing grant specifically excludes any rights necessary for the exploitation of INBRX-101.

(b)          Effective as of the Distribution Date, SpinCo, on behalf of itself and the SpinCo Group, hereby grants to the Company and each member of the RemainCo Group a worldwide, perpetual, irrevocable, fully paid-up, royalty-free, non-transferable (except as set forth in Section 4.9(c)), non-sublicensable (except as set forth in Section 4.9(d)): (i) non-exclusive license under the SpinCo Shared IP to use, reproduce, create derivative works of, modify, distribute, make, have made, sell, offer for sale, import or otherwise exploit products and services solely to the extent necessary or reasonably useful to operate and exploit the 101 Business as conducted as of the Closing and any natural evolutions or extensions thereof; and (ii) exclusive (even as to the SpinCo Group) license under all SpinCo Shared IP, solely in the field of (A) exploiting INBRX-101 and (B) the exploitation of any compounds, products or services indicated for use in the treatment, prophylaxis or amelioration of AATD provided, however, nothing in this license grant is intended to limit the SpinCo Group’s right to use the SpinCo Shared IP for the exploitation of INBRX-105, INBRX-106 and INBRX-109, and the foregoing grant specifically excludes any rights necessary for the exploitation of INBRX-105, INBRX-106 or INBRX-109.

(c)          The Company and SpinCo, as applicable, may assign the license granted in Section 4.9(a) and Section 4.9(b), in whole or in part, in connection with a merger, consolidation or sale of all or substantially all of, or any portion of the assets of the Business of the Company or SpinCo, as applicable, and its Affiliates to which the license relates.

(d)          The Company and SpinCo, as applicable, may sublicense the license granted in Section 4.9(a) and Section 4.9(b), as applicable, solely within the scope of the license granted to the Company and SpinCo, as applicable, to (i) its current and future Affiliates, (ii) its vendors, consultants, contractors, suppliers, and other third-party service providers in connection with the Business of SpinCo or the Company, as applicable, and its Affiliates and (iii) its distributors, customers, and collaboration partners in connection with the distribution, licensing, offering and sale of the current and future products and services of the Business of SpinCo or the Company, as applicable, and its Affiliates.

(e)          Each Party will ensure, and will cause each member of its Group to ensure (i) that the Shared IP to which it is granted a license under this Agreement is maintained as the licensor Party’s Confidential Information under this Agreement (subject to any applicable exceptions in the definition of “Confidential Information”) and (ii) that any Shared IP that is a Trade Secret or Know-How is not disclosed by such Party, any member of its Group or their employees to any Person other than a permitted sublicensee of such Shared IP under this Agreement or as required under applicable Law. In addition, and without limiting anything in Section 6.5, each Party will ensure, and will cause each member of its Group to ensure, that any Person who receives disclosure of a Trade Secret or Know-How is contractually obligated to continue to maintain the status of such Trade Secret or Know-How under applicable Law.

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(f)          The license granted in Section 4.9(a) and Section 4.9(b) is, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” (as defined under Section 101 of the United States Bankruptcy Code), and each of the Company and SpinCo may fully exercise all of its rights and elections under the United States Bankruptcy Code (or any similar foreign applicable Law) with respect thereto. For the avoidance of doubt, this Section 4.9 shall survive in perpetuity.

(g)          SpinCo, on behalf of itself and the SpinCo Group, shall only be permitted to sell, transfer, assign, exclusively license or otherwise dispose of (whether by merger, stock or asset sale or otherwise) to any Person, any SpinCo Shared IP or any Intellectual Property licensed to the Company and each other member of the RemainCo Group pursuant to Section 4.9(b) if the applicable acquirer, transferee, assignee or licensee expressly assumes in writing, the obligations of such license, a copy of which shall be promptly provided to RemainCo.

Section 4.10          Further Assurances.

(a)          In addition to and without limiting the actions specifically provided for elsewhere in this Agreement, including Section 2.6, each of the Parties shall cooperate with each other and use (and shall cause its respective Subsidiaries and Affiliates to use) reasonable best efforts, at and after the Distribution Effective Time, to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable Law or contractual obligations to consummate and make effective the transactions contemplated by this Agreement and the Transition Services Agreement.

(b)          Without limiting the foregoing, from and after the Distribution Effective Time, each Party shall cooperate with the other Party, subject to Section 2.6, to execute and deliver, or use reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment, Transfer or title, and to make all filings with, and to obtain all Consents and/or approvals of, and provide any notices to, any Governmental Authority or other Person under any permit, license, Contract, agreement, indenture or other instrument, and to take all such other actions as such Party may reasonably be requested to be taken by the other Party from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the Transfers of the applicable Assets and the assignment and assumption of the applicable Liabilities and the other transactions contemplated hereby and thereby. Without limiting the foregoing, each Party shall, subject to Section 2.6, take such other actions as may be reasonably necessary to vest in such other Party such title and such rights as possessed by the transferring Party to the Assets allocated to such other Party, free and clear of any Liens, other than any Permitted Liens.

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(c)          On or prior to the Effective Time, the Company and SpinCo in their respective capacities as direct and indirect stockholders of the members of their Groups, shall each ratify any actions which are reasonably necessary or desirable to be taken by the Company, SpinCo or any of the members of their respective Groups, as the case may be, to effectuate the transactions contemplated by this Agreement and the Transition Services Agreement.

(d)          At or prior to the Distribution Effective Time, each of the Company and SpinCo shall enter into, and/or (where applicable) shall cause a member or members of their respective Group (as applicable) to enter into any Contracts in respect of the Distribution reasonably necessary or appropriate in connection with the transactions contemplated by this Agreement or the Transition Services Agreements.

Section 4.11          Technology Transfer. As soon as reasonably practicable, but in no event later than six (6) months following the Distribution Effective Time, SpinCo, together with the SpinCo Group, shall complete, or cause to be completed, the transfer to Company and its Affiliates of any all tangible embodiments of the RemainCo Assets, including any all Trade Secrets, Know-How and any other confidential or proprietary information that constitutes, embodies or is otherwise included in the RemainCo Intellectual Property, in accordance with the provisions hereof.

Section 4.12          Pharmacovigilance Agreement. On or prior to the Distribution Date, each of the Company and SpinCo shall enter into, and/or (where applicable) shall cause members of their respective Groups to enter into, a pharmacovigilance agreement to be mutually agreed between the Parties. Each of the Company and SpinCo shall use its respective reasonable best efforts to finalize such pharmacovigilance agreement as promptly as practicable after the date of this Agreement, and in no event later than the Distribution Date.

Section 4.13          Transition Services Agreement. To the Knowledge of the Company (as defined in the Merger Agreement), upon consummation of the transactions contemplated by this Agreement, the SpinCo Group represents and warrants that RemainCo will have all Assets and rights necessary for the conduct of the 101 Business (other than the Licensed Names and Marks), after taking into account the services set forth on the Schedule to the Transition Services Agreement at the time of signing. RemainCo’s sole remedy for breach of the foregoing representation shall be transfer of any such Assets or rights necessary for the conduct of the 101 Business to RemainCo pursuant to the terms of Section 2.3 and Section 2.7, without regard to any temporal limitations set forth in those sections.

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Article V

INDEMNIFICATION; RELEASE

Section 5.1          Release of Pre-Distribution Claims.

(a)          Except (i) as provided in Section 5.1(b), (ii) as may be otherwise expressly provided in this Agreement, the Merger Agreement or in the Transition Services Agreement, and (iii) for any matter for which any Indemnified Party is entitled to indemnification pursuant to this ARTICLE V, each Party (A) on behalf of itself and each member of its Group, and to the extent permitted by Law, all Persons who at any time prior to the Distribution were stockholders, directors, officers, agents or employees of any member of its respective Group (in their respective capacities as such), in each case, together with their respective heirs, executors, administrators, successors and assigns, (x) does hereby, irrevocably but effective at the time of and conditioned upon the occurrence of the Distribution, and (y) at the time of the Distribution shall remise, release and forever discharge the other Party and the other members of such other Party’s Group and their respective successors and all Persons who at any time prior to the Distribution were stockholders, directors, officers, agents or employees of any member of such other Party’s Group (in their capacity as such), in each case, together with their respective heirs, executors, administrators, successors and assigns from any and all Liabilities whatsoever, whether at Law or in equity, whether arising under any Contract, by operation of Law or otherwise, in each case, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Distribution, including in connection with the Pre-Closing Reorganization, Distribution or any of the other transactions contemplated hereunder and under the Transition Services Agreement and (B) in any event will not, and will cause its respective Subsidiaries not to, bring any Proceeding or claim against any member of the other Group in respect of such Liabilities. Each Party hereby acknowledges that it is aware that factual matters now unknown to it may have given or may hereafter give rise to Liabilities that are presently unknown, unanticipated and unsuspected, and further agrees that this release has been negotiated and agreed upon in light of that awareness.

(b)          Nothing contained in Section 5.1(a) shall impair or otherwise affect any right of either Party and, as applicable, a member of such Party’s Group, or Parent or its Affiliates, to enforce this Agreement, the Merger Agreement, the Transition Services Agreement or any agreements, arrangements, commitments or understandings contemplated in this Agreement, the Merger Agreement or the Transition Services Agreement to continue in effect after the Effective Time. In addition, nothing contained in Section 5.1(a) shall release any Person from:

(i)          any Liability assumed, Transferred or allocated to a Party or a member of such Party’s Group pursuant to or contemplated by, or any other Liability of any member of such Group under, this Agreement, the Merger Agreement or the Transition Services Agreement including (A) with respect to the Company, any RemainCo Liability and (B) with respect to SpinCo, any SpinCo Liability;

(ii)          any Liability for unpaid amounts for products or services or refunds owing on products or services due on a value-received basis for work done by a member of one Group or its Affiliates at the request or on behalf of a member of the other Group;

(iii)          any Liability provided in or resulting from any other Contract or understanding that is entered into after the Distribution Effective Time between any Party (and/or a member of such Party’s or Parties’ Group), on the one hand, and the other Party (and/or a member of such other Party’s Group), on the other hand;

(iv)          any Liability that the Parties may have with respect to indemnification pursuant to this Agreement, the Merger Agreement, the Transition Services Agreement or otherwise for claims brought against the Parties by other Persons, which Liability shall be governed by the provisions of this ARTICLE V and, if applicable, the appropriate provisions of the Merger Agreement or the Transition Services Agreement; and

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(v)          any Liability the release of which would result in a release of any Person other than the Persons released in Section 5.1(a); provided that the Parties agree not to bring any Proceeding or permit any other member of their respective Group to bring any Proceeding against a Person released in Section 5.1(a) with respect to such Liability.

(c)          Nothing contained in Section 5.1(a) shall release the Company from indemnifying any director, officer or employee of SpinCo who was a director, officer or employee of the Company or any of its Affiliates prior to the Distribution Effective Time or the Effective Time, as the case may be, to the extent such director, officer or employee is or becomes a named defendant in any Proceeding with respect to which he or she was entitled to such indemnification pursuant to then-existing obligations; it being understood that if the underlying obligation giving rise to such Proceeding is a SpinCo Liability (other than any Proceeding arising out of the Merger), SpinCo shall indemnify the Company for such Liability (including the Company’s costs to indemnify the director, officer or employee) in accordance with the provisions set forth in this ARTICLE V.

(d)          Each Party shall not, and shall not permit any member of its Group to, make any claim, demand or offset, or commence any Proceeding asserting any claim or demand, including any claim of contribution or any indemnification, against the other Party or any member of the other Party’s Group, or any other Person released pursuant to Section 5.1(a), with respect to any Liabilities released pursuant to Section 5.1(a).

(e)          It is the intent of each Party, by virtue of, and in accordance with, the provisions of this Section 5.1, to provide, to the fullest extent permitted by applicable Law, for a full and complete release and discharge of all Liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed at or before the Effective Time, whether known or unknown, between or among either Party (and/or a member of such Party’s Group), on the one hand, and the other Party (and/or a member of such other Party’s Group), on the other hand (including any contractual agreements or arrangements existing or alleged to exist between or among any such members at or before the Effective Time), except as specifically set forth in this Section 5.1. At any time, at the reasonable request of the other Party, each Party shall cause each member of its respective Group and, to the extent practicable, each other Person on whose behalf it released Liabilities pursuant to this Section 5.1 to execute and deliver releases, to the fullest extent permitted by applicable Law, reflecting the provisions hereof.

(f)          Each of RemainCo and SpinCo, on behalf of itself and its Subsidiaries, hereby waives any claims, rights of termination and any other rights under any Contract by and between or among any member of the RemainCo Group or the SpinCo Group, related to or arising out of the Distribution (including with respect to any “change of control” or similar provision or from any Party no longer being an Affiliate of the other Party, and agrees that any change in rights or obligations that would automatically be effective as a result thereof be deemed amended to no longer apply).

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Section 5.2          Indemnification by the Company. Except as otherwise specifically set forth in any provision of this Agreement, from and after the Distribution Date, the Company agrees to indemnify, defend and hold harmless the SpinCo Indemnitees from and against any and all Losses of the SpinCo Indemnitees to the extent arising out of, by reason of or otherwise in connection with (i) the RemainCo Liabilities, (ii) the failure of the Company or any other member of the RemainCo Group or any other Person to pay, perform or otherwise promptly discharge any RemainCo Liabilities, whether prior to, at or after the Distribution Effective Time, (iii) any breach by any member of the RemainCo Group of this Agreement or the Transition Services Agreement, (iv) except to the extent it relates to SpinCo Liabilities, any guarantee, indemnification obligation, surety bond or other credit support agreement, arrangement, commitment or understanding to the extent discharged or performed by any member of the RemainCo Group for the benefit of any member of the SpinCo Group that survives the Distribution Effective Time, (v) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information supplied by the Company in writing expressly for inclusion in the Spin-Off Registration Statement or the related Information Statement (including any amendments or supplements), or any other filings with the SEC made in connection with the transactions contemplated by this Agreement, (vi) any Liabilities of the SpinCo Indemnitees relating to, arising out of or resulting from claims by any holders of common stock of the Company, in their capacity as such, in connection with the Distribution and (vii) any Company Indemnified Taxes. This Section 5.2 shall apply with respect to any Taxes solely to the extent such Taxes constitute Company Indemnified Taxes and in no event shall the Company be required to indemnify, defend and hold the SpinCo Indemnitees harmless from and against any and all Losses to the extent such Losses relate to Taxes that are not Company Indemnified Taxes.

Section 5.3          Indemnification by SpinCo. Except as otherwise specifically set forth in any provision of this Agreement, from and after the Distribution Date, SpinCo agrees to indemnify, defend and hold harmless the RemainCo Indemnitees from and against any and all Losses of the RemainCo Indemnitees to the extent arising out of, by reason of or otherwise in connection with (i) the SpinCo Liabilities, (ii) the failure of SpinCo or any other member of the SpinCo Group or any other Person to pay, perform or otherwise promptly discharge any SpinCo Liabilities, whether prior to, at or after the Distribution Effective Time, (iii) any breach by any member of the SpinCo Group of this Agreement or the Transition Services Agreement, (iv) except to the extent it relates to RemainCo Liabilities, any guarantee, indemnification obligation, surety bond or other credit support agreement, arrangement, commitment or understanding to the extent discharged or performed by any member of the SpinCo Group for the benefit of any member of the RemainCo Group that survives the Distribution Effective Time, (v) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in the Spin-Off Registration Statement or the related Information Statement (including any amendments or supplements), or any other filings with the SEC made in connection with the transactions contemplated by this Agreement (but excluding any such Liabilities to the extent relating to information supplied by the Company in writing expressly for inclusion in the Spin-Off Registration Statement, the related Information Statement or such other filings), (vi) any Liabilities of the RemainCo Indemnitees relating to, arising out of or resulting from claims by any holders of common stock of SpinCo, in their capacity as such, in connection with the Distribution and (vii) any SpinCo Indemnified Taxes. This Section 5.3 shall apply with respect to any Taxes solely to the extent such Taxes constitute SpinCo Indemnified Taxes and in no event shall SpinCo be required to indemnify, defend and hold the RemainCo Indemnitees harmless from and against any and all Losses to the extent such Losses relate to Taxes that are not SpinCo Indemnified Taxes.

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Section 5.4          Claims.

(a)          If a claim or demand is made by a Third Party (a “Third Party Claim”) against a SpinCo Indemnitee or a RemainCo Indemnitee (each, an “Indemnified Party”) as to which such Indemnified Party is entitled to indemnification pursuant to this Agreement, such Indemnified Party shall notify the Party which is or may be required pursuant to Section 5.2 or Section 5.3 to make such indemnification (the “Indemnifying Party”) in writing, and in reasonable detail (a “Claim Notice”). The Claim Notice shall be given promptly after the Indemnified Party becomes aware of the facts indicating that a claim for indemnification may be warranted and shall state in reasonable detail (to the extent known) the nature and amount of the claim. The failure of the Indemnified Party to promptly deliver a Claim Notice shall not relieve the Indemnifying Party of its obligations under this ARTICLE V, except to the extent that the Indemnifying Party is actually and materially prejudiced by the failure to give such Claim Notice.

(b)          If a Claim Notice relates to a Third Party Claim, the Indemnifying Party may, through counsel of its own choosing and reasonably satisfactory to the Indemnified Party, assume the defense and investigation of such Third Party Claim; provided that the Indemnified Party shall be (i) entitled to participate in any such defense with counsel of its own choice at its own expense and (ii) entitled to participate in any such defense with counsel of its own choice at the expense of the Indemnifying Party if representation of both Parties by the same counsel creates a conflict of interest under applicable standards of professional conduct; provided, however, that the Indemnifying Party may not assume the defense and investigation of a Third Party Claim if (x) the Indemnified Party reasonably determines that such assumption and investigation would have an adverse effect on Indemnified Party’s relationship with a Governmental Authority or a material supplier, customer or subcontractor and (y) such assumption and investigation would not, in the Indemnifying Party’s reasonable determination, have an adverse effect on the Indemnifying Party’s relationship with a Governmental Authority or a material supplier, customer or subcontractor. In any event, if the Indemnifying Party fails to take reasonable steps necessary to defend diligently the Proceeding within thirty (30) days after receiving a Claim Notice with respect to the Third Party Claim, the Indemnified Party may assume such defense, and the fees and expenses of its attorneys will be covered by the indemnity provided for in this ARTICLE V. The Indemnifying Party shall not, without the consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise any pending or threatened Third Party Claim in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such Proceeding) or consent to the entry of any judgment (i) which does not, to the extent that an Indemnified Party may have any Liability with respect to such Proceeding, include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all Liability in respect of such Third Party Claim, (ii) which includes any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party or (iii) in any manner that involves any injunctive relief against the Indemnified Party or that may materially and adversely affect the Indemnified Party. The Indemnified Party may not compromise or settle any pending or threatened Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed, unless the sole relief granted is equitable relief for which the Indemnifying Party would have no Liability or to which the Indemnifying Party would not be subject.

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(c)          The Parties agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Third Party Claim. In connection with any fact, matter, event or circumstance that may give rise to a claim against an Indemnifying Party under this Agreement, the Indemnified Party shall: (i) preserve all material evidence relevant to the claim; (ii) allow the Indemnifying Party’s Representatives to investigate the fact, matter, event or circumstance alleged to give rise to such claim and whether and to what extent any amount is payable in respect of such claim; and (iii) disclose (at its own expense) to the Indemnifying Party and its Representatives all material of which it is aware which relates to the claim and provide all such information and assistance, including access to premises and personnel, and the right to examine and copy or photograph any assets, accounts, documents and records, as the Indemnifying Party or its Representatives may reasonably request, subject to the Indemnifying Party or its Representatives agreeing in such form as the Indemnified Party may reasonably require to keep all such information confidential and to use it only for the purpose of investigating and defending the claim in question.

(d)          Except in the case of intentional fraud and as otherwise provided in this Agreement, the rights and remedies under this ARTICLE V are exclusive and in lieu of any and all other rights and remedies that any Party may have against any other Party or any failure to perform any covenant or agreement set forth in this Agreement. Each Party expressly waives any and all other rights, remedies and causes of action it or its Affiliates may have against the other Party, or their respective Affiliates, respectively, now or in the future under any Law with respect to the transactions contemplated by this Agreement. The remedies expressly provided in this Agreement shall constitute the sole and exclusive basis for and means of recourse between the Parties with respect to transactions contemplated by this Agreement.

Section 5.5          Limitation of Liability; Mitigation.

(a)          No Party may obtain duplicative indemnification or other recovery for Losses and recoveries under one or more provisions of this Agreement or the Transition Services Agreement or under any other Contract, agreement, arrangement or understanding.

(b)          Each Indemnified Party shall use its respective commercially reasonable efforts to pursue all legal rights and remedies available to mitigate and minimize any Losses in respect of which such Indemnified Party is entitled to recover from an Indemnifying Party pursuant to this ARTICLE V promptly upon becoming aware of any event or circumstance that could reasonably be expected to constitute or give rise to such Losses; provided that such efforts in respect of Taxes shall not be required to the extent such efforts give rise to a greater than de minimis cost to the Indemnified Party.

(c)          Any indemnity payment made by a Party to the other Party pursuant to this ARTICLE V in respect of a Loss shall be net of an amount equal to (i) any insurance proceeds actually received and any other amounts actually recovered from Third Parties (whether by payment, discount, credit, relief, insurance, reductions in Tax or otherwise) by the Indemnified Party or an Affiliate in respect of such claim, less (ii) any related costs and expenses of such receipt or recovery, including the aggregate cost of pursuing any related insurance claims and any Taxes. If the Indemnified Party or an Affiliate receives any amounts under applicable insurance policies, or from any other Person alleged to be responsible for any Losses, subsequent to an indemnification payment by the Indemnifying Party, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification payment up to the amount received by the Indemnified Party or its Affiliate, net of expenses incurred by such Indemnified Party in collecting such amount.

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(d)          An insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or have any subrogation rights with respect thereto solely by virtue of the indemnification provisions of this Agreement. The Indemnified Party shall use its commercially reasonable efforts to seek to collect or recover any Third Party insurance proceeds or other indemnification, contribution or similar payments to which the Indemnified Party is entitled in connection with any Liability for which the Indemnified Party seeks indemnification pursuant to this ARTICLE V; provided that the Indemnified Party’s ability or inability to collect or recover any such insurance proceeds shall not limit the Indemnifying Party’s obligations under this Agreement.

(e)          The amount of any claim by an Indemnified Party under this Agreement (i) shall be reduced to reflect any actual Tax savings or insurance proceeds received by any Indemnified Party that result from the Losses that gave rise to such indemnity and (ii) shall be increased by an amount equal to any Tax cost incurred by any Indemnified Party that results from receipt of payments under this ARTICLE V.

Section 5.6          Tax Matters.

(a)          Other than as provided under Section 5.2, Section 5.3, Section 5.6(b), and Section 5.6(c), each Party is responsible for its own Taxes as imposed under applicable Law, and no indemnification shall be provided under this Agreement by either Party with respect to Taxes.

(b)          The Company shall be liable for any Company Indemnified Taxes and SpinCo shall be liable for any SpinCo Indemnified Taxes.

(c)          The Company and SpinCo each hereby agree, any transfer, excise, sales, use, value added, stamp, documentary, filing, recordation taxes and other similar Taxes, fees and charges (including real property transfer taxes) incurred in connection with this Agreement and the transaction contemplated hereby, together with any interest, penalties or additions with respect thereto (“Transfer Taxes”) shall be split equally between the Company and SpinCo. The Parties agree to cooperate to minimize or eliminate any Transfer Taxes. The Party legally required to do so shall file all necessary Tax Returns and other documentation with respect to any Transfer Taxes and pay any such Transfer Taxes to the applicable Governmental Authority, and the other Parties shall cooperate in connection with the filing of such Tax Returns.

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(d)

(i)          The Company shall prepare (or cause to be prepared) and file (or cause to be filed) all Tax Returns for the Pre-Distribution Tax Period except for SpinCo Prepared Returns (such Tax Returns, “Company Prepared Returns”). Unless otherwise required by Law, such Company Prepared Returns shall be prepared in a manner consistent with prior Tax Returns and the Intended Tax Treatment. To the extent any Company Prepared Return is reasonably expected to result in SpinCo becoming responsible for a payment of Taxes pursuant to Section 5.6(b), the Company shall submit each such Company Prepared Return to SpinCo at least thirty (30) days (or, in the case of any such Tax Return due within thirty (30) days of the Distribution Date, as soon as reasonably practicable) prior to the due date (taking into account any extensions of the time to file) for SpinCo’s review, and the Company shall consider in good faith any comments proposed by SpinCo. The Parties shall file all their Tax Returns consistent with the Intended Tax Treatment and shall not take any position to the contrary unless required by the applicable Governmental Authority.

(ii)          SpinCo shall prepare (or cause to be prepared) and file (or cause to be filed) all Tax Returns for the Pre-Distribution Tax Period that relate solely to SpinCo Indemnified Taxes (such Tax Returns, “SpinCo Prepared Returns”). Unless otherwise required by Law, such SpinCo Prepared Returns shall be prepared in a manner consistent with prior Tax Returns and the Intended Tax Treatment. To the extent any SpinCo Prepared Return is reasonably expected to result in the Company becoming responsible for a payment of Taxes pursuant to Section 5.6(b), SpinCo shall submit each such SpinCo Prepared Return to the Company at least thirty (30) days (or, in the case of any such Tax Return due within thirty (30) days of the Distribution Date, as soon as reasonably practicable) prior to the due date (taking into account any extensions of the time to file) for the Company’s review, and SpinCo shall consider in good faith any comments proposed by the Company. The Parties shall file all their Tax Returns consistent with the Intended Tax Treatment and shall not take any position to the contrary unless required by the applicable Governmental Authority.

(iii)          The Parties (together with such Parties’ respective Affiliates) shall not take any position on any Tax Return or in connection with any Tax Contest with respect to any Tax Return that is inconsistent with the Intended Tax Treatment of the Distribution unless and until there has been a final determination within the meaning of Section 1313 of the Code (or any similar state, local or non-U.S. law) (“Final Determination”) or otherwise required by applicable Law.

(e)          A Party or its Subsidiary that is entitled to file an amended Tax Return for a Pre-Distribution Tax Period shall be permitted to prepare and file an amended Tax Return at its own cost and expense; provided, however, that (i) such amended Tax Return shall be prepared in a manner consistent with the past practice of the Parties and their Affiliates unless otherwise modified by a Final Determination or otherwise required by applicable Law; and (ii) if such amended Tax Return is reasonably expected to result in the other Party becoming responsible for a payment of Taxes shown thereon or pursuant to this Section 5.6, such amended Tax Return shall be permitted only if the prior written consent of such other Party is obtained, such consent not to be unreasonably withheld, conditioned or delayed.

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(f)          Each Party shall be entitled to refunds (including any similar credit or offset of Taxes) that relate to Taxes for which it is liable hereunder in accordance with this Section 5.6 or for which the Party is otherwise responsible, net of any reduction for reasonable costs and additional Taxes in connection thereto.

(g)          The Company will file a U.S. federal income Tax return, including any similar state or local income Tax returns (“Consolidated Return”) as may be filed under applicable state or local Law, for the taxable period ending on the date of consummation of the Merger. SpinCo and each of its Subsidiaries, as applicable, will consent to join in the filing of any Consolidated Return filed by the Company and shall designate the Company as its agent for the purpose of taking any and all action necessary or incidental to such filing, including providing the Company with any and all reasonable information and consents as may be required and taking any and all other action as the Company may reasonably request that is necessary for the filing of such Consolidated Return. The Parties shall not take any action or position on any Tax Return or in connection with any Tax Contest that is inconsistent with this position unless and until there has been a Final Determination or otherwise required by applicable Law to the contrary.

Section 5.7          Tax Contests.

(a)          The Parties shall notify each other within twenty (20) business days after receipt by it or any of its Affiliates of written notice of any pending U.S. federal, state, local or foreign Tax audit or examination or notice of deficiency or other adjustment, assessment or redetermination relating to any Company Indemnified Taxes or SpinCo Indemnified Taxes for which the other Party could be responsible hereunder (a “Tax Claim”); provided, however, that the failure to give such notice shall not relieve the Parties of any of its obligations under this Section 5.7, except to the extent that the other Party is actually and materially prejudiced by such failure. Such notice shall specify in reasonable detail the basis for such Tax Claim and shall include a copy of the relevant portion of any correspondence received from any Governmental Authority.

(b)          The Company will have the right to control, at its own expense, any Tax Claim that relates to a Company Prepared Return (a “Company Controlled Claim”); provided, however, that to the extent such Company Controlled Claim that could reasonably be expected to result in SpinCo becoming responsible for a payment pursuant to Section 5.6(b), the Company shall (i) keep SpinCo reasonably informed of material developments with respect to such Company Controlled Claim, (ii) consult with SpinCo before taking any significant or material action in connection with such Company Controlled Claim and (iii) to the extent such Company Controlled Claim is reasonably expected to give rise to Taxes of SpinCo, its Subsidiaries, or their Affiliates that are not Company Indemnified Taxes, not settle, compromise or abandon any such Company Controlled Claim without obtaining the prior written consent of SpinCo (such consent not to be unreasonably withheld, conditioned or delayed).

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(c)          SpinCo will have the right to control, at its own expense, any Tax Claim that relates to a SpinCo Prepared Return (a “SpinCo Controlled Claim”); provided, however, that to the extent such Company Controlled Claim that could reasonably be expected to result in the Company becoming responsible for a payment pursuant to Section 5.6(b), SpinCo shall (i) keep the Company reasonably informed of material developments with respect to such SpinCo Controlled Claim, (ii) consult with the Company before taking any significant or material action in connection with such SpinCo Controlled Claim and (iii) to the extent such SpinCo Controlled Claim is reasonably expected to give rise to Taxes of the Company, Subsidiaries, or their Affiliates that are not SpinCo Indemnified Taxes, not settle, compromise or abandon any such SpinCo Controlled Claim without obtaining the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed).

(d)          Notwithstanding the provisions of Section 5.4(a) and Section 5.4(b) (Claims), the provisions of this Section 5.7 shall exclusively control with respect to any Tax Claim.

(e)          Except for the provisions of Section 5.6 and foregoing provisions of this Section 5.7, any and all Tax sharing, Tax allocation, Tax indemnity or similar agreements, arrangements, or practices (including any advance pricing agreement, closing agreement or other similar written agreement relating to Taxes with any Governmental Authority, but excluding (i) customary commercial Contracts the primary purpose of which is unrelated to Taxes and (ii) any agreements or arrangements solely between SpinCo and SpinCo Subsidiaries) to which SpinCo or any of its Subsidiaries is a party or otherwise subject shall be terminated as of the Distribution Date and after the Distribution Date neither of SpinCo nor any of its Affiliates shall be bound thereby, have any Liability thereunder, or be obligated to make any payment thereunder.

Section 5.8          Section 336(e) Election.

(a)          The Company shall make (or cause any of its Affiliates to make) a timely and irrevocable election under Section 336(e) of the Code (and any similar provision of applicable state or local income Tax Law) pursuant to Treasury Regulations Section 1.336-2(h) with respect to the Distribution pursuant hereto in accordance with Section 336(e) of the Code and the applicable Treasury Regulations thereunder (the “Section 336(e) Election”), including, for the avoidance of doubt, by duly executing and filing (i) a properly completed “Section 336(e) election statement” as described in Treasury Regulations Section 1.336-2(h)(5), which election statement shall contain the contents provided in Treasury Regulations Section 1.336-2(h)(6) (the “Section 336(e) Election Statement”) and (ii) a written, binding agreement, in accordance with Treasury Regulations Section 1.336-2(h), by and among the Company and SpinCo (as applicable) reflecting a binding obligation to make the Section 336(e) Election (such agreement, a “Section 336(e) Written Binding Agreement”). The Company and SpinCo hereby agree to be bound by the Section 336(e) Election and shall (and shall cause their respective Affiliates to): (a) take all necessary actions to effectuate the Section 336(e) Election, (b) act in accordance with the Section 336(e) Election for all applicable Tax purposes (including in the preparation and filing of any Tax Returns), (c) not take, or cause to be taken, any action or position inconsistent with the Section 336(e) Election unless required to do so pursuant to a Final Determination, and (d) duly and timely file all income Tax Returns and any other forms, attachments and schedules necessary to effectuate the Section 336(e) Election (including IRS Form 8883 and any similar forms under applicable state and local income Tax laws).

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(b)          Within thirty (30) days after the Distribution Date, SpinCo shall provide to the Company a schedule which will provide for the determination of the “aggregate deemed asset disposition price” and the “adjusted grossed-up basis” (each as defined under applicable Treasury Regulations) and the allocation of such “aggregate deemed asset disposition price” and “adjusted grossed-up basis” among the Distribution Date assets of the applicable member or members of the applicable Group, each in accordance with Section 336 of the Code and applicable Treasury Regulations thereunder or any comparable provisions of state or local law (the “Section 336(e) Allocation Statement”). If within thirty (30) days after the Company’s receipt of the Section 336(e) Allocation Statement, the Company agrees in writing to such Section 336(e) Allocation Statement, then the Section 336(e) Allocation Statement shall be final and binding on the parties hereto, and the Company, SpinCo and their respective Affiliates shall file all Tax Returns in a manner consistent with such agreed Section 336(e) Allocation Statement. In the event the Company objects in writing to the Section 336(e) Allocation Statement within such thirty (30) day period (“Objection Notice”), SpinCo and the Company shall negotiate in good faith to resolve the dispute. If, after a period of thirty (30) days following the Company’s submission of an Objection Notice to SpinCo, any proposed changes set forth in the Objection Notice remain disputed, all such disputes shall be submitted as promptly as practical to an internationally recognized independent accounting firm reasonably acceptable to SpinCo and the Company (the “Accounting Expert”) for resolution, together with such supporting documentation and information as the Parties deem appropriate (it being agreed that the Parties will make their respective submissions contemporaneously on a date and in a manner directed by the Accounting Expert, and with a copy sent simultaneously and in the same manner to the other Party). The Accounting Expert shall act solely as an accounting expert and not as an arbitrator. The Accounting Expert (i) shall be bound by the provisions set forth in this Agreement, including the allocation principles set forth in this Section 5.8, (ii) may not assign a value to any item greater than the greatest value claimed for such item or less than the smallest value for such item claimed by either SpinCo or the Company, and (iii) shall consider only those items and amounts set forth in the Objection Notice and the Section 336(e) Allocation Statement, including each of the components thereof, that are identified as being items and amounts to which SpinCo and the Company have been unable to agree. The fees, costs and expenses of the Accounting Expert will be allocated to and borne in inverse proportion to the relative extent to which SpinCo, on the one hand, and the Company, on the other hand, prevail on the disagreements resolved by the Accounting Expert. The Accounting Expert shall finally and conclusively resolve any dispute relating to matters set forth in this Section 5.8(b) within thirty (30) days following receipt of the submission. Such determination of the Accounting Expert shall, absent fraud or manifest error, be final, conclusive and binding upon, and non-appealable by, the parties hereto. Notwithstanding anything herein to the contrary, the failure of the Accounting Expert to strictly conform to any deadline or time period contained herein shall not render the determination of the Accounting Expert invalid and shall not be a basis for seeking to overturn any determination rendered by the Accounting Expert. Promptly upon receiving the final and binding Section 336(e) Allocation Statement, SpinCo and the Company shall return an executed copy thereof to the other Party. SpinCo, the Company and their respective Affiliates will not take any position, whether in audits, Tax Returns, or otherwise, that is inconsistent with any such final and binding Section 336(e) Allocation Statement unless required to by a Final Determination or otherwise required by applicable Law.

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(c)          The Company will be entitled to annual payments from SpinCo equal to 85 percent of the actual cash Tax savings, as and when realized, arising from the step-up in Tax basis of the SpinCo Assets (other than cash and cash equivalents) attributable to the Section 336(e) Election (the “Realized Tax Benefit”), determined using a “with and without” methodology by comparing (i) the actual liability for Taxes of the SpinCo Group for such taxable year (treating any deductions or amortization, including for the avoidance of doubt, any net operating loss carryforward or other Tax Assets, attributable to the applicable step-up in Tax basis as the last items claimed for such taxable year including after the utilization of any available Tax Assets unrelated to the applicable step-up in Tax basis) and (ii) the hypothetical liability for Taxes of the SpinCo Group for such taxable year using the same methods, elections, conventions and similar practices used on the relevant Tax Return, but calculated as if no Section 336(e) Election had been made. In the event a payment made by SpinCo to the Company pursuant to this Section 5.8(c) results in a further step-up in the Tax basis of the SpinCo Assets, such additional step-up shall not be taken into account for purposes of computing future payments to be made by SpinCo pursuant to this Section 5.8(c). SpinCo shall provide a reasonably detailed statement setting forth the amount of any Realized Tax Benefit received in each such taxable year and the calculation of any Tax Benefit realized by the SpinCo Group for such taxable year within sixty (60) days after filing the applicable Tax Return for such taxable year (taking into account extensions) (the “SpinCo Certification”), which shall become final and binding on all parties if the Company does not object in writing within sixty (60) days after receiving such SpinCo Certification. SpinCo and the Company shall negotiate in good faith to resolve any such objection, and to the extent the parties are unable to resolve the objection, the procedures of Section 5.8(b) shall apply. SpinCo shall pay any such Realized Tax Benefit to the Company within ten (10) business days of the final determination thereof. To the extent that the amount of any Realized Tax Benefit under this Section 5.8(c) is later reduced by a Governmental Authority or in a Tax Contest, The Company shall promptly repay such amounts to SpinCo. Notwithstanding the foregoing, (i) SpinCo shall not be obligated to provide the Company with any information or documentation it is not legally permitted to provide, that it reasonably determines is material non-public information, or that it determines is competitively sensitive information (provided, that SpinCo shall use its reasonable best efforts to make alternative arrangements for such disclosure where the foregoing restrictions apply) and (ii) the Company shall not be entitled to sell, assign or convey its rights and obligations under this Section 5.8(c), provided, however, that the Company shall be entitled to freely transfer, assign or convey its rights and obligations under this Section 5.8(c) to any of its Subsidiaries, to Parent or any controlled Affiliates of Parent. Notwithstanding the foregoing, in the event of any “change of control” involving the acquisition of stock or assets of a member of the SpinCo Group (whether by acquisition, merger, consolidation or otherwise), all obligations pursuant to this Section 5.8(c) shall continue and the computation of any Realized Tax Benefit shall be determined, mutatis mutandis, using the same “with and without” methodology described herein; provided, however, that all references to “SpinCo Group” shall be substituted and replaced with reference to any applicable acquiring group.

Article VI

ACCESS TO INFORMATION

Section 6.1          Provision of Corporate Records.

(a)          Except as specifically provided in ARTICLE V (in which event the provisions of such Article will govern), after the Distribution Date, upon the prior written request by a member of the SpinCo Group for specific and identified agreements, documents, books, records or files (whether written or electronic) including accounting and financial records (collectively, “Records”) which primarily relate to SpinCo or the conduct of the SpinCo Business, or which SpinCo determines are necessary or advisable in order for SpinCo to prepare its financial statements and any reports or filings to be made with any Governmental Authority, the Company shall arrange, as soon as reasonably practicable following the receipt of such request, to provide appropriate copies of such Records (or the originals thereof if SpinCo has a reasonable purpose for such originals) in the possession or control of any member of the RemainCo Group, but only to the extent such items are not already in the possession or control of the requesting Party or their Affiliates.

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(b)          Except as specifically provided in ARTICLE V (in which event the provisions of such Article will govern), after the Distribution Date, upon the prior written request by a member of the RemainCo Group for specific and identified Records which relate to the Company or the conduct of the 101 Business, or which the Company determines are necessary or advisable in order for the Company to prepare its financial statements and any reports or filings to be made with any Governmental Authority, SpinCo shall arrange, as soon as reasonably practicable following the receipt of such request, to provide appropriate copies of such Records (or the originals thereof if the Company has a reasonable purpose for such originals) in the possession or control of any member of the SpinCo Group, but only to the extent such items are not already in the possession or control of the requesting Party or their Affiliates.

Section 6.2          Access to Information. Except as specifically provided in ARTICLE V or Section 4.12 (in which event the provisions of such Article or Section will govern), and subject to applicable Law, for a period of five (5) years following the Distribution Date, upon reasonable prior notice, each of the Company and SpinCo shall (and shall cause its Subsidiaries to) afford the other applicable Party’s officers and other authorized Representatives reasonable access, during normal business hours, to its employees and properties that relate to such other Party’s Business and, during such period, each Party shall (and shall cause its Subsidiaries to) furnish promptly to the other Party all information concerning such other Party’s Business, as applicable, and such other Party’s properties and personnel related thereto as may be reasonably requested; provided, that the foregoing shall not require any Party or such Party’s Subsidiaries to (i) permit any inspection, or to disclose any information, that in the reasonable judgment of such Party would (A) be detrimental to such Party’s or any of its Subsidiaries’ Business or operations, (B) result in the disclosure of any Trade Secrets or Know-How of Third Parties or violate any of its obligations with respect to confidentiality, (C) be reasonably likely to result in a violation of any Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement or (D) if SpinCo or any of its Affiliates after giving effect to the Distribution, on the one hand, and the Company or any of its Affiliates after giving effect to the Distribution, on the other hand, are adverse parties in a litigation or other Proceeding to disclose or permit access to any information that is reasonably pertinent to such litigation or other Proceeding, (ii) disclose any Privileged Information of any Party or any of its Subsidiaries or (iii) submit to any invasive environmental testing or sampling.

Section 6.3          Tax Information and Cooperation. The Company and SpinCo shall reasonably cooperate and shall cause their respective Affiliates and Representatives to reasonably cooperate, in respect of the Pre-Closing Reorganization, the Distribution and in preparing and filing all Tax Returns relating to any Pre-Distribution Tax Period, including maintaining and making available to each other, and to any Governmental Authority as reasonably requested, their respective employees and all records reasonably necessary in connection with Taxes of SpinCo or the SpinCo Business and in resolving all disputes and audits relating to Taxes allocable to a Pre-Distribution Tax Period. The Company and SpinCo agree to use commercially reasonable efforts (i) to retain all books and records (or, in the alternative, to deliver such books and records to SpinCo) with respect to Tax matters pertinent to SpinCo or the SpinCo Business relating to any Tax period beginning before the Distribution Date until ninety (90) days after the expiration of the applicable statute of limitations and to abide by all record retention agreements entered into with any Governmental Authority and (ii) to allow the other Party and its Representatives, at times and dates mutually acceptable to the Parties, to inspect, review and make copies of such records as may be reasonably necessary or appropriate from time to time, such activities to be conducted during normal business hours and at such Party’s expense. The Party requesting such cooperation will bear the reasonable out-of-pocket costs of the other Party. In no event shall any Party be entitled to receive information under this Section 6.3 that does not relate solely to SpinCo or the SpinCo Business except that, in the case of Tax information relating in part to SpinCo or the SpinCo Business, a Party otherwise required to provide Tax information under this Section 6.3 shall use commercially reasonable efforts to provide such Tax information as relates solely to SpinCo or the SpinCo Business (which may include, to the extent commercially reasonable, redacted versions of such information that show solely the portions of the relevant materials that relate solely to SpinCo or the SpinCo Business). For the avoidance of doubt, this Section 6.3 shall be subject to the last sentence of Section 5.6(c).

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Section 6.4          Witnesses; Documents and Cooperation in Proceedings. At all times from and after the Distribution Date, each of the Company and SpinCo shall use its commercially reasonable efforts to make available to the other, upon reasonable written request, its and its Subsidiaries’ former and then-current Representatives as witnesses and any Records within its control or which it otherwise has the ability to make available without undue burden, to the extent that such Persons or Records may reasonably be required in connection with the prosecution or defense of any Proceeding in which the requesting Party may from time to time be involved. The requesting Party shall bear all reasonable out-of-pocket costs and expenses incurred in connection therewith. This provision shall not apply to any Proceeding brought by one Party against another Party (as to which production of documents and witnesses shall be governed by applicable discovery rules).

(a)          Without limiting any provision of this Section 6.4, the Parties shall cooperate and consult, and shall cause each member of their respective Groups to cooperate and consult, to the extent reasonably necessary with respect to any Proceedings.

(b)          In connection with any matter contemplated by this Section 6.4, the Parties will enter into a mutually acceptable joint defense agreement so as to maintain to the extent practicable any applicable attorney-client privilege or work product immunity of any member of any Group.

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Section 6.5          Confidentiality.

(a)          Notwithstanding any termination of this Agreement, except that the nondisclosure obligations and restrictions on use with respect to any Confidential Information that constitutes a Trade Secret shall continue in effect for so long as the Confidential Information remains a Trade Secret under applicable Law, each Party shall, and shall cause each of the other members of its Group to, hold, and cause each of their respective officers, employees, agents, consultants and advisors to hold, in strict confidence, at a standard of care no less than that used for its own Confidential Information (and in any event no less than a reasonable standard of care), and not to disclose or release or except as otherwise permitted by this Agreement, use, without the prior written consent of each Party to whom (or to whose Group) the Confidential Information relates (which may be withheld in each such Party’s sole and absolute discretion), any and all Confidential Information concerning or belonging to another Party or any member of its Group; provided that each Party may disclose, or may permit disclosure of, such Confidential Information (i) to its (or any member of its Group’s) respective auditors, attorneys, financial advisors, bankers and other appropriate employees, consultants and advisors who have a need to know such Confidential Information for auditing and other purposes and are informed of the confidentiality and non-use obligations to the same extent as is applicable to the Parties and in respect of whose failure to comply with such obligations, the applicable Party will be responsible, (ii) if any Party or any member of its Group is required or compelled to disclose any such Confidential Information by judicial or administrative process or by other requirements of Law or stock exchange rule, (iii) to the extent required in connection with any Proceeding by one Party (or a member of its Group) against any other Party (or member of such other Party’s Group) or in respect of claims by one Party (or member of its Group) against the other Party (or member of such other Party’s Group) brought in a Proceeding, (iv) to the extent necessary in order to permit a Party (or member of its Group) to prepare and disclose its financial statements in connection with any regulatory filings or Tax Returns, (v) to the extent necessary for a Party (or member of its Group) to enforce its rights or perform its obligations under this Agreement or the Transition Services Agreement, (vi) to any Governmental Authority in accordance with applicable procurement regulations and contract requirements or (vii) to other Persons in connection with their evaluation of, and negotiating and consummating, a potential strategic transaction, to the extent reasonably necessary in connection therewith, provided an appropriate and customary confidentiality agreement has been entered into with the Person receiving such Confidential Information. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made by a Third Party that relates to clauses (ii), (iii), (vi) or (vii) above, each Party, as applicable, shall promptly notify (to the extent permissible by Law) the Party to whom (or to whose Group) the Confidential Information relates of the existence of such request, demand or disclosure requirement and shall provide such Party (and/or any applicable member of its Group) a reasonable opportunity to seek, at its expense, an appropriate protective order or other remedy, which such Parties shall, and shall cause the other members of their respective Group to, cooperate in obtaining to the extent reasonably practicable. In the event that such appropriate protective order or other remedy is not obtained, the Party who is (or whose Group’s member is) required to make such disclosure shall or shall cause the applicable member of its Group to furnish (at the expense of the Party seeking to limit such request, demand or disclosure requirement), or cause to be furnished, only that portion of the Confidential Information that is legally required to be disclosed and shall take commercially reasonable steps to ensure that confidential treatment is accorded to such Confidential Information (at the expense of the Party seeking (or whose Group’s member is seeking) to limit such request, demand or disclosure requirement).

(b)          Each of SpinCo and the Company acknowledges, on behalf of itself and each other member of its Group, that it and the other members of its Group may have in their possession confidential or proprietary information of Third Parties that was received under confidentiality or non-disclosure agreements or policies with each such Third Party while such Party and/or members of its Group were Subsidiaries of the Company prior to the Distribution Date. Each of SpinCo and the Company shall, and shall cause the other members of its Group to, hold and cause its and their respective Representatives (or potential buyers) to hold, in strict confidence the confidential and proprietary information of Third Parties to which they or any other member of their respective Groups has access, in accordance with the terms of any policies or agreements entered into prior to the Distribution Date between one or more members of the SpinCo Group and/or the RemainCo Group (whether acting through, on behalf of, or in connection with, the separated Businesses) and such Third Parties.

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(c)          With respect to any Personal Information or Protected Health Information disclosed by a Party pursuant to this Agreement, each Party agrees to comply with all applicable Privacy Obligations.

(d)          For the avoidance of doubt and notwithstanding any other provision of this Section 6.5, the disclosure and sharing of Privileged Information shall be governed solely by Section 6.6. For clarity, to the extent that any Contract or policy to which a Party is bound or its Confidential Information is subject provides that certain Confidential Information shall be maintained confidential on a basis that is more protective of such Confidential Information or for a longer period of time than provided for in this Section 6.5, then the applicable provisions contained in such Contract or policy shall control with respect thereto.

Section 6.6          Privileged Matters. The Parties recognize that legal and other professional services that have been and will be provided prior to the Distribution Date have been and will be rendered for the benefit of each of the members of the RemainCo Group and the members of the SpinCo Group, and that each of the members of the RemainCo Group and each of the members of the SpinCo Group should be deemed to be the client for the purposes of asserting all privileges which may be asserted under applicable Law. To allocate the interests of each Party in the information as to which any Party is entitled to assert a privilege, the Parties agree as follows:

(a)          The Company shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with Privileged Information that relates primarily to the 101 Business (other than with respect to Liabilities as to which SpinCo is required to provide indemnification under ARTICLE V), whether or not the Privileged Information is in the possession of or under the control of the Company or SpinCo. The Company shall also be entitled, in perpetuity, to control the assertion or waiver of all privileges, immunities or other protections in connection with any Privileged Information that relates primarily to the subject matter of any claims constituting RemainCo Liabilities, or other Liabilities as to which it is required to provide indemnification under ARTICLE V, now pending or which may be asserted in the future, whether or not the Privileged Information is in the possession of or under the control of any member of the RemainCo Group or the SpinCo Group.

(b)          SpinCo shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with Privileged Information which relates primarily to the SpinCo Business (other than with respect to matters or claims that are RemainCo Liabilities or other Liabilities as to which the Company is required to provide indemnification under ARTICLE V), whether or not the Privileged Information is in the possession of or under the control of the Company or SpinCo. SpinCo shall also be entitled, in perpetuity, to control the assertion or waiver of all privileges, immunities or other protections in connection with any Privileged Information which relates solely to the subject matter of any claims constituting SpinCo Liabilities, or other Liabilities as to which it is required to provide indemnification under ARTICLE V, now pending or which may be asserted in the future, in any lawsuits or other Proceedings initiated against or by SpinCo, whether or not the Privileged Information is in the possession of SpinCo or under the control of any member of the RemainCo Group or the SpinCo Group.

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(c)          The Parties agree that they shall have a shared privilege, with equal right to assert or waive, subject to the restrictions in this Section 6.6, with respect to all privileges not allocated pursuant to the terms of Section 6.6(a) and (b).

(d)          No Party may waive any privilege which may be asserted under any applicable Law, and in which the other Party has a shared privilege, without the written consent of the other Party, such consent not to be unreasonably withheld or delayed, except to the extent reasonably required in connection with any Third Party Claims or as provided in Section 6.6(e) below.

(e)          In the event of any litigation or dispute between or among the Parties, or any members of the respective Groups, either Party may waive a privilege in which the other Party has a shared privilege, without obtaining the consent of the other Party, provided, however, that such waiver of a shared privilege shall be effective only as to the use of Privileged Information with respect to the litigation or dispute between the members of the respective Groups, and shall not operate as a waiver of the shared privilege with respect to any Third Party Claims.

(f)          If a dispute arises between or among the Parties or any members of the respective Groups regarding whether a privilege should be waived to protect or advance the interest of any Party, each Party agrees that it shall (i) negotiate in good faith, (ii) endeavor to minimize any prejudice to the rights of the other Party, and (iii) not unreasonably withhold consent to any request for a waiver by the other Party. Each Party hereto specifically agrees that it will not withhold consent to a waiver for any purpose except to protect its own legitimate interests.

(g)          Upon receipt by any member of the respective Groups of any subpoena, discovery or other request that may reasonably be expected to result in the production or disclosure of Privileged Information subject to a shared privilege or as to which another Party has the sole right hereunder to assert a privilege, or if any Party obtains knowledge that any of its or any member of its Group’s current or former Representatives have received any subpoena, discovery or other request that may reasonably be expected to result in the production or disclosure of such Privileged Information, such Party shall promptly notify the other Party of the existence of the request (which notice shall be delivered to such other Party no later than five (5) business days following the receipt of such subpoena, discovery or other request) and shall provide the other Party a reasonable opportunity to review the information and to assert any rights it or they may have under this Section 6.6 or otherwise to prevent the production or disclosure of such Privileged Information.

(h)          The transfer of all Records and other information pursuant to this Agreement is made in reliance on the agreements of the Company and SpinCo, as set forth in Section 6.2, Section 6.3, Section 6.4, Section 6.5 and this Section 6.6, to maintain the confidentiality of Privileged Information and to assert and maintain all applicable privileges. The access to information being granted pursuant to Section 6.1, Section 6.2, Section 6.3 and Section 6.4 hereof, the agreement to provide witnesses and individuals pursuant to Section 6.2 and Section 6.4 hereof, the furnishing of notices and documents and other cooperative efforts contemplated by Section 6.4 hereof, and the transfer of Privileged Information between and among the Parties and their respective Subsidiaries and Representatives pursuant to this Agreement shall not be deemed a waiver of any privilege that has been or may be asserted under this Agreement or otherwise.

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(i)          Parent acknowledges that Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Prior Company Counsel”) have, on or prior to the Effective Time, represented one or more of the Parties and their Subsidiaries and other Affiliates, and their respective officers, employees and directors (each such Person, other than the RemainCo Group, a “Designated Person”) in one or more matters relating to this Agreement (including any matter that may be related to a litigation, claim or dispute arising under or related to this Agreement) (each, an “Existing Representation”), and that, in the event of any post-Closing matters (x) relating to this Agreement (including any matter that may be related to a litigation, claim or dispute arising under or related to this Agreement) and (y) in which Parent or any of its Affiliates (including the RemainCo Group), on the one hand, and one or more Designated Persons, on the other hand, are or may be adverse to each other (each, a “Post-Closing Matter”), the Designated Persons reasonably anticipate that Prior Company Counsel will represent them in connection with such matters. Accordingly, each of Parent and the Company hereby (i) waives and shall not assert, and agrees after the Effective Time to cause its Affiliates to waive and to not assert, any conflict of interest arising out of or relating to the representation by one or more Prior Company Counsel of one or more Designated Persons in connection with one or more Post-Closing Matters (the “Post-Closing Representation”) and (ii) agrees that, in the event that a Post-Closing Matter arises, Prior Company Counsel may represent one or more Designated Persons in such Post-Closing Matter even though the interests of such Person(s) may be directly adverse to Parent or any of its Affiliates (including the RemainCo Group), and even though Prior Company Counsel may (A) have represented the RemainCo Group in a matter substantially related to such dispute or (B) be currently representing the RemainCo Group. Without limiting the foregoing, each of Parent and the Company (on behalf of itself and its Affiliates) consents to the disclosure by Prior Company Counsel, in connection with one or more Post-Closing Representations, to the Designated Persons of any information substantially related to such Post-Closing Representations learned by Prior Company Counsel in the course of one or more Existing Representations, whether or not such information is subject to the attorney-client privilege of the RemainCo Group or Prior Company Counsel’s duty of confidentiality as to the RemainCo Group and whether or not such disclosure is made before or after the Effective Time.

Section 6.7          Ownership of Information. Any information owned by one Party or any member of its Group that is provided to a requesting Party pursuant to ARTICLE V or this ARTICLE VI shall be deemed to remain the property of the providing Party (or member of its Group). Unless specifically set forth herein, nothing contained in this Agreement shall be construed as granting or conferring rights to any Party (or member of its Group) of license or otherwise in any such information, whether by implication, estoppel or otherwise.

Section 6.8          Cost of Providing Records and Information. A Party requesting Records, information or access to personnel, witnesses or properties, under ARTICLE V or this ARTICLE VI, agrees to reimburse the other Party (or member of such Party’s Group), upon the presentation of invoices therefor, for the reasonable out-of-pocket costs (which shall not include the costs of salaries and benefits of employees of such Party (or its Group or any of its or their respective then-Affiliates) or any pro rata portion of overhead or other costs of employing such employees which would have been incurred by such employees’ employer regardless of the employees’ service with respect to the foregoing), if any, incurred in seeking to satisfy the request of the requesting Party (or member of such Party’s Group).

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Section 6.9          Retention of Records. Except (a) as provided in Section 6.3, (b) when a longer retention period is otherwise required by applicable Law or (c) as agreed to in writing by the Parties, the RemainCo Group and the SpinCo Group shall use commercially reasonable efforts to retain all Records relating to the 101 Business and the SpinCo Business, as applicable, in accordance with its respective regular records retention policies and procedures, until the latest of: (i) the maximum amount of time required under each Parties’ respective records retention policies and procedures, (ii) the date on which such Records are no longer required to be retained pursuant to any “litigation hold” issued by the Company or any member of the RemainCo Group prior to the Distribution and communicated to SpinCo in writing at least thirty (30) days prior to the Distribution, (iii) the concluding date of any period as may be required by any applicable Law, (iv) with respect to any pending or threatened Proceeding arising after the Distribution Date, to the extent that any member of a Group in possession of such Records has been notified in writing pursuant to a “litigation hold” by any Party of such pending or threatened Proceeding, the concluding date of any such “litigation hold,” and (v) the concluding date of any period during which the destruction of such Records would reasonably be expected to interfere with a pending or threatened investigation by a Governmental Authority which is known to any member of the Group in possession of such Records at the time any retention obligation with regard to such Records would otherwise expire. Each Party shall, and shall cause the other members of its Group (and any of their respective then-Affiliates) to use commercially reasonable efforts (at the requesting Party’s sole cost and expense) to preserve and not to destroy or dispose of such Records without the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of the requesting Party (and, for the avoidance of doubt, commercially reasonable efforts shall include issuing a “litigation hold”).

Section 6.10          Other Agreements Providing for Exchange of Information. The rights and obligations granted under this ARTICLE VI are subject to any specific limitations, qualifications and additional provisions on the sharing, exchange or confidential treatment of Confidential Information set forth in this Agreement, the Merger Agreement, the Transition Services Agreement and in any other agreement to which a member of the RemainCo Group and a member of the SpinCo Group is a party.

Section 6.11          Policies and Best Practices. Without representation or warranty, SpinCo and the Company shall continue to be permitted to share, on a confidential basis, “best practices” information and materials (such as policies, workflow templates and standard form Contracts).

Section 6.12          Compliance with Laws and Agreements. Nothing in this ARTICLE VI shall be deemed to require any Person to provide any Privileged Information if doing so would, in the opinion of counsel to such Person, be inconsistent with any legal or constitutional obligation applicable to such Person.

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Article VII

CONDITIONS PRECEDENT TO THE DISTRIBUTION

Section 7.1          Conditions Precedent to Distribution. The consummation of the Distribution shall be conditioned upon the satisfaction or waiver by each Party of each of the following conditions:

(a)          each of the conditions to the closing of the Merger Agreement set forth in Section 7 thereof shall have been fulfilled or waived by the Party for whose benefit such condition exists (other than (i) the condition set forth in Section 7.1(e) of the Merger Agreement with respect to completion of the Distribution and (ii) those conditions that by their nature can only be satisfied at such closing of the transactions contemplated by the Merger Agreement; provided that such conditions are then capable of being satisfied) and Parent shall have confirmed to the Company in writing that it is prepared to consummate the Merger, subject only to the consummation of the Distribution;

(b)          the Spin-Off Registration Statement shall have been declared effective by the SEC and no stop order suspending the effectiveness of the Spin-Off Registration Statement shall be in effect, no Proceedings for such purpose shall be pending before or threatened by the SEC, and the Information Statement shall have been mailed to holders of Company Common Stock as of the Distribution Record Date;

(c)          the SpinCo Common Stock to be delivered in the Distribution shall have been accepted for listing on a National Securities Exchange, subject to compliance with applicable listing requirements;

(d)          no injunction by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted or be effective preventing consummation of the Distribution, the Pre-Closing Reorganization or the Merger;

(e)          the Transition Services Agreement shall have been duly executed and delivered by the parties thereto; and

(f)          the Pre-Closing Reorganization shall have been effected in all material respects.

The foregoing conditions shall not limit the rights of the Parties under the Merger Agreement.

Article VIII

MISCELLANEOUS

Section 8.1          Survival. The covenants and agreements of the Parties contained in Section 2.3, Section 2.4, Section 2.5, Section 2.6, Section 2.7, Section 2.8, Section 2.9, Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.5, Section 4.7, Section 4.8, Section 4.9, Section 4.10, Section 4.11, Section 4.12, Section 4.13, ARTICLE V, ARTICLE VI and this ARTICLE VIII of this Agreement shall survive the Distribution Date.

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Section 8.2          Distribution Expenses. Except as otherwise set forth in this Agreement or the Transition Services Agreement, all costs and expenses incurred on or prior to the Distribution Date in connection with the preparation, execution, delivery, printing and implementation of this Agreement, the Transition Services Agreement, the Information Statement and the Spin-Off Registration Statement, and the Distribution and the consummation of the transactions contemplated thereby, shall be charged to and paid by RemainCo, and shall be deemed to be RemainCo Liabilities, in each case to the extent they are not paid prior to the Distribution Effective Time. Except as otherwise set forth in this Agreement or the Transition Services Agreement, each Party shall bear its own costs and expenses incurred after the Distribution Date. Any amount or expense to be paid or reimbursed by any Party to any other Party shall be so paid or reimbursed promptly after the existence and amount of such obligation is determined and written demand therefor is made.

Section 8.3          Amendment. Subject to Law and as otherwise provided in this Agreement, at any time prior to the Distribution Effective Time, this Agreement may be amended, modified and supplemented, by written agreement of the Parties and Parent. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties and Parent.

Section 8.4          Waiver. At any time prior to the Distribution Effective Time, either Party may (a) extend the time for the performance of any of the obligations or other acts of the other Party or (b) waive compliance with any of the agreements of the other Party or any conditions to its own obligations, in each case, only to the extent such obligations, agreements and conditions are intended for its benefit; provided, however, that any such extension or waiver will be binding upon a Party only if such extension or waiver is set forth in a writing executed by such Party.

Section 8.5          Counterparts and Signature. This Agreement may be executed in two (2) or more counterparts (including by an electronic signature, electronic scan or electronic transmission in portable document format (.pdf), including (but not limited to) DocuSign, delivered by electronic mail), each of which will be deemed an original but all of which together will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

Section 8.6          Binding Effect; No Assignment; No Third Party Beneficiaries.

(a)          This Agreement will not be assigned by any Party or Parent (whether by operation of Law or otherwise) without the prior written consent of the other Party and Parent, except that RemainCo and Parent may assign, in their sole discretion and without the consent of any other Party (or Parent, in the case of RemainCo’s assignment), any or all of their rights, interests and obligations hereunder to one or more of their Affiliates (each, an “Assignee”). Any Assignee may thereafter assign, in its sole discretion and without the consent of any other Party or Parent, any or all of its rights, interests and obligations hereunder to one or more additional Assignees, respectively; provided, however, that in connection with any assignment to an Assignee, RemainCo and Parent (or the assignor), as applicable, will remain liable for the performance by RemainCo and Parent (and such assignor, if applicable), as applicable, of their obligations hereunder. Subject to the preceding sentence, but without relieving any Party or Parent, as applicable, of any obligation hereunder, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and Parent and their respective successors and assigns.

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(b)          Except as provided in ARTICLE V relating to Indemnified Parties, nothing in this Agreement, express or implied, will confer upon any Person other than RemainCo, SpinCo and Parent and their respective successors and permitted assigns any right, benefit or remedy of any nature by reason of this Agreement.

Section 8.7          Parent Guaranty.

(a)          Parent hereby guarantees unconditionally, for the benefit of SpinCo, the due performance by the Company of its obligations under this Agreement and the Transition Services Agreement following the Effective Time (the “Guaranteed Obligations”). If the Company fails to perform any such obligation, Parent, upon written request of SpinCo, shall, or shall cause the Company to, perform such obligations promptly upon receipt of such request. This guaranty shall apply regardless of any amendments, variations, alterations, waivers or extensions to this Agreement, except to the extent any of the foregoing modifies the application thereof. For the avoidance of doubt, this guaranty of this Section 8.7 shall only be effective from and after the Effective Time.

(b)          Parent hereby waives any and all notice of the creation, renewal, extension or accrual of the Guaranteed Obligations and notice of or proof of reliance by SpinCo upon this Section 8.7 or acceptance of this Section 8.7. The Guaranteed Obligation conclusively shall be deemed to have been created, contracted or incurred in reliance upon this Section 8.7, and all dealings between SpinCo, on the one hand, and the Company, on the other, likewise conclusively shall be presumed to have been had or consummated in reliance upon this Section 8.7. When pursuing its rights and remedies hereunder against Parent, SpinCo shall be under no obligation to pursue such rights and remedies it may have against the Company or any other Person for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by SpinCo to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon or to exercise any such right of offset shall not relieve Parent of any liability hereunder.

(c)          Parent expressly and irrevocably waives any election of remedies by SpinCo, promptness, diligence, acceptance hereof, presentment, demand, protest and any notice of any kind not provided for herein or not required to be provided to the Company under or in connection with this Agreement, other than defenses that are available to the Company hereunder. SpinCo acknowledges and agrees that Parent shall be entitled to all rights, remedies and benefits of the Company hereunder following the Effective Time. Parent acknowledges that it will receive substantial direct and indirect benefits from the transaction contemplated by this Agreement and that the waivers set forth in this Section 8.7 are made knowingly in contemplation of such benefits.

(d)          Parent represents and warrants that (i) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, to the extent such concepts are applicable in such jurisdiction, (ii) it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement solely for purposes of this Section 8.7 and this Agreement has been duly executed and delivered by it and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization, preference or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in equity or at law)) and (iii) the execution, delivery and performance of this Agreement does not contravene any law to which Parent is subject or result in any breach of any Contract to which Parent is a party, other than such contravention or breach that would not be material to Parent or limit its ability to carry out the terms and provisions of this Agreement solely for purposes of this Section 8.7.

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(e)          SpinCo agrees that its rights in respect of any claim or liability under this Agreement asserted by it against Parent shall be limited solely to satisfaction out of, and enforcement against, the assets of Parent and the RemainCo Group, and SpinCo covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of Parent’s former, current or future directors, officers, agents, or stockholders or any former, current or future directors, officers, agents, employees, general or limited partners, members, managers or stockholders of any of the foregoing, as such, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable law.

(f)          No amendment, supplement or modification to this Section 8.7 shall be made without the written agreement of Parent.

Section 8.8          Termination. This Agreement (including ARTICLE V) may be terminated and the Distribution may be amended, modified or abandoned at any time prior to the Distribution by any written instrument executed by the Company and Parent, without the approval of SpinCo. In the event of such termination, no Party shall have any Liability of any kind to any other Party or any other Person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the Parties; provided, however, that ARTICLE V shall not be terminated or amended after the Distribution in respect of a Third Party beneficiary thereto without the consent of such Person.

Section 8.9          Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any entity that is contemplated to be a Subsidiary of such Party after the Distribution Date.

Section 8.10          Governing Law. This Agreement and all actions arising under or in connection therewith will be governed by and construed in accordance with the Laws of the State of Delaware, regardless of any Laws that might otherwise govern under applicable principles of conflicts of law. The Parties expressly acknowledge and agree that: (i) the requirements of 6 Del. C. § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties of any Party; (ii) the Parties have a reasonable basis for the application of Delaware Law to this Agreement, the relationship of the Parties, the Transactions, and the interpretation and enforcement of the rights and duties any Party; (iii) no other jurisdiction has a materially greater interest in the foregoing; and (iv) the application of Delaware Law would not be contrary to the fundamental policy of any other jurisdiction that, absent the Parties’ choice of Delaware Law hereunder, would have an interest in the foregoing.

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Section 8.11          Submission to Jurisdiction; Waiver. Each of the Company and SpinCo irrevocably agrees that any legal action or Proceeding with respect to this Agreement or the transactions contemplated hereby or for recognition and enforcement of any judgment in respect hereof brought by the other Party or its successors or assigns will be brought and determined in the Court of Chancery in the State of Delaware and, if such court declines jurisdiction, any other state court of the State of Delaware or the United States District Court for the District of Delaware, and each of the Company and SpinCo hereby irrevocably submits with respect to any action or Proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Company and SpinCo hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by Law, that (i) the suit, action or Proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper and (iii) this Agreement, or the subject matter hereof, is not enforceable in or by such courts.

Section 8.12          Waiver of Jury Trial. EACH OF THE COMPANY AND SPINCO HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENT OR ACTION RELATED HERETO OR THERETO. Each Party certifies and acknowledges that (a) no Representative of any other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such Party has considered the implications of this waiver, (c) such Party makes this waiver voluntarily, and (d) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.12.

Section 8.13          Specific Performance.

(a)          The Parties acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each Party will be entitled, in addition to any other remedy to which it may be entitled at Law or in equity, to specific performance, or other non-monetary equitable relief, to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the Parties will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at Law and any other objections to specific performance of this Agreement.

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(b)          Notwithstanding the Parties’ rights to specific performance pursuant to Section 8.13(a), each Party may pursue any other remedy available to it at Law or in equity, including monetary damages.

Section 8.14          Notices. Any notice or other communication required or permitted hereunder will be in writing and will be deemed given when delivered in person, by overnight courier, or by email transmission (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto), or two (2) business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

If to the Company (prior to the Effective Time):

Inhibrx, Inc.
11025 N. Torrey Pines Road
Suite 200
La Jolla, CA 92037
Attention:         Leah Pollema
Email:                [*****]

with a copy (which does not constitute notice under this Agreement) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:         Krishna Veeraraghavan
                             Benjamin M. Goodchild
Email:                [*****]
                             [*****]

If to SpinCo:

Ibex SpinCo, Inc.
11025 N. Torrey Pines Road
Suite 200
La Jolla, CA 92037
Attention:         Leah Pollema
Email:                [*****]

with a copy (which does not constitute notice under this Agreement) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention:         Krishna Veeraraghavan

                             Benjamin M. Goodchild
Email:                [*****]

                             [*****]

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If to Parent or the Company (after the Effective Time):

Aventis Inc.
55 Corporate Drive
Bridgewater, NJ 088007
Attention: General Counsel

with a copy (which does not constitute notice under this Agreement) to:

Weil, Gotshal & Manges LLP
767 5th Avenue
New York, New York 10153
Attention:         Michael J. Aiello

                             Amanda Fenster
Email:                [*****]

                             [*****]

Any Party may by notice delivered in accordance with this Section 8.14 to the other Parties designate updated information for notices hereunder. Notice of any change to the address or any of the other details specified in or pursuant to this section will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date specified in such notice or the date that is five (5) business days after such notice would otherwise be deemed to have been received pursuant to this section. Nothing in this section will be deemed to constitute consent to the manner or address for service of process in connection with any legal Proceeding, including litigation arising out of or in connection with this Agreement.

Section 8.15          Entire Agreement. This Agreement (including any Schedules, Annexes or Exhibits hereto and the documents and instruments referenced herein), the Transition Services Agreement, the Merger Agreement and the Confidentiality Agreement, contain the entire agreement among the Parties with respect to the subject matter hereof and supersede all previous negotiations, commitments and writings with respect to such subject matter of prior agreements, written or oral, among the Parties with respect thereto, other than the Confidentiality Agreement, which will survive and remain in full force and effect (other than the “standstill” provisions which will expire concurrently with the execution and delivery of the Merger Agreement).

Section 8.16          Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The Parties will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

INHIBRX, INC.

By:	/s/ Kelly Deck
Name: Kelly Deck
Title: Chief Financial Officer

IBEX SPINCO, INC.

By:	/s/ Kelly Deck
Name: Kelly Deck
Title: Chief Financial Officer

AVENTIS INC.

By:	/s/ Jamie Haney
Name: Jamie Haney
Title: Vice President, General Counsel and Secretary

Exhibit A

TRANSITION SERVICES AGREEMENT

BETWEEN

IBEX SPINCO, INC.

AND

INHIBRX, INC.

DATED [●], 2024

NO AGREEMENT, ORAL OR WRITTEN, REGARDING OR RELATING TO ANY OF THE MATTERS COVERED BY THIS DRAFT AGREEMENT HAS BEEN ENTERED INTO BETWEEN THE PARTIES. THIS DOCUMENT, IN ITS PRESENT FORM OR AS IT MAY BE HEREAFTER REVISED BY ANY PARTY, WILL NOT BECOME A BINDING AGREEMENT OF THE PARTIES UNLESS AND UNTIL IT HAS BEEN SIGNED BY ALL PARTIES. THE EFFECT OF THIS LEGEND MAY NOT BE CHANGED BY ANY ACTION OF THE PARTIES.

THIS DOCUMENT SHALL BE KEPT CONFIDENTIAL PURSUANT TO THE TERMS OF THE CONFIDENTIALITY AGREEMENT ENTERED INTO BY THE RECIPIENT HEREOF AND, IF APPLICABLE, ITS AFFILIATES, WITH RESPECT TO THE SUBJECT MATTER HEREOF.

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Schedule A - Services

Schedule B - Schedule of ClinOps Employees and Related Severance Amounts

Schedule C - Data Processing Addendum

iii

TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT, dated [●], 2024 (as amended, modified or supplemented from time to time in accordance with its terms, this “Agreement”), is made and entered into by and between Inhibrx, Inc., a Delaware corporation (“RemainCo”), and Ibex SpinCo, Inc., a Delaware corporation (“SpinCo”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as in the Separation Agreement (as defined below).

RECITALS

A.            WHEREAS, RemainCo, SpinCo, and Aventis Inc., a Pennsylvania corporation (“Parent”) have entered into that certain Separation and Distribution Agreement, dated as of January 22, 2024 (as amended, modified or supplemented from time to time in accordance with its terms, the “Separation Agreement”);

B.            WHEREAS, in furtherance of the transactions contemplated by the Separation Agreement, the Parties (as defined below) desire that SpinCo shall provide or cause to be provided to RemainCo or to the other members of the RemainCo Group, as applicable (RemainCo and such other members of the RemainCo Group collectively hereinafter referred to as the “RemainCo Entities”) certain services, access to systems and other assistance on a transitional basis and in accordance with the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.      Certain Defined Terms. The following capitalized terms used in this Agreement shall have the meanings set forth below:

“101 Business” has the meaning set forth in the Separation Agreement.

“Additional Service” shall have the meaning set forth in Section 2.03.

“Affiliate” has the meaning set forth in the Merger Agreement; provided that, for avoidance of doubt, after the time of the Distribution, none of Parent, RemainCo or any of their respective Subsidiaries shall be deemed to be an Affiliate of SpinCo or any member of the SpinCo Group.

“Assets” shall have the meaning set forth in the Preamble.

“Business Day” means any day on which the principal offices of the SEC in Washington, DC are open to accept filings other than a day on which banking institutions located in New York, New York or Paris, France are permitted or required by Law to remain closed.

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“Cause” means (i) dishonesty with respect to SpinCo, Parent, RemainCo or any of their respective Affiliates, (ii) insubordination, substantial malfeasance or non-feasance of duty, (iii) unauthorized disclosure of confidential information, (iv) breach by such Service Employee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Service Employee and SpinCo or any Affiliate and (v) conduct substantially prejudicial to the business of SpinCo, Parent, RemainCo or any of their respective Affiliates; provided, however, that any provision in an agreement between a Service Employee and SpinCo or one of its Affiliates, which contains a conflicting definition of “Cause” for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Service Employee.

“ClinOps Employees” has the meaning given to such term in the Separation Agreement.

“Closing Date” has the meaning given to such term in the Merger Agreement.

“Confidential Information” means any information furnished or obtained in connection with or as a result of this Agreement or performance or receipt of Services hereunder that is confidential, non-public, or proprietary about a Person, its Affiliates or any of their respective businesses, operations, clients, customers, prospects, personnel, properties, processes or products, financial, technical, commercial or other information (regardless of the form or format of the information (written, verbal, electronic or otherwise) or the manner or media in or through which it is furnished to or otherwise obtained by another Person or its Affiliates or Representatives), including all materials derived from, reflecting or incorporating, in whole or in part, any such information. “Confidential Information” shall not include information that (i) is or becomes generally available to the public through no direct or indirect act or omission by the Person receiving such information or by any of its Affiliates or Representatives; or (ii) is already available to, or is or becomes available on a non-confidential basis to, the Person receiving such information or its Affiliates or Representatives from a source (other than a Party to this Agreement or its Affiliates or Representatives) who is not prohibited from disclosing such information by any contractual, legal or fiduciary obligation.

“Confidentiality Agreement” has the meaning given to such term in the Merger Agreement.

“Contract” has the meaning given to such term in the Merger Agreement.

“Distribution” has the meaning set forth in the Separation Agreement.

“Distribution Date” means the day on which the Distribution is effected.

“Force Majeure Event” shall have the meaning set forth in Section 9.03.

“Governmental Authority” means any court, nation, government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to or on behalf of, government.

“Group” means the RemainCo Group or the SpinCo Group, as applicable.

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“Indemnified Party” means a SpinCo Indemnified Party or a RemainCo Indemnified Party.

“Intellectual Property” has the meaning given to such term in the Merger Agreement.

“Law” has the meaning given to such term in the Merger Agreement.

“Local Implementing Agreement” shall have the meaning set forth in Section 3.03.

“Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of January [22], 2024. by and among Parent, Art Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, and RemainCo.

“Nonparty Affiliates” shall have the meaning set forth in Section 10.14.

“Party” means RemainCo and SpinCo individually, and “Parties” means RemainCo and SpinCo collectively, and, in each case, their respective permitted successors and assigns.

“Person” has the meaning given to such term in the Merger Agreement.

“Recipient” means, with respect to a Service or Additional Service, RemainCo, its Affiliate, or other members of the RemainCo Group, as applicable, to whom such Service or Additional Service is being provided or is required to be provided under this Agreement.

“RemainCo” shall have the meaning set forth in the Preamble.

“RemainCo Entities” shall have the meaning set forth in the Recitals.

“RemainCo Group” means RemainCo, each Person that is a Subsidiary of RemainCo and each Person that becomes a Subsidiary of RemainCo following the date of this Agreement.

“RemainCo Indemnified Party” shall have the meaning set forth in Section 8.03.

“RemainCo Services Manager” shall have the meaning set forth in Section 2.04(a).

“Schedule(s)” means the schedules attached hereto, as amended, modified or supplemented from time to time in accordance with the terms hereof.

“Separation Agreement” shall have the meaning set forth in the Recitals.

“Service Charges” shall have the meaning set forth in Section 5.01(a).

“Service Employees” shall have the meaning set forth in Section 5.01(a).

“Service Employee End Date” shall have the meaning set forth in Section 5.04(b).

“Service Period” shall have the meaning set forth in Section 2.02.

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“Service Taxes” shall have the meaning set forth in Section 5.03(a).

“Services” shall have the meaning set forth in Section 2.01(a).

“Software” shall have the meaning set forth in the Merger Agreement.

“SpinCo” shall have the meaning set forth in the Preamble.

“SpinCo Entities” means SpinCo and any of its Subsidiaries.

“SpinCo Group” has the meaning given to such term in the Merger Agreement.

“SpinCo Indemnified Party” shall have the meaning set forth in Section 8.01(b).

“SpinCo Services Manager” shall have the meaning set forth in Section 2.04(b).

“Subsidiary” has the meaning given to such term in the Merger Agreement.

“Tax” has the meaning given to such term in the Merger Agreement.

“Taxing Authority” means any Governmental Authority having jurisdiction over the assessment, determination, collection or imposition of any Tax.

“Termination Charges” means any and all costs, fees or expenses payable, directly by SpinCo with respect to a Service to any unaffiliated, third-party provider as a result of the early termination or reduction of the Service Period duration of such Service (without prejudice to RemainCo’s rights with respect to a Force Majeure Event).

“TSA Dispute” shall have the meaning set forth in Section 7.01(a).

Section 1.02.      Other Terms. Each of the other capitalized terms used in this Agreement has the meaning set forth where such term is first used or, if no meaning is set forth, the meaning required by the context in which such term is used.

ARTICLE II
SERVICES, DURATION AND SERVICES MANAGERS

Section 2.01.      Services.

(a)            Upon the terms and subject to the conditions of this Agreement, SpinCo shall provide, or shall cause to be provided, to the RemainCo Entities the services and access to systems as set forth, respectively, in Schedule A attached hereto (the “Services”).

(b)            All Services shall be for the sole use and benefit of the relevant Recipient.

Section 2.02.      Duration of Services. Upon the terms and subject to the conditions of this Agreement, SpinCo shall provide (or cause to be provided) to the relevant Recipient each Service until the earliest to occur of, with respect to each such Service, (a) the expiration of the period of duration for such Service as set forth in Schedule A (with respect to each Service, a “Service Period”); (b) the date on which such Service is terminated in accordance with ARTICLE IX; or (c) the date on which this Agreement is terminated in accordance with ARTICLE IX; and provided, that the relevant Recipient shall use its reasonable efforts in good faith to transition itself to a replacement service, system or facility with respect to each Service as soon as reasonably practicable prior to the end of the Service Period for each such Service.

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Section 2.03.      Additional Unspecified Services. If, after the date hereof, RemainCo identifies to SpinCo in writing a Service that any of the SpinCo Assets (as defined in the Separation Agreement), including any SpinCo personnel, provided or caused to be provided to or were used in the provision of the 101 Business during the twelve (12) month period prior to the Distribution Date that RemainCo reasonably and in good faith believes would be necessary or reasonably useful in order for the 101 Business to continue to operate in substantially the same manner in which the 101 Business operated in the twelve (12) month period prior to the Distribution Date, and such Service is not set forth on Schedule A, then, in each case, SpinCo shall provide (or cause to be provided) such requested Service (each such additional service, an “Additional Service”) to RemainCo in a manner consistent with the terms of this Agreement and at such cost and on such other terms as shall be mutually agreed by RemainCo and SpinCo (it being understood that if RemainCo and SpinCo fail to reach agreement on such terms, SpinCo will nonetheless remain obligated to provide the requested Service on the terms hereof using the cost methodology described in ARTICLE V) utilizing substantially similar methodology as used to determine the pricing and terms of the most similar Services provided hereunder. The Parties shall enter into a supplement to the Schedule which shall describe in reasonable detail the nature, scope, Service Period(s), Service Charges, termination provisions (including, if applicable, Termination Charges) and other terms applicable to such Additional Service in a manner similar to that in which the Services are described in the existing Schedules. Each supplement to the applicable Schedule, as agreed to in writing by the Parties, shall be deemed part of this Agreement as of the date of such agreement and the Additional Service set forth therein shall be deemed a “Service” provided under this Agreement, in each case subject to the terms and conditions of this Agreement and the relevant supplement. Notwithstanding the foregoing, (i) a Party shall have the right to request any Additional Services for the duration of the term of the Agreement, but (ii) in no event shall a Party provide, or cause to be provided, such Additional Services for a Service Period that extends beyond the latest date permitted under any applicable Law. Notwithstanding anything to the contrary in this Agreement but subject to each Party’s compliance with Section 3.01, SpinCo shall not be required to perform any obligation under this Agreement that would result in the breach or violation of any applicable Law.

Section 2.04.      Transition Services Managers.

(a)            RemainCo hereby appoints and designates [●] to act as its initial services manager (the “RemainCo Services Manager”), who shall have authority to act on a Recipient’s behalf with respect to all matters relating to this Agreement. The RemainCo Services Manager shall work with the personnel of the RemainCo Entities to periodically address issues and matters raised by SpinCo relating to this Agreement. Notwithstanding the requirements of Section 10.06, all communications from SpinCo to any Recipient pursuant to this Agreement regarding routine matters involving the Services set forth in the Schedules shall be made through the RemainCo Services Manager, or such other individual as specified by the RemainCo Services Manager in writing and delivered to SpinCo by e-mail. RemainCo shall notify SpinCo in writing (email being sufficient) of the appointment of a different RemainCo Services Manager.

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(b)            SpinCo hereby appoints and designates [●] to act as its initial services manager (the “SpinCo Services Manager”), who shall be directly responsible for coordinating and managing the delivery of the Services provided by SpinCo and have authority to act on SpinCo’s behalf with respect to all matters relating to this Agreement. The SpinCo Services Manager shall work with the personnel of the SpinCo Entities to periodically address issues and matters raised by RemainCo relating to this Agreement. Notwithstanding the requirements of Section 10.06, all communications from any Recipient to SpinCo pursuant to this Agreement regarding routine matters involving the Services set forth in the Schedules shall be made through the SpinCo Services Manager, or such other individual as specified by the SpinCo Services Manager in writing and delivered to RemainCo by e-mail. SpinCo shall notify RemainCo in writing (email being sufficient) of the appointment of a different SpinCo Services Manager.

Section 2.05.      Limitations on Provision of Services. Notwithstanding anything to the contrary set forth in this Agreement, SpinCo shall not be required to provide or cause to be provided any Service for use in or for any business other than the 101 Business.

Section 2.06.      Availability of SpinCo Personnel. In addition to, and without prejudice to, SpinCo’s obligation to provide or cause to be provided the Services to the RemainCo Entities as further described in this ARTICLE II, for a period no longer than twenty-four (24) months after the Distribution Date or an aggregate of no more than one hundred (100) full time hours of support (“SpinCo Personnel Availability Period”), SpinCo shall make the SpinCo Group’s personnel reasonably available to support the transfer set forth in Section 4.11 of the Separation Agreement, and SpinCo (including by and through such personnel) shall answer questions (in a reasonably timely manner during the SpinCo Personnel Availability Period) from the RemainCo Entities and their Affiliates, including but not limited to, as may relate to the Transferred Know-How (as defined in the Separation Agreement) and the Services provided under this Agreement; provided that, except as set forth in Section 5.04(b), the foregoing shall not create any obligation on SpinCo Group or any of its Affiliates to retain or continue to employ any personnel. The SpinCo Group shall provide the RemainCo Entities and their Affiliates with the foregoing support for up to an aggregate of ten (10) full-time equivalent hours per week, which shall be at no cost to RemainCo. For any additional hours of support reasonably requested by RemainCo in excess of such ten (10) full-time hours for a given week, RemainCo shall reimburse SpinCo for the reasonable and documented hourly salary of the applicable SpinCo personnel per full-time equivalent hour plus a ten percent (10%) premium. The SpinCo Services Manager shall appoint a single individual as its technology transfer lead who shall act as SpinCo’s lead for the timely and complete performance of all activities set forth in this Section 2.06 and Section 4.12 of the Separation Agreement.

ARTICLE III
THIRD-PARTY CONSENTS AND LICENSES; INTELLECTUAL PROPERTY; LOCAL IMPLEMENTING AGREEMENTS

Section 3.01.      Third-Party Consents and Licenses.

(a)            With respect to any Software license or access to Software-based services that are provided under, or as part of, a Service, the relevant Recipient shall comply with the terms and conditions of the vendor/licensor applicable to such Software license or Software-based Service, provided that such terms and conditions shall have been made available to the relevant Recipient prior to the beginning of the Service Period for such Service.

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(b)            Except for those items listed on Schedule A, SpinCo shall use commercially reasonable efforts to obtain all third-party consents, licenses (or other appropriate rights), sublicenses and approvals necessary for a SpinCo Entity to provide, or a RemainCo Entity to receive, Services (including, by way of example, not by way of limitation, rights to use, duplicate and distribute third-party Software necessary for the receipt of the Services) (“Required Consents”) and any additional or incremental fees or other costs of obtaining or seeking to obtain such Required Consents (collectively, “Consent Costs”) shall be: (i) to the extent such Consent Costs are reasonable and documented, reimbursed in full by RemainCo to SpinCo; and (ii) in all other cases, paid solely by SpinCo; provided, however, that SpinCo shall not be required to commence or participate in any action, suit, arbitration or proceeding by or before any Governmental Authority or offer to grant any accommodation (financial or otherwise), other than ministerial acknowledgements, to any third-party to obtain any such Required Consent; and, provided, further, that SpinCo shall not be required to seek broader rights or more favorable terms for RemainCo than those applicable to SpinCo or the RemainCo Entity, as the case may be, prior to the date hereof or as may be applicable to SpinCo from time to time hereafter. The Parties acknowledge and agree that there can be no assurance that SpinCo’s efforts shall be successful or that RemainCo shall be able to obtain such licenses or rights on acceptable terms or at all and, where SpinCo enjoys rights under any enterprise, site or similar license grant, the Parties acknowledge that such license may preclude partial transfers or assignments or operation of a service bureau on behalf of unaffiliated entities, provided, however, that the Parties shall cooperate in good faith to find a reasonable alternative to such Services for which such Required Consent cannot be obtained, and SpinCo shall use good faith efforts to supplement, modify, substitute or otherwise alter the Services to provide such Services without such Required Consent in a manner that maintains, as much as possible, the full intended benefit of such Service to the RemainCo Entities and their Affiliates.

Section 3.02.      Intellectual Property.

(a)            As between the Parties, subject to the terms of the Separation Agreement and this Agreement, any Intellectual Property owned or licensed by one Party or any of its Affiliates that is provided to the other Party or any of such other Party’s Affiliates or third-party providers or third-party vendors pursuant to this Agreement shall remain the property of the Party providing such Intellectual Property or Services, or the Affiliate of such Party that provides the same.

(b)            Each Party, on behalf of itself and its Affiliates, hereby grants, and shall cause its permitted subcontractors to grant, to the other Party and its Affiliates, a limited, royalty-free, fully paid-up, worldwide, non-sublicensable (except to third-parties solely to the extent required for the receipt or provision, as the case may be, of any Service), non-exclusive, non-transferable license, solely for the duration of any applicable Service, to use the Intellectual Property owned by or licensed to such Party or any of its Affiliates, solely to the extent necessary for, as the case may be, SpinCo to provide the Services and the relevant Recipient to receive and use the Services. Except as expressly identified in this Section 3.02, nothing contained in this Agreement shall be deemed to grant either Party or its Affiliates, by implication, estoppel or otherwise, any license rights, ownership rights or other rights in any Intellectual Property owned by or licensed to the other Party (or any Affiliate or permitted subcontractor of the other Party).

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Section 3.03.      Local Implementing Agreements. The Parties each recognize and agree that there may be a need to document the Services provided hereunder in various jurisdictions outside of the United States from time to time. The Parties shall enter into, or cause their respective Affiliates to enter into, local implementing agreements (each a “Local Implementing Agreement”) for Services in such jurisdictions, countries or geographical regions as a Party may reasonably request from time to time. Without limiting the generality of the foregoing, should there be any conflict between any term or condition of a Local Implementing Agreement and this Agreement, the terms and conditions of this Agreement shall prevail. The Parties agree to cooperate in implementing any such Local Implementing Agreement in a manner that does not subject SpinCo to income taxes in a jurisdiction other than those jurisdictions under the Laws of which such SpinCo is organized or is, before the implementation of such Local Implementing Agreement, a tax resident.

ARTICLE IV
ACCESS

Section 4.01.      Access. As a condition to SpinCo’s obligations to provide the Services hereunder, the RemainCo Entities shall make available on a timely basis to the SpinCo Entities all information and materials reasonably requested by any such Person to enable the SpinCo Entities to provide the Services.

ARTICLE V
COSTS AND DISBURSEMENTS

Section 5.01.      Costs and Disbursements.

(a)            Except as otherwise provided in this Agreement or in the Schedules, RemainCo shall pay to SpinCo or its designee as specified in writing by the SpinCo Services Manager a monthly fee for the Services (or category of Services, as applicable), which monthly fee represents SpinCo’s reasonable and documented actual hourly salary of the applicable SpinCo personnel per full-time equivalent hour plus a ten percent (10%) premium (each fee constituting a “Service Charge” and, collectively, “Service Charges”). For the avoidance of doubt, in addition to any such Service Charges, RemainCo shall also reimburse SpinCo for any out-of-pocket costs reasonably incurred and documented by SpinCo in the provision of such Services at cost, and without such ten percent (10%) premium. During the term of this Agreement, the amount of a Service Charge for any Services (or category of Services, as applicable) shall not increase except as a result of (i) an increase in the scope or volume of such Services being provided to RemainCo (as compared to the amount of the Services underlying the determination of a Service Charge) that is (and to the extent) requested in writing by RemainCo, (ii) an increase in the rates or charges imposed by SpinCo’s service providers or any other third-party provider that is providing goods or services used in providing the Services (as compared to the rates or charges underlying a Service Charge), (iii) subject to the limitations set forth in Section 5.04(c), an increase in the ordinary course of payroll (e.g., base salary or wage rate, annual target cash bonus opportunity) or employee benefits (e.g., insurance premiums, vendor costs) for any employees used, or number of employees or contractors used, by SpinCo in providing the Services (“Service Employees”), and solely with respect to the ClinOps Employees, if at the end of the applicable Service Period, SpinCo reasonably determines in good faith that any such ClinOps Employee cannot be redeployed to a position within SpinCo and terminates such Service Employee’s employment as a result thereof, the severance costs payable by SpinCo up to the amounts and in accordance with the payment terms set forth on Schedule B, (in each such case including, for the avoidance of doubt, any employer payroll Taxes due in respect of any of the foregoing, in accordance with Section 5.03, but excluding any equity compensation, transaction or retention payments, defined benefit, non-qualified deferred compensation, post-retirement or retiree medical benefits), (iv) any increase in costs relating to any changes in the scope, quality, nature, duration or quantity of the Services provided or how the Services are provided that are (and to the extent) requested in writing by RemainCo relating to newly installed products or equipment or any upgrades to existing products or equipment or (v) an increase in costs resulting from a reasonable change in the pricing methodology for a particular Service, provided that SpinCo is implementing the same change with respect to all of its businesses or divisions that utilize the Service. Upon reasonable determination by SpinCo that a basis for the increase of a Service Charge set forth in the immediately preceding sentence exists, SpinCo shall notify RemainCo in writing of the basis for such increase and the amount of such increase (with supporting documentation, subject to any obligations of confidentiality to which SpinCo is subject, it being agreed that SpinCo will use commercially reasonable efforts to obtain any waivers or consents necessary to disclose such Confidential Information to RemainCo, as long as RemainCo agrees to keep such information confidential on customary terms), and the appropriate Schedule shall be amended to reflect such increased Service Charge and such increased Service Charge shall thereafter, from the beginning of the immediately following month, be deemed to be the Service Charge for the relevant Service hereunder. For the avoidance of doubt, increases in Service Charges may result from more than one of the causes set forth in clauses (i) through (v) of the second sentence of this Section 5.01(a).

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(b)            During the term of this Agreement, the amount of a Service Charge for any Services (or category of Services, as applicable) shall be decreased to the extent that there is an evidenced decrease after the date hereof in the costs actually incurred by SpinCo in providing such Services as a result of (i) a decrease in the scope or volume of such Services being provided to the relevant Recipient (as compared to the amount of the Services underlying the determination of a Service Charge) that is (and to the extent) requested (in writing) by RemainCo, (ii) a decrease in the rates or charges imposed by SpinCo’s service provider or other third-party provider that is providing goods or services used by SpinCo in providing the Services (as compared to the rates or charges underlying a Service Charge), (iii) a decrease in the payroll or benefits for any Service Employee (including, in the case of any ClinOps Employee, a decrease resulting from the forfeiture of any severance amount (or portion thereof) set forth on Schedule B in accordance with its terms), (iv) any decrease in costs relating to any changes in the scope, quality, nature, duration or quantity of the Services provided or how the Services are provided that are (and to the extent) requested in writing by RemainCo (including relating to newly installed products or equipment or any upgrades to existing products or equipment), or (v) a decrease in costs resulting from a reasonable change in the pricing methodology for a particular Service, provided that SpinCo is implementing the same change with respect to all of its businesses or divisions that utilize the Service; provided, that SpinCo shall reasonably notify RemainCo of any decrease in the amount of any Service Charge as set forth in the foregoing clauses (i) through (v), and the appropriate Schedule shall be amended to reflect such decreased Service Charge and such decreased Service Charge shall thereafter, from the beginning of the immediately following month, be deemed to be the Service Charge for the relevant Service hereunder.

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(c)            RemainCo, at its sole cost and expense, shall have the right, by reasonable prior notice given to SpinCo, to retain an independent third party to audit SpinCo’s and its Affiliates’ books and records to confirm the Service Charges levied by SpinCo for the Services or any other amount paid or payable by RemainCo to SpinCo hereunder (i) once within the first three (3) months of the term of the Agreement, and (ii) following such audit, no more often than once every six (6) months thereafter for the duration of the term of the Agreement. Upon written request by RemainCo, SpinCo shall, or shall cause its Affiliates to, within a reasonable period of time, provide, at the sole cost and expense of RemainCo, all assistance, records and access reasonably requested by RemainCo in responding to such audit, solely to the extent it relates to Service Charges for the Services provided hereunder provided, however, that (a) notwithstanding the foregoing, SpinCo shall not be required to provide RemainCo and its representatives such access to the extent it, in the SpinCo’s reasonable discretion, would reasonably be expected to waive any applicable privileges (including attorney client privilege), breach contractual confidentiality obligations or violate any applicable Law; provided, further, that SpinCo shall use its commercially reasonable efforts to provide such access in a manner that would not waive such privilege, breach such obligations or violate such Law, or would otherwise permit such access in a manner that would remove such objection, and (b) such access, inquiry or request shall not unreasonably interfere with the business or operations of SpinCo.

Section 5.02.      No Right to Set-Off. RemainCo shall pay the full amount of Service Charges, Termination Charges (to the extent applicable) and shall not set off, counterclaim or otherwise withhold any amount owed (or to become due and owing) to SpinCo under this Agreement on account of any obligation owed (or to become due and owing) by SpinCo or any of its Affiliates to RemainCo or any of its Affiliates that has not been finally adjudicated, settled or otherwise agreed upon by the Parties in writing.

Section 5.03.      Tax Matters.

(a)            Services Taxes. RemainCo shall bear any and all sales, use, excise, value added, indirect, goods and services and other similar taxes (and any related interest and penalties) imposed on, or payable with respect to, any Service Charges payable by RemainCo pursuant to this Agreement (such taxes, the “Service Taxes”). For the avoidance of doubt, this Section 5.03(a) shall not apply to, and RemainCo and SpinCo each shall pay and be responsible for, all Taxes based on their respective income, profits or assets, employment Taxes and all other Taxes not described in the previous sentence that are imposed on each of them or their respective Affiliates.

(b)            Withholding Tax or Other Similar Taxes. RemainCo (and its applicable Affiliates) shall have the right to withhold or deduct Taxes from any payments made under this Agreement as required by applicable Law. To the extent such amounts are so deducted or withheld and remitted to the appropriate Governmental Authority (including any Taxing Authority) on a timely basis in accordance with applicable Law, such amounts will be treated for all purposes under this Agreement as having been paid to the Party to whom such amounts would otherwise have been paid.

(c)            Minimization and Recovery of Taxes. SpinCo shall use commercially reasonable efforts to (i) minimize the amount of Service Taxes or amounts required to be withhold or deducted under applicable Law by RemainCo under Section 5.03(b) and (ii) claim any available refunds or credits of Service Taxes or amounts withheld under applicable Law by RemainCo. SpinCo shall promptly pay (or cause to be paid) to RemainCo any such amounts recovered by SpinCo or its Affiliates pursuant to the previous sentence.

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(d)            Cooperation. RemainCo and SpinCo shall use commercially reasonable efforts to cooperate to minimize the imposition of, and the amount of, any taxes described in Section 5.03 (including through the provision of any relevant forms or other documents). SpinCo shall keep RemainCo reasonably informed with respect to (i) the reporting of Services Taxes, (ii) any audit relating to Services Taxes, or (iii) any assessment, refund, claim or legal proceeding relating to Services Taxes, including, in each instance, providing RemainCo with such information and documentation as is reasonably neccesary. Without limiting the generality of the foregoing, upon entering into this Agreement, and at any time thereafter that RemainCo reasonably requests, SpinCo shall provide RemainCo an IRS Form W-9 or applicable IRS Form W-8, as applicable, or any similar form reasonably requested by RemainCo under any applicable Law, in order to avail themselves of any exemptions from and to minimize any applicable withholding taxes on any amounts otherwise payable pursuant to this Agreement.

Section 5.04.      Service Employees.

(a)            Except as provided in Section 5.04(b), SpinCo shall continuously employ each of the ClinOps Employees, with the same title and job duties as were in effect for such Service Employee on the day immediately preceding the Closing Date, from the Closing Date through the end of the applicable Service Period (or if earlier, the effective date of such ClinOps Employee’s voluntary resignation of employment). Except as provided in Section 5.04(c), SpinCo shall maintain for each ClinOps Employee the same base salary (or wage rate, as applicable) annual target cash bonus opportunity and employee benefits that were in effect for such ClinOps Employee on the day immediately preceding the Closing Date.

(b)            Notwithstanding anything to the contrary herein, SpinCo shall not, without Cause or RemainCo’s prior written consent, terminate the employment of any ClinOps Employee prior to the end of the applicable Service Period. SpinCo shall notify RemainCo in writing promptly, and in no event more than five (5) Business Days, after a ClinOps Employee gives notice of resignation, and shall, if reasonably practicable, notify RemainCo in writing five (5) Business Days prior to termination of a ClinOps Employee by SpinCo for Cause. Upon RemainCo’s written request that a Service Employee be removed from service, SpinCo shall, within one (1) Business Day, cause such Service Employee to cease providing any Services to RemainCo and, (i) as of the date thereof (the “Service Employee End Date”), such Service Employee shall cease to be a Service Employee, (ii) SpinCo shall be solely responsible for all compensation, benefits or other costs associated with such Service Employee that accrue or arise after the Service Employee End Date, and (iii) except for any severance to be provided to a ClinOps Employee in accordance with Schedule B, SpinCo shall cease to include the cost of compensation and benefits for such Services Employee in the calculation of the Service Charge, other than ordinary-course compensation and benefits accrued through such Service Employee’s Service Employee End Date.

(c)            SpinCo shall not, without RemainCo’s prior written consent, make any change to the compensation, benefits or other terms and conditions of employment of any of the ClinOps Employees prior to the end of the applicable Service Period, other than with respect to broad-based changes in employee benefits that are implemented by SpinCo in the ordinary course for its employees, generally, and that do not have a disproportionate impact on the ClinOps Employees.

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ARTICLE VI
STANDARD FOR SERVICE

Section 6.01.      Standard for Service. Except as otherwise provided in this Agreement or the Schedules, SpinCo agrees to provide, or cause to be provided, the Services such that the nature, quality, standard of care and the service levels at which such Services are performed are, in all material respects, no less than the nature, quality, standard of care and service levels at which substantially the same services were performed by or on behalf of the SpinCo Assets (including personnel) as of twelve (12) months prior to the Distribution Date (or, if not so previously provided, then substantially the same nature, quality, standard of care and service levels as those applicable to similar services performed by or on behalf of the SpinCo Assets (including personnel) as of twelve (12) months prior to the Distribution Date); provided, however, that nothing in this Agreement shall require any SpinCo Entity to favor any RemainCo Entity’s operation of its business over any SpinCo Entity’s own business operation. Without limiting its obligations pursuant to this Section 6.01, SpinCo will not be obligated under this Agreement to (x) hire additional employees or, with the exception of the ClinOps Employees, retain specific employees or (y) purchase, lease, or license any additional Software, or additional equipment or other assets.

Section 6.02.      Third Parties. Subject to compliance with Section 3.01, in the event any Required Consent is required for SpinCo or its designees to provide any Services and such Required Consent is not obtained, the Parties shall cooperate in good faith to identify a commercially reasonable alternative to such Services, and SpinCo shall use good faith efforts to supplement, modify, substitute or otherwise alter the Services to provide such Services without such Required Consent. If the Parties are unable to identify such an alternative, SpinCo and its Affiliates shall not be obligated to provide any such Services or to obtain replacement services therefor. SpinCo shall not be obligated to provide any Services which, if provided, would violate any third-party Contract.

Section 6.03.      Maintenance. In the event that SpinCo’s facilities are temporarily shut down for reasons outside of SpinCo’s control, with respect to the Services dependent on the operation of such facilities or systems, SpinCo shall be relieved of its obligations hereunder to provide such Services during the period that such facilities or systems are so shut down in compliance with this Agreement, but shall use commercially reasonable efforts to minimize any period of shutdown. RemainCo shall be relieved of its obligation hereunder to pay Service Charges for any Services that cannot be provided by SpinCo for the duration of such shutdown.

Section 6.04.      Modifications. SpinCo may modify a Service (including, with respect to the cost (determined in accordance with Section 5.01), scope, timing and quality of such Service) (a) to the extent the same modification is made with respect to the entirety of SpinCo’s provision of such Service to any of its Affiliates and any other Person to whom SpinCo provides such Service; or (b) if provision of such Service is prohibited or restricted by applicable Law; provided, however, that, in such event, SpinCo shall use commercially reasonable efforts to limit the disruption to the business or operations of the relevant Recipient caused by such modification. SpinCo’s responsibilities set forth herein shall be amended as reasonably necessary to conform to any such modifications made pursuant to this Section 6.04 and each Recipient shall use commercially reasonable efforts to comply with any such amendments. Subject to the terms in this Agreement, in providing its Services hereunder, SpinCo may use any information systems, hardware, Software, processes and procedures it deems necessary or desirable in its reasonable discretion, subject to Section 6.01.

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Section 6.05.      Disclaimer of Warranties. Except as expressly set forth in Section 6.01 and subject to the limitations in ARTICLE VIII, the Parties acknowledge and agree that the Services are provided on an as-is, where-is basis, that each Recipient assumes all risks and liability arising from or relating to its use of and reliance upon the Services and SpinCo makes no representation or warranty with respect thereto. EXCEPT AS EXPRESSLY SET FORTH HEREIN, SPINCO HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICES, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, COMMERCIAL UTILITY, MERCHANTABILITY, FITNESS OF THE SERVICES FOR A PARTICULAR PURPOSE OR USE, TITLE, NON-INFRINGEMENT, ACCURACY, AVAILABILITY, TIMELINESS, COMPLETENESS, THE RESULTS TO BE OBTAINED FROM SUCH SERVICES OR ARISING FROM COURSE OF PERFORMANCE, DEALING, USAGE OR TRADE, AND EACH RECIPIENT, ON ITS BEHALF AND ON BEHALF OF ALL OF ITS AFFILIATES, HEREBY ACKNOWLEDGES SUCH DISCLAIMER AND RECIPIENT SPECIFICALLY DISCLAIMS THAT IT IS RELYING UPON OR HAS RELIED UPON ANY SUCH REPRESENTATION OR WARRANTY.

Section 6.06.      Compliance with Laws and Regulations. Each Party shall be responsible for its and its Affiliates’ own compliance with any and all Laws applicable to its and their performance under this Agreement. No Party or its Affiliates shall take any action in violation of any such applicable Law that would reasonably be likely to result in liability being imposed on the other Party or its Affiliates, as the case may be. SpinCo shall not be obligated to provide any Service which, if provided, would violate any applicable Law.

Section 6.07.      No Professional Services. Notwithstanding anything to the contrary contained in this Agreement or in any Schedule hereto, neither SpinCo or any of its Affiliates, nor any of its or their respective Representatives, shall be obligated to provide, or shall be deemed to be providing, any legal, regulatory, compliance, financial, payroll and benefits, accounting, treasury or tax advice or IT consulting services to RemainCo or any of its Affiliates, or any of their respective Representatives, pursuant to this Agreement or any Schedule hereto, whether as part of or in connection with the Services provided hereunder or otherwise, except as set forth on Schedule A.

Section 6.08.      No Reporting Obligations. Notwithstanding anything to the contrary contained in this Agreement or in any Schedule, except to the extent required by applicable Law or to the extent it is expressly stated in a Schedule that a filing obligation exists, neither SpinCo or any of its Affiliates, nor any of its or their respective Representatives, shall be obligated, pursuant to this Agreement or any Schedule, as part of or in connection with the Services provided hereunder, as a result of storing or maintaining any data referred to herein or in any Schedule hereto, or otherwise, to prepare or deliver any notification or report to any Governmental Authority (including any Taxing Authority) or other Person on behalf of RemainCo or any of its Affiliates, or any of its or their respective Representatives.

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ARTICLE VII
DISPUTE RESOLUTION

Section 7.01.      Dispute Resolution.

(a)            In the event of any dispute, controversy, claim or action arising out of or relating to the transactions contemplated by this Agreement, or the validity, interpretation, breach or termination of any provision of this Agreement, or calculation or allocation of the costs of any Service, including indemnification claims and claims seeking redress or asserting rights under any Law, whether in contract, tort, common law, statutory law, equity or otherwise, including any question regarding the negotiation, execution or performance of this Agreement (each, a “TSA Dispute”), RemainCo and SpinCo agree that the RemainCo Services Manager and the SpinCo Services Manager (or such other people as RemainCo and SpinCo may designate) shall negotiate in good faith in an attempt to resolve such TSA Dispute promptly and amicably. If such TSA Dispute has not been resolved to the mutual satisfaction of RemainCo and SpinCo within thirty (30) days after the initial notice of the TSA Dispute (or such longer period as the Parties may agree in writing), then, the General Counsel of SpinCo or his or her designee, on behalf of SpinCo, and an authorized representative of RemainCo shall negotiate in good faith in an attempt to resolve such TSA Dispute amicably for an additional twenty (20) days (or such longer period as the Parties may agree in writing). If, at the end of such time, such Persons are unable to resolve such TSA Dispute amicably, then such TSA Dispute shall be resolved in accordance with the dispute resolution process set forth in Section 8.11 of the Separation Agreement; provided that such dispute resolution process shall not modify or add to the remedies available to the Parties under this Agreement.

(b)            In any TSA Dispute regarding the amount of a Service Charge or Termination Charge, if after such TSA Dispute is finally adjudicated pursuant to the dispute resolution or judicial process set forth in Section 7.01(a), it is determined that the Service Charge or Termination Charge that SpinCo has invoiced RemainCo, and that RemainCo has paid to SpinCo, is greater or less than the amount that the applicable charge should have been, then (i) if it is determined that RemainCo has overpaid the Service Charge or Termination Charge, SpinCo shall, within five (5) Business Days after such determination, reimburse RemainCo an amount of cash equal to such overpayment and (ii) if it is determined that RemainCo has underpaid the Service Charge or Termination Charge, RemainCo shall within five (5) Business Days after such determination reimburse SpinCo an amount of cash equal to such underpayment.

ARTICLE VIII
LIMITED LIABILITY AND INDEMNIFICATION

Section 8.01.      Limitation of Liability.

(a)            Notwithstanding any other provision contained in this Agreement, SpinCo, its Affiliates or Representatives (each, a “SpinCo Indemnified Party”) shall not be liable under this Agreement for any consequential, special, incidental, indirect or punitive damages, any amount calculated based upon any multiple of earnings, book value or cash flow, or diminution in value, lost profits or similar items (including loss of revenue, business interruption, income or profits, diminution of value or loss of business reputation or opportunity or loss of customers, goodwill or use) regardless of whether such items are based in contract, breach of warranty, tort or negligence or any other theory, and regardless of whether SpinCo or any of its Affiliates has been advised of, knew or should have known of, anticipated or foreseen the possibility of such damages. The Parties acknowledge that the Services to be provided hereunder are subject to, and that the remedies under this Agreement are limited by, the applicable provisions of ARTICLE VI, including the limitations on representations and warranties with respect to the Services.

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(b)            The aggregate liability and indemnification obligations of SpinCo or any SpinCo Indemnified Party (in each case, in connection with the provision of Services by SpinCo and any SpinCo Indemnified Parties) and RemainCo or any RemainCo Indemnified Party (in each case, in connection with the receipt of Services by RemainCo and any RemainCo Indemnified Parties), as applicable, with respect to this Agreement, the Services or the transactions contemplated by this Agreement shall not exceed, in the aggregate in the applicable calendar year, the aggregate amount of Service Charges actually paid hereunder to or by such Party during such calendar year.

Section 8.02.      RemainCo Indemnification Obligation. Subject to the limitation set forth in Section 8.01(b), each Recipient shall indemnify, defend and hold harmless each SpinCo Indemnified Party from and against any and all losses, and shall reimburse each SpinCo Indemnified Party for all reasonable expenses as they are incurred, whether or not in connection with pending litigation and whether or not any SpinCo Indemnified Party is a Party, to the extent caused by, resulting from or in connection with RemainCo’s gross negligence or willful misconduct in using any of the Services rendered or to be rendered by or on behalf of SpinCo pursuant to this Agreement or material breach of this Agreement.

Section 8.03.      SpinCo Indemnification Obligation. Subject to the limitations set forth in Section 8.01, SpinCo shall indemnify, defend and hold harmless each relevant Recipient and its Affiliates and Representatives (each, a “RemainCo Indemnified Party”) from and against any and all losses, and shall reimburse each RemainCo Indemnified Party for all reasonable expenses as they are incurred, whether or not in connection with pending litigation and whether or not any RemainCo Indemnified Party is a Party, to the extent caused by, resulting from or arising out of or in connection with SpinCo’s gross negligence or willful misconduct in providing any of the Services rendered or to be rendered by or on behalf of SpinCo pursuant to this Agreement or any material breach of this Agreement.

Section 8.04.      Indemnification Procedure. The provisions set forth in Article V of the Separation Agreement shall apply mutatis mutandis to the indemnification provisions of this Agreement, with such conforming changes thereto as are necessary to apply the provisions, and preserve the effect, thereof to the terms of this Agreement.

Section 8.05.      Liability for Payment Obligations. Nothing in this ARTICLE VIII shall be deemed to eliminate or limit, in any respect, RemainCo’s or SpinCo’s express obligation in this Agreement to pay Termination Charges (to the extent applicable) or Service Charges for Services rendered in accordance with this Agreement.

Section 8.06.      Exclusion of Other Remedies. The indemnification expressly provided in this ARTICLE VIII shall be the sole and exclusive monetary remedies of the SpinCo Indemnified Parties and the RemainCo Indemnified Parties, as applicable, for any claim, loss, damage, expense or liability, whether arising from statute, principle of common or civil law, principles of strict liability, tort, contract or otherwise arising under this Agreement, or in respect of the Services or actions taken by Parties in connection with the transactions contemplated by this Agreement.

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Section 8.07.      Mitigation. Each Indemnified Party shall use its reasonable best efforts to mitigate any loss for which such Indemnified Party seeks indemnification under this Agreement.

ARTICLE IX
TERM AND TERMINATION; EXTENSION OF SERVICE PERIOD

Section 9.01.      Term and Termination.

(a)            This Agreement shall commence immediately upon the Distribution Date and shall terminate upon the earlier to occur of: (i) the last date on which SpinCo is obligated to provide any Service to a Recipient (including for the purposes of this sub-section, the services described in Section 2.06) in accordance with the terms hereof; and (ii) the mutual written agreement of the Parties to terminate this Agreement in its entirety.

(b)            Without prejudice to any Recipient’s rights with respect to a Force Majeure Event, RemainCo may terminate this Agreement with respect to any Service, in whole (by Service line item) but not in part: (i) for any reason or no reason upon providing at least thirty (30) days’ prior written notice to SpinCo of such termination (or such greater or smaller number of days as is provided in the Schedules) (it being understood that an early termination may result in Termination Charges being payable by RemainCo under this Agreement), or (ii) if SpinCo has failed to perform any of its material obligations under this Agreement with respect to such Service, and such failure shall continue to exist fifteen (15) days after receipt by SpinCo of written notice of such failure from RemainCo.

(c)            SpinCo may terminate this Agreement with respect to one or more Services, in whole (by Service line item) but not in part, at any time if a Recipient has failed to perform any of its material obligations under this Agreement relating to such Service, and such failure shall continue to exist for a period of thirty (30) days after receipt by RemainCo of a written notice of such failure from SpinCo.

(d)            Both Parties may terminate this Agreement with respect to one or more Services (i) immediately upon mutual written agreement or (ii) immediately upon written notice to the other Party in the event that such other Party: (1) commences, or has commenced against it, proceedings under bankruptcy, insolvency or debtor’s relief Laws or similar Laws in any other jurisdiction; (2) makes a general assignment for the benefit of its creditors; or (3) ceases operations or is liquidated or dissolved.

(e)            Upon termination of this Agreement with respect to one or more Services, the relevant Schedule shall be updated to reflect any terminated Service. In the event that the effective date of the termination of any Service is a day other than the last day of a Service Period, any periodic Service Charge associated with such Service shall be pro-rated appropriately.

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(f)            RemainCo may from time-to-time request in writing a reduction or increase in part of the scope of any Service (it being understood that a reduction may result in Termination Charges being payable by RemainCo under this Agreement). If requested to do so by RemainCo, SpinCo agrees to discuss in good faith the potential reduction or increase in scope and any applicable reductions or increases to the Service Charges in light of all relevant factors including the costs and benefits to SpinCo of any such reductions or increases and (in the case of reductions in scope) any applicable Termination Charges. With respect to any Services that SpinCo has agreed to reduce or increase, the relevant Schedule shall be updated to reflect any such agreed upon reduction or increase in the Service in the level of service provided and the corresponding Service Charges shall be either reduced or increased, as applicable, to the extent the incremental cost to SpinCo of providing such Services is reduced or increased, as applicable, provided, and for clarity, any such increase in a Service Charge shall not be based on any increased incremental costs to SpinCo already embodied in a Termination Charge paid or payable by RemainCo hereunder. For the avoidance of doubt, SpinCo is not obligated to reduce or increase the scope of any Services or relevant Service Charges.

Section 9.02.      Effect of Termination of Services.

(a)            Upon termination (for any reason other than expiration of the Service Period duration) or reduction of any Service (in whole or in part) pursuant to this Agreement, (A) RemainCo shall bear all Termination Charges, to the extent applicable, other than Termination Charges identified on Schedule A as SpinCo obligations, provided, however, that SpinCo shall not be under any obligation to pay any Termination Charges with respect to any termination of any Service by SpinCo pursuant to Section 9.01(c) or Section 9.01(d)(ii) (and, for the avoidance of doubt, any such Termination Charges shall be borne by RemainCo); provided, further, that SpinCo shall bear all Termination Charges with respect to any termination of any Service by RemainCo pursuant to Section 9.01(b)(ii) or Section 9.01(d)(ii). All Termination Charges shall be invoiced and paid as provided in ARTICLE V.

(b)            Upon termination of any Service pursuant to this Agreement, SpinCo shall have no further obligation to provide the terminated Service, and RemainCo shall have no obligation to pay any future Service Charges relating to any such Service; provided that RemainCo shall remain obligated to SpinCo for the (i) Service Charges and other fees, costs and expenses (if any) owed and payable under the terms of this Agreement in respect of Services provided prior to the effective date of termination, including Service Charges that are billed in arrears, (ii) Termination Charges, only to the extent applicable, as invoiced by SpinCo to RemainCo; provided, that any such Termination Charges must be invoiced by SpinCo within thirty (30) days after the early termination of a Service. Upon termination of any Service pursuant to this Agreement, SpinCo shall reduce for the next monthly billing period the amount of the Service Charge for the category of Services in which the terminated Service was included (such reduction to reflect the elimination of all costs incurred in connection with the terminated service to the extent the same are not required to provide other Services to RemainCo), and, upon request of RemainCo, SpinCo shall provide RemainCo with documentation or information regarding the calculation of the amount of the reduction. In connection with termination of any Service, the provisions of this Agreement not relating solely to such terminated Service shall survive any such termination. In connection with a termination of this Agreement, ARTICLE I, Section 6.05, ARTICLE VIII (including liability in respect of any indemnifiable losses under this Agreement arising or occurring on or prior to the date of termination), this ARTICLE IX, ARTICLE X, all confidentiality obligations under this Agreement and liability for all due and unpaid Service Charges and Termination Charges (to the extent applicable) shall continue to survive indefinitely.

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Section 9.03.      Force Majeure. Neither Party (nor any Person acting on its behalf) shall be liable to the other Party for any loss as a result of any delay or failure in the performance of any obligation hereunder which is due to fire, flood, war, acts of God, strikes, riots, pandemic (including delays or issues caused by the SARS-Cov-2 virus and COVID-19 disease, or measures taken by a Governmental Authority with respect thereto), Governmental Authority, or other causes beyond its reasonable control (a “Force Majeure Event”); provided that the Party so affected shall notify the other Party in writing promptly upon the onset of any Force Majeure Event, shall use commercially reasonable efforts to mitigate the effect of any Force Majeure Event to the extent reasonably practical, and notify the other Party in writing promptly upon the termination of any Force Majeure Event. In the event that SpinCo is unable to provide any Service due to a Force Majeure Event, RemainCo shall be relieved of its obligation to pay for any such Service to the extent not provided (including any Termination Charges payable by RemainCo pursuant to the terms of this Agreement); provided that a Force Majeure Event shall not relieve RemainCo from its payment obligations under this Agreement with respect to the Services actually performed hereunder.

Section 9.04.      Extension of Service Period. Upon sixty (60) days’ advance written notice prior to the expiration of the Service Period for any Service, RemainCo may request a service extension. Provided that RemainCo has been using good faith efforts to migrate off of or replace such Service prior to the end of the applicable Service Period, SpinCo shall use commercially reasonable efforts to accommodate any such extension. If such a request is made, the Parties shall discuss in good faith the requested scope, duration and other terms, including applicable Service Charge, of such proposed extension. In no event shall the term (meaning the initial term and extension period, including any extension periods previously permitted under this Agreement) of a particular Service exceed the maximum period permitted under any third-party agreement(s) that exist as of the date hereof and are necessary to provide or support such Service.

ARTICLE X
GENERAL PROVISIONS

Section 10.01.      Independent Contractors. Nothing contained herein is intended or shall be deemed to make any Party or its respective Affiliates the agent, employee, partner or joint venture of any other Party or its Affiliates or be deemed to provide such Party or its Affiliates with the power or authority to act on behalf of the other Party or its Affiliates or to bind the other Party or its Affiliates to any Contract, agreement or arrangement with any other individual or entity. SpinCo shall act as an independent contractor and not as the agent of any Recipient in performing such Service, maintaining control over its employees, its subcontractors and their employees and complying with all withholding of income at source requirements, whether federal, state, local or foreign.

Section 10.02.      Subcontractors. SpinCo may hire or engage one or more subcontractors to perform any or all of its obligations under this Agreement; provided that (a) SpinCo shall use the same degree of care in selecting any such subcontractor as it would if such subcontractor was being retained to provide similar services to SpinCo; and (b) SpinCo shall in all cases remain primarily responsible for all of its obligations hereunder with respect to the scope of the Services, the standard for Services as set forth in ARTICLE VI hereof and the content of the Services provided to the relevant Recipient.

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Section 10.03.      Treatment of Confidential Information.

(a)            The Parties acknowledge that, by reason of their relationship and the provision and receipt of Services, each Party may have access to Confidential Information concerning the other Party’s business, products and services, including the 101 Business. For the avoidance of doubt, any Confidential Information with respect to the 101 Business shall be owned by RemainCo, regardless of whether the SpinCo Group discloses such Confidential Information to RemainCo in the course of its provision of Services under this Agreement. Each Party agrees that it shall not, and shall cause its Affiliates and its and its Affiliates’ officers, directors, members, managers, partners, employees, agents and other personnel not to, use in any way, for their own account or the account of any third party, or disclose to any third party, any such Confidential Information without prior written authorization from the disclosing Party, and in the case of any Confidential Information regarding the 101 Business, RemainCo, except for purposes of this Agreement; provided, however, that each Party may disclose Confidential Information of the other Party, to the extent permitted by applicable Law: (i) to its Representatives on a need-to-know basis in connection with the performance of such Party’s obligations under this Agreement; or (ii) in order to comply with applicable Law or in response to any summons, subpoena or other legal process or formal or informal investigative demand issued to the disclosing Party in the course of any litigation, investigation or administrative proceeding. In the event that a Party becomes legally compelled (based on advice of counsel) by judicial, investigative or administrative process to disclose any Confidential Information of the other Party, such disclosing Party (to the extent legally permitted) shall provide the other Party with prompt prior written notice of such requirement, and, to the extent reasonably practicable, cooperate with the other Party (at such other Party’s expense) to obtain a protective order or similar remedy to cause such Confidential Information not to be disclosed, including interposing all available objections thereto, such as objections based on settlement privilege. In the event that such protective order or other similar remedy is not obtained, the disclosing Party shall furnish only that portion of the Confidential Information that has been legally compelled and shall exercise its reasonable best efforts (at such other Party’s expense) to obtain assurance that confidential treatment shall be accorded such Confidential Information. In the event that a Party becomes legally required (based on advice of counsel) to disclose Confidential Information pursuant to stock exchange rules or securities Laws, the disclosing Party shall allow the other Party a reasonable opportunity to review and comment on the portion of such disclosure containing or reflecting Confidential Information, prior to the disclosure thereof.

(b)            Each Party shall, and shall cause its Representatives to, protect the Confidential Information of the other Party by using the same degree of care to prevent the unauthorized disclosure of such Confidential Information as the Party uses to protect its own Confidential Information of a like nature, which shall not be less than a reasonable standard of care.

(c)            Each Party shall inform its Representatives and Affiliates of the confidential nature of the information and direct them to abide by the terms hereof in advance of the disclosure of any such Confidential Information to them. Such disclosing Party shall be responsible for any breach of this Agreement by such Representatives or Affiliates, as if such Representatives or Affiliates were a party hereto.

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(d)            Each Party shall comply with this Agreement (including but not limited to this Section 10.03(d) and the Data Processing Addendum attached hereto as Schedule C) and all applicable Laws (including Privacy Laws (as defined in the Data Processing Addendum)) that are or that may in the future be applicable to the provision of Services hereunder, including as related to any Personal Information (as defined in the Merger Agreement).

(e)            The provisions of the Data Processing Addendum attached hereto as Schedule C shall govern the processing of Personal Information in connection with the provision of Services under this Agreement.

(f)            Each Party shall use reasonable best efforts to ensure that at completion of specific Services or termination of this Agreement, all access to Confidential Information of the other Party that was provided for purposes of SpinCo providing such Services to any Recipient, including any access rights provided under Section 4.01 hereof, will be terminated, including cancellation of all user identifications and passwords related thereto, if any, and any Confidential Information of the other Party will be deleted or returned to such other Party.

Section 10.04.      Further Assurances. From time to time following the Distribution, the Parties shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all reasonable further conveyances, notices, assumptions, releases and acquittances and such instruments, and shall take such reasonable actions as may be necessary or appropriate to make effective the transactions contemplated hereby as may be reasonably requested by the other Party; provided, however, that nothing in this Section 10.04 shall require either Party or its Affiliates to pay money to, commence or participate in any action or proceeding with respect to, or offer or grant any accommodation (financial or otherwise) to, any third-party following the date hereof.

Section 10.05.      Rules of Construction. Interpretation of this Agreement shall be governed by the rules of construction set forth in Section 1.2 of the Separation Agreement.

Section 10.06.      Notices. Except with respect to routine communications by the SpinCo Services Manager under Section 2.04, all notices and other communications under this Agreement shall be made in accordance with Section 8.14 of the Separation Agreement.

Section 10.07.      Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The Parties will replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

Section 10.08.      Assignment. This Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the Parties. Except as otherwise provided for in this Agreement, neither this Agreement nor any right, interest or obligation arising under this Agreement shall be assignable, in whole or in part, directly or indirectly, by either Party without the prior written consent of the other Party, and any attempt to assign any rights, interests or obligations arising under this Agreement without such consent shall be void; provided, that (i) a Party may assign any or all of its rights, interests and obligations hereunder to a member of such Party’s Group, so long as such assignee agrees pursuant to an agreement in writing reasonably satisfactory to the other Party to be bound by the terms of this Agreement as if named a “Party” hereto, (ii) a Party may assign this Agreement or any or all of its rights, interests and obligations hereunder in connection with a merger, reorganization or consolidation transaction in which such Party is a constituent party but not the surviving entity or the sale by such Party of all or substantially all of its Assets, so long as the surviving entity of such merger, reorganization or consolidation transaction or the transferee of such Assets shall assume all the obligations of the relevant Party by operation of law or pursuant to an agreement in writing, reasonably satisfactory to the other Party, to be bound by the terms of this Agreement as if named as a “Party” hereto, and (iii) a Party may assign this Agreement or any or all of its rights, interests and obligations hereunder in connection with a sale or disposition of any Assets or lines of business of such Party, so long as such assignee agrees pursuant to an agreement in writing reasonably satisfactory to the other Party to be bound by the terms of this Agreement as if named a “Party” hereto; provided, that in the case of an assignment pursuant to the foregoing clause (ii) or this clause (iii), (A) the non-assigning Party shall not be required to perform any obligation under this Agreement that would result in the breach or violation of any third party Contract by such Party or its Affiliates without the prior written consent of the non-assigning Party; provided, further, that in the case of each of the preceding clauses, no assignment permitted by this Section 10.08 shall release the assigning Party from liability for the full performance of its obligations under this Agreement, unless agreed to in writing by the non-assigning Party. Notwithstanding the foregoing, rights and obligations of RemainCo under this Agreement may be assigned as and to the extent provided in the Separation Agreement.

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Section 10.09.      No Third-Party Beneficiaries. Except as expressly set forth herein with respect to SpinCo Indemnified Parties and RemainCo Indemnified Parties pursuant to ARTICLE VIII, (a) the provisions of this Agreement are solely for the benefit of the Parties hereto and are not intended to confer upon any Person except the Parties hereto any rights or remedies hereunder and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third person with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

Section 10.10.      Entire Agreement. This Agreement (including any Schedules, Annexes or Exhibits hereto and the documents and instruments referenced herein), the Separation Agreement, the Merger Agreement and the Confidentiality Agreement contain the entire agreement between the Parties with respect to the subject matter hereof and supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties with respect to the subject matter hereof other than those set forth or referred to herein or therein, other than the Confidentiality Agreement, which will survive and remain in full force and effect . In the event of conflict or inconsistency between the provisions of this Agreement, on the one hand, and the provisions of any Local Transfer Agreement or Local Implementing Agreement (including any provision of a Local Transfer Agreement or Local Implementing Agreement providing for dispute resolution mechanisms inconsistent with those provided herein), on the other hand, the provisions of this Agreement shall prevail and remain in full force and effect. Each Party hereto shall, and shall cause each of its Subsidiaries to, implement the provisions of and the transactions contemplated by the Local Transfer Agreement or Local Implementing Agreement in accordance with the immediately preceding sentence.

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Section 10.11.      Amendment. Except as provided in Section 2.03, Section 5.01(a), Section 6.04, and Section 9.01, this Agreement (including all Exhibits and Schedules) may be amended, restated, supplemented or otherwise modified, only by written agreement duly executed by an authorized representative of each Party. No consent from any Indemnified Party under ARTICLE VIII (in each case other than the Parties) shall be required to amend this Agreement. Nothing in this Agreement will constitute an amendment to any plan or program sponsored by RemainCo, and no RemainCo plan or program will be amended absent a separate written amendment that complies with the plan’s or program’s amendment procedures.

Section 10.12.      Waiver. No failure or delay of any Party (or the applicable member of its Group) in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Waiver by any Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default.

Section 10.13.      Governing Law. This Agreement, and any TSA Dispute, shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof. SpinCo shall cause the SpinCo Indemnified Parties, and RemainCo shall cause RemainCo Indemnified Parties, to comply with the foregoing and with Section 7.01 as though such Indemnified Parties were a Party to this Agreement.

Section 10.14.      Non-Recourse. All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and are expressly limited to) the entities that are expressly identified as Parties to this Agreement. No Person who is not a Party, including any past, present or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any Party, or any director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, or representative of, and any financial advisor or lender to, any of the foregoing (“Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to, this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance, or breach; and, to the maximum extent permitted by Law, each Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates.

Section 10.15.      Counterparts. This Agreement may be executed in one or more counterparts, all of which counterparts shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party. This Agreement may be executed by facsimile or PDF signature and scanned and exchanged by electronic mail, and such facsimile or PDF signature or scanned and exchanged copies shall constitute an original for all purposes.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.

INHIBRX, INC.

By:
Name: [●]
Title: [●]

IBEX SPINCO, INC.

By:
Name: [●]
Title: [●]

[Signature Page to Transaction Services Agreement]

Exhibit B

AMENDED AND RESTATED BYLAWS
OF
IBEX SPINCO, INC.

1

ARTICLE I STOCKHOLDERS		1

1.1	Place of Meetings	1
1.2	Annual Meeting	1
1.3	Special Meetings	1
1.4	Notice of Meetings	1
1.5	Voting List	1
1.6	Quorum	2
1.7	Adjournments	2
1.8	Voting and Proxies	2
1.9	Action at Meeting	3
1.10	Nomination of Directors	3
1.11	Notice of Business at Annual Meetings	6
1.12	Conduct of Meetings	9
1.13	No Action by Consent in Lieu of a Meeting	10

ARTICLE II DIRECTORS		10

2.1	General Powers	10
2.2	Number, Election and Qualification	10
2.3	Chairman of the Board; Vice Chairman of the Board	10
2.4	Classes of Directors	10
2.5	Terms of Office	10
2.6	Quorum	11
2.7	Action at Meeting	11
2.8	Removal	11
2.9	Vacancies	11
2.10	Resignation	11
2.11	Regular Meetings	11
2.12	Special Meetings	11
2.13	Notice of Special Meetings	11
2.14	Meetings by Conference Communications Equipment	12
2.15	Action by Consent	12
2.16	Committees	12
2.17	Compensation of Directors	12

ARTICLE III OFFICERS		13

3.1	Titles	13
3.2	Election	13
3.3	Qualification	13
3.4	Tenure	13
3.5	Resignation and Removal	13
3.6	Vacancies	13
3.7	President; Chief Executive Officer	13
3.8	Vice Presidents	14
3.9	Secretary and Assistant Secretaries	14
3.10	Treasurer and Assistant Treasurers	14
3.11	Salaries	15
3.12	Delegation of Authority	15

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ARTICLE IV CAPITAL STOCK		15

4.1	Issuance of Stock	15
4.2	Stock Certificates; Uncertificated Shares	15
4.3	Transfers	16
4.4	Lost, Stolen or Destroyed Certificates	16
4.5	Record Date	16
4.6	Regulations	17

ARTICLE V GENERAL PROVISIONS		17

5.1	Fiscal Year	17
5.2	Corporate Seal	17
5.3	Waiver of Notice	17
5.4	Voting of Securities	17
5.5	Evidence of Authority	17
5.6	Certificate of Incorporation	18
5.7	Severability	18
5.8	Pronouns	18

ARTICLE VI AMENDMENTS		18

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ARTICLE I

STOCKHOLDERS

1.1            Place of Meetings. All meetings of stockholders shall be held at such place, or by means of remote communication, as may be designated from time to time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President or, if not so designated, at the principal office of the corporation. For purposes of these Bylaws, “remote communication” shall include telephone, internet, webcast or any other voice or video communications.

1.2            Annual Meeting. The annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. The corporation may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.

1.3            Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by only the Board of Directors, the Chairman of the Board or the Chief Executive Officer, and may not be called by any other person or persons. The corporation may postpone, reschedule or cancel any previously scheduled special meeting of stockholders. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

1.4            Notice of Meetings. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

1.5            Voting List. The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to inspect the list of stockholders required by this Section 1.5 or to vote in person or by proxy at any meeting of stockholders.

1.6            Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or classes or series of capital stock is required by law or the Certificate of Incorporation, the holders of a majority in voting power of the shares of such class or classes or series of the capital stock of the corporation issued and outstanding and entitled to vote on such matter, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

1.7            Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-laws by the chairman of the meeting or by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are (a) announced at the meeting at which adjournment is taken, (b) displayed, during the time scheduled for the original meeting by means of remote communication or (c) set forth in the notice of meeting for the original meeting given in accordance with Section 1.4 hereof and Section 222(a) of the General Corporation Law of the State of Delaware, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

1.8            Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation. No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

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1.9            Action at Meeting. When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter (or if there are two or more classes or series of stock entitled to vote as separate classes, then in the case of each such class or series, the holders of a majority in voting power of the shares of stock of that class or series present or represented at the meeting and voting affirmatively or negatively on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By-laws. When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.

1.10            Nomination of Directors.

(a)            Except for (1) any directors entitled to be elected by the holders of preferred stock, (2) any directors elected in accordance with Section 2.9 hereof by the Board of Directors to fill a vacancy or newly-created directorship or (3) as otherwise required by applicable law or stock exchange regulation, at any meeting of stockholders, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors. Nomination for election to the Board of Directors at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) timely complies with the notice procedures in Section 1.10(b), (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting and (z) is entitled to vote at such meeting.

(b)            To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (1) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) in the case of the annual meeting of stockholders of the corporation to be held in 2021 or (y) in the event that the date of the annual meeting in any other year is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (2) in the case of an election of directors at a special meeting of stockholders, provided that the Board of Directors, the Chairman of the Board or the Chief Executive Officer has determined, in accordance with Section 1.3, that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that the Board of Directors, the Chairman of the Board or the Chief Executive Officer, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of a meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

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The stockholder’s notice to the Secretary shall set forth: (A) as to each proposed nominee (1) such person’s name, age, business address and, if known, residence address, (2) such person’s principal occupation or employment, (3) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such person, (4) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among (x) the stockholder, the beneficial owner, if any, on whose behalf the nomination is being made and the respective affiliates and associates of, or others acting in concert with, such stockholder and such beneficial owner, on the one hand, and (y) each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with such nominee(s), on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made or any affiliate or associate thereof or person acting in concert therewith were the “registrant” for purposes of such Item and the proposed nominee were a director or executive officer of such registrant, (5) the completed and signed written questionnaire, representation and agreement (the “Questionnaire”), and (6) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made (1) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (2) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, (3) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are being made or who may participate in the solicitation of proxies in favor of electing such nominee(s), (4) a description of any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such stockholder or such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner with respect to shares of stock of the corporation, (5) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (6) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice, and (7) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock reasonably believed by such stockholder or such beneficial owner to be sufficient to elect the nominee (and such representation shall be included in any such proxy statement and form of proxy) and/or (y) otherwise to solicit proxies from stockholders in support of such nomination (and such representation shall be included in any such solicitation materials). The information required by Items (A)(1)(5) and (B)(1)(5) of the prior sentence shall be supplemented promptly (but not later than 2 business days before the commencement of the applicable meeting) by the stockholder giving the notice to provide updated information as of the record date. In addition, to be effective, the stockholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The stockholder shall also provide any other information reasonably requested from time to time by the corporation within 5 business days. A stockholder shall not have complied with this Section 1.10(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies or votes in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 1.10.

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The Secretary shall provide any stockholder the forms of the Questionnaire, upon written request therefor, which includes: (A) information, representations and agreements related to the background and qualification of such nominee and, if applicable, to and the background of any other person or entity making such nomination or on whose behalf the nomination is being made; (B)  information as necessary to permit the Board of Directors to determine if such nominee (1) is independent under, and satisfies the audit, compensation or other board committee independence requirements under, the applicable rules and listing standards of the principal national securities exchanges upon which the stock of the corporation is listed or traded, any applicable rules of the Securities Exchange Commission or any other regulatory body with jurisdiction over the corporation, or any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors and Board of Directors committee members, (2) is not or has not been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended from time to time, or (3) is not a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past 10 years ((1) through (3) collectively, the “Nominee Standards”); (C) a written representation and agreement that such person (1) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person will act or vote as a director on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply with such person’s fiduciary duties as a director under applicable law, (3) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation, (3) will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading and other policies and guidelines of the corporation that are applicable to directors and (4) currently intends to serve as a director for the full term for which he or she is standing for election; (D) such person’s written consent to being named as a nominee for election as a director and to serving as a director if elected; and (E) supplemental information promptly (and in any event within 5 business days) if any of the information provided to the corporation under the Questionnaire ceases to be accurate or complete in any material respect.

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For the purposes of this Section 1.10, “affiliate” shall have the meaning ascribed thereto in the rules and regulations promulgated under the Exchange Act. For the purposes of this Section 1.10, the term “associate” means, with respect to any stockholder, (a) any other beneficial owner of stock of the corporation that are owned by such person and (b) any person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such person or such beneficial owner. For purposes of this definition, the terms “controls,” “controlled by” and “under common control with” mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

(c)            The chairman of any meeting shall have the power and duty to determine whether a nomination was made in accordance with the provisions of this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with the representations with respect thereto required by this Section 1.10), and if the chairman should determine that a nomination was not made in accordance with the provisions of this Section 1.10, the chairman shall so declare to the meeting and such nomination shall not be brought before the meeting.

(d)            Except as otherwise required by law, nothing in this Section 1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

(e)            Notwithstanding the foregoing provisions of this Section 1.10, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present a nomination, such nomination shall not be brought before the meeting, notwithstanding that proxies in respect of such nominee may have been received by the corporation. For purposes of this Section 1.10, to be considered a “qualified representative of the stockholder”, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

(f)            For purposes of this Section 1.10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

1.11            Notice of Business at Annual Meetings.

(a)            At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the nomination of a person for election as a director of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the business must constitute a proper matter under Delaware law for stockholder action and the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures in Section 1.11(b), (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (z) be entitled to vote at such annual meeting.

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(b)            To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (1) in the case of the annual meeting of stockholders of the corporation to be held in 2021 or (2) in the event that the date of the annual meeting in any other year is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

The stockholder’s notice to the Secretary shall set forth: (A) as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting, (2) the text of the proposal (including the exact text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-laws, the exact text of the proposed amendment), and (3) the reasons for conducting such business at the annual meeting, and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made (1) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (2) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, (3) a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business, (4) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business or who may participate in the solicitation of proxies in favor of such proposal, (5) a description of any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such stockholder or such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner with respect to shares of stock of the corporation, (6) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the business proposed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (7) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, and (8) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal (and such representation shall be included in any such proxy statement and form of proxy) and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal (and such representation shall be included in any such solicitation materials). The information required by Items (A)(3) and (B)(1)-(6) of the prior sentence shall be supplemented promptly (but not later than 2 business days before the commencement of the applicable meeting) by the stockholder giving the notice to provide updated information as of the record date.

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Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures in this Section 1.11; provided that any stockholder proposal that complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Exchange Act and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the notice requirements of this Section 1.11. A stockholder shall not have complied with this Section 1.11(b) if the stockholder (or beneficial owner, if any, on whose behalf the proposal is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 1.11.

(c)            The chairman of any annual meeting shall have the power and duty to determine whether business was properly brought before the annual meeting in accordance with the provisions of this Section 1.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s proposal in compliance with the representation with respect thereto required by this Section 1.11), and if the chairman should determine that business was not properly brought before the annual meeting in accordance with the provisions of this Section 1.11, the chairman shall so declare to the meeting and such business shall not be brought before the annual meeting.

(d)            Except as otherwise required by law, nothing in this Section 1.11 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any proposal submitted by a stockholder.

(e)            Notwithstanding the foregoing provisions of this Section 1.11, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present business, such business shall not be considered, notwithstanding that proxies in respect of such business may have been received by the corporation.

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(f)            For purposes of this Section 1.11, the terms “qualified representative of the stockholder” and “public disclosure” shall have the same meaning as in Section 1.10.

1.12            Conduct of Meetings.

(a)            Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the Chief Executive Officer, or in the Chief Executive Officer’s absence by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

(b)            The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting and prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(c)            The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

(d)            In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. Every vote taken by ballots shall be counted by a duly appointed inspector or duly appointed inspectors.

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1.13            No Action by Consent in Lieu of a Meeting. Stockholders of the corporation may not take any action by written consent in lieu of a meeting.

ARTICLE II

DIRECTORS

2.1            General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation.

2.2            Number, Election and Qualification. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the corporation shall be established by the Board of Directors. Election of directors need not be by written ballot. Directors need not be stockholders of the corporation.

2.3            Chairman of the Board; Vice Chairman of the Board. The Board of Directors may appoint from its members a Chairman of the Board and a Vice Chairman of the Board, neither of whom need be an employee or officer of the corporation. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.7 of these By-laws. If the Board of Directors appoints a Vice Chairman of the Board, such Vice Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors. Unless otherwise provided by the Board of Directors, the Chairman of the Board or, in the Chairman’s absence, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors.

2.4            Classes of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The allocation of directors among classes shall be determined by resolution of the Board of Directors.

2.5            Terms of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the corporation’s first annual meeting of stockholders held after the effectiveness of these Amended and Restated By-laws; each director initially assigned to Class II shall serve for a term expiring at the corporation’s second annual meeting of stockholders held after the effectiveness of these Amended and Restated By-laws; and each director initially assigned to Class III shall serve for a term expiring at the corporation’s third annual meeting of stockholders held after the effectiveness of these Amended and Restated By-laws; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

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2.6            Quorum. The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board of Directors pursuant to Section 2.2 of these By-laws shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

2.7            Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or by the Certificate of Incorporation.

2.8            Removal. Subject to the rights of holders of any series of Preferred Stock, directors of the corporation may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

2.9            Vacancies. Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly-created directorship on the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor or until such director’s earlier death, resignation or removal.

2.10            Resignation. Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

2.11            Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.12            Special Meetings. Special meetings of the Board of Directors may be held at any time and place designated by the Chairman of the Board, the Chief Executive Officer, the President, two or more directors, or by one director in the event that there is only a single director in office.

2.13            Notice of Special Meetings. Notice of the date, place and time of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (a) in person or by telephone at least 24 hours in advance of the meeting, (b) by sending written notice by reputable overnight courier, electronic transmission, or delivering written notice by hand, to such director’s last known business, home or electronic transmission address at least 48 hours in advance of the meeting, or (c) by sending written notice by first-class mail to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

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2.14            Meetings by Conference Communications Equipment. Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

2.15            Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.16            Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation as the Board of Directors shall determine with such lawfully delegable powers and duties as the Board of Directors thereby confers. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors. Except as otherwise provided in the Certificate of Incorporation, these By-laws, or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

2.17            Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary entities in any other capacity and receiving compensation for such service.

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ARTICLE III

OFFICERS

3.1            Titles. The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2            Election. The Chief Executive Officer, President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

3.3            Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4            Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until such officer’s successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer’s earlier death, resignation or removal.

3.5            Resignation and Removal. Any officer may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event. Any officer may be removed at any time, with or without cause, by vote of a majority of the directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided for in a duly authorized written agreement with the corporation.

3.6            Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer’s predecessor and until a successor is elected and qualified, or until such officer’s earlier death, resignation or removal.

3.7            President; Chief Executive Officer. Unless the Board of Directors has designated another person as the corporation’s Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall have general charge and supervision of the business of the corporation subject to the direction of the Board of Directors, and shall perform all duties and have all powers that are commonly incident to the office of the chief executive or that are delegated to such officer by the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors or the Chief Executive Officer (if the President is not the Chief Executive Officer) may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing such duties shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

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3.8            Vice Presidents. Each Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.9            Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

3.10            Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

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The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

3.11            Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

3.12            Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

ARTICLE IV

CAPITAL STOCK

4.1            Issuance of Stock. Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation’s treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.

4.2            Stock Certificates; Uncertificated Shares. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock of the corporation represented by certificates shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, representing the number of shares held by such holder registered in certificate form. Each such certificate shall be signed in a manner that complies with Section 158 of the General Corporation Law of the State of Delaware.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each certificate representing shares of such class or series of stock, provided that in lieu of the foregoing requirements there may be set forth on the face or back of each certificate representing shares of such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or, with respect to Section 151 of the General Corporation Law of the State of Delaware, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

4.3            Transfers. Shares of stock of the corporation shall be transferable in the manner prescribed by law and in these By-laws. Transfers of shares of stock of the corporation shall be made only on the books of the corporation or by transfer agents designated to transfer shares of stock of the corporation. Subject to applicable law, shares of stock represented by certificates shall be transferred only on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Uncertificated shares may be transferred by delivery of a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By- laws.

4.4            Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the corporation may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity and posting of such bond as the corporation may require for the protection of the corporation or any transfer agent or registrar.

4.5            Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date on which the resolution fixing the record date is adopted, and such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

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If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

4.6            Regulations. The issue, transfer, conversion and registration of shares of stock of the corporation shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE V

GENERAL PROVISIONS

5.1            Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January of each year and end on the last day of December in each year.

5.2            Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

5.3            Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these By-laws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time of the event for which notice is to be given, shall be deemed equivalent to notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in any such waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

5.4            Voting of Securities. Except as the Board of Directors may otherwise designate, the Chief Executive Officer, the President or the Treasurer may waive notice of, vote, or appoint any person or persons to vote, on behalf of the corporation at, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or securityholders of any other entity, the securities of which may be held by this corporation.

5.5            Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

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5.6            Certificate of Incorporation. All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and/or restated and in effect from time to time.

5.7            Severability. Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.

5.8            Pronouns. All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VI

AMENDMENTS

These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.

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Exhibit 4.1

AGREEMENT RELATING TO THE PRE-FUNDED WARRANT TO PURCHASE COMMON STOCK AND SECURITIES PURCHASE AGREEMENT

THIS AGREEMENT (the “Agreement”), dated as of January 22, 2024, amends the Pre-Funded Warrant to Purchase Common Stock, dated August 31, 2023, issued by Inhibrx, Inc., a Delaware corporation (the “Company”), to [●] (the “Holder”) and specifies certain registration and other rights of the Holder.

WHEREAS, the Company and the Holder entered into that certain Securities Purchase Agreement, dated August 28, 2023, by and among the Company, the Holder and the other parties thereto (the “Securities Purchase Agreement”);

WHEREAS, pursuant to the Securities Purchase Agreement, on August 31, 2023, the Company issued a pre-funded warrant to purchase [●] shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company to the Holder (the “Existing Warrant”);

WHEREAS, Article 6 of the Securities Purchase Agreement provides the Holder with certain registration rights (the “Existing Registration Rights”);

WHEREAS, on or about the date hereof, the Company, Aventis Inc., a Pennsylvania corporation (“Acquirer”), and Art Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Acquirer (“Merger Sub”) entered into an Agreement and Plan of Merger (as such agreement may be amended or modified from time to time, the “Merger Agreement”) that provides for, among other things, the acquisition by Acquirer of the Company following the Distribution (as defined below), through the merger of Merger Sub with and into the Company, with the Company as the surviving company (the “Merger”);

WHEREAS, at the closing of the Merger, the holders of the outstanding shares of the Company’s Common Stock will receive the consideration specified in the Merger Agreement in respect of each issued and outstanding share of Common Stock (the “Merger Consideration”);

WHEREAS, on or about the date hereof, the Company and Ibex SpinCo, Inc. (expected to be renamed Inhibrx Biosciences, Inc.) (“SpinCo”) entered into a Separation and Distribution Agreement (the “Distribution Agreement”) that provides for, among other things, the distribution by the Company to holders of its shares of Common Stock, issued and outstanding shares of common stock of SpinCo (the “Distribution”), with the Company retaining a portion of the issued and outstanding shares of common stock of SpinCo;

WHEREAS, in anticipation of the Distribution and the Merger, the parties desire to amend the Existing Warrant and enter into certain agreements upon the terms and conditions provided herein.

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NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Definitions. “Record Date” shall mean the date that the Company will determine record ownership of the Common Stock for purposes of the Distribution.

2.            Amendment to the Existing Warrant and Other Agreements.

(a) Notwithstanding the provisions of the Existing Warrant, including Sections 3(a), 3(c) and 3(d) thereof, (1) in connection with, but not part of, the Distribution, the Holder shall solely be entitled, by virtue of its ownership of the Existing Warrant, to receive a warrant to purchase [●] shares of common stock of SpinCo (“SpinCo Warrant”) (as subject to equitable adjustment as contemplated by the Existing Warrant), which SpinCo Warrant shall otherwise have terms, rights and obligations equivalent to the Existing Warrant (including, for the avoidance of doubt, a limitation on exercise related to the Holder’s beneficial ownership of SpinCo and a nominal “Exercise Price” of $0.0001 per share), and shall not otherwise receive shares of common stock of SpinCo on account of the Existing Warrant, (2) upon consummation of the Merger, by virtue of its ownership of the Existing Warrant, the Holder shall receive only the Merger Consideration to which it would be entitled as a result of the Merger if it held the number of shares of Common Stock for which the Existing Warrant is exercisable immediately prior to the Merger, assuming full exercise of the Existing Warrant on a cashless basis without regard to the Beneficial Ownership Limitation (as defined in the Existing Warrant) and (3) immediately following, and subject to, the consummation of the Merger and the Distribution and Holder’s receipt of the SpinCo Warrant to which it is entitled pursuant to this Agreement, the Existing Warrant will be cancelled with no further action required by the Company, and neither the Company nor the Holder shall have any further rights or obligations thereunder, except that the Holder will have the right to receive the Merger Consideration provided under the Merger Agreement.

(b) To the extent that the Holder exercises all or a portion of the Existing Warrant prior to the closing of the Merger, the number of shares of SpinCo common stock underlying the SpinCo Warrant that the Holder is entitled to receive pursuant to Section 2(a)(1) above will be ratably reduced based on the distribution ratio for the Distribution. The Holder shall be entitled to exercise all or a portion of its Existing Warrant prior to the Record Date (which Record Date the Company agrees shall occur no earlier than fifteen Business Days (as defined below) prior to the Distribution) in accordance with the terms and conditions of the Existing Warrant; provided, that the Holder agrees not to exercise any portion of the Existing Warrant on or after the Record Date.

(c) No later than the time of the Distribution, the Company shall cause SpinCo to enter into an agreement with the Holder containing substantially equivalent registration rights provisions as the Existing Registration Rights (the “SpinCo Registration Rights Agreement”) and relating to shares of common stock of SpinCo held by the Holder or issuable to the Holder pursuant to the exercise of the SpinCo Warrant; provided that (1) the “Filing Date” (as defined in the Existing Registration Rights) under the SpinCo Registration Rights Agreement shall be defined as “No later than 10 Business Days (as defined in the Securities Purchase Agreement) following the Distribution” and (2) the “Effectiveness Date” (as defined in the Existing Registration Rights) under the SpinCo Registration Rights Agreement shall be defined as “as promptly as possible after the filing thereof, but in any event prior to the date which is five days after the receipt of a notification of no-review in the event of no review by the SEC, or 75 days after the Filing Date in the event of a review by the SEC” and (3) technical changes to give effect to the definitions in clauses (1) and (2) of this proviso shall be made in the SpinCo Registration Rights Agreement.

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(d) Each of the Holder and the Company will have no rights or obligations under Article 6 of the Securities Purchase Agreement while the Merger Agreement remains in effect.

(e) The Holder and the Company hereby agree that the Securities Purchase Agreement will automatically terminate, and neither the Holder nor the Company shall have any further rights or obligations thereunder, upon the consummation of the Merger.

3.            Cleansing Obligation. On or before 9:00 a.m., New York City time, on February 29, 2024, the Company shall issue one or more press releases and/or file with the Commission a Current Report on Form 8-K or Annual Report on Form 10-K (collectively, the “Disclosure Document”) disclosing all material terms of the Merger and any other material non-public information that the Company or its officers, directors, employees, agents or any other person acting at the direction of the Company has provided to the Holder prior to the filing of the Disclosure Document. Upon the issuance or filing of the Disclosure Document, to the knowledge of the Company, the Holder shall not be in possession of any material, non-public information received from the Company or any of its officers, directors, employees, agents or any other person acting at the direction of the Company, and the Holder shall no longer be subject to any confidentiality or similar obligations under any agreement, whether written or oral, with the Company or any of its affiliates.

4.            Notice of Record Date, Merger and Distribution. The Holder hereby acknowledges that it has received all notice required under the terms of the Existing Warrant with respect to the Merger and the Distribution. The Company hereby agrees to provide notice of the Record Date to the Holder in accordance with the terms of the Existing Warrant.

5.            Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery by the parties hereto. Notwithstanding the foregoing, to the extent that the Merger Agreement is terminated for any reason, the provisions of Section 2 above shall be of no further effect from and after the time the Merger Agreement is terminated, and the Existing Warrant and the Securities Purchase Agreement shall remain in full force and effect, including that Article 6 of the Securities Purchase Agreement shall automatically and immediately be deemed to again be in full force and effect.

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6.            Remaining Provisions of the Warrant. Except as expressly provided herein, the provisions of the Existing Warrant shall remain in full force and effect in accordance with their terms and shall be unaffected by this Agreement.

7.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which, taken together, constitute one and the same agreement. Facsimile counterpart signatures to this Agreement will be acceptable and binding.

8.            Governing Law. This Agreement, and the determination of any and all claims arising out of, relating to or in connection with this Agreement, shall in all respects and to the maximum extent permitted by applicable law be governed by the laws of the State of New York.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INHIBRX, INC.

By:
Name:
Title:

[NAME OF HOLDER]

By:
Name:
Title:

[Signature Page to Amendment to Pre-Funded Warrant]

Exhibit 4.2

AMENDMENT TO WARRANTS TO PURCHASE STOCK

THIS AMENDMENT (the “Amendment”), dated as of January 22, 2024, amends each of the 2020 Warrants (as defined below) and the 2022 Warrants (as defined below) that have been issued by Inhibrx, Inc., a Delaware corporation (the “Company”) to Oxford Finance LLC (the “Holder”).

WHEREAS, on July 15, 2020, the Company originally issued warrants to purchase an aggregate of 17,908 shares of common stock, par value $0.0001 (the “Common Stock”), of the Company to the Holder, which warrants are currently exercisable to purchase 7,354 shares of Common Stock with a Warrant Price of $17.00 per share (the “2020 Warrants”);

WHEREAS, on February 18, 2022, the Company originally issued warrants to purchase an aggregate of 40,000 shares of Common Stock to the Holder, which warrants are currently exercisable to purchase 40,000 shares of Common Stock with a Warrant Price of $45.00 per share (the “2022 Warrants” and, together with the 2020 Warrants, the “Existing Warrants”);

WHEREAS, on or about the date hereof, the Company, Aventis Inc., a Pennsylvania corporation (“Acquirer”), and Art Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Acquirer (“Merger Sub”) entered into an Agreement and Plan of Merger (as such agreement may be amended or modified from time to time, the “Merger Agreement”) that provides for, among other things, the acquisition by Acquirer of the Company following the Distribution (as defined below), through the merger of Merger Sub with and into the Company, with the Company as the surviving company (the “Merger”);

WHEREAS, at the closing of the Merger, the holders of the outstanding shares of the Company’s Common Stock will receive the consideration specified in the Merger Agreement in respect of each issued and outstanding share of Common Stock (the “Merger Consideration”);

WHEREAS, on or about the date hereof, the Company and Ibex SpinCo, Inc. (expected to be renamed Inhibrx Biosciences, Inc.) (“SpinCo”) entered into a Separation and Distribution Agreement (the “Distribution Agreement”) that provides for, among other things, the distribution by the Company to holders of its shares of Common Stock issued and outstanding shares of common stock of SpinCo (the “Distribution”);

WHEREAS, the parties desire to amend the Existing Warrants upon the terms and conditions herein provided.

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NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1.            Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the 2020 Warrants or 2022 Warrants, as applicable. For purposes of this Amendment, (i) the “Determination Time” means 4:00 p.m., New York City time, on the Business Day immediately preceding the Record Date and (ii) the “Record Date” means the date that the Company will determine record ownership of the Common Stock for purposes of the Distribution; provided, however, that such date shall not be more than ten (10) Business Days prior to the Effective Time (as defined in the Merger Agreement).

2.            Amendment to the 2020 Warrants. Notwithstanding the provisions of the 2020 Warrants, including, without limitation, Section 1 (including Section 1.6), Section 2 (including Section 2.1) and Section 5 of the 2020 Warrants, with respect to all 2020 Warrants that remain outstanding and have not been exercised as of the Determination Time:

Each 2020 Warrant in effect at the Determination Time shall remain outstanding and each such 2020 Warrant will be cancelled as of the Effective Time in exchange for the right to receive (A) cash in an amount equal to the product of (1) the total number of shares of Common Stock subject to such 2020 Warrant immediately prior to the Effective Time, multiplied by (2) the difference between (x) the Closing Amount (as defined in the Merger Agreement) and (y) $17.00, which amount shall be paid in accordance with Section 2.2(a) of the Merger Agreement, mutatis mutandis, (B) a number of CVRs (as defined in the Merger Agreement) equal to the total number of shares of Common Stock underlying such 2020 Warrant as of immediately prior to the Effective Time and (C) the number of shares of common stock of SpinCo that the Holder of such 2020 Warrant would have been entitled to receive in the Distribution had such 2020 Warrant been fully exercised on a cash basis as of the Determination Time. As of the Effective Time, each holder of 2020 Warrants shall cease to have any other rights in and to the Company and the Surviving Corporation, and each 2020 Warrant shall thereafter represent only the right to receive the applicable consideration set forth in the immediately preceding sentence.

3.            Amendment to the 2022 Warrants. Notwithstanding the provisions of the 2022 Warrants, including, without limitation, Section 1 (including Section 1.6), Section 2 (including Section 2.1) and Section 5 of the 2022 Warrants, with respect to all 2022 Warrants that remain outstanding and have not been exercised as of the Determination Time:

(a) if the Warrant Price of such 2022 Warrants in effect at the Determination Time is greater than or equal to the closing price of a share of Common Stock reported for the Trading Market on the Business Day immediately preceding the Record Date, (1) all such 2022 Warrants shall terminate and expire immediately prior to the consummation of the Merger and the holders thereof shall not be entitled to receive any shares of common stock of SpinCo or any consideration in connection with the Merger and (2) while the Merger Agreement remains in effect, the Holder shall not be permitted to exercise such 2022 Warrants.

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(b) if the Warrant Price of such 2022 Warrants in effect at the Determination Time is less than the closing price of a share of Common Stock reported for the Trading Market on the Business Day immediately preceding the Record Date, all such 2022 Warrants shall automatically be exercised at the Determination Time, without any action by the holders thereof, in accordance with the provisions of Section 1.2 thereof (and with the “fair market value” to be determined by reference to the closing price of a share of Common Stock reported for the Trading Market on the Business Day immediately preceding the Record Date).

4.            Exercise of the Existing Warrants. The Holder shall be entitled to exercise all or a portion of the 2020 Warrants or 2022 Warrants at any time prior to the Determination Time in accordance with the terms and conditions of such 2020 Warrants or 2022 Warrants, as applicable; provided, that the Holder agrees not to exercise any portion of its 2020 Warrants or 2022 Warrants after the Determination Time.

5.            No Consent. Nothing herein is or shall be deemed to constitute a consent by Oxford Finance LLC or any other Lender (as defined in the Loan Agreement) to the Merger Agreement or the Distribution Agreement, or the transactions contemplated therein, for the purposes of the Loan Agreement.

6.            Notices. The Holder hereby acknowledges that it has received all notice required under the terms of the Existing Warrants with respect to the Merger and the Distribution; provided, that the Company shall notify, in writing, the holders of each of the 2020 Warrants and the 2022 Warrants of the Determination Time at least seven (7) Business Days in advance thereof and of the Effective Time at least seven (7) Business Days in advance thereof.

7.            Effectiveness of Amendment. This Amendment shall become effective upon the execution and delivery by the parties hereto.

8.            Remaining Provisions of the Warrants. Except as expressly provided herein, the provisions of the Existing Warrants shall remain in full force and effect in accordance with their terms and shall be unaffected by this Amendment.

9.            Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which, taken together, constitute one and the same agreement. Facsimile counterpart signatures to this Amendment will be acceptable and binding.

10.            Governing Law. This Amendment, and the determination of any and all claims arising out of, relating to or in connection with this Amendment, shall in all respects and to the maximum extent permitted by applicable law be governed by the laws of the State of New York.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

INHIBRX, INC.

By:	/s/ Kelly Deck
Name: Kelly Deck
Title: Chief Financial Officer

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

[Signature Page to Amendment to Oxford Warrants]

Exhibit 99.1

Inhibrx Announces Sale of INBRX-101 to Sanofi for an aggregate value of up to $2.2B

Inhibrx, Inc. shareholders will receive per share consideration of $30 per share in cash, a CVR equal to $5, plus 0.25 shares in New Inhibrx, a new publicly traded company that retains all non-101 assets of Inhibrx, Inc.

Sanofi to pay off Inhibrx’s outstanding debt balance and capitalize New Inhibrx with $200 million in cash

SAN DIEGO, January 23, 2024 – Inhibrx, Inc. (Nasdaq: INBX) (“Inhibrx,” or the “Company”) and Sanofi (Nasdaq: SNY) (“Sanofi”) today announced that the companies have entered into a definitive agreement under which Aventis Inc., a Pennsylvania corporation (a subsidiary of Sanofi) will acquire all the assets and liabilities associated with INBRX-101, an optimized, recombinant alpha-1 antitrypsin (“AAT”) augmentation therapy currently in a registrational trial for the treatment of patients with alpha-1 antitrypsin deficiency (“AATD”). Immediately prior to the closing of the merger, all non-101 assets and liabilities, including INBRX-105, INBRX-106, INBRX-109, Inhibrx’s non-101 discovery pipeline and its corporate infrastructure, will be spun out from the Company into a new publicly traded company, Inhibrx Biosciences, Inc. (“New Inhibrx”).

Under the terms of the agreement, Sanofi will acquire all outstanding shares of Inhibrx through a merger, and in turn, each Inhibrx shareholder will receive: (i) $30.00 per share in cash, (ii) one contingent value right per share, representing the right to receive a contingent payment of $5.00 in cash upon the achievement of a regulatory milestone and (iii) one SEC-registered, publicly listed, share of New Inhibrx per every four shares of Inhibrx common stock held. In addition, in connection with the transaction, Sanofi will assume and retire Inhibrx’s outstanding third party debt and cause New Inhibrx to be funded with $200 million in cash and will retain an equity interest in New Inhibrx of 8%. The boards of directors of both Inhibrx and Sanofi have unanimously approved the transaction.

Combined, the upfront cash portion of the consideration, the potential contingent value payment, if achieved, and the assumption of Inhibrx’s debt, implies an aggregate transaction value of approximately $2.2 billion. Additionally, Inhibrx shareholders will own 92% of New Inhibrx capitalized with $200 million in cash.

Following the closing, New Inhibrx will continue to operate under the “Inhibrx” name and will be led by Mark Lappe as Chairman and CEO, as well as the other members of the current management team of Inhibrx. New Inhibrx will continue to own Inhibrx’s other clinical therapeutic candidates, INBRX-105, INBRX-106, and INBRX-109, as well as its non-101 discovery pipeline and certain corporate infrastructure owned by Inhibrx.

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Sanofi expects to finance the transaction with available cash resources.

Sanofi’s acquisition of Inhibrx is subject to the completion of the New Inhibrx spin-off transaction and other customary closing conditions, including receipt of regulatory approvals and approval by Inhibrx’s stockholders. Subject to the satisfaction or waiver of customary closing conditions, Sanofi and Inhibrx expect the transaction to close in the second quarter of 2024.

Advisors

Centerview Partners LLC is acting as exclusive financial advisor to Inhibrx and Paul, Weiss, Rifkind, Wharton and Garrison LLP is serving as legal counsel. Lazard is acting as exclusive financial advisor to Sanofi and Weil, Gotshal & Manges LLP is serving as legal counsel.

About Inhibrx, Inc.

Inhibrx is a clinical-stage biopharmaceutical company focused on developing a broad pipeline of novel biologic therapeutic candidates in oncology and orphan diseases. Inhibrx utilizes diverse methods of protein engineering to address the specific requirements of complex target and disease biology, including its proprietary protein engineering platforms. For more information, please visit www.inhibrx.com.

About Sanofi

Sanofi is an innovative global healthcare company, driven by one purpose: chase the miracles of science to improve people’s lives. Sanofi’s team, across some 100 countries, is dedicated to transforming the practice of medicine by working to turn the impossible into the possible. Sanofi provides potentially life-changing treatment options and life-saving vaccine protection to millions of people globally, while putting sustainability and social responsibility at the center of its ambitions.

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Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements about Sanofi’s proposed acquisition of the Company and the Company’s related spin-off of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109, which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s shareholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the integration of the Company and Sanofi will be more difficult, time consuming or costly than expected; risks and costs relating to the separation of the assets and liabilities associated with INBRX-105, INBRX-106 and INBRX-109 and the consummation of the spin-off in the anticipated timeframe or at all; changes to the configuration of the INBRX-105, INBRX-106 and INBRX-109 businesses included in the separation if implemented; disruption from the transaction making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of this announcement or the consummation of the proposed transaction on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the proposed transactions; the risk of litigation and/or regulatory actions related to the proposed transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize the Company’s technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture the Company’s therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering the Company’s therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy the Company’s capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and the Company’s third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and the Company’s industry.

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You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business described in the “Risk Factors” and “Special Note Regarding Forward-Looking Statements” sections of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company does not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. The definitive proxy statement will be mailed to the Company’s shareholders in connection with the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s shareholder meeting to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov or on the Company’s website at https://www.inhibrx.com.

5

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Company, its respective directors and certain of their respective executive officers may be deemed to be “participants” (as defined under Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from shareholders of the Company with respect to the potential transaction. Information about the identity of Company’s (i) directors is set forth in the section entitled “Our Board of Directors” on page 11 of Company’s proxy statement on Schedule 14A filed with the SEC on April 13, 2023 (the “2023 Proxy”) (and available here) and (ii) executive officers is set forth in the section entitled “Our Executive Officers” on page 14 of the 2023 Proxy (and available here). Information about the compensation of Company’s non-employee directors is set forth in the section entitled “Non-Employee Director Compensation Policy” starting on page 16 of the 2023 Proxy (and available here). Information about the compensation of Company’s named executive officers is set forth in the section entitled “Executive Compensation” starting on page 18 of the 2023 Proxy (and available here). Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933) are disclosed in the section entitled “Certain Relationships and Related Party Transactions” on page 31 of the 2023 Proxy (and available here). Information about the beneficial ownership of Company securities by Company’s directors and named executive officers is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” starting on page 28 of the 2023 Proxy (and available here).

Any change of the holdings of the Company’s securities by its directors or executive officers from the amounts set forth in the 2023 Proxy have been reflected in the following Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4, filed by Kayyem Jon Faiz, with the filing of the Company on May 30, 2023; Form 4, filed by Manhard Kimberly, with the filing of the Company on May 30, 2023; Form 4, filed by Vuori Kristiina MD, with the filing of the Company on May 30, 2023; and Form 4, filed by Forsyth Douglas, with the filing of the Company on May 30, 2023. As of January [22], 2024, each of the “participants” set forth below “beneficially owned” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) less than 1% of shares of common stock, par value $0.0001 share, of the Company.

Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.inhibrx.com.